                                  SMITH BARNEY
                                   MUNI FUNDS
                                FLORIDA PORTFOLIO

            CLASSIC SERIES | SEMI-ANNUAL REPORT | SEPTEMBER 30, 2001

logo: Smith Barney Mutual Funds
Your Serious Money Professionally Managed. SM

             Not Fdic Insured . Not Bank Guaranteed . May Lose Value

Photos of:
HEATH B.                  PETER M.
MCLENDON                  COFFEY
Chairman                  Vice President


DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for Smith Barney Muni Funds -- Florida Portfolio ("Portfolio") for the period ended September 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

SPECIAL SHAREHOLDER NOTICE

As you may know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed during the September 11th terrorist attack. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan and have been in full operation since the markets reopened. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends. We can assure you that this event did not affect the management of your investments at all; as always, they have been well protected and managed under the watchful eye of our investment professionals.

PERFORMANCE UPDATE

For the six months ended September 30, 2001, the Portfolio's Class A shares, without sales charges, returned 3.34%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")(1) returned 3.48%.

-------
1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note an investor cannot invest directly in an index.

       1 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

INVESTMENT STRATEGY

The Portfolio seeks as high a level of income exempt from federal income taxes(2) as is consistent with prudent investing. The Portfolio generally favors municipal securities that enable its shares to be exempt from the Florida intangibles tax.

One of the ways that the Portfolio's manager and his team run the Portfolio is to seek to create a built-in income stream for the long term. To this end, they have generally focused on investing in securities with high credit quality and good call protection, as they believe these securities offer solid long-term values.

MARKET AND PORTFOLIO REVIEW

Even before the September 11th disaster, economic growth throughout the year was slowing and was nearing a recession. The U. S. Federal Reserve Board ("Fed") began 2001 with an aggressive campaign of easing monetary policy in an effort to bolster the flagging economy. Through August, the Fed had cut short-term interest rates seven times, from 6.5% to 3.5%, and appeared to be nearing the end of its rate-cutting campaign. Since the September 11th attacks, the Federal Open Market Committee ("FOMC")(3) lowered short-term rates three times in 50 basis point(4) increments. It lowered rates once with an intra-meeting move on September 17th before the equity markets reopened, once at the FOMC meeting on October 2nd and, most recently, on November 6th. Please note that the October 2nd and November 6th rate reductions both occurred after the reporting period ended. The federal funds rate ("fed funds rate")(5) now stands at 2.0%, its lowest level in four decades. Congress has also enacted emergency spending measures and is working to craft a second package of tax cuts to help stimulate economic growth.

During the period covered by this report, the municipal market reacted favorably to the cuts in short-term rates, and yields declined steadily from the last week in May to the end of August. Quality spreads -- the difference in yields between higher credit quality and lower credit quality debt -- also contracted. This market action contributed to the Portfolio's positive total return.

-------
2 Please note a portion of the income from the Portfolio may be subject to the ALTERNATIVE MINIMUM TAX ("AMT").
3 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
4    A basis point is 0.01%, or one one-hundredth of a percent.
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge. The fed funds rate often points to the direction of U.S. interest rates.

       2 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

After the September 11th attacks, yields on longer-term municipals and other long-term debt increased as short-term rates plummeted further. Quality spreads widened again, although not as much in the municipal market as in the corporate arena, with the notable exception of special facilities debt backed by corporate entities (i.e., the airlines in particular). Yields on longer-term municipals are now only slightly higher than they were during the lows reached by the end of August.

Given the beleaguered economic state of the U.S. and the rest of the world, we believe it is unlikely that we will see resurgence in inflation any time soon. Rather, we feel the risks still seem to be skewed toward unwanted deflation. In our opinion, the economy will probably continue to be weak until the very substantial fiscal and monetary stimulus being applied can start the recovery process. We believe this leaves the Fed with leeway for additional rate cuts. Even with short-term rates at their lowest levels in four decades, we still expect the Fed to lower rates at least once more before year-end.

FLORIDA ECONOMIC HIGHLIGHTS(6)

Over the past 10 years, Florida's economy has grown and become more diversified. In the past, the state's economy was highly service-based and firmly centered around tourism. Today, almost two-thirds of Florida's employment is tied to trade and construction as well as to services. Florida has worked to maintain a budget stabilization reserve equal to approximately 5% of its revenues and to reduce an increasing debt burden associated with educational and environmental issuances. We anticipate all of these factors should provide the state with a strong platform for continued economic growth against the more current backdrop of global economic weakness and political uncertainty that began almost 18 months ago.

The effects of an overall U.S. economic slowdown were being felt this year prior to the September 11th disaster. Declining business activity has impacted the nation as well as Florida, which has a limited manufacturing sector but a considerable tourism industry. As economic and political issues are addressed, we believe Florida's travel and tourism industries should start to pick up and ignite again.

While Florida's economy has grown and diversified, revitalizing these two industries is still critical for the state. As a case in point, Florida's Governor Jeb Bush recently has met with industry and government leaders to propose increased funding for tourism, budgeting $20 million for marketing and outreach programs. He also has traveled to other cities to encourage people to visit Florida as part of a larger economic stimulus package for the state.

------
6    Source: Standard & Poor's Ratings Service.

       3 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

OUTLOOK

Looking forward, while we believe most state and local governments are well positioned after years of surpluses, the economic downturn and fear of projected deficits are prompting many of them to cut budgets. We feel that the expanding role of the federal government to meet the challenges of defending and rebuilding will also place additional burdens on state and local governments. This is likely to further increase municipal new issue volume from an already high level. While demand has been quite strong and municipal bonds are extraordinarily cheap relative to Treasuries, it is not clear if demand levels will be sufficient to absorb additional supply without a correction.

Looking ahead, our strategy for the Portfolio is to place additional emphasis on credit quality and higher coupon structures. We also plan to exercise caution in taking advantage of trading opportunities for the Portfolio.

In closing, thank you for investing in Smith Barney Muni Funds -- Florida Portfolio.

Sincerely,

/s/Heath B. McLendon                           /s/Peter M. Coffey
Heath B. McLendon                              Peter M. Coffey
Chairman                                       Vice President

November 6, 2001


The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 9 through 17 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of September 30, 2001 and is subject to change.

       4 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS A SHARES

                          NET ASSET VALUE
                       ---------------------
                       BEGINNING      END        INCOME     CAPITAL GAIN      TOTAL
PERIOD ENDED           OF PERIOD   OF PERIOD    DIVIDENDS   DISTRIBUTIONS   RETURNS(1)
======================================================================================
9/30/01                 $13.34      $13.43        $0.35         $0.00           3.34%+
--------------------------------------------------------------------------------------
3/31/01                  12.70       13.34         0.70          0.00          10.83
--------------------------------------------------------------------------------------
3/31/00                  13.70       12.70         0.68          0.00          (2.25)
--------------------------------------------------------------------------------------
3/31/99                  13.74       13.70         0.70          0.09           5.56
--------------------------------------------------------------------------------------
3/31/98                  13.16       13.74         0.73          0.13          11.15
--------------------------------------------------------------------------------------
3/31/97                  13.24       13.16         0.73          0.05           5.44
--------------------------------------------------------------------------------------
3/31/96                  12.89       13.24         0.74          0.00           8.65
--------------------------------------------------------------------------------------
3/31/95                  12.82       12.89         0.76          0.00           6.77
--------------------------------------------------------------------------------------
3/31/94                  13.21       12.82         0.77          0.00           2.75
--------------------------------------------------------------------------------------
3/31/93                  12.32       13.21         0.80          0.01          14.21
--------------------------------------------------------------------------------------
Inception* - 3/31/92     12.00       12.32         0.70          0.00           8.70+
======================================================================================
Total                                             $7.66         $0.28
======================================================================================

HISTORICAL PERFORMANCE -- CLASS B SHARES

                          NET ASSET VALUE
                       ---------------------
                       BEGINNING      END        INCOME     CAPITAL GAIN      TOTAL
PERIOD ENDED           OF PERIOD   OF PERIOD    DIVIDENDS   DISTRIBUTIONS   RETURNS(1)
======================================================================================
9/30/01                 $13.32      $13.41        $0.32         $0.00           3.10%+
--------------------------------------------------------------------------------------
3/31/01                  12.70       13.32         0.63          0.00          10.14
--------------------------------------------------------------------------------------
3/31/00                  13.69       12.70         0.61          0.00          (2.70)
--------------------------------------------------------------------------------------
3/31/99                  13.73       13.69         0.63          0.09           5.01
--------------------------------------------------------------------------------------
3/31/98                  13.14       13.73         0.65          0.13          10.59
--------------------------------------------------------------------------------------
3/31/97                  13.23       13.14         0.68          0.05           4.91
--------------------------------------------------------------------------------------
3/31/96                  12.89       13.23         0.69          0.00           8.09
--------------------------------------------------------------------------------------
Inception* - 3/31/95     11.91       12.89         0.29          0.00          10.77+
======================================================================================
Total                                             $4.50         $0.27
======================================================================================

       5 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS L SHARES

                         NET ASSET VALUE
                       --------------------
                       BEGINNING      END        INCOME     CAPITAL GAIN      TOTAL
PERIOD ENDED           OF PERIOD   OF PERIOD    DIVIDENDS   DISTRIBUTIONS   RETURNS(1)
======================================================================================
9/30/01                 $13.33      $13.42        $0.31         $0.00           3.08%+
--------------------------------------------------------------------------------------
3/31/01                  12.70       13.33         0.63          0.00          10.16
--------------------------------------------------------------------------------------
3/31/00                  13.69       12.70         0.60          0.00          (2.78)
--------------------------------------------------------------------------------------
3/31/99                  13.74       13.69         0.62          0.09           4.87
--------------------------------------------------------------------------------------
3/31/98                  13.14       13.74         0.63          0.13          10.51
--------------------------------------------------------------------------------------
3/31/97                  13.22       13.14         0.67          0.05           4.94
--------------------------------------------------------------------------------------
3/31/96                  12.89       13.22         0.68          0.00           7.96
--------------------------------------------------------------------------------------
3/31/95                  12.81       12.89         0.67          0.00           6.12
--------------------------------------------------------------------------------------
3/31/94                  13.20       12.81         0.68          0.00           2.05
--------------------------------------------------------------------------------------
Inception* - 3/31/93     12.86       13.20         0.18          0.00           4.05+
======================================================================================
Total                                             $5.67         $0.27
======================================================================================

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURNS

                                                         WITHOUT SALES CHARGES(1)
                                                     ---------------------------------
                                                     CLASS A     CLASS B     CLASS L
======================================================================================
Six Months Ended 9/30/01+                                3.34%      3.10%       3.08%
--------------------------------------------------------------------------------------
Year Ended 9/30/01                                      10.05       9.47        9.41
--------------------------------------------------------------------------------------
Five Years Ended 9/30/01                                 6.05       5.49        5.45
--------------------------------------------------------------------------------------
Ten Years Ended 9/30/01                                  6.90        NA          NA
--------------------------------------------------------------------------------------
Inception* through 9/30/01                               7.07       7.19        5.78
======================================================================================

                                                          WITH SALES CHARGES(2)
                                                     ---------------------------------
                                                     CLASS A     CLASS B     CLASS L
======================================================================================
Six Months Ended 9/30/01+                               (0.83)%    (1.40)%      1.09%
--------------------------------------------------------------------------------------
Year Ended 9/30/01                                       5.62       4.97        7.33
--------------------------------------------------------------------------------------
Five Years Ended 9/30/01                                 5.20       5.33        5.24
--------------------------------------------------------------------------------------
Ten Years Ended 9/30/01                                  6.46        NA          NA
--------------------------------------------------------------------------------------
Inception* through 9/30/01                               6.66       7.19        5.66
======================================================================================

       6 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

CUMULATIVE TOTAL RETURNS

                                                        WITHOUT SALES CHARGES(1)
================================================================================
Class A (Inception* through 9/30/01)                                94.83%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/01)                                61.16
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/01)                                63.34
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and L shares are April 2, 1991, November 16, 1994 and January 5, 1993, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

       7 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)

                 GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF
                            THE FLORIDA PORTFOLIO VS.
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX+

--------------------------------------------------------------------------------
                        September 1991 -- September 2001

Date     LEHMAN BROTHERS MUNICIPAL BOND INDEX        FLORIDA PORTFOLIO
9/91                    10000                              9603
3/92                    10366                              9923
3/93                    11663                             11333
3/94                    11934                             11645
3/95                    12822                             12434
3/96                    13897                             13508
3/97                    14653                             14244
3/98                    16223                             15833
3/99                    17229                             16713
3/00                    17214                             16337
3/01                    19095                             18105
9/01                    19759                             18709

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on September 30, 1991, assuming deduction of the 4.00% maximum initial sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through September 30, 2001. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

       8 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) SEPTEMBER 30, 2001

  FACE
 AMOUNT    RATING(A)                   SECURITY                                           VALUE
=================================================================================================
EDUCATION -- 8.1%
                    Capital Projects Finance Authority Student Housing Revenue,
                     Cafra Capital Corp., Capital Projects Loan Program:
$3,000,000   NR         Series A, 7.850% due 8/15/31                                  $ 3,066,960
 4,000,000   AAA        Series F-1, MBIA-Insured, 5.000% due 10/1/31                    3,902,880
 4,000,000   AAA    Florida State Board of Education Capital Outlay, Public Education,
                     Series E, FSA-Insured, 5.000% due 6/1/30                           3,898,640
 1,235,000   AAA    Florida State Board Regent Housing Revenue, University Central
                     Florida, FGIC-Insured, 5.250% due 10/1/26                          1,256,131
 2,790,000   A      Virgin Islands University Refunding & Improvement, Series A,
                     ACA-Insured, 6.250% due 12/1/29                                    2,955,447
                    Volusia County Educational Facilities Authority Revenue,
                     Embry-Riddle Aeronautical University:
 2,875,000   Baa2*      Series A, 6.125% due 10/15/16                                   3,054,199
   150,000   AAA        Unrefunded Balance, CONNIE LEE-Insured,
                         6.500% due 10/15/15                                              158,877
-------------------------------------------------------------------------------------------------
                                                                                       18,293,134
-------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY (B) -- 7.7%
    60,000   AAA    Altamonte Springs Health Facilities Authority Hospital Revenue,
                     Adventist Health System, 13.000% due 10/1/01                          60,000
   860,000   AAA    Bradford County Health Facilities Authority Revenue, (Santa Fe
                     Health Care Facilities Project), 6.050% due 11/15/16                 977,596
   220,000   AAA    Cape Coral Health Facilities Authority Hospital Revenue,
                     (Cape Coral Medical Center Project), 8.125% due 11/1/08              259,972
   920,000   AAA    Dunedin Health Facilities Authority Revenue, Mease Hospital Inc.,
                     7.600% due 10/1/08                                                 1,050,336
 3,000,000   AAA    Escambia County HFA, MFH Revenue, Genesis Healthcare,
                     Principal Custodial Receipts, Series A, FGIC-Insured,
                     zero coupon due 10/15/18                                           1,222,590
 2,025,000   AAA    Gainesville Utility System Revenue, 8.125% due 10/1/14              2,630,515
    70,000   AAA    Lee County Capital Bonds, MBIA-Insured, 9.500% due 10/1/05             79,318
   825,000   AAA    Lee County Justice Center Complex Inc., Improvement Revenue,
                     Series A, MBIA-Insured, 11.125% due 1/1/11                         1,126,059
                    Lee County Southwest Regional Airport Revenue, MBIA-Insured:
   550,000   AAA     8.625% due 10/1/09                                                   659,159
   650,000   AAA     9.630% due 10/1/09                                                   807,664
 3,040,000   AAA    Orange County Health Facility Authority Revenue, Southern
                     Adventist Hospital, 8.750% due 10/1/09                             3,638,606
   950,000   AAA    Palm Beach County Health Facilities Authority Revenue,
                     (John F. Kennedy Memorial Hospital Inc. Project),
                     Series C, 9.500% due 8/1/13                                        1,254,751
 1,020,000   AAA    Palm Beach County Solid Waste Authority Revenue, MBIA-Insured,
                     10.000% due 12/1/04                                                1,146,796

                       SEE NOTES TO FINANCIAL STATEMENTS.

       9 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)      SEPTEMBER 30, 2001

  FACE
 AMOUNT    RATING(A)                   SECURITY                                          VALUE
================================================================================================
ESCROWED TO MATURITY (B) -- 7.7% (CONTINUED)
$2,045,000   AAA    Tampa Guaranteed Entitlement Revenue, MBIA-Insured,
                     9.750% due 10/1/08                                              $ 2,504,655
------------------------------------------------------------------------------------------------
                                                                                      17,418,017
------------------------------------------------------------------------------------------------
FINANCE -- 1.8%
                    Virgin Islands Public Finance Authority Revenue:
 2,000,000   A       Series A, ACA-Insured, 5.500% due 10/1/18                         2,054,220
 2,000,000   NR      Series E, 6.000% due 10/1/22                                      2,012,400
------------------------------------------------------------------------------------------------
                                                                                       4,066,620
------------------------------------------------------------------------------------------------
GENERAL OBLIGATION -- 1.4%
   500,000   NR     Brevard County Tourist Development Tax Revenue,
                     4th Century Marlins Spring, 6.875% due 3/1/13                       540,295
 1,000,000   AA+    Broward County, 5.250% due 1/1/21                                  1,018,970
 1,000,000   AAA    Florida State Broward County, 10.000% due 7/1/14                   1,476,240
------------------------------------------------------------------------------------------------
                                                                                       3,035,505
------------------------------------------------------------------------------------------------
HOSPITAL -- 22.3%
                    Escambia County Health Facilities Authority Revenue:
 2,500,000   BBB-++  Azalea Trace Inc. Project, 6.100% due 1/1/19                      2,457,875
 2,000,000   Aaa*    Florida Health Care Facility Loan, VHA Program, AMBAC-Insured,
                       5.950% due 7/1/20                                               2,216,300
   165,000   BBB+    Unrefunded Balance, Baptist Hospital, 6.750% due 10/1/14            172,062
                    Highlands County Health Facilities Authority Revenue:
 2,000,000   A-      Adventist Health System, 5.250% due 11/15/20                      1,934,300
 2,500,000   A-      Hospital-Adventis, (Sunbelt Inc. Project), Series A,
                       6.000% due 11/15/31                                             2,549,450
 3,000,000   AA     Jacksonville Economic Development Health Care
                     Facilities Revenue, (Mayo Clinic Jacksonville),
                     Series A, 5.500% due 11/15/36                                     3,014,670
                    Jacksonville Health Facilities Authority, Hospital Revenue:
                     National Benevolent Association, IDR, Cypress Hill
                       Village Program:
   750,000   Baa2*        6.400% due 12/1/16                                             756,713
                          Series A:
 1,000,000   Baa2*           6.250% due 12/1/26                                        1,003,320
 1,175,000   Baa2*           7.100% due 3/1/30                                         1,257,238
 2,000,000   AA      St. Luke's Hospital Association Project, 7.125% due 11/15/20      2,047,280
   140,000   AAA     St. Vincent's Medical Center, 9.125% due 1/1/03                     146,748
   310,000   AAA     University Medical Center Inc. Project, CONNIE LEE-Insured,
                       7.975% due 2/1/21                                                 320,063
 1,000,000   AAA    Lee County Hospital Board of Directors, Hospital Revenue,
                     MBIA-Insured, Regular Linked SAVRS & RIBS,
                     8.269% due 3/26/20 (c)                                            1,055,530

                       SEE NOTES TO FINANCIAL STATEMENTS.

      10 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)      SEPTEMBER 30, 2001

  FACE
 AMOUNT    RATING(A)                   SECURITY                                           VALUE
=================================================================================================
HOSPITAL -- 22.3% (CONTINUED)
                    Miami Beach Health Facilities Authority Hospital Revenue,
                     (Mt. Sinai Medical Center Project):
$  600,000   BBB-      5.375% due 11/15/28                                             $  537,528
 1,000,000   BBB-      Series A, 6.800% due 11/15/31                                    1,050,880
                    Orange County Health Facilities Authority, Hospital Revenue Bonds:
                     Adventist Health Systems:
 3,000,000   A-        6.500% due 11/15/30                                              3,197,550
 1,500,000   AAA       FSA-Insured, 6.050% due 11/15/07                                 1,586,040
 1,000,000   AAA       Sunbelt Inc. Project, Series B, 6.750% due 11/15/21              1,024,710
 2,000,000   NR      First Mortgage Healthcare Facilities, 9.000% due 7/1/31            2,060,920
   250,000   AA      Mayflower Retirement Center Project, Asset Guaranteed,
                       5.250% due 6/1/19                                                  250,170
 1,000,000   AAA     MBIA-Insured, 8.746% due 10/29/21 (c)                              1,046,890
 1,000,000   A2*     Orlando Regional Healthcare System, Series E,
                       6.000% due 10/1/26                                               1,039,610
                    Pinellas County Health Facilities Authority Revenue:
 1,500,000   Aaa*    Baycare Health System, 5.000% due 11/15/30                         1,450,800
   320,000   BB+     Sun Coast Health System, Sun Coast Hospital Guaranteed,
                       Series A, 8.500% due 3/1/20                                        322,422
 1,000,000   BBB-   Puerto Rico Industrial Tourist Educational Medical & Environmental
                     Control Facilities, (Mennonite General Hospital Project), Series A,
                     5.625% due 7/1/27                                                    883,050
                    Sarasota County Public Hospital Board Revenue, Sarasota
                     Memorial Hospital, Series B, MBIA-Insured:
 6,745,000   AAA       5.250% due 7/1/24                                                6,898,044
 3,485,000   AAA       5.500% due 7/1/28                                                3,676,431
 2,000,000   A-     South Lake County Hospital District Revenue, South Lake Hospital
                     Inc., Orlando Regional Healthcare, 6.000% due 10/1/22              2,064,480
                    West Orange Healthcare District Revenue, Series A:
 2,000,000   A-      5.650% due 2/1/22                                                  2,034,260
 2,000,000   A-      5.800% due 2/1/31                                                  2,004,440
-------------------------------------------------------------------------------------------------
                                                                                       50,059,774
-------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 8.2%
   365,000   AAA    Clearwater MFH Revenue, (Drew Gardens Project), Series A,
                     FHA-Insured, 6.500% due 10/1/25                                      375,939
                    Dade County HFA, Multi-Family Mortgage Revenue:
 1,085,000   AAA     Antigue Club Apartments, Series A-1, AMBAC-Insured,
                       6.750% due 8/1/14 (d)                                            1,156,035
 1,000,000   NR      Golden Lakes Apartments Project, 6.050% due 11/1/39 (d)            1,019,760
 2,900,000   A       Sr. Lien, Series I-1, 6.625% due 7/1/28 (d)                        3,089,167
 1,000,000   BBB-    The Vineyards Project, Series H, 6.500% due 11/1/25                1,047,340
 2,355,000   AAA    Dade County IDR, Susanna Wesley Health Center, Series A,
                     FHA-Insured, 6.625% due 7/1/30                                     2,482,335

                       SEE NOTES TO FINANCIAL STATEMENTS.

      11 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)      SEPTEMBER 30, 2001

  FACE
 AMOUNT    RATING(A)                   SECURITY                                          VALUE
================================================================================================
HOUSING: MULTI-FAMILY -- 8.2% (CONTINUED)
$1,500,000   AAA    Lee County HFA, MFH Revenue, (Brittany Phase II
                     Project), Series A, FNMA-Collateralized, 6.100% due 12/1/32
                     (d)                                                             $ 1,574,655
 1,000,000   AAA    Oceanside Housing Development Corp., MFH
                     Mortgage Revenue, FHA-Insured, 6.875% due 2/1/20                  1,005,860
                    Orange County HFA, MFH Revenue:
                     Loma Vista Project, Series G:
 1,000,000   A3*       5.450% due 9/1/24 (d)                                             997,350
 1,000,000   A3*       5.500% due 3/1/32 (d)                                           1,006,520
 2,065,000   Aaa*    RHA/Affordable Housing III, Series A, MBIA-Insured,
                       6.200% due 7/1/20                                               2,222,105
 1,300,000   A      Pasco County HFA, Multi-Family Revenue, (Pasco Woods
                     Apartments Project), Series A, 5.700% due 8/1/19 (d)              1,340,664
 1,095,000   AAA    Southwest Housing Development Corp., MFH Mortgage
                     Revenue Refunding, FHA-Insured, 6.875% due 2/1/20                 1,100,804
------------------------------------------------------------------------------------------------
                                                                                      18,418,534
------------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 6.6%
                    Brevard County HFA, Single-Family Mortgage Revenue:
   175,000   Aaa*    GNMA-Collateralized, 6.600% due 9/1/16 (d)                          183,573
   900,000   Aaa*    GNMA/FNMA-Collateralized, 6.400% due 9/1/23 (d)                     936,135
                    Broward County HFA, Single-Family Mortgage Revenue:
    40,000   Aa2*    Capital Appreciation, zero coupon due 4/1/14                         11,243
   430,000   Aaa*    GNMA/FNMA-Collateralized, 6.650% due 8/1/21 (d)                     452,257
                    Dade County HFA:
 1,370,000   Aaa*     Home Ownership Mortgage Revenue, Series A,
                       GNMA/FNMA-Collateralized, 6.375% due 4/13/33 (d)                1,447,460
                      Single-Family Mortgage Revenue, Series A,
                       GNMA/FNMA-Collateralized:
 1,500,000   AAA         6.700% due 4/1/28 (d)                                         1,584,765
    25,000   Aaa*        Series E, 7.000% due 3/1/24                                      25,361
   475,000   Aaa*   Duval County HFA, Single-Family Mortgage Revenue,
                     GNMA-Collateralized, 6.700% due 10/1/26 (d)                         497,406
 1,000,000   Aaa*   Escambia County HFA, Single-Family Mortgage Revenue,
                     Series A, GNMA/FNMA-Collateralized, 5.500% due 10/1/31 (d)        1,004,850
                     Florida HFA:
   855,000   AAA     Single-Family Mortgage, Series B, GNMA/FNMA-Collateralized,
                       6.650% due 7/1/26 (d)                                             891,859
 2,400,000   A       Sunset Place, Series K-1, 6.000% due 10/1/19                      2,448,768
                    Florida Housing Finance Corporate Revenue:
 1,500,000   Aaa*    Augustine Club Apartment, Series D, MBIA-Insured,
                       5.750% due 10/1/30                                              1,558,365
 1,000,000   Baa3*   Series D2, 8.250% due 10/1/30                                     1,021,860

                       SEE NOTES TO FINANCIAL STATEMENTS.

      12 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)      SEPTEMBER 30, 2001

  FACE
 AMOUNT    RATING(A)                   SECURITY                                          VALUE
================================================================================================
HOUSING: SINGLE-FAMILY -- 6.6% (CONTINUED)
$  520,000   AAA    Leon County HFA, Single-Family Mortgage Revenue, Multi-County
                     Program, Series B, GNMA/FHLMC-Collateralized,
                     7.300% due 1/1/28 (d)                                         $     605,649
   285,000   AAA    Orange County HFA, Single-Family Mortgage Revenue,
                     GNMA/FNMA-Collateralized, Mortgage Backed Securities
                     Program, 6.750% due 10/1/18 (d)                                     296,970
 1,310,000   Aaa*   Pinnellas County HFA, Single-Family Mortgage Revenue,
                     GNMA/FNMA-Collateralized, 6.550% due 8/1/27 (d)                   1,360,199
   380,000   AAA    Virgin Islands HFA, Single-Family Mortgage Revenue, Series A,
                     GNMA-Collateralized, 6.500% due 3/1/25 (d)                          396,830
------------------------------------------------------------------------------------------------
                                                                                      14,723,550
------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 5.3%
 4,000,000   NR     Hillsborough County IDA Exempt Facility Revenue, National
                     Gypsum, Series A, 7.125% due 4/1/30                               3,200,600
 1,775,000   NR     Homestead IDR, Community Rehabilitation Providers Program,
                     Series A, 7.950% due 11/1/18                                      1,855,248
                    Lee County IDA, Health Care Facilities Revenue, (Shell Point
                     Village Project):
 1,000,000   BBB-      Series A, 5.500% due 11/15/21                                     914,720
 1,400,000   AA        Series B, Variable Rate due 11/1/29                             1,400,000
 1,500,000   BBB-   Martin County IDA, Indiantown, (Cogeneration Project),
                     7.875% due 12/15/25 (d)                                           1,568,070
   500,000   NR     Northern Palm Beach County Water Control District, Unit
                     Development No. 31, Program 1, 6.750% due 11/1/07                   520,530
   676,000   AAA    Osceola County IDA Revenue, (Community Provider Pooled
                     Loan Program), Series A, FSA-Insured, 7.750% due 7/1/10             691,433
                    Tampa Sports Authority Revenue, (Tampa Bay Arena Project),
                     MBIA-Insured:
   500,000   AAA       6.050% due 10/1/20                                                573,925
 1,000,000   AAA       6.100% due 10/1/26                                              1,160,710
    55,000   AAA    West Palm Beach Industrial Development Revenue,
                     AMBAC-Insured, 11.375% due 6/1/11                                    76,185
------------------------------------------------------------------------------------------------
                                                                                      11,961,421
------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 15.4%
 1,125,000   AAA    Boca Raton Community Redevelopment Agency Tax Increment
                     Revenue, Capital Appreciation, (Mizner Park Project), FSA-Insured,
                     zero coupon due 12/1/18                                             470,092
 1,000,000   NR     Capital Region Community Development District Revenue,
                     Capital Improvement, Series A-2, 6.850% due 5/1/31                1,020,270
 1,000,000   AAA    Dade County Aviation Facilities Revenue, Series B,
                     MBIA-Insured, 6.600% due 10/1/22 (d)                              1,051,890

                       SEE NOTES TO FINANCIAL STATEMENTS.

      13 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)      SEPTEMBER 30, 2001

  FACE
 AMOUNT    RATING(A)                   SECURITY                                          VALUE
================================================================================================
MISCELLANEOUS -- 15.4% (CONTINUED)
$3,300,000   NR     Dade County IDR, (Miami Cerebral Palsy Services Project),
                     8.000% due 6/1/22                                              $  3,402,036
 2,000,000   A      District Columbia TOB Settlement Financing Corp.,
                     6.500% due 5/15/33                                                2,220,400
   320,000   AAA    Escambia County Capital Improvement Revenue,
                     MBIA-Insured, 11.000% due 1/1/07                                    390,016
                    Florida Public Improvement Revenue:
   500,000   AAA     Nassau County, MBIA-Insured, 5.000% due 5/1/31                      487,910
 2,000,000   AAA     Palm Beach County, FGIC-Insured, 5.125% due 11/1/30               1,974,600
   750,000   AAA    Florida State Department of Corrections, COP, Okeechobee
                     Correctional, AMBAC-Insured, 6.250% due 3/1/15                      818,400
 1,900,000   AAA    Gulf Breeze Capital Funding, Series B, MBIA-Insured,
                     4.500% due 10/1/27                                                1,704,091
   500,000   BB+    Hillsborough County Aviation Authority, Special Purpose,
                     (Delta Airlines Project), 6.800% due 1/1/24                         428,835
 1,000,000   AAA    Jacksonville Sales Tax Revenue, AMBAC-Insured,
                     5.000% due 10/1/26                                                  981,800
    45,000   AAA    Lauderhill Sales Tax Revenue, AMBAC-Insured,
                     9.250% due 10/1/04                                                   49,662
 3,000,000   NR     Mediterra North Community Development District, Capital
                     Improvement Revenue, 6.800% due 5/1/31                            3,027,240
                    Miami-Dade County Special Obligation, Series B, MBIA-Insured:
10,155,000   AAA     Zero coupon due 10/1/31                                           1,887,205
10,410,000   AAA     Zero coupon due 10/1/32                                           1,823,520
 5,070,000   AAA     Zero coupon due 10/1/33                                             837,006
 6,340,000   AAA     Zero coupon due 10/1/35                                             929,000
 1,200,000   AAA    North Springs Improvement District, MBIA-Insured,
                     7.000% due 10/1/09                                                1,446,984
 2,500,000   AAA    Port Palm Beach District Revenue, Capital Appreciation, Series A,
                     MBIA-Insured, zero coupon due 9/1/21                                814,950
 2,320,000   NR     Port St. Lucia Special Assessment Revenue, South Lennard,
                     Series A, 7.125% due 9/1/21                                       2,316,126
 1,200,000   A-     Puerto Rico Housing Bank & Finance Agency,
                     7.500% due 12/1/06                                                1,364,292
 1,520,000   NR     Rivercrest Community Development District Special Assessment
                     Revenue, 7.000% due 5/1/32                                        1,561,344
   500,000   NR     Tampa Revenue, (Florida Aquarium Inc. Project),
                     7.750% due 5/1/27                                                   525,765
 3,000,000   NR     Waterlefe Community Development District Capital Improvement
                     Revenue, Series B, 6.250% due 5/1/10                              3,041,910
------------------------------------------------------------------------------------------------
                                                                                      34,575,344
------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

      14 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)      SEPTEMBER 30, 2001

  FACE
 AMOUNT    RATING(A)                   SECURITY                                           VALUE
=================================================================================================
NURSING HOME -- 2.5%
                    Palm Beach County Health Facilities Authority Revenue,
                     Retirement Community:
$3,750,000   A-        5.625% due 11/15/20                                           $  3,757,350
 2,110,000   A-        5.125% due 11/15/29                                              1,940,841
-------------------------------------------------------------------------------------------------
                                                                                        5,698,191
-------------------------------------------------------------------------------------------------
POLLUTION CONTROL -- 4.6%
 2,000,000   A2*    Citrus County PCR, Florida Power Corp., (Crystal River Project),
                     Series A, 6.625% due 1/1/27                                        2,046,100
                    Escambia County PCR, (Champion International Corp. Project):
   500,000   BBB     6.950% due 11/1/07                                                   524,585
 3,500,000   BBB     6.900% due 8/1/22 (d)                                              3,676,050
   705,000   AAA    Lee County Solid Waste Revenue, MBIA-Insured,
                     7.000% due 10/1/11 (d)                                               720,461
 1,000,000   A2*    Pinellas County PCR, Florida Power Corp., (Anclot & Bartlow
                     Plants Project), 7.200% due 12/1/14                                1,025,430
 1,000,000   BBB    Puerto Rico Industrial, Medical & Environmental Control
                     Facilities, (Ana G. Mendez University System Project),
                     5.375% due 2/1/29                                                    953,840
 1,390,000   BBB-   Putnam County Development Authority PCR, Georgia Pacific
                     Corp. 1984, 7.000% due 12/1/05                                     1,452,759
-------------------------------------------------------------------------------------------------
                                                                                       10,399,225
-------------------------------------------------------------------------------------------------
PRE-REFUNDED (E) -- 1.5%
 1,355,000   AAA    Bay County Hospital Revenue, (Bay Medical Center Project),
                     (Call 10/1/04 @ 102), 8.000% due 10/1/12                           1,537,667
 1,375,000   AAA    Escambia County Health Facilities Authority, Baptist Hospital,
                     (Call 10/1/03 @ 102), 6.750% due 10/1/14                           1,516,171
   350,000   AAA    Volusia County Educational Facility Authority Revenue,
                     Embry-Riddle Aeronautical University, CONNIE LEE-Insured,
                     (Call 10/15/02 @102), 6.500% due 10/15/15                            372,582
-------------------------------------------------------------------------------------------------
                                                                                        3,426,420
-------------------------------------------------------------------------------------------------
PUBLIC FACILITIES -- 0.5%
 1,000,000   Baa1*  Miami Beach Redevelopment Agency Tax Increment Revenue,
                     City Center-Historic Convention, Series B,
                     6.350% due 12/1/22                                                 1,051,470
-------------------------------------------------------------------------------------------------
TRANSPORTATION -- 6.1%
 2,895,000   AAA    Florida State Mid-Bay Bridge Authority Revenue, Series A,
                     AMBAC-Insured, zero coupon due 10/1/19                             1,103,979
   430,000   AAA    Florida State Turnpike Authority Revenue, Department of
                     Transportation, Series A, FGIC-Insured, 4.500% due 7/1/27            385,839
                    Guam Airport Authority Revenue:
   750,000   BBB     Series A, 6.500% due 10/1/23                                         771,968
 1,000,000   BBB     Series B, 6.600% due 10/1/10 (d)                                   1,041,730

                       SEE NOTES TO FINANCIAL STATEMENTS.

      15 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)      SEPTEMBER 30, 2001

  FACE
 AMOUNT    RATING(A)                   SECURITY                                          VALUE
================================================================================================
TRANSPORTATION -- 6.1% (CONTINUED)
$1,500,000   AA     Ocean Highway and Port Authority, Nassau County,
                     Adjustable Demand Revenue Bonds, Series 1990, LOC ABN AMRO
                     Bank NV, 6.250% mandatory tender 12/1/02 (d)                    $ 1,563,210
                    Puerto Rico Commonwealth Highway & Transportation
                     Authority Revenue, MBIA-Insured:
 1,465,000   AAA       Series A, 4.750% due 7/1/38                                     1,391,794
 1,500,000   AAA       Series Y, 5.000% due 7/1/36                                     1,477,980
                    Sanford Airport Authority IDR, (Central Florida Terminals Inc. Project):
                     Series A:
 1,000,000   NR        7.500% due 5/1/15 (d)                                             991,530
 2,000,000   NR        7.750% due 5/1/21 (d)                                           1,970,160
   645,000   NR      Series C, 7.500% due 5/1/21 (d)                                     628,830
                    Santa Rosa Bay Bridge Authority Revenue:
 1,085,000   B1*     6.250% due 7/1/28                                                   898,130
 5,000,000   B1*     Capital Appreciation, zero coupon due 7/1/17                      1,501,150
------------------------------------------------------------------------------------------------
                                                                                      13,726,300
------------------------------------------------------------------------------------------------
UTILITIES -- 6.1%
 1,470,000   Aaa*   Escambia County Utilities Authority Sanitation System
                     Revenue Refunding & Improvement, FSA-Insured,
                     4.500% due 1/1/22                                                 1,347,181
 3,000,000   AAA    Escambia County Utility System Authority Revenue Bonds,
                     Series B, FGIC-Insured, 6.250% due 1/1/15                         3,519,300
 1,000,000   Aaa*   Florida State Golden Gate Governmental Utility System Revenue,
                     AMBAC-Insured, 5.000% due 7/1/29                                    977,900
                    Guam Power Authority Revenue, Series A:
 1,350,000   AAA     6.750% due 10/1/24                                                1,532,439
 1,500,000   AAA     MBIA-Insured, 5.250% due 10/1/34                                  1,513,905
                    Palm Bay Utility Revenue, FGIC-Insured:
 4,015,000   AAA     Zero coupon due 10/1/28                                             918,391
 3,750,000   AAA     Zero coupon due 10/1/31                                             721,725
 3,000,000   AAA    Sunrise Utility System Revenue Refunding, AMBAC-Insured,
                     5.200% due 10/1/22                                                3,064,680
------------------------------------------------------------------------------------------------
                                                                                      13,595,521
------------------------------------------------------------------------------------------------
WATER AND SEWER -- 1.9%
 2,715,000   AAA    Melbourne Water & Sewer Revenue, Capital Appreciation,
                     MBIA-Insured, zero coupon due 10/1/22                               896,140
   640,000   AAA    Miramar Wastewater Improvement Authority, FGIC-Insured,
                     6.750% due 10/1/16                                                  720,186
   475,000   AAA    Puerto Rico Commonwealth Aqueduct & Sewer Authority
                     Revenue, 10.250% due 7/1/09                                         609,226

                       SEE NOTES TO FINANCIAL STATEMENTS.

      16 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)      SEPTEMBER 30, 2001

  FACE
 AMOUNT    RATING(A)                   SECURITY                                          VALUE
================================================================================================
WATER AND SEWER -- 1.9% (CONTINUED)
$1,000,000   AAA    Tampa Bay Water Utilities Systems Revenue, Series A,
                     5.000% due 10/1/28                                            $     979,680
 1,155,000   NR     Waterchase Community Development District,
                     Capital Improvement Revenue, 6.700% due 5/1/32                    1,165,360
------------------------------------------------------------------------------------------------
                                                                                       4,370,592
------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost-- $214,761,571**)                                         $224,819,618
================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) which are rated by Fitch IBCA, Duff & Phelps.
(b) Bonds are escrowed to maturity by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Residual interest bonds-- coupon varies inversely with level of short-term tax-exempt interest rates.
(d) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(e) Bonds are escrowed by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 18 and 19 for definitions of ratings and certain security descriptions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

      17 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's)-- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB  --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB   --   Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with and B respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest-rating within its generic category.

Aaa  --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa   --   Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A    --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa  --   Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba   --   Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes in this class.
B    --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

      18 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA   --   Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong.
A    --   Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.
BBB  --   Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR   --   Indicates that the bond is not rated by Standard & Poor's, Moody's or
          Fitch.

SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1  --   Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.
VMIG 1--  Moody's highest rating for issues having demand feature -- VRDO.
P-1  --   Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


SECURITY DESCRIPTIONS (UNAUDITED)

ACA       --  American Capital Assurance
AIG       --  American International Guaranty
AMBAC     --  AMBAC Indemnity Corporation
CGIC      --  Capital Guaranty Insurance
              Company
CONNIE
  LEE     --  College Construction Loan
              Insurance Association
COP       --  Certificate of Participation
FGIC      --  Financial Guaranty Insurance
              Company
FHA       --  Federal Housing Administration
FHLMC     --  Federal Home Loan Mortgage
              Corporation
FNMA      --  Federal National Mortgage
              Association
FSA       --  Financial Security Assurance
GEMICO    --  General Electric Mortgage
              Insurance Company
GIC       --  Guaranteed Investment Contract
GNMA      --  Government National Mortgage
              Association
GO        --  General Obligation
HFA       --  Housing Finance Authority
IDA       --  Industrial Development Agency
IDR       --  Industrial Development Revenue
INFLOS    --  Inverse Floaters
LOC       --  Letter of Credit
MBIA      --  Municipal Bond Investors
              Assurance Corporation
MFH       --  Multi-Family Housing
PCFA      --  Pollution Control Financing
              Authority
PCR       --  Pollution Control Revenue
RIBS      --  Residual Interest Bonds
SAVRS     --  Select Auction Variable Rate
              Securities
VRDD      --  Variable Rate Demand Note
VRWE      --  Variable Rate Wednesday
              Demand

      19 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)      SEPTEMBER 30, 2001

ASSETS:
  Investments, at value (Cost-- $214,761,571)                       $224,819,618
  Cash                                                                    79,049
  Interest receivable                                                  4,596,964
  Receivable for securities sold                                       1,371,268
  Receivable for Fund shares sold                                        168,009
---------------------------------------------------------------------------------
  TOTAL ASSETS                                                       231,034,908
---------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                      965,458
  Management fee payable                                                  88,344
  Distribution fees payable                                               85,204
  Accrued expenses                                                        70,724
---------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                    1,209,730
---------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $229,825,178
=================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $     17,115
  Capital paid in excess of par value                                220,944,160
  Undistributed net investment income                                    219,858
  Accumulated net realized loss from security transactions            (1,414,002)
  Net unrealized appreciation of investments                          10,058,047
---------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $229,825,178
=================================================================================
SHARES OUTSTANDING:
  Class A                                                             12,019,237
---------------------------------------------------------------------------------
  Class B                                                              3,926,266
---------------------------------------------------------------------------------
  Class L                                                              1,169,838
---------------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                                          $13.43
---------------------------------------------------------------------------------
  Class B *                                                               $13.41
---------------------------------------------------------------------------------
  Class L **                                                              $13.42
---------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 4.17% of net asset value per share)       $13.99
---------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)       $13.56
=================================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.

      20 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
  Interest                                                           $6,927,500
--------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 4)                                               566,398
  Distribution fees (Note 4)                                            340,462
  Shareholder and system servicing fees                                  31,122
  Shareholder communications                                             21,840
  Audit and legal                                                        11,648
  Registration fees                                                      10,010
  Pricing fees                                                            9,828
  Custody                                                                 4,914
  Trustees' fees                                                            728
  Other                                                                   3,822
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                        1,000,772
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 5,926,728
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions (excluding short-term securities):
    Proceeds from sales                                              46,276,113
    Cost of securities sold                                          43,905,746
--------------------------------------------------------------------------------
  NET REALIZED GAIN                                                   2,370,367
--------------------------------------------------------------------------------
  DECREASE IN NET UNREALIZED APPRECIATION (NOTE 1)                    (960,570)
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                               1,409,797
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                               $7,336,525
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

      21 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2001

                                                         SEPTEMBER 30       MARCH 31
=====================================================================================
OPERATIONS:
  Net investment income                              $   5,926,728      $ 11,481,253
  Net realized gain                                      2,370,367           140,570
  Increase (decrease) in net unrealized appreciation      (960,570)       10,440,773
-------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS                 7,336,525        22,062,596
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                                 (5,777,054)      (11,534,002)
-------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                       (5,777,054)      (11,534,002)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                      15,438,053        36,830,317
  Net asset value of shares issued for
    reinvestment of dividends                            2,130,116         5,278,948
  Cost of shares reacquired                            (18,496,108)      (46,672,685)
-------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                               (927,939)       (4,563,420)
-------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                     631,532         5,965,174
NET ASSETS:
  Beginning of period                                  229,193,646       223,228,472
-------------------------------------------------------------------------------------
  END OF PERIOD*                                     $ 229,825,178      $229,193,646
=====================================================================================
* Includes undistributed et investment income        $     219,858      $     32,392
=====================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

      22 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Florida Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund consists of this Portfolio and eight other separate investment portfolios: Georgia, Limited Term, National, New York, Pennsylvania, New York Money Market, California Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available are valued in good faith at fair market value by or under the direction of the Board of Trustees;
(d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal Income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      23 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Portfolio elected to adopt this requirement effective April 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended September 30, 2001, interest income increased by $66,439 and the change in net unrealized appreciation of investments decreased by $66,439. In addition, the Portfolio recorded adjustments to increase the cost of securities and increase to accumulated undistributed net investment income by $104,231 to reflect the cumulative effect of this change up to the date of the adoption.

2. Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within Florida, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

3. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      24 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

4. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended September 30, 2001, the Portfolio paid transfer agent fees of $20,773 to CFTC.

SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

      25 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

For the six months ended September 30, 2001, SSB received sales charges of approximately $101,000 and $14,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the six months ended September 30, 2001, CDSCs paid to SSB were approximately $17,000 for Class B shares.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. The Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of those classes, respectively. For the six months ended September 30, 2001, total Distribution Plan fees incurred were:

                                                 CLASS A    CLASS B     CLASS L
================================================================================
Distribution Plan Fees                          $119,871   $169,134     $51,457
================================================================================

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

5. Investments

During the six months ended September 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $41,957,427
--------------------------------------------------------------------------------
Sales                                                                46,276,113
================================================================================

At September 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $11,574,042
Gross unrealized depreciation                                        (1,515,995)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $10,058,047
================================================================================

      26 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2001, the Portfolio did not hold any futures contracts.

7. Capital Loss Carryforward

At March 31, 2001, the Portfolio had, for Federal income tax purposes, approximately $3,724,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amounts and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:

                                                        2008            2009
================================================================================
Carryforward amounts                                 $2,430,000      $1,294,000
================================================================================

      27 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

8.  Shares of Beneficial Interest

At September 30, 2001, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses related to the distribution of its shares.

At September 30, 2001, total paid-in capital amounted to the following for each class:

                                            CLASS A      CLASS B      CLASS L
================================================================================
Total Paid-in Capital                    $152,937,733  $52,201,324  $15,822,218
================================================================================

Transactions in shares of each class were as follows:

                              SIX MONTHS ENDED                 YEAR ENDED
                             SEPTEMBER 30, 2001              MARCH 31, 2001
                            ----------------------     -------------------------
                            SHARES        AMOUNT         SHARES        AMOUNT
================================================================================

CLASS A
Shares sold                 661,096   $  8,845,589     1,945,816   $ 25,380,437
Shares issued on
 reinvestment               112,985      1,499,741       282,855      3,664,219
Shares reacquired          (923,612)   (12,298,666)   (1,941,240)   (25,017,111)
--------------------------------------------------------------------------------
Net Increase (Decrease)    (149,531)  $ (1,953,336)       287,431  $  4,027,545
================================================================================

CLASS B
Shares sold                 344,781   $  4,605,804       620,453   $  8,104,390
Shares issued on
 reinvestment                35,463        470,347        97,734      1,261,737
Shares reacquired          (442,023)    (5,866,641)   (1,418,769)   (18,364,270)
--------------------------------------------------------------------------------
Net Decrease                (61,779)  $   (790,490)     (700,582)  $ (8,998,143)
================================================================================

CLASS L
Shares sold                 149,687   $  1,986,660       255,573   $  3,345,490
Shares issued on
 reinvestment                12,062        160,028        27,275        352,992
Shares reacquired           (24,956)      (330,801)     (255,799)    (3,291,304)
--------------------------------------------------------------------------------
Net Increase                136,793   $  1,815,887        27,049   $    407,178
================================================================================

      28 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

CLASS A SHARES                    2001(1)(2)   2001(2) 2000(2) 1999(2)  1998   1997
====================================================================================
NET ASSET VALUE,
  BEGINNING OF PERIOD               $13.34   $12.70  $13.70  $13.74  $13.16  $13.24
------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)            0.36     0.69    0.69    0.69    0.72    0.73
  Net realized and unrealized
    gain (loss)                       0.08     0.65   (1.01)   0.06    0.72   (0.03)
------------------------------------------------------------------------------------
Total Income (Loss) From Operations   0.44     1.34   (0.32)   0.75    1.44    0.70
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income              (0.35)   (0.70)  (0.68)  (0.69)  (0.73)  (0.73)
  In excess of net investment income    --       --      --   (0.01)     --      --
  Net realized gains                    --       --      --   (0.09)  (0.13)  (0.05)
------------------------------------------------------------------------------------
Total Distributions                  (0.35)   (0.70)  (0.68)  (0.79)  (0.86)  (0.78)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $13.43   $13.34  $12.70  $13.70  $13.74  $13.16
------------------------------------------------------------------------------------
TOTAL RETURN                          3.34%++ 10.83%  (2.25) % 5.56%  11.15%   5.44%
------------------------------------------------------------------------------------
NET ASSETS,
  END OF PERIOD (MILLIONS)          $  161   $  162  $  151  $ 160    $ 143   $ 127
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)                         0.72%+   0.73%   0.74%  0.73%    0.76%   0.85%
  Net investment income(3)            5.39+    5.36    5.32   4.99     5.28    5.56
------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                 19%      27%     56%    43%      59%     62%
====================================================================================

(1)  For the six months ended September 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  Without the adoption of the change in the accounting method discussed in
     Note 1, the ratio of net investment income to average net assets would have been 5.33%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.85%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

      29 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

CLASS B SHARES                      2001(1)(2)  2001(2) 2000(2) 1999(2) 1998    1997
=======================================================================================
NET ASSET VALUE,
  BEGINNING OF PERIOD               $13.32    $12.70  $13.69  $13.73  $13.14  $13.23
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)           0.32      0.62    0.62    0.62    0.65    0.65
   Net realized and unrealized
     gain (loss)                      0.09      0.63   (1.00)   0.06    0.72   (0.01)
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations   0.41      1.25   (0.38)   0.68    1.37    0.64
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income             (0.32)    (0.63)  (0.61)  (0.62)  (0.65)  (0.68)
   In excess of net investment income   --        --      --   (0.01)     --      --
   Net realized gains                   --        --      --   (0.09)  (0.13)  (0.05)
---------------------------------------------------------------------------------------
Total Distributions                  (0.32)    (0.63)  (0.61)  (0.72)  (0.78)  (0.73)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $13.41    $13.32  $12.70  $13.69  $13.73  $13.14
---------------------------------------------------------------------------------------
TOTAL RETURN                          3.10%++  10.14%  (2.70)%  5.01%  10.59%  4.91%
---------------------------------------------------------------------------------------
NET ASSETS,
  END OF PERIOD (MILLIONS)          $   53     $  53  $   59  $   66  $   59  $  51
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)                         1.25%+    1.25%   1.26%   1.24%   1.28%  1.35%
  Net Investment Income(3)            4.86+     4.84    4.80    4.48    4.76   4.93
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                 19%       27%     56%     43%     59%    62%
=======================================================================================

(1)  For the six months ended September 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  Without the adoption of the change in the accounting method discussed in
     Note 1, the ratio of net investment income to average net assets would have been 4.80%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.35%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

      30 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

CLASS L SHARES                    2001(1)(2) 2001(2) 2000(2) 1999(2)(3)   1998   1997
=======================================================================================
NET ASSET VALUE,
  BEGINNING OF PERIOD             $13.33    $12.70  $13.69  $13.74  $13.14  $13.22
---------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)          0.32      0.61    0.61    0.61    0.64    0.65
  Net realized and unrealized
    gain (loss)                     0.08      0.65   (1.00)   0.05    0.72   (0.01)
---------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                   0.40      1.26    (0.39)  0.66    1.36     0.64
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.31)    (0.63)  (0.60)  (0.61)  (0.63)  (0.67)
  In excess of net investment income  --        --      --   (0.01)     --      --
  Net realized gains                  --        --      --   (0.09)  (0.13)  (0.05)
---------------------------------------------------------------------------------------
Total Distributions                (0.31)    (0.63)  (0.60)  (0.71)  (0.76)  (0.72)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $13.42    $13.33  $12.70  $13.69  $13.74   $13.14
---------------------------------------------------------------------------------------
TOTAL RETURN                        3.08%++  10.16%  (2.78)%  4.87%  10.51%    4.94%
---------------------------------------------------------------------------------------
NET ASSETS,
  END OF PERIOD (MILLIONS)        $   16    $   14  $   13  $   12  $    9   $    7
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(5)                       1.30%+    1.31%   1.32%   1.31%   1.33%    1.40%
  Net investment income(4)          4.82+     4.78    4.74    4.41    4.71     4.84
---------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE               19%       27%     56%     43%     59%      62%
=======================================================================================

(1)  For the six months ended September 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4)  Without the adoption of the change in the accounting method discussed in
     Note 1, the ratio of net investment income to average net assets would have been 4.76%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(5) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.40%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

      31 SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SMITH BARNEY
  MUNI FUNDS

   TRUSTEES

   Lee Abraham
   Allan J. Bloostein
   Jane F. Dasher
   Donald R. Foley
   Richard E. Hanson, Jr.
   Paul Hardin
   Heath B. McLendon,
      Chairman
   Roderick C. Rasmussen
   John P. Toolan

   Joseph H. Fleiss, Emeritus

   OFFICERS
   Heath B. McLendon
   President and
   Chief Executive Officer

   Lewis E. Daidone
   Senior Vice President
   and Treasurer

   Peter M. Coffey
   Vice President

   Anthony Pace
   Controller

   Christina T. Sydor
   Secretary

   INVESTMENT MANAGER
   Smith Barney Fund
    Management LLC

   DISTRIBUTOR
   Salomon Smith Barney Inc.

   CUSTODIAN
   PFPC Trust Company

   TRANSFER AGENT
   Citi Fiduciary Trust Company
   125 Broad Street, 11th Floor
   New York, New York 10004

   SUB-TRANSFER AGENT
   PFPC Global Fund Services
   P.O. Box 9699
   Providence, Rhode Island
   02940-9699

SMITH BARNEY MUNI FUNDS


This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Florida Portfolio, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after December 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

WWW.SMITHBARNEY.COM/MUTUALFUNDS


Logo
SolomonSmithBarney
A member of citigroup (umbrella)



Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

SMITH BARNEY
MUNI FUNDS

                                GEORGIA PORTFOLIO
                             PENNSYLVANIA PORTFOLIO

            CLASSIC SERIES | SEMI-ANNUAL REPORT | SEPTEMBER 30, 2001

                      Logo: SBMF Smith Barney Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)


             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Photo of: Heath B McLendon

Heath B McLendon
Chairman

Photo of: Peter M. Coffey

Peter M. Coffey
Vice President

DEAR SHAREHOLDER:
We are pleased to provide the semi-annual report for Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios ("Portfolio(s)") for the period ended September 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolios' performances can be found in the appropriate sections that follow. We hope you find this report useful and informative.

SPECIAL SHAREHOLDER NOTICE
As you may know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed during the September 11th terrorist attack. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan and have been in full operation since the markets reopened. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends. We can assure you that this event did not affect the management of your investments at all; as always, they have been well protected and managed under the watchful eye of our investment professionals.

INVESTMENT STRATEGY
The Portfolios seek as high a level of current income exempt from federal income taxes and personal income taxes as is consistent with prudent investing.1

The portfolio manager Peter Coffey and his team seek to create a built-in income stream for the long term. Coffey and his team believe municipal bonds appear to be attractively priced relative to underlying inflation rates. To this end, they have generally focused on investing in securities with high credit quality and good call protection, as they believe these securities offer solid long-term values.

1 Please note a portion of the income from the Portfolios may be subject to the ALTERNATIVE MINIMUM TAX ("AMT").

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report To Shareholders

MARKET AND PORTFOLIO REVIEW
Even before the September 11th disaster, the U.S. Federal Reserve Board ( "Fed") began 2001 with an aggressive campaign of easing interest rates. Until recently, it appeared that the Fed was near the end of its rate cuts. The tragic events of September 11, 2001, however, changed monetary policy significantly. Since that day, the Federal Open Market Committee ("FOMC")2 lowered short-term rates three times in 50 basis point3 increments. It lowered the rates once with an intra-meeting move on September 17th before the equity market reopened, once at the FOMC meeting on October 2nd and, most recently, on November 6th. Please note that the October 2nd and November 6th rate reductions both occurred after the reporting period ended. The federal funds rate ("fed funds rate")4 now stands at 2.00%, its lowest level in four decades.

Since the beginning of 2001, the Fed has cut the fed funds rate by 450 basis points (4.50%) in the hopes of stimulating the economy. Economic growth, which has been moderating all year, will now have to absorb the slowdown created by the recent terrorist attacks. In addition to its accommodative stance on interest rates, Congress is working to craft a second package of tax cuts to help stimulate growth.

Given the beleaguered economic state of the U.S. and the rest of the world, we believe it is unlikely that we will see resurgence in inflation any time soon. Rather, we feel the risks still seem to be skewed toward unwanted deflation. In our opinion, the economy will likely show further weakness before the very substantial fiscal and monetary stimulus being applied can start the recovery process. We believe this leaves the Fed with leeway for additional rate cuts. Even with short-term rates at their lowest levels in four decades, we still expect the Fed to lower rates at least once more before year-end.

2 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

3    A basis point is 0.01%, or one one-hundredth of a percent.

4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S interest rates.


        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

GEORGIA PORTFOLIO'S PERFORMANCE UPDATE
For the six months ended September 30, 2001, the Portfolio's Class A shares, without sales charges, returned 2.90%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")5 returned 3.48% for the same period.

GEORGIA ECONOMIC HIGHLIGHTS6
We believe Georgia's economic landscape, which hosts many corporate headquarters, is strong and well diversified. In our opinion, the state's prosperity is due in large part to its conservative financial operations, its superior debt management policies, as well as to Georgia's growing leadership in technology, communication and commerce. Given its historical vigor, we feel the state is well poised to handle the current economic slowdown caused by uncertainty on the global political front.

We believe transportation-oriented initiatives should benefit Georgia's entire economic outlook in terms of job creation, increased tax revenues and economic growth. Georgia's transportation system has expanded considerably over the last few years to manage the state's increased traffic along with overcrowding, which its existing infrastructure was unable to handle. For example, we believe the expansion of Atlanta's Hartsfield International Airport was intended to relieve some of this congestion, and the state also created the Georgia Regional Transportation Authority ("GRTA") to authorize, monitor and manage the development of new roads and transportation systems.

Although revenue collection increased more than 6% in fiscal year 2001, we expect overall revenue collections to be weaker for fiscal year 2002. As a result, Governor Roy Barnes has proposed a 2.5% spending cut for fiscal year 2002 and mandated a 5% spending cut for fiscal year 2003. Georgia is not a deeply indebted state. We believe this is because almost 70% of the state's debt has been retired during a decade where principal amortization has been quicker than normal. In our opinion, Georgia's lack of indebtedness also stems from the state's constitution, which mandates that its debt service on general obligation bonds and guaranteed debt should be less than 10% of the previous year's revenues.

5 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note an investor cannot invest directly in an index.

6    Source: Standard & Poor's Ratings Service.


        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

PENNSYLVANIA PORTFOLIO'S PERFORMANCE UPDATE
For the six months ended September 30, 2001, the Portfolio's Class A shares, without sales charges, returned 4.24%. In comparison, the Lehman Index returned 3.48% for the same period.

PENNSYLVANIA ECONOMIC HIGHLIGHTS7
While Pennsylvania's economy has changed over the last decade with the state making tremendous strides in the transformation of its economy, the effects of an economic downturn were being felt even before the tragic events of September 11th. To support the state's struggling transportation industry, Governor Tom Ridge provided $7.2 million in total funding for rail-freight improvements and $6 million for airport projects through August 2001. Most recently, the Department of Transportation announced another $3.5 million in grants for six rail-freight and two airport improvement projects. To stimulate business activity and retail spending and to curb negative economic growth, Governor Tom Ridge declared three "Tax-Free PC" weeks in August to enable shoppers to make tax-free purchases of computers, scanners, printers and other accessories for home or non-business use.

Existing concerns over the sluggish economy were exacerbated by the terrorist attacks of September 11th. On September 28th, in view of the beleaguered national economy and Pennsylvania's shortfall in revenue collections, Governor Ridge publicized that he would freeze $200 million in government spending. Governor Ridge wanted to freeze the money before it was spent, to avert budgetary problems and provide flexibility for spending going forward, particularly during such volatile times.

As the newly sworn-in Governor of Pennsylvania as of October 5th, Mark Schweiker stated that his top priorities included safety and security as well as the economy. On the economic front, Governor Schweiker has offered aid for tourism, the state's second-largest industry, by providing $11.5 million in matching-grant funds for the state's 45 tourism-promotion agencies (TPAs) to attract more travelers to Pennsylvania. Revitalizing this hard-hit industry is important to the state as it employed almost 470,000 people in 1999, generating more than $8.8 billion in wages and more than $3.6 billion in federal, state and local taxes.

7    Source: Standard & Poor's Ratings Service.


        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

OUTLOOK
Looking forward at the municipal market, while we believe most state and local governments are well positioned after years of surpluses, the economic downturn and fear of projected deficits are prompting many of them to cut budgets. We feel that the expanding role of the federal government to meet the challenges of defending and rebuilding may also place additional burdens on state and local governments. This is likely to further increase municipal new issue volume from an already high level. While demand has been quite strong, and municipal bonds are extraordinarily cheap relative to Treasuries, it is not clear if demand levels will be sufficient to absorb additional supply without a correction.

Looking ahead, our strategy for the Portfolios is to place additional emphasis on their credit quality and higher coupon structures. We also plan to exercise caution in taking advantage of trading opportunities for the Portfolio.

In closing, thank you for investing in the Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios.

Sincerely,

/s/ Heath B. McLendon                          /s/ Peter M. Coffey

Heath B. McLendon                              Peter M. Coffey
Chairman                                       Vice President

November 6, 2001



The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 14 through 24 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of September 30, 2001 and is subject to change.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

GEORGIA PORTFOLIO

HISTORICAL PERFORMANCE -- CLASS A SHARES

                           NET ASSET VALUE
                        ----------------------
                         BEGINNING      END        INCOME     CAPITAL GAIN      TOTAL
PERIOD ENDED            OF PERIOD    OF PERIOD    DIVIDENDS   DISTRIBUTIONS   RETURNS(1)
========================================================================================
9/30/01                   $13.08      $13.13        $0.32         $0.00           2.90%+
----------------------------------------------------------------------------------------
3/31/01                    12.40       13.08         0.65          0.00          11.02
----------------------------------------------------------------------------------------
3/31/00                    13.43       12.40         0.62          0.00          (2.97)
----------------------------------------------------------------------------------------
3/31/99                    13.43       13.43         0.65          0.09           5.61
----------------------------------------------------------------------------------------
3/31/98                    12.48       13.43         0.67          0.08          13.85
----------------------------------------------------------------------------------------
3/31/97                    12.50       12.48         0.67          0.08           5.95
----------------------------------------------------------------------------------------
3/31/96                    12.10       12.50         0.70          0.05           9.67
----------------------------------------------------------------------------------------
Inception* - 3/31/95       12.00       12.10         0.62          0.00           6.29+
========================================================================================
Total                                               $4.90         $0.30
========================================================================================

HISTORICAL PERFORMANCE -- CLASS B SHARES

                           NET ASSET VALUE
                        ----------------------
                         BEGINNING      END        INCOME     CAPITAL GAIN      TOTAL
PERIOD ENDED            OF PERIOD    OF PERIOD    DIVIDENDS   DISTRIBUTIONS   RETURNS(1)
========================================================================================
9/30/01                   $13.07      $13.11        $0.29         $0.00           2.58%+
----------------------------------------------------------------------------------------
3/31/01                    12.40       13.07         0.59          0.00          10.39
----------------------------------------------------------------------------------------
3/31/00                    13.42       12.40         0.55          0.00          (3.45)
----------------------------------------------------------------------------------------
3/31/99                    13.43       13.42         0.58          0.09           4.99
----------------------------------------------------------------------------------------
3/31/98                    12.47       13.43         0.60          0.08          13.39
----------------------------------------------------------------------------------------
3/31/97                    12.50       12.47         0.61          0.08           5.33
----------------------------------------------------------------------------------------
3/31/96                    12.11       12.50         0.65          0.05           9.08
----------------------------------------------------------------------------------------
Inception* - 3/31/95       12.27       12.11         0.49          0.00           2.88+
========================================================================================
Total                                               $4.36         $0.30
========================================================================================

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

GEORGIA PORTFOLIO

HISTORICAL PERFORMANCE -- CLASS L SHARES

                          NET ASSET VALUE
                       ----------------------
                        BEGINNING      END         INCOME    CAPITAL GAIN     TOTAL
PERIOD ENDED           OF PERIOD    OF PERIOD     DIVIDENDS  DISTRIBUTIONS  RETURNS(1)
======================================================================================
9/30/01                  $13.05      $13.10         $0.29        $0.00          2.64%+
--------------------------------------------------------------------------------------
3/31/01                   12.39       13.05          0.58         0.00         10.26
--------------------------------------------------------------------------------------
3/31/00                   13.41       12.39          0.54         0.00         (3.51)
--------------------------------------------------------------------------------------
3/31/99                   13.41       13.41          0.58         0.09          5.01
--------------------------------------------------------------------------------------
3/31/98                   12.46       13.41          0.59         0.08         13.23
--------------------------------------------------------------------------------------
3/31/97                   12.49       12.46          0.60         0.08          5.28
--------------------------------------------------------------------------------------
3/31/96                   12.09       12.49          0.64         0.05          9.12
--------------------------------------------------------------------------------------
Inception* - 3/31/95      12.06       12.09          0.56         0.00          5.11+
======================================================================================
Total                                               $4.38        $0.30
======================================================================================

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURNS

                                                      WITHOUT SALES CHARGES(1)
                                                  ---------------------------------
                                                  CLASS A     CLASS B     CLASS L
===================================================================================
Six Months Ended 9/30/01+                             2.90%      2.58%       2.64%
-----------------------------------------------------------------------------------
Year Ended 9/30/01                                    9.80       9.20        9.16
-----------------------------------------------------------------------------------
Five Years Ended 9/30/01                              6.42       5.85        5.79
-----------------------------------------------------------------------------------
Inception* through 9/30/01                            6.88       6.09        6.21
===================================================================================

                                                       WITH SALES CHARGES(2)
                                                  ---------------------------------
                                                  CLASS A     CLASS B     CLASS L
===================================================================================
Six Months Ended 9/30/01+                         (1.25)%     (1.92)%      0.64%
-----------------------------------------------------------------------------------
Year Ended 9/30/01                                 5.44        4.70        7.05
-----------------------------------------------------------------------------------
Five Years Ended 9/30/01                           5.56        5.69        5.57
-----------------------------------------------------------------------------------
Inception* through 9/30/01                         6.30        6.09        6.07
===================================================================================



        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

GEORGIA PORTFOLIO

CUMULATIVE TOTAL RETURNS

                                                            WITHOUT SALES CHARGES(1)
====================================================================================
Class A (Inception* through 9/30/01)                                    64.63%
------------------------------------------------------------------------------------
Class B (Inception* through 9/30/01)                                    53.86
------------------------------------------------------------------------------------
Class L (Inception* through 9/30/01)                                    56.79
====================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 4, 1994, June 15, 1994 and April 14, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)

               GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF THE
         GEORGIA PORTFOLIO VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX AND
                  LEHMAN BROTHERS GEORGIA MUNICIPAL BOND INDEX+
--------------------------------------------------------------------------------
                          April 1994 -- September 2001

[line chart]:

                   Lehman Brothers        Lehman Brothers
                  Georgia Municipal          Municipal
                      Bond Index             Bond Index       Georgia Portfolio
4/4/94                    10000                10000                9600
3/95                      10795                10744               10204
3/96                      11675                11645               11191
3/97                      12289                12278               11857
3/98                      13573                13594               13500
3/99                      14362                14437               14257
3/00                      14365                14424               13835
3/01                      15965                16000               15358
9/30/01                   16501                16557               15804


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2001. The Lehman Brothers Georgia Municipal Bond Index (consisting of Georgia municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE -- CLASS A SHARES

                          NET ASSET VALUE
                      ----------------------
                       BEGINNING      END        INCOME    CAPITAL GAIN     TOTAL
PERIOD ENDED          OF PERIOD    OF PERIOD    DIVIDENDS  DISTRIBUTIONS  RETURNS(1)
====================================================================================
9/30/01                 $12.89      $13.08        $0.35        $0.00          4.24%+
------------------------------------------------------------------------------------
3/31/01                  12.18       12.89         0.69         0.00         11.84
------------------------------------------------------------------------------------
3/31/00                  13.44       12.18         0.66         0.02         (4.31)
------------------------------------------------------------------------------------
3/31/99                  13.54       13.44         0.69         0.15          5.61
------------------------------------------------------------------------------------
3/31/98                  12.66       13.54         0.69         0.11         13.52
------------------------------------------------------------------------------------
3/31/97                  12.62       12.66         0.71         0.00          6.11
------------------------------------------------------------------------------------
3/31/96                  12.40       12.62         0.72         0.05          8.08
------------------------------------------------------------------------------------
Inception* - 3/31/95     12.00       12.40         0.62         0.00          8.82+
====================================================================================
Total                                             $5.13        $0.33
====================================================================================

HISTORICAL PERFORMANCE -- CLASS B SHARES

                          NET ASSET VALUE
                      ----------------------
                       BEGINNING      END        INCOME    CAPITAL GAIN     TOTAL
PERIOD ENDED          OF PERIOD    OF PERIOD    DIVIDENDS  DISTRIBUTIONS  RETURNS(1)
====================================================================================
9/30/01                 $12.86      $13.05        $0.32        $0.00          4.01%+
------------------------------------------------------------------------------------
3/31/01                  12.17       12.86         0.63         0.00         11.15
------------------------------------------------------------------------------------
3/31/00                  13.42       12.17         0.59         0.02         (4.78)
------------------------------------------------------------------------------------
3/31/99                  13.52       13.42         0.62         0.15          5.07
------------------------------------------------------------------------------------
3/31/98                  12.64       13.52         0.62         0.11         12.97
------------------------------------------------------------------------------------
3/31/97                  12.61       12.64         0.65         0.00          5.56
------------------------------------------------------------------------------------
3/31/96                  12.39       12.61         0.66         0.05          7.61
------------------------------------------------------------------------------------
Inception* - 3/31/95     12.35       12.39         0.48         0.00          4.48+
====================================================================================
Total                                             $4.57        $0.33
====================================================================================


        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE -- CLASS L SHARES

                          NET ASSET VALUE
                      ----------------------
                       BEGINNING      END        INCOME    CAPITAL GAIN     TOTAL
PERIOD ENDED          OF PERIOD    OF PERIOD    DIVIDENDS  DISTRIBUTIONS  RETURNS(1)
====================================================================================
9/30/01                 $12.85      $13.04        $0.31        $0.00          3.98%+
------------------------------------------------------------------------------------
3/31/01                  12.16       12.85         0.62         0.00         11.08
------------------------------------------------------------------------------------
3/31/00                  13.41       12.16         0.58         0.02         (4.83)
------------------------------------------------------------------------------------
3/31/99                  13.51       13.41         0.61         0.15          5.02
------------------------------------------------------------------------------------
3/31/98                  12.64       13.51         0.62         0.11         12.84
------------------------------------------------------------------------------------
3/31/97                  12.61       12.64         0.65         0.00          5.51
------------------------------------------------------------------------------------
3/31/96                  12.39       12.61         0.66         0.05          7.56
------------------------------------------------------------------------------------
Inception* - 3/31/95     12.00       12.39         0.56         0.00          8.14+
====================================================================================
Total                                             $4.61        $0.33
====================================================================================

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURNS

                                                         WITHOUT SALES CHARGES(1)
                                                   ---------------------------------
                                                   CLASS A     CLASS B     CLASS L
====================================================================================
Six Months Ended 9/30/01+                              4.24%      4.01%       3.98%
------------------------------------------------------------------------------------
Year Ended 9/30/01                                    11.54      10.96       10.89
------------------------------------------------------------------------------------
Five Years Ended 9/30/01                               6.49       5.94        5.88
------------------------------------------------------------------------------------
Inception* through 9/30/01                             7.08       6.21        6.46
====================================================================================

                                                          WITH SALES CHARGES(2)
                                                   ---------------------------------
                                                   CLASS A     CLASS B     CLASS L
====================================================================================
Six Months Ended 9/30/01+                           0.05%      (0.49)%      1.95%
------------------------------------------------------------------------------------
Year Ended 9/30/01                                  7.05        6.46        8.84
------------------------------------------------------------------------------------
Five Years Ended 9/30/01                            5.63        5.78        5.66
------------------------------------------------------------------------------------
Inception* through 9/30/01                          6.50        6.21        6.32
====================================================================================


        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

PENNSYLVANIA PORTFOLIO

CUMULATIVE TOTAL RETURNS

                                                        WITHOUT SALES CHARGES(1)
================================================================================
Class A (Inception* through 9/30/01)                                66.93%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/01)                                55.05
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/01)                                59.84
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 4, 1994, June 20, 1994 and April 5, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)

               GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF THE
       PENNSYLVANIA PORTFOLIO VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX AND
               LEHMAN BROTHERS PENNSYLVANIA MUNICIPAL BOND INDEX+
--------------------------------------------------------------------------------
                          April 1994 -- September 2001

[line chart]:

                     Lehman Brothers      Lehman Brothers
                  Pennsylvania Municipal     Municipal         Pennsylvania
                        Bond Index           Bond Index          Portfolio
4/4/94                    10000                10000                9600
3/95                      10795                10744               10447
3/96                      11638                11645               11290
3/97                      12282                12278               11980
3/98                      13529                13594               13601
3/99                      14341                14437               14364
3/00                      14297                14424               13745
3/01                      15978                16000               15373
9/30/01                   16555                16557               16025


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2001. The Lehman Brothers Pennsylvania Municipal Bond Index (consisting of Pennsylvania municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (UNAUDITED)        SEPTEMBER 30, 2001

                                GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------
EDUCATION-- 13.7%
                    Private Colleges & Universities Authority Revenue, Series A:
                     Emory University Project:
$1,000,000  Aa1*       5.500% due 11/1/24                                              $1,036,760
 2,000,000  Aa1*       5.500% due 11/1/31                                               2,053,080
 2,000,000  BBB      Mercer Housing Corp. Project, 6.000% due 6/1/31                    1,969,840
   400,000  A3*      Mercer University Project, 5.250% due 10/1/20                        403,092
   250,000  A1*     Rockdale County School District, 6.000% due 1/1/04                    266,765
                    Savannah EDA:
 1,000,000  BBB-     College of Art & Design Inc. Project, 6.800% due 10/1/19           1,059,480
 1,000,000  A        Student Housing Revenue, (University Funding
                       Foundation Project), Series A, ACA-Insured,
                       6.750% due 11/15/20                                              1,081,220
 1,000,000  A       Virgin Islands University, Refunding & Improvement, Series A,
                     ACA-Insured, 6.000% due 12/1/24                                    1,044,770
-------------------------------------------------------------------------------------------------
                                                                                        8,915,007
-------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY (B)-- 9.6%
   610,000  AAA     Burke County Development Authority, PCR, (Oglethorpe Power
                     Co. Vogtle Project), MBIA-Insured, 7.500% due 1/1/03                 631,777
                    Cobb County Kennestone Hospital Authority Revenue,
                     MBIA-Insured:
    40,000  AAA        10.250% due 2/1/02                                                  41,045
  810,000   AAA        Series 86A, 7.750% due 2/1/07                                      905,685
 1,875,000  AAA     Colquitt County Development Authority Revenue, Southern Care
                     Corp., Sub. Series C, zero coupon due 12/1/21                        532,725
 1,185,000  AAA     Columbus Medical Center Hospital Authority Revenue,
                     Certificate of Anticipation, 7.750% due 7/10/10                    1,422,948
   290,000  AAA     Fulton County Water & Sewer Revenue, FGIC-Insured,
                     6.375% due 1/1/14                                                    342,287
   520,000  AAA     Puerto Rico Commonwealth Aqueduct & Sewer Authority
                     Revenue, 10.250% due 7/1/09                                          666,942
    50,000  AAA     Richmond County Water & Sewer Revenue, 9.875% due 4/1/02               51,882
 1,000,000  AAA     Savannah EDA, Southern Care Corp., Series A,
                     zero coupon due 12/1/21                                              281,350
   655,000  AAA     Tri-City Hospital Authority Revenue, South Fulton Hospital,
                     FGIC-Insured, 10.250% due 7/1/06                                     766,671
 2,000,000  AAA     Washington Wilkes Payroll Development Authority Revenue,
                     Southern Care Corp., Series C, zero coupon due 12/1/21               568,240
-------------------------------------------------------------------------------------------------
                                                                                        6,211,552
-------------------------------------------------------------------------------------------------
GENERAL OBLIGATION-- 2.6%
 1,000,000  AAA     Georgia State, Series B, 5.750% due 8/1/17                          1,128,220
   500,000  AA      Jefferson, 5.900% due 2/1/25                                          534,325
-------------------------------------------------------------------------------------------------
                                                                                        1,662,545
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)     SEPTEMBER 30, 2001

                                GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------
HOSPITALS-- 6.6%
$1,000,000  A-      Chatham County Hospital Authority Revenue,
                     6.1250% due 1/1/24                                                $1,039,400
   255,000  AAA     Clarke County Hospital Authority Revenue, MBIA-Insured,
                     9.875% due 1/1/06                                                    301,767
 1,000,000  Aaa*    Newton County Hospital Authority Revenue, (Newton Health
                     System Project), AMBAC-Insured, 6.100% due 2/1/24                  1,084,280
   750,000  BBB-    Puerto Rico Industrial Tourist Educational, Medical &
                     Environmental Control Facilities Finance Authority, Series A,
                     (Mennonite General Hospital Project), 5.625% due 7/1/27              662,287
 1,175,000  Aaa*    Ware County Hospital Authority Revenue, Certificates of
                     Anticipation, MBIA-Insured, 5.500% due 3/1/21                      1,214,198
-------------------------------------------------------------------------------------------------
                                                                                        4,301,932
-------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY-- 11.8%
   500,000  AAA     Acworth Housing Authority Revenue, (Wingate Falls Apartments
                     Project), FSA-Insured, 6.125% due 3/1/17 (c)                         526,545
                    Atlanta Urban Residential Finance Authority, MFH Revenue:
   960,000  B        Cascade Pines Housing Project, 6.250% due 9/1/10 (c)                 864,134
 1,095,000  NR       Park Place Apartments, Series A, 6.750% due 3/1/31                 1,058,328
                    Clayton County Housing Authority, MFH Revenue, (Magnolia Park
                     Apartments Project), Series A:
 1,000,000  Baa1*      6.125% due 6/1/24                                                  985,910
 1,485,000  Aaa*       GNMA-Collateralized, 5.500% due 10/20/32                         1,507,082
   220,000  A       Cobb County Housing Authority Refunding, (Signature Place
                     Project), Series A, 6.875% due 10/1/17                               227,229
                    De Kalb County Housing Authority, MFH Revenue, Series A:
 1,000,000  Aa2*     Friendly Hills Apartments, FHA-Insured, 7.050% due 1/1/39 (c)      1,108,870
   300,000  AAA      Valley Brook Apartments Project, MBIA/FHA-Insured,
                       7.750% due 1/1/26                                                  307,098
 1,000,000  AAA     Lawrenceville Housing Authority, MFH Revenue, (Knollwood
                     Park Apartments Project), FNMA-Collateralized,
                     6.250% mandatory tender 12/1/29 (c)                                1,062,190
-------------------------------------------------------------------------------------------------
                                                                                        7,647,386
-------------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY-- 2.4%
 2,000,000  AAA     East Point Building Authority Revenue, FSA-Insured,
                     zero coupon due 2/1/20                                               715,800
   115,000  AAA     Fulton County Housing Authority, Single-Family Mortgage Revenue,
                     Series A, GNMA-Collateralized, 6.600% due 3/1/28 (c)                 120,080

                       See Notes to Financial Statements.


        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)     SEPTEMBER 30, 2001

                                GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY-- 2.4% (CONTINUED)
$  190,000  AA+     Georgia State Residential Finance Authority, Home Ownership
                     Mortgage, Series A, FHA/VA-Insured, 7.250% due 12/1/21 (c)        $  195,955
   305,000  AAA     Puerto Rico Housing Bank & Finance Agency, Single-Family
                     Mortgage, Affordable Housing Mortgage, Portfolio I,
                     GNMA/FHLMC-Collateralized, 6.250% due 4/1/29 (c)                     318,951
   210,000  AAA     Virgin Islands HFA Refunding, Single-Family Mortgage Revenue,
                     Series A, GNMA-Collateralized, 6.450% due 3/1/16 (c)                 221,082
-------------------------------------------------------------------------------------------------
                                                                                        1,571,868
-------------------------------------------------------------------------------------------------
LIFE CARE-- 2.1%
                    Fulton County Residential Care Facilities:
   660,000  BBB+     Canterbury Court Project, 6.300% due 10/1/24                         645,124
   500,000  NR       RHA Assisted Living, Sr. Lien, Series A, 7.000% due 7/1/29           433,160
   615,000  NR      Savannah EDA, First Mortgage, Senior Care Group Inc.,
                     Shadowmoss, Series A, 6.750% due 7/1/10                              307,500
-------------------------------------------------------------------------------------------------
                                                                                        1,385,784
-------------------------------------------------------------------------------------------------
MISCELLANEOUS-- 16.0%
 1,000,000  Aaa*    Albany Dougherty Inner City Authority, (Public Purpose Project),
                     AMBAC-Insured, 5.625% due 1/1/16                                   1,080,070
 1,000,000  AAA     Association County Commoners, Leasing Program, (Rockdale
                     County Public Purpose Project), AMBAC-Insured,
                     5.625% due 7/1/20                                                  1,060,330
 1,000,000  AAA     Fulton County Facilities Corp., (Fulton County Public Purpose
                     Project), 5.500% due 11/1/18                                       1,056,720
 1,000,000  AAA     Georgia Local Government, Public Improvement Grant, Series A,
                     MBIA-Insured, 4.750% due 6/1/28                                      935,410
   500,000  A       Puerto Rico Housing Bank & Finance Agency, 7.500% due 12/1/06         568,455
                    Puerto Rico Industrial Tourist Educational, Medical &
                     Environmental Control Facilities Finance Authority, (San
                     Lucas & Cristo Project), Series A:
 1,000,000  BB+        5.750% due 6/1/19                                                  942,810
   500,000  BBB-       6.700% due 5/1/24                                                  503,870
   200,000  BB      Puerto Rico Port Authority Revenue, (Special Facilities American
                     Airlines), Series A, 6.250% due 6/1/26 (c)                           163,460
 1,000,000  AAA     Puerto Rico Public Finance Authority Revenue, Series A,
                     MBIA-Insured, 5.000% due 8/1/29 (c)                                  996,950
 2,000,000  BBB     Richmond County Development Authority, Environmental
                     Improvement Revenue, (International Paper Co. Project),
                     Series A, 6.250% due 2/1/25 (c)                                    2,070,420
 1,000,000  NR      Virgin Islands Public Finance Authority Revenue, Series E,
                     6.000% due 10/1/22                                                 1,006,200
-------------------------------------------------------------------------------------------------
                                                                                       10,384,695
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)     SEPTEMBER 30, 2001

                                GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------
POLLUTION CONTROL-- 4.9%
$1,000,000  BBB-    Effingham County Development Authority, Solid Waste Disposal
                     Revenue, (Georgia-Pacific Project), 6.500% due 6/1/31 (c)         $1,036,470
   500,000  A       Monroe County Development Authority PCR, (Oglethorpe Power
                     Co. Scherer Project), Series A, 6.800% due 1/1/12                    590,810
 1,000,000  NR      Rockdale County Development Authority, Solid Waste Disposal
                     Revenue, (Visy Paper Project), 7.500% due 1/1/26 (c)               1,019,030
   500,000  Baa2*   Savannah EDA Refunding, PCR, (Union Camp Corp. Project),
                     6.150% due 3/1/17                                                    535,070
-------------------------------------------------------------------------------------------------
                                                                                        3,181,380
-------------------------------------------------------------------------------------------------
PRE-REFUNDED (D)-- 2.6%
 1,000,000  AAA     Fulton County MFH Authority Revenue, (Concorde Place
                     Apartment Project), Series A, (Call 7/1/06 @ 102),
                     6.300% due 7/1/16 (c)                                              1,146,160
   500,000  Ba1*    Savannah Hospital Authority Revenue Refunding & Improvement,
                     Candler Hospital, (Call 1/1/03 @ 100), 7.000% due 1/1/11             537,520
-------------------------------------------------------------------------------------------------
                                                                                        1,683,680
-------------------------------------------------------------------------------------------------
PUBLIC FACILITIES-- 2.1%
   250,000  AAA     Butts County COP, MBIA-Insured, 6.750% due 12/1/14                    281,395
 1,000,000  AAA     Cobb-Marietta Counties Coliseum & Exhibit Hall Authority
                     Revenue, MBIA-Insured, 5.625% due 10/1/26                          1,084,110
-------------------------------------------------------------------------------------------------
                                                                                        1,365,505
-------------------------------------------------------------------------------------------------
SOLID WASTE-- 1.5%
   950,000  AA      Albany Dougherty Payroll Development Authority, Solid Waste
                     Disposal Revenue, Procter & Gamble Paper Products,
                     5.200% due 5/15/28 (c)                                               960,925
-------------------------------------------------------------------------------------------------
TRANSPORTATION-- 8.7%
                    Atlanta Airport Refunding Revenue, FGIC-Insured:
                     Series A:
 1,000,000  AAA        5.500% due 1/1/16                                                1,053,180
 2,000,000  AAA        5.500% due 1/1/26                                                2,061,440
 1,000,000  AAA      Series B, 5.625% due 1/1/30                                        1,019,010
   250,000  AAA     Metropolitan Atlanta Rapid Transit Authority Revenue Refunding,
                     Series P, AMBAC-Insured, 6.250% due 7/1/20                           291,057
 1,250,000  AAA     Puerto Rico Commonwealth Highway & Transportation Authority
                     Highway Revenue, Series Y, MBIA-Insured, 5.000% due 7/1/36         1,231,650
-------------------------------------------------------------------------------------------------
                                                                                        5,656,337
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)     SEPTEMBER 30, 2001

                                GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------
UTILITIES-- 3.4%
$  500,000  AAA     Georgia Municipal Electric Authority Power Revenue,
                     Series EE, AMBAC-Insured, 7.250% due 1/1/24                       $  642,760
   500,000  A-      Georgia Municipal Gas Authority Revenue, (Southern Storage
                     Gas Project), 6.300% due 7/1/09                                      536,375
 1,000,000  AAA     Guam Power Authority Revenue, Series A, MBIA-Insured,
                     5.250% due 10/1/34                                                 1,009,270
-------------------------------------------------------------------------------------------------
                                                                                        2,188,405
-------------------------------------------------------------------------------------------------
WATER AND SEWER-- 12.0%
 1,000,000  AAA     Atlanta Water & Wastewater Revenue, Series A, FGIC-Insured,
                     5.500% due 11/1/19                                                 1,085,190
 1,000,000  AAA     Augusta Water & Sewer Revenue, FSA-Insured,
                     5.250% due 10/1/30                                                 1,003,860
   500,000  A+      Cartersville Development Authority Revenue Refunding, Sewer
                     Facilities, Anheuser Busch, 6.125% due 5/1/27 (c)                    527,170
   500,000  AA      Clayton County Water & Sewer Revenue, 5.625% due 5/1/20               532,175
 1,000,000  AAA     Columbia County Water & Sewer Revenue, FGIC-Insured,
                     5.500% due 6/1/25                                                  1,063,090
                      De Kalb County Water & Sewer Revenue:
 1,000,000  AA       5.250% due 10/1/25                                                 1,011,630
 1,000,000  AA       5.125% due 10/1/31                                                   991,670
    10,000  AAA     Fulton County Water & Sewer Revenue, FGIC-Insured,
                     6.375% due 1/1/14                                                     11,675
   500,000  AAA     Milledgeville Water & Sewer Revenue, FSA-Insured,
                     6.000% due 12/1/21                                                   565,755
 1,000,000  AAA     Rockdale County Water & Sewer Authority Revenue, Series A,
                     MBIA-Insured, 5.500% due 7/1/25                                    1,038,070
-------------------------------------------------------------------------------------------------
                                                                                        7,830,285
-------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS-- 100%
                    (Cost-- $61,833,397**)                                            $64,947,286
-------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.

(b) Bonds are escrowed to maturity with U.S. government securities and is considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 25 and 26 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)     SEPTEMBER 30, 2001

                             PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                      VALUE
-------------------------------------------------------------------------------------------------
EDUCATION-- 16.6%
$1,400,000  AAA     Cambria School District, Capital Appreciation, FGIC-Insured,
                      zero coupon due 8/15/23                                          $  434,770
 1,000,000  Aaa*    Chambersburg Area School District, FSA-Insured,
                     5.000% due 6/15/18                                                 1,006,040
 1,000,000  AAA     Cornwall Lebanon School District, Capital Appreciation,
                     FSA-Insured, zero coupon due 3/15/20                                 379,570
 1,000,000  BBB-    Delaware County Authority College Revenue, Neumann College,
                     6.000% due 10/1/31                                                 1,000,740
 1,410,000  Aaa*    Hopewell Area School District, Capital Appreciation, FSA-Insured,
                     zero coupon due 9/1/20                                               520,473
 1,000,000  AAA     Iroquois School District, FGIC-Insured, 5.125% due 8/1/31             990,120
 1,000,000  Aaa*    Lycoming County Authority College Revenue, Pennsylvania
                      College of Technology, AMBAC-Insured,
                     5.375% due 7/1/30                                                  1,015,560
                    Pennsylvania State Higher Education Facilities Authority Revenue:
 1,000,000  A-       Drexel University, 6.000% due 5/1/29                               1,050,810
 1,000,000  A+       UPMC Health Systems, Series A, 6.000% due 1/15/31                  1,034,800
 1,250,000  NR      Philadelphia, Hospitals & Higher Education Facilities Authority
                     Revenue, Chestnut Hill College, 6.000% due 10/1/29                 1,207,325
 1,000,000  AAA     Plum Boro School District, FGIC-Insured, 5.250% due 9/15/30         1,005,360
 1,000,000  AAA     Scranton School District, MBIA-Insured, 5.000% due 4/1/25             981,030
 1,000,000  AAA     South Park School District, Series A, FGIC-Insured,
                     5.125% due 8/1/27                                                    993,550
   715,000  AAA     State Public School Building Authority, College Revenue,
                     Capital Appreciation, Butler County, AMBAC-Insured,
                     zero coupon due 1/15/26                                              193,286
 1,000,000  Aaa*    Warwick School District, FGIC-Insured, 5.000% due 2/15/21             988,940
-------------------------------------------------------------------------------------------------
                                                                                       12,802,374
-------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY (B)-- 6.7%
                    Allegheny County Hospital Development Authority Revenue:
    95,000  AAA      Magee Womans Hospital, 10.125% due 10/1/02                            98,393
   350,000  NR       Montefiore Hospital Association Western Pennsylvania,
                       6.875% due 7/1/09                                                  389,368
   260,000  AAA     Berks County Municipal Authority Hospital Revenue, Community
                     General Hospital, AMBAC-Insured, 9.500% due 7/1/05                   290,514
 1,895,000  AAA     Cambria County Hospital Development Authority Hospital Revenue,
                     Conemaugh Valley Memorial Hospital, 7.625% due 9/1/11              2,233,674
   135,000  AAA     Coatesville Water Guaranteed Revenue, 6.250% due 10/15/13             151,359
   285,000  AAA     Lewisburg Area School District, AMBAC-Insured,
                     9.750% due 2/15/04                                                   312,303

                       See Notes to Financial Statements.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)     SEPTEMBER 30, 2001

                             PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY (B)-- 6.7% (CONTINUED)
$  440,000  NR      Pennsylvania Housing Finance Agency, 7.750% due 12/1/07            $  496,531
    45,000  AAA     Pennsylvania State Educational Facilities Authority
                     College & University Revenue, Temple University,
                     MBIA-Insured, 9.375% due 6/15/03                                      48,533
   135,000  AAA     Scranton-Lackawanna Health & Welfare Authority Revenue,
                     (University of Scranton Project), AMBAC-Insured,
                     10.000% due 10/1/03                                                  144,989
   135,000  AAA     Southeastern Greene School District, 9.375% due 7/1/03                145,847
   345,000  AAA     West Chester Sewer Revenue, 9.750% due 5/1/07                         411,744
                    Westmoreland County Municipal Authority:
    70,000  AAA      Special Obligation, 9.125% due 7/1/10                                 81,204
   130,000  Aaa*     Water Revenue, 8.500% due 7/1/04                                     139,541
   185,000  AAA     York GO, AMBAC-Insured, 8.875% due 6/1/06                             208,798
-------------------------------------------------------------------------------------------------
                                                                                        5,152,798
-------------------------------------------------------------------------------------------------
FINANCE-- 1.4%
 1,000,000  BBB-    Virgin Islands Public Finance Authority Revenue, Gross Receipts
                     Taxes, Series A, 6.500% due 10/1/24                                1,061,100
-------------------------------------------------------------------------------------------------
GENERAL OBLIGATION-- 6.2%
 1,000,000  AAA     Armstrong County GO, MBIA-Insured, 5.400% due 6/1/31                1,018,770
 1,000,000  AAA     Dauphin County GO, Second Series, AMBAC-Insured,
                     5.125% due 11/15/22                                                1,001,820
 1,000,000  AAA     Mercer County GO, FGIC-Insured, 5.000% due 10/1/31                    972,740
 1,000,000  AAA     Philadelphia GO, FSA-Insured, 5.000% due 9/15/31                      972,730
 2,000,000  AAA     Westmoreland County GO, Capital Appreciation, FGIC-Insured,
                     zero coupon due 12/1/18                                              830,140
-------------------------------------------------------------------------------------------------
                                                                                        4,796,200
-------------------------------------------------------------------------------------------------
HOSPITAL-- 13.8%
 1,000,000  Baa3*   Allentown Area Hospital Authority Revenue, Sacred Heart
                     Hospital of Allentown, Series A, 6.750% due 11/15/14                 875,950
 1,500,000  NR      Chartiers Valley Industrial & Commercial Development Authority
                     Refunding First Mortgage Revenue, Asbury Health Center,
                     6.375% due 12/1/24                                                 1,372,335
 1,260,000  AA      Erie County Hospital Authority Health Facilities Revenue,
                     (St. Marys Home Project), Asset Guaranteed,
                     6.000% due 8/15/23                                                 1,316,045
 1,000,000  AA      Geisinger Authority Health System, Pennsylvania State Geisinger
                     Health System-A, 5.000% due 8/15/28                                  936,840
 1,000,000  BBB+    Hazelton Health Services Authority Hospital Revenue,
                     St. Joseph's Medical Center, 6.200% due 7/1/26                       973,990

                       See Notes to Financial Statements.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)     SEPTEMBER 30, 2001

                             PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------
HOSPITAL-- 13.8% (CONTINUED)
$1,000,000  BBB     Horizon Hospital System Authority Hospital Revenue,
                     Horizon Hospital Systems Inc., 6.350% due 5/15/26                $ 1,002,050
 1,000,000  AA      Mifflin County Hospital Authority Revenue, Asset Guaranteed,
                     6.200% due 7/1/30                                                  1,058,390
   500,000  NR      Montgomery County Higher Education & Health Authority Revenue,
                     Temple Continuing Care Center, 6.750% due 7/1/29                     448,425
   525,000  AA      Potter County Hospital Authority Revenue, Asset Guaranteed,
                     6.050% due 8/1/24                                                    570,780
   500,000  BBB-    Puerto Rico Industrial, Tourist, Educational, Medical & Environmental
                      Control Facilities, (Ryder Memorial Hospital Project),
                      Series A, 6.700% due 5/1/24                                         503,870
                    Scranton-Lackawanna Health & Welfare Authority Revenue:
 1,000,000  NR      Lackawanna Junior College, 5.750% due 11/1/20                         926,250
   750,000  BBB-     Moses Taylor Hospital Project, 6.250% due 7/1/20                     641,603
-------------------------------------------------------------------------------------------------
                                                                                       10,626,528
-------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY-- 0.3%
   205,000  AAA     Pittsburgh Urban Redevelopment Authority, Mortgage Revenue,
                     Series B, GNMA/FNMA-Collateralized, 6.950% due 10/1/10 (c)           211,355
-------------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY-- 7.1%
                    Allegheny County, Residential Finance Authority Mortgage
                     Revenue, Single-Family Housing, GNMA-Collateralized:
   985,000  Aaa*       Series FF-2, 6.000% due 11/1/31 (c)                              1,022,627
 1,000,000  Aaa*       Series II-2, 5.900% due 11/1/32 (c)                              1,030,390
                       Series Z:
   970,000  Aaa*         6.875% due 5/1/26 (c)                                          1,025,911
 1,230,000  Aaa*         Zero coupon due 5/1/27 (c)                                       185,705
 1,500,000  AA+     Pennsylvania Housing Finance Agency, Single-Family Mortgage
                     Revenue, Series 40, 6.900% due 4/1/25 (c)                          1,570,590
   625,000  AAA     Puerto Rico Housing Finance Agency, Single-Family Mortgage
                     Revenue, GNMA/FNMA/FHLMC-Collateralized,
                     6.250% due 4/1/29 (c)                                                653,588
-------------------------------------------------------------------------------------------------
                                                                                        5,488,811
-------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT-- 9.3%
 1,000,000  Baa1*   Allegheny County IDA, Revenue Refunding Environmental
                     Improvement, USX Corp., 6.700% due 12/1/20                         1,035,780
 1,000,000  BBB     Bradford County IDA, Solid Waste Disposal Revenue,
                     (International Paper Co., Project A), 6.600% due 3/1/19 (c)        1,040,870
 1,000,000  BBB     Delaware County IDA, Revenue Refunding Resource Recovery
                     Facility, Series A, 6.200% due 7/1/19                              1,036,410

                       See Notes to Financial Statements.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)     SEPTEMBER 30, 2001

                             PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT-- 9.3% (CONTINUED)
$1,000,000  BBB     Erie County IDA, Environmental Improvement Revenue,
                     (International Paper Co. Project), Series A,
                     7.625% due 11/1/18 (c)                                            $1,082,490
 1,650,000  NR      Lancaster IDA Revenue, (Garden Spot Village Project),
                     Series A, 7.625% due 5/1/31                                        1,708,163
 1,000,000  NR      Pennsylvania Economic Development Financing Authority
                     Exempt Facilities Revenue, National Gypsum Co.,
                     6.250% due 11/1/27 (c)                                               737,630
   500,000  AAA     Philadelphia Authority for Industrial Development Revenue,
                     Series B, AMBAC-Insured, 5.250% due 7/1/31                           502,135
-------------------------------------------------------------------------------------------------
                                                                                        7,143,478
-------------------------------------------------------------------------------------------------
LIFE CARE-- 4.9%
                    Montgomery County IDA, Retirement Community Revenue,
                     Adult Communitys Total Services:
   750,000  A-         5.250% due 11/15/28                                                694,883
 1,500,000  A-         Series A, 5.875% due 11/15/22                                    1,517,700
 1,000,000  A-         Series B, 5.625% due 11/15/12                                    1,026,740
   610,000  AA      Schuylkill County IDA Revenue, Charity Obligation Group,
                       Series A, 5.000% due 11/1/28                                       575,462
-------------------------------------------------------------------------------------------------
                                                                                        3,814,785
-------------------------------------------------------------------------------------------------
MISCELLANEOUS-- 12.1%
                    Dauphin County General Authority:
 1,230,000  NR      Hotel & Conference Center, Hyatt Regency, 6.200% due 1/1/29         1,138,869
 1,500,000  NR       Office & Package, Riverfront Office, 6.000% due 1/1/25             1,417,380
 3,000,000  AAA     Delaware Valley Regional Finance Authority, Local Government
                     Revenue, Series A, AMBAC-Insured, 5.500% due 8/1/28                3,215,400
 1,000,000  AAA     Harrisburg Authority Resource Recovery Facility Revenue,
                     Series A, FSA-Insured, 5.500% due 9/1/25                           1,035,550
 1,560,000  NR      New Morgan Municipal Authority Office Revenue, (Commonwealth
                     Office Project), Series A, 6.500% due 6/1/25                       1,565,413
 1,000,000  BB+     Puerto Rico Industrial, Tourist, Educational,
                     Medical & Environmental Control Facilities,
                     (San Lucas & Cristo Project A),
                     5.750% due 6/1/19                                                    942,810
-------------------------------------------------------------------------------------------------
                                                                                        9,315,422
-------------------------------------------------------------------------------------------------
POLLUTION CONTROL-- 0.7%
   500,000  BBB-    Pennsylvania Economic Development Financing Authority,
                     Resource Recovery Revenue, (Colver Project), Series D,
                     7.150% due 12/1/18 (c)                                               527,090
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)     SEPTEMBER 30, 2001

                             PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                      VALUE
-------------------------------------------------------------------------------------------------
PRE-REFUNDED (D)-- 2.9%
$  500,000  AAA     Allegheny County Hospital Development Authority Revenue,
                    (General Hospital Project), Series A, MBIA-Insured,
                    (Call 9/1/07 @ 100), 6.250% due 9/1/20                             $  557,980
 1,000,000  Aaa*    Erie Sewer Authority Sewer Revenue, MBIA-Insured,
                    (Call 6/1/10 @ 100), 6.000% due 6/1/21                              1,093,780
   400,000  AAA     Guam Power Authority Revenue, Series A,
                    (Call 10/1/04 @ 102), 6.750% due 10/1/24                              454,056
    90,000  AAA     Philadelphia Hospital Authority Revenue,
                     (United Hospital Inc. Project),
                     (Call 7/1/05 @ 100), 10.875% due 7/1/08                              109,779
-------------------------------------------------------------------------------------------------
                                                                                        2,215,595
-------------------------------------------------------------------------------------------------
PUBLIC FACILITIES-- 2.1%
   500,000  A-++    Allegheny County Redevelopment Authority Tax Increment Revenue,
                     (Waterfront Project), Series A, 6.300% due 12/15/18                  520,750
 2,750,000  AAA     Harrisburg Redevelopment Authority, FSA-Insured,
                     zero coupon due 5/1/19                                             1,100,248
-------------------------------------------------------------------------------------------------
                                                                                        1,620,998
-------------------------------------------------------------------------------------------------
SOLID WASTE-- 2.6%
 1,000,000  BB-     New Morgan IDA, Solid Waste Disposal Revenue, (New Morgan
                     Landfill Co. Inc., Project), 6.500% due 4/1/19 (c)                   999,990
 1,000,000  Aa2*    Pennsylvania Economic Development Financing Authority, Solid
                     Waste Disposal Revenue, (Proctor & Gamble Paper Project),
                     5.375% due 3/1/31 (c)                                              1,026,170
-------------------------------------------------------------------------------------------------
                                                                                        2,026,160
-------------------------------------------------------------------------------------------------
TRANSPORTATION-- 9.5%
 1,500,000  AAA     Allegheny County Port Authority Special Revenue, FGIC-Insured,
                     5.000% due 3/1/29                                                  1,460,640
 1,125,000  A3*     Pennsylvania Economic Development Financing Authority Exempt
                     Facility Revenue, (Amtrak Project), Series A,
                     6.375% due 11/1/41 (c)                                             1,155,049
                    Pennsylvania State Turnpike Revenue, AMBAC-Insured:
 1,500,000  AAA     5.500% due 7/15/32                                                  1,561,980
 1,000,000  AAA      5.000% due 7/15/41                                                   964,820
 1,000,000  AAA      Series R, 5.000% due 12/1/30                                         974,470
 1,250,000  AAA     Puerto Rico Commonwealth Highway & Transportation Authority
                     Highway Revenue, Series Y, MBIA-Insured, 5.000% due 7/1/36         1,231,650
-------------------------------------------------------------------------------------------------
                                                                                        7,348,609
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)     SEPTEMBER 30, 2001

                             PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------
UTILITIES-- 3.8%
                    Philadelphia Gas Works Revenue:
$1,000,000  AAA     2nd Series, FSA-Insured, 5.000% due 7/1/29                         $  965,020
 1,000,000  AAA      3rd Series, FSA-Insured, 5.125% due 8/1/31                           982,670
 3,000,000  AAA     Westmoreland County, Municipal Authority Municipal Service
                     Revenue, Capital Appreciation, Series A, MBIA-Insured,
                     zero coupon due 8/15/22                                              986,849
-------------------------------------------------------------------------------------------------
                                                                                        2,934,539
-------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS-- 100%
                    (Cost-- $75,068,469**)                                            $77,085,842
-------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), which are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) are rated by Fitch IBCA, Duff & Phelps.

(b) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Bonds are escrowed with U.S. government securities and is considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 25 and 26 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's")-- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB  --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   --   Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa  --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   --   Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  --   Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   --   Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes in this class.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

A    -- Bonds rated "A" are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

NR   -- Indicates that the bond is not rated by Standard & Poor's, Moody's or
        Fitch.

SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.

P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

VMIG 1 -- Moody's highest rating for issues having demand feature-- VRDO.

VMIG 2 -- Moody's second highest rating for issues having a demand feature-- VRDO.

SECURITY DESCRIPTIONS (UNAUDITED)

ABAG    --  Association of Bay Area Governments
ACA     --  American Capital Assurance
AIG     --  American International Guaranty
AMBAC   --  AMBAC Indemnity Corporation
BAN     --  Bond Anticipation Notes
BIG     --  Bond Investors Guaranty
CGIC    --  Capital Guaranty Insurance Company
CHFCLI  --  California Health Facility
            Construction Loan Insurance
CONNIE  --  College Construction Loan
  LEE       Insurance Association
COP     --  Certificate of Participation
EDA     --  Economic Development Authority
ETM     --  Escrowed to Maturity
FGIC    --  Financial Guaranty Insurance Company
FHA     --  Federal Housing Administration
FHLMC   --  Federal Home Loan Mortgage Corporation
FLAIRS  --  Floating Adjustable Interest Rate Securities
FNMA    --  Federal National Mortgage Association
FRTC    --  Floating Rate Trust Certificates
FSA     --  Financial Security Assurance
GIC     --  Guaranteed Investment Contract
GNMA    --  Government National Mortgage Association
GO      --  General Obligation
HDC     --  Housing Development Corporation
HFA     --  Housing Finance Authority
IDA     --  Industrial Development Authority
IDB     --  Industrial Development Board
IDR     --  Industrial Development Revenue
INFLOS  --  Inverse Floaters
LOC     --  Letter of Credit
MBIA    --  Municipal Bond Investors Assurance Corporation
MVRICS  --  Municipal Variable Rate Inverse Coupon Security
PCR     --  Pollution Control Revenue
RAN     --  Revenue Anticipation Notes
RIBS    --  Residual Interest Bonds
RITES   --  Residual Interest Tax-Exempt Securities
SYCC    --  Structured Yield Curve Certificate
TAN     --  Tax Anticipation Notes
TECP    --  Tax-Exempt Commercial Paper
TOB     --  Tender Option Bonds
TRAN    --  Tax and Revenue Anticipation Notes
VA      --  Veterans Administration
VRWE    --  Variable Rate Wednesday Demand

    SMITH BARNEY MUNI FUNDS   |   2001 Semi-Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)    SEPTEMBER 30, 2001

                                                      GEORGIA      PENNSYLVANIA
                                                     PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $61,833,397 and
    $75,068,469, respectively)                    $ 64,947,286     $ 77,085,842
  Interest receivable                                1,065,184        1,302,736
  Receivable for Fund shares sold                      613,561           83,470
  Receivable for securities sold                         5,000          145,000
--------------------------------------------------------------------------------
  Total Assets                                      66,631,031       78,617,048
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                    264,677          328,573
  Payable to bank                                      223,794           72,107
  Management fees payable                               49,360           13,404
  Distribution fees payable                              4,445           12,783
  Accrued expenses                                      55,204           46,613
--------------------------------------------------------------------------------
  Total Liabilities                                    597,480          473,480
--------------------------------------------------------------------------------
Total Net Assets                                  $ 66,033,551     $ 78,143,568
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest      $      5,031     $      5,982
  Capital paid in excess of par value               64,640,314       77,985,413
  Overdistributed net investment income                 (7,313)         (28,873)
  Accumulated net realized loss
    from security transactions                      (1,718,370)      (1,836,327)
  Net unrealized appreciation of investments         3,113,889        2,017,373
--------------------------------------------------------------------------------
Total Net Assets                                  $ 66,033,551     $ 78,143,568
================================================================================
Shares Outstanding:
  Class A                                            3,540,566        2,474,113
  ------------------------------------------------------------------------------
  Class B                                              857,232        2,591,255
  ------------------------------------------------------------------------------
  Class L                                              632,870          916,507
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                  $      13.13     $      13.08
  ------------------------------------------------------------------------------
  Class B *                                       $      13.11     $      13.05
  ------------------------------------------------------------------------------
  Class L **                                      $      13.10     $      13.04
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus
        4.17% of net asset value)                 $      13.68     $      13.63
  ------------------------------------------------------------------------------
  Class L (net asset value plus
        1.01% of net asset value)                 $      13.23     $      13.17
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

    SMITH BARNEY MUNI FUNDS   |   2001 Semi-Annual Report to Shareholders

STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
                                                      GEORGIA      PENNSYLVANIA
                                                     PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                         $ 1,850,340      $ 2,152,250
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                             144,114          165,901
  Distribution fees (Note 4)                            98,161          164,207
  Shareholder and system servicing fees                 16,199           19,457
  Audit and legal                                       12,012            8,008
  Shareholder communications                            10,192           14,923
  Pricing service fees                                   6,916            5,460
  Registration fees                                      6,006              910
  Custody                                                1,456            1,820
  Trustees' fees                                           364              364
  Other                                                  3,820            3,458
--------------------------------------------------------------------------------
  Total Expenses                                       299,240          384,508
  Less: Management fee waiver (Note 4)                      --          (73,733)
--------------------------------------------------------------------------------
  Net Expenses                                         299,240          310,775
--------------------------------------------------------------------------------
Net Investment Income                                1,551,100        1,841,475
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 5):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                             10,511,954       15,341,074
    Cost of securities sold                         10,026,528       15,647,560
--------------------------------------------------------------------------------
  Net Realized Gain (Loss)                             485,426         (306,486)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Unrealized

    Appreciation of Investments (Note 1)              (234,518)       1,488,747
--------------------------------------------------------------------------------
Net Gain on Investments                                250,908        1,182,261
--------------------------------------------------------------------------------
Increase in Net Assets From Operations             $ 1,802,008      $ 3,023,736
================================================================================

                       See Notes to Financial Statements.

    SMITH BARNEY MUNI FUNDS   |   2001 Semi-Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2001

GEORGIA PORTFOLIO                                 SEPTEMBER 30       MARCH 31
================================================================================
OPERATIONS:
  Net investment income                          $  1,551,100      $  2,954,511
  Net realized gain (loss)                            485,426          (392,660)
  Increase (decrease) in
        net unrealized appreciation                  (234,518)        3,578,918
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations            1,802,008         6,140,769
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                            (1,559,672)       (2,979,999)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                  (1,559,672)       (2,979,999)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                  4,282,415         9,962,155
  Net asset value of shares issued
        for reinvestment of dividends                 607,614         1,264,885
  Cost of shares reacquired                        (3,306,382)      (10,674,888)
--------------------------------------------------------------------------------
  Increase in Net Assets From Fund
        Share Transactions                          1,583,647           552,152
--------------------------------------------------------------------------------
Increase in Net Assets                              1,825,983         3,712,922

NET ASSETS:
  Beginning of period                              64,207,568        60,494,646
--------------------------------------------------------------------------------
  End of period*                                 $ 66,033,551      $ 64,207,568
================================================================================
* Includes overdistributed net investment
  income of:                                     $     (7,313)     $     (3,951)
================================================================================

                       See Notes to Financial Statements.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2001
PENNSYLVANIA PORTFOLIO                            SEPTEMBER 30       MARCH 31
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                          $  1,841,475      $  3,356,728
  Net realized gain (loss)                           (306,486)           67,651
  Increase in net unrealized appreciation           1,488,747         3,494,677
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations            3,023,736         6,919,056
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS from (NOTE 3):
  Net investment income                            (1,898,448)       (3,376,563)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                  (1,898,448)       (3,376,563)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Proceeds from sale of shares                      9,417,985        14,139,340
  Net asset value of shares issued
        for reinvestment of dividends                 955,252         1,978,025
  Cost of shares reacquired                        (4,832,559)      (11,091,107)
--------------------------------------------------------------------------------
  Increase in Net Assets From
        Fund Share Transactions                     5,540,678         5,026,258
--------------------------------------------------------------------------------
Increase in Net Assets                              6,665,966         8,568,751

NET ASSETS:
  Beginning of period                              71,477,602        62,908,851
--------------------------------------------------------------------------------
  End of period*                                 $ 78,143,568      $ 71,477,602
================================================================================
* Includes undistributed (overdistributed)
        net investment income of:                $    (28,873)     $     21,045
================================================================================

                       See Notes to Financial Statements.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES
The Georgia and Pennsylvania Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified management investment company and consists of these Portfolios and seven other separate investment portfolios:
Florida, National, New York, Limited Term, California Money Market, Massachusetts Money Market and New York Money Market portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

    SMITH BARNEY MUNI FUNDS   |   2001 Semi-Annual Report to Shareholders

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolios to amortize premium and accrete all discounts on all fixed-income securities. The Portfolios elected to adopt this requirement effective April 1, 2001. This change does not affect the Portfolios' net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended September 30, 2001, interest income increased by $7,638 and $6,397, and the change in net unrealized appreciation of investments decreased by $7,638 and $6,397, respectively, for Georgia and Pennsylvania Portfolios. In addition, the Portfolios recorded a adjustments to increase the cost of securities and increase to accumulated undistributed net investment income by $12,848 and $7,055, respectively, for Georgia and Pennsylvania Portfolios to reflect the cumulative effect of this change up to the date of the adoption.

2.  PORTFOLIO CONCENTRATION
Since the Georgia and Pennsylvania Portfolios invest primarily in obligations of issuers within Georgia and Pennsylvania, respectively, each Portfolio is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting the respective state in which it invests.

3.  EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS
Each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

4.  MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS
Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolios pay SBFM a management fee calculated at an annual rate of 0.45% of their respective average daily net assets. This fee is calculated daily and paid monthly. For the six months ended September 30, 2001, SBFM waived management fee of $73,733 for the Pennsylvania Portfolio.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended September 30, 2001, the Portfolios paid transfer agent fees totaling $16,085 to CFTC.

The totals for each Portfolio were as follows:

PORTFOLIO                                                   TRANSFER AGENT FEES
================================================================================
Georgia                                                            $6,215
--------------------------------------------------------------------------------
Pennsylvania                                                        9,870
================================================================================

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of

    SMITH BARNEY MUNI FUNDS   |   2001 Semi-Annual Report to Shareholders

Class A shares, which, when combined with current holdings of class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2001, CDSCS paid to SSB and sales charges received by SSB were approximately:

                                                  CDSCS         SALES CHARGES
                                                --------      -----------------
PORTFOLIO                                        CLASS B     CLASS A    CLASS L
================================================================================
Georgia                                          $6,000     $24,000     $10,000
--------------------------------------------------------------------------------
Pennsylvania                                      8,000      39,000      13,000
================================================================================

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. The Portfolios also pay a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the six months ended September 30, 2001, total Distribution Plan fees incurred were:

PORTFOLIO                                        CLASS A    CLASS B    CLASS L
================================================================================
Georgia                                          $34,046    $ 36,661    $27,454
--------------------------------------------------------------------------------
Pennsylvania                                      23,450     102,395     38,362
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

5.  INVESTMENTS
During the six months ended September 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                     GEORGIA     PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
================================================================================
Purchases                                         $12,108,630    $20,942,642
--------------------------------------------------------------------------------
Sales                                              10,511,954     15,341,074
================================================================================

    SMITH BARNEY MUNI FUNDS   |   2001 Semi-Annual Report to Shareholders

At September 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

                                                     GEORGIA     PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
================================================================================
Gross unrealized appreciation                      $3,623,700     $2,827,132
Gross unrealized depreciation                        (509,811)      (809,759)
--------------------------------------------------------------------------------
Net unrealized appreciation                        $3,113,889     $2,017,373
================================================================================

6.  FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2001, the Portfolios did not hold any futures contracts.

7.  CAPITAL LOSS CARRYFORWARDS
At March 31, 2001, the Georgia and Pennsylvania Portfolios had, for Federal income tax purposes, approximately $1,961,900 and $1,524,900, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

    SMITH BARNEY MUNI FUNDS   |   2001 Semi-Annual Report to Shareholders

The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

PORTFOLIO                                        2007       2008         2009
================================================================================
Georgia                                        $31,900    $983,300    $946,700
--------------------------------------------------------------------------------
Pennsylvania                                        --     667,700     857,200
================================================================================

8.  SHARES OF BENEFICIAL INTEREST
At September 30, 2001, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 2001, total paid-in capital amounted to the following for each class and their respective Portfolio:

PORTFOLIO                                    CLASS A      CLASS B      CLASS L
================================================================================
Georgia                                    $45,455,225  $10,961,537  $ 8,228,583
--------------------------------------------------------------------------------
Pennsylvania                                32,728,742   33,401,818   11,860,835
================================================================================

    SMITH BARNEY MUNI FUNDS   |   2001 Semi-Annual Report to Shareholders

Transactions in shares of each class were as follows:

                              SIX MONTHS ENDED                 YEAR ENDED
                             SEPTEMBER 30, 2001              MARCH 31, 2001
                           ---------------------         -----------------------
GEORGIA PORTFOLIO           SHARES        AMOUNT         SHARES        AMOUNT
================================================================================
CLASS A
Shares sold                 177,242    $ 2,328,274       507,739    $ 6,608,687
Shares issued
  on reinvestment            26,116        340,186        61,586        778,126
Shares reacquired          (147,668)    (1,929,301)     (561,687)    (7,129,877)
--------------------------------------------------------------------------------
Net Increase                 55,690    $   739,159         7,638    $   256,936
================================================================================
CLASS B
Shares sold                  64,454    $   839,289       103,568    $ 1,313,095
Shares issued
  on reinvestment            10,395        135,244        20,779        262,593
Shares reacquired           (71,328)      (929,201)     (199,358)    (2,523,613)
--------------------------------------------------------------------------------
Net Increase (Decrease)       3,521    $    45,332       (75,011)   $  (947,925)
================================================================================
CLASS L
Shares sold                  85,474    $ 1,114,852       159,064    $ 2,040,373
Shares issued
  on reinvestment            10,167        132,184        17,728        224,166
Shares reacquired           (34,256)      (447,880)      (81,419)    (1,021,398)
--------------------------------------------------------------------------------
Net Increase                 61,385    $   799,156        95,373    $ 1,243,141
================================================================================

PENNSYLVANIA PORTFOLIO
================================================================================
CLASS A
Shares sold                 271,393    $ 3,524,253       491,279    $ 6,217,082
Shares issued
  on reinvestment            32,637        421,116        81,015      1,009,519
Shares reacquired          (251,333)    (3,264,403)     (447,242)    (5,487,992)
--------------------------------------------------------------------------------
Net Increase                 52,697    $   680,966       125,052    $ 1,738,609
================================================================================
CLASS B
Shares sold                 330,876    $ 4,278,621       489,075    $ 6,110,121
Shares issued
  on reinvestment            29,636        380,715        56,185        699,260
Shares reacquired           (93,443)    (1,204,914)     (381,940)    (4,744,589)
--------------------------------------------------------------------------------
Net Increase                267,069    $ 3,454,422       163,320    $ 2,064,792
================================================================================
CLASS L
Shares sold                 125,235    $ 1,615,111       144,826    $ 1,812,137
Shares issued
  on reinvestment            11,954        153,421        21,628        269,246
Shares reacquired           (28,461)      (363,242)      (68,746)      (858,526)
--------------------------------------------------------------------------------
Net Increase                108,728    $ 1,405,290        97,708    $ 1,222,857
================================================================================

    SMITH BARNEY MUNI FUNDS   |   2001 Semi-Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                              CLASS A SHARES
                            ----------------------------------------------------------------
GEORGIA PORTFOLIO              2001(1)(2)  2001(2)   2000(2)    1999(2)   1998       1997
============================================================================================

Net Asset Value,
  Beginning of Period           $ 13.08    $ 12.40   $ 13.43    $ 13.43   $ 12.48  $  12.50
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)(4)      0.32       0.64      0.65       0.62      0.67      0.69
  Net realized and unrealized
    gain (loss)                    0.05       0.69     (1.06)      0.12      1.03      0.04
--------------------------------------------------------------------------------------------
Total Income (Loss)
    From Operations                0.37       1.33     (0.41)      0.74      1.70      0.73
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.32)     (0.65)    (0.62)     (0.62)    (0.67)    (0.67)
  In excess of net
     investment income               --         --        --      (0.03)       --        --
  Net realized gains                 --         --        --      (0.09)    (0.08)    (0.08)
--------------------------------------------------------------------------------------------
Total Distributions               (0.32)     (0.65)    (0.62)     (0.74)    (0.75)    (0.75)
--------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $ 13.13    $ 13.08   $ 12.40    $ 13.43   $ 13.43   $ 12.48
--------------------------------------------------------------------------------------------
Total Return                       2.90%++   11.02%    (2.97)%     5.61%    13.85%     5.95%
--------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)          $46,503    $45,594   $43,100    $34,680   $20,502   $14,495
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)(5)                   0.75%+     0.75%     0.68%      0.64%     0.50%     0.48%
  Net investment income(4)         4.95+      5.08      4.74       4.63      5.10      5.49
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate              17%        35%       98%        48%       36%       81%
============================================================================================

(1)  For the six months ended September 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998 and 1997. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                     Net Investment Income          Without Fee Waivers and/or
                      Per Share Decreases             Expense Reimbursements
                    -----------------------           -----------------------
                    1999     1998     1997             1999    1998     1997
                    -----    -----    -----            -----   -----    -----
    Class A         $0.01    $0.04    $0.04            0.74%   0.83%    0.90%

(4)  Without the adoption of the change in the accounting method discussed in
     Note 1, the ratio of net investment income to average net assets would have been 4.93%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.

(5) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

    SMITH BARNEY MUNI FUNDS   |   2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                              CLASS B SHARES
                            -----------------------------------------------------
GEORGIA PORTFOLIO           2001(1)(2)  2001(2)  2000(2)  1999(2) 1998    1997
=================================================================================
Net Asset Value,
  Beginning of Period         $13.07   $12.40   $13.42   $13.43  $ 12.47  $ 12.50
---------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)(4)   0.29     0.58     0.56     0.56     0.61     0.62
  Net realized and unrealized
    gain (loss)                 0.04     0.68    (1.03)    0.10     1.03     0.04
---------------------------------------------------------------------------------
Total Income (Loss)
    From Operations             0.33     1.26    (0.47)    0.66     1.64     0.66
---------------------------------------------------------------------------------
Less Distributions From:
  Net investment income        (0.29)   (0.59)   (0.55)   (0.55)   (0.60)   (0.61)
  In excess of net
    investment income             --       --       --    (0.03)      --       --
  Net realized gains              --       --       --    (0.09)   (0.08)   (0.08)
---------------------------------------------------------------------------------
Total Distributions            (0.29)   (0.59)   (0.55)   (0.67)   (0.68)   (0.69)
---------------------------------------------------------------------------------
Net Asset Value,
   End of Period              $13.11   $13.07   $12.40   $13.42  $ 13.43  $ 12.47
---------------------------------------------------------------------------------
Total Return                    2.58%++ 10.39%   (3.45)%   4.99%   13.39%    5.33%
---------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)       $11,240  $11,154  $11,503  $13,633  $10,712  $ 7,354
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)(5)                1.30%+   1.30%    1.30%    1.15%    1.02%    1.00%
  Net investment income(4)      4.41+    4.56     4.47     4.12     4.58     4.97
---------------------------------------------------------------------------------
Portfolio Turnover Rate           17%      35%      98%      48%      36%      81%
=================================================================================

(1)  For the six months ended September 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998 and 1997. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                     Net Investment Income          Without Fee Waivers and/or
                      Per Share Decreases             Expense Reimbursements
                    -----------------------           -----------------------
                    1999     1998     1997             1999    1998     1997
                    -----    -----    -----            -----   -----    -----
    Class B         $0.02    $0.04    $0.05            1.26%   1.35%    1.42%

(4)  Without the adoption of the change in the accounting method discussed in
     Note 1, the ratio of net investment income to average net assets would have been 4.38%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.

(5) As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

    SMITH BARNEY MUNI FUNDS   |   2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                              CLASS L SHARES
                            -------------------------------------------------------
GEORGIA PORTFOLIO          2001(1)(2)     2001(2)  2000(2)  1999(2) 1998    1997
===================================================================================
Net Asset Value,
  Beginning of Period          $13.05     $12.39   $13.41   $13.41  $12.46   $12.49
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)(5)    0.28       0.57     0.56     0.55    0.60     0.62
  Net realized and unrealized
    gain (loss)                  0.06       0.67    (1.04)    0.12    1.02     0.03
-----------------------------------------------------------------------------------
Total Income (Loss)
    From Operations              0.34       1.24    (0.48)    0.67    1.62     0.65
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.29)     (0.58)   (0.54)   (0.55)  (0.59)   (0.60)
  In excess of net
    investment income              --         --       --    (0.03)     --       --
  Net realized gains               --         --       --    (0.09)  (0.08)   (0.08)
-----------------------------------------------------------------------------------
Total Distributions             (0.29)     (0.58)   (0.54)   (0.67)  (0.67)   (0.68)
-----------------------------------------------------------------------------------
Net Asset Value,
    End of Period              $13.10     $13.05   $12.39   $13.41  $13.41   $12.46
-----------------------------------------------------------------------------------
Total Return                     2.64%++   10.26%   (3.51)%   5.01%  13.23%    5.28%
-----------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)         $8,291     $7,460   $5,893   $7,304  $4,641   $3,221
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)(6)                 1.35%+     1.35%    1.33%    1.20%   1.06%    1.04%
  Net investment income(5)       4.36+      4.48     4.44     4.07    4.54     4.93
-----------------------------------------------------------------------------------
Portfolio Turnover Rate            17%        35%      98%      48%     36%      81%
===================================================================================

(1)  For the six months ended September 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) On June 12, 1998, Class C shares were renamed Class L shares.

(4) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998 and 1997. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                     Net Investment Income          Without Fee Waivers and/or
                      Per Share Decreases             Expense Reimbursements
                    -----------------------           -----------------------
                    1999     1998     1997             1999    1998     1997
                    -----    -----    -----            -----   -----    -----
    Class L         $0.02    $0.04    $0.05            1.31%   1.39%    1.46%

(5)  Without the adoption of the change in the accounting method discussed in
     Note 1, the ratio of net investment income to average net assets would have been 4.33%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.

(6) As a result of voluntary expense limitations, expense ratios will not exceed 1.35%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

    SMITH BARNEY MUNI FUNDS   |   2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                     CLASS A SHARES
                            -----------------------------------------------------------------
PENNSYLVANIA PORTFOLIO          2001(1)(2)  2001(2)   2000(2)   1999(2)     1998       1997
=============================================================================================
Net Asset Value,
  Beginning of Period           $ 12.89    $ 12.18    $ 13.44    $ 13.54    $ 12.66   $ 12.62
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)(4)      0.35       0.69       0.67       0.66       0.73      0.71
  Net realized and unrealized
    gain (loss)                    0.19       0.71      (1.25)      0.08       0.95      0.04
---------------------------------------------------------------------------------------------
Total Income (Loss)
    From Operations                0.54       1.40      (0.58)      0.74       1.68      0.75
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.35)     (0.69)     (0.66)     (0.69)     (0.69)    (0.71)
  Net realized gains                 --         --      (0.02)     (0.15)     (0.11)       --
---------------------------------------------------------------------------------------------
Total Distributions               (0.35)     (0.69)     (0.68)     (0.84)     (0.80)    (0.71)
---------------------------------------------------------------------------------------------
Net Asset Value,
    End of Period               $ 13.08    $ 12.89    $ 12.18    $ 13.44    $ 13.54   $ 12.66
---------------------------------------------------------------------------------------------
Total Return                       4.24%++   11.84%     (4.31)%     5.61%     13.52%      6.11%
---------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)          $32,366    $31,203    $27,978    $31,718    $15,955   $15,152
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)(5)                   0.53%+     0.54%      0.63%      0.50%      0.37%     0.37%
  Net investment income(4)         5.31+      5.55       5.29       4.94       5.46      5.66
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate              21%        34%        54%        49%        81%      122%
=============================================================================================

(1)  For the six months ended September 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) The Manager has waived all or part of its fees for the six months ended September 30, 2001, and the years ended March 31, 2001, 2000, 1999, 1998 and 1997. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                        Expense Ratios
                 Net Investment Income            Without Fee Waivers and/or
                  Per Share Decreases               Expense Reimbursements
         ------------------------------------  -------------------------------------
         2001(1) 2001  2000  1999  1998  1997  2001(1)  2001  2000  1999  1998  1997
         ------ ----- ----- ----- ----- -----  ------  ----- ----- ----- ----- -----
Class A  $0.01  $0.02 $0.01 $0.03 $0.05 $0.06   0.73%+  0.74% 0.75% 0.75% 0.79% 0.82%

(4)  Without the adoption of the change in the accounting method discussed in
     Note 1, the ratio of net investment income to average net assets would have been 5.29%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.

(5) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                              CLASS B SHARES
                            ---------------------------------------------------
PENNSYLVANIA PORTFOLIO       2001(1)(2)  2001(2)  2000(2)  1999(2) 1998    1997
================================================================================
Net Asset Value,
  Beginning of Period         $12.86   $12.17   $13.42   $13.52  $12.64  $12.61
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)(4)   0.31     0.62     0.60     0.60    0.65    0.65
  Net realized and unrealized
    gain (loss)                 0.20     0.70    (1.24)    0.07    0.96    0.03
--------------------------------------------------------------------------------
Total Income (Loss)
    From Operations             0.51     1.32    (0.64)   0.67     1.61    0.68
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income        (0.32)   (0.63)   (0.59)   (0.62)  (0.62)  (0.65)
  Net realized gains              --       --    (0.02)   (0.15)  (0.11)     --
--------------------------------------------------------------------------------
Total Distributions            (0.32)   (0.63)   (0.61)   (0.77)  (0.73)  (0.65)
--------------------------------------------------------------------------------
Net Asset Value,
    End of Period             $13.05   $12.86   $12.17   $13.42  $13.52  $12.64
--------------------------------------------------------------------------------
Total Return                   4.01%++ 11.15%   (4.78)%   5.07%  12.97%    5.56%
--------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)       $33,825  $29,894  $26,296  $25,234 $19,268  $15,559
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)(5)               1.06%+   1.08%    1.15%    1.01%   0.89%    0.88%
  Net investment income(4)     4.78+    5.01     4.79     4.45    4.94     5.15
--------------------------------------------------------------------------------
Portfolio Turnover Rate          21%      34%      54%      49%     81%     122%
================================================================================

(1)  For the six months ended September 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) The Manager has waived all or part of its fees for the six months ended September 30, 2001, and the years ended March 31, 2001, 2000, 1999, 1998 and 1997. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                       Expense Ratios
                 Net Investment Income            Without Fee Waivers and/or
                  Per Share Decreases               Expense Reimbursements
        ------------------------------------  ------------------------------------
        2001(1) 2001  2000  1999  1998  1997  2001(1) 2001 2000  1999  1998  1997
        ------ ----- ----- ----- ----- -----  ------  ---- ----- ----- ----- -----
Class B $0.01  $0.02 $0.01 $0.03 $0.05 $0.06   1.26%+ 1.28% 1.26% 1.26% 1.31% 1.33%

(4)  Without the adoption of the change in the accounting method discussed in
     Note 1, the ratio of net investment income to average net assets would have been 4.76%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.

(5) As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                    CLASS L SHARES
                            ------------------------------------------------------------
PENNSYLVANIA PORTFOLIO        2001(1)(2)   2001(2)    2000(2)  1999(2)  1998      1997
========================================================================================
Net Asset Value,
  Beginning of Period          $ 12.85    $ 12.16    $13.41   $ 13.51  $ 12.64   $12.61
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)(5)     0.30       0.61      0.59      0.60     0.64     0.64
  Net realized and unrealized
    gain (loss)                   0.20       0.70     (1.24)     0.06     0.96     0.04
----------------------------------------------------------------------------------------
Total Income (Loss)
    From Operations               0.50       1.31     (0.65)     0.66     1.60     0.68
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income          (0.31)     (0.62)    (0.58)    (0.61)   (0.62)   (0.65)
  Net realized gains                --         --     (0.02)    (0.15)   (0.11)      --
----------------------------------------------------------------------------------------
Total Distributions              (0.31)     (0.62)    (0.60)    (0.76)   (0.73)   (0.65)
----------------------------------------------------------------------------------------
Net Asset Value,
    End of Period              $ 13.04    $ 12.85    $12.16   $ 13.41  $ 13.51   $12.64
----------------------------------------------------------------------------------------
Total Return                      3.98%++   11.08%    (4.83)%    5.02%   12.84%    5.51%
----------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)         $11,953    $10,381    $8,635   $10,490  $ 7,729   $5,731
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)(6)                  1.12%+     1.16%     1.20%     1.07%    0.94%    0.94%
  Net investment income(5)         4.72+     4.94      4.70      4.40     4.89     5.09
----------------------------------------------------------------------------------------
Portfolio Turnover Rate              21%       34%       54%       49%      81%     122%
========================================================================================

(1)  For the six months ended September 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  On June 12, 1998, Class C shares were renamed Class L shares.

(4) The Manager has waived all or part of its fees for the six months ended September 30, 2001, and the years ended March 31, 2001, 2000, 1999, 1998 and 1997. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                       Expense Ratios
                Net Investment Income            Without Fee Waivers and/or
                 Per Share Decreases               Expense Reimbursements
       ------------------------------------ -------------------------------------
       2001(1) 2001  2000  1999  1998  1997  2001(1)  2001 2000  1999  1998   1997
       ------ ----- ----- ----- ----- ----- -------  ----  ----- ----- ----- -----
Class L $0.01 $0.02 $0.01 $0.03 $0.05 $0.06 1.32%+ 1.36% 1.32% 1.32% 1.36% 1.39%

(5)  Without the adoption of the change in the accounting method discussed in
     Note 1, the ratio of net investment income to average net assets would have been 4.70%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.

(6) As a result of voluntary expense limitations, expense ratios will not exceed 1.35%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

        SMITH BARNEY MUNI FUNDS | 2001 Semi-Annual Report to Shareholders

SMITH BARNEY
MUNI FUNDS

TRUSTEES
   Lee Abraham
   Allan J. Bloostein
   Jane F. Dasher
   Donald R. Foley
   Richard E. Hanson, Jr.
   Paul Hardin
   Heath B. McLendon,
     Chairman
   Roderick C. Rasmussen
   John P. Toolan
   Joseph H. Fleiss, Emeritus

OFFICERS
   Heath B. McLendon
   President and
   Chief Executive Officer

   Lewis E. Daidone
   Senior Vice President
   and Treasurer

   Peter M. Coffey
   Vice President

   Anthony Pace
   Controller

   Christina T. Sydor
   Secretary

INVESTMENT MANAGER
   Smith Barney Fund
      Management LLC

DISTRIBUTOR
   Salomon Smith Barney Inc.

CUSTODIAN
   PFPC Trust Company

TRANSFER AGENT
   Citi Fiduciary Trust Company
   125 Broad Street, 11th Floor
   New York, New York 10004

SUB-TRANSFER AGENT
   PFPC Global Fund Services
   P.O. Box 9699
   Providence, Rhode Island
   02940-9699

SMITH BARNEY MUNI FUNDS



This report is submitted for the general information of shareholders of Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after December 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

WWW.SMITHBARNEY.COM/MUTUALFUNDS

LOGO:Salomon Smith Barney
     A member of citigroup

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

SMITH BARNEY
MUNI FUNDS

CALIFORNIA MONEY
MARKET PORTFOLIO


SEMI-ANNUAL REPORT   |   SEPTEMBER 30, 2001





[SMITH BARNEY MUTUAL FUNDS LOGO]
Smith Barney Mutual Funds

Your Serious Money. Professionally Managed.(SM)



---------------------------------------------------------
NOT FDIC INSURED - NOT BANK GUARANTEED - MAY LOSE VALUE
---------------------------------------------------------

DEAR SHAREHOLDER:

[PHOTO OF HEATH B. McLENDON]        [PHOTO OF JOSEPH P. DEANE]
HEATH B. McLENDON                   JOSEPH P. DEANE
CHAIRMAN                            VICE PRESIDENT

We are pleased to provide the semi-annual report for Smith Barney Muni Funds -- California Money Market Portfolio ("Portfolio") for the period ended September 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performances can be found in the appropriate sections that follow. We hope you find this report useful and informative.

SPECIAL SHAREHOLDER NOTICE

[PHOTO OF JOSEPH BENEVENTO]
JOSEPH BENEVENTO
VICE PRESIDENT

As you may know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed during the September 11th terrorist attack. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan and have been in full operation since the markets reopened. We can assure you that this event did not affect the management of your investments at all; as always, they have been well protected and managed under the watchful eye of our investment professionals.

PERFORMANCE UPDATE

As of September 30, 2001, the Portfolio's seven-day current yield was 1.73%. The Portfolio's seven-day effective yield(1), which reflects compounding, was 1.75%.

INVESTMENT STRATEGY

The Smith Barney Muni Funds -- California Money Market Portfolio seeks to provide investors with tax-exempt income(2) from both federal income taxes and California personal taxes by seeking to invest in a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

--------------
(1) THE SEVEN-DAY EFFECTIVE YIELD IS CALCULATED SIMILARLY TO THE SEVEN-DAY YIELD BUT, WHEN ANNUALIZED, THE INCOME EARNED BY AN INVESTMENT IN THE PORTFOLIO OR THE CLASS IS ASSUMED TO BE REINVESTED. THE EFFECTIVE YIELD WILL BE SLIGHTLY HIGHER THAN THE YIELD BECAUSE OF THE COMPOUNDING EFFECT OF THE ASSUMED REINVESTMENT.

(2) PLEASE NOTE A PORTION OF THE INCOME FROM THE PORTFOLIO MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX ("AMT").

   1     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

The Portfolio managers Joseph Deane and Joseph Benevento use a system of fundamental credit analysis to identify what they deem to be undervalued sectors and individual securities. They only select securities of issuers that they believe present minimal credit risk.

Please note that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

MARKET AND FUND REVIEW

Faced with economic deceleration, the U.S. Federal Reserve Board ("Fed") began 2001 with an aggressive campaign of easing interest rates. Until recently, it appeared that the Fed was near the end of its rate cuts. The tragic events of September 11, 2001, however, changed monetary policy significantly. Since that day, the Federal Open Market Committee ("FOMC")(3) lowered short-term rates three times in 50 basis point(4) increments. It lowered the rates once with an intra-meeting move on September 17th before the equity market reopened, once at the FOMC meeting on October 2nd and, most recently, on November 6th. Please note that the October 2nd and November 6th rate reductions both occurred after the reporting period ended. The federal funds rate(5) now stands at 2.0%, its lowest level in four decades.

Since the beginning of 2001, the Fed has cut its benchmark rate 450 basis points (4.50%) in the hopes of stimulating the economy. Economic growth, which has been moderating all year, will now have to absorb the slowdown created by the recent terrorist attacks. In addition to its accommodative stance on interest rates, Congress is working to craft a second package of tax cuts to help stimulate growth.

Amid weakness in the U.S. economy and the softening of the information technology sector, particularly on the West Coast, California has experienced a marked slowdown in growth. In our opinion, given the events of September 11th and the overall uncertainty of the national economy, we expect general fund revenues to

--------------
(3) THE FOMC IS A POLICY-MAKING BODY OF THE FEDERAL RESERVE SYSTEM RESPONSIBLE FOR THE FORMULATION OF A POLICY DESIGNED TO PROMOTE ECONOMIC GROWTH, FULL EMPLOYMENT, STABLE PRICES, AND A SUSTAINABLE PATTERN OF INTERNATIONAL TRADE AND PAYMENTS.

(4) A BASIS POINT IS 0.01%, OR ONE ONE-HUNDREDTH OF A PERCENT.

(5) THE FEDERAL FUNDS RATE ("FED FUNDS RATE") IS THE INTEREST RATE THAT BANKS WITH EXCESS RESERVES AT A FEDERAL RESERVE DISTRICT BANK CHARGE.

   2     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders
fall below budget projections. Nevertheless, we believe that California's economic base is well diversified and should therefore provide the state and its beleaguered economy some support as it weathers difficult economic times.

In our opinion, this diversification should position the state for a more balanced rebound when the economy begins to recover. Currently, Moody's has placed the state's general obligation bond rating under review for a possible downgrade. We believe that this rating action was prompted by the state's economically sensitive general fund revenue, as well as delays in the issuance of power revenue bonds relating to the unfolding energy crisis.

CALIFORNIA ECONOMIC HIGHLIGHTS

As of the onset of 2001, California has been faced with an electric power crisis. The state's investor-owned utilities have encountered difficulty as wholesale electric power costs increased significantly in response to natural gas prices soaring to $10.00 per million British Thermal Units ("BTUs") last December. In our opinion, rising expenses could not be recouped because California authorities froze electricity rates making it impossible for the utilities to pass along some of their higher costs to their customers. The result of the shortfall between revenues and costs quickly eroded the creditworthiness of the state's two largest investor-owned utilities.

In an effort to prevent widespread disruption of electric power, California enacted the "Power Supply Act." Under this legislation, the Department of Water Resources would be directed to enter into contracts to purchase and sell electric power as necessary. California's projected cost of buying power from January 2001 through December 2002 has fallen from $21.5 billion to $17.2 billion.

We believe this 20% drop can be attributed to lower gas prices (which have fallen below $2.00 per BTU from as high as $10.00 per BTU at the end of last year) and conservation. However, given the economic uncertainty, in our opinion, it is crucial for the state to recover power-buying costs through the issuance of power bonds.

Currently, there are legal challenges relating to a rate agreement between the Department of Water Resources and the California Public Utility Commission. We expect that these challenges will be resolved before the June 30, 2002 fiscal year-end. Absent the proceeds of a power bond sale, we believe California will need to find alternative liquidity sources for the fiscal 2002-2003 budget, which could further erode the state's credit rating.

   3     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

MARKET OUTLOOK

Going forward, we will remain vigilant with respect to seeking credit quality securities and maintaining a diversified portfolio for the Smith Barney California Money Market Portfolio. We plan to accomplish this by focusing on a high-quality, liquid mix of variable rate and fixed rate issues. In the coming months, we anticipate maintaining an average maturity target of 40 to 45 days. We believe this shorter average maturity should allow us to manage the unfolding impact of the economic slowdown and power-related issues associated with the state and local credit ratings.

Thank you for investing in the Smith Barney Muni Funds -- California Money Market Portfolio.

Sincerely,


/s/ Heath B. McLendon             /s/ Joseph P. Deane
----------------------------      ------------------------------
Heath B. McLendon                 Joseph P. Deane
Chairman                          Vice President
                                  California Money Market Fund

/s/ Joseph Benevento
-----------------------------
Joseph Benevento
Vice President
California Money Market Fund

NOVEMBER 6, 2001

--------------
THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND. PLEASE REFER TO PAGES 5 THROUGH 13 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF SEPTEMBER 30, 2001 AND IS SUBJECT TO CHANGE.

   4     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders


----------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)                                                           SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------------

 FACE
AMOUNT        RATING(a)                    SECURITY                                                  VALUE
$  6,180,000  A-1+        ABAG Finance Luile Packard Childrens Hospital Series 93
                            AMBAC-Insured 2.25% VRDO                                              $    6,180,000
                          ABN-AMRO Munitops Certificates PART:
   3,500,000  VMIG 1*       Contra Costa Water Revenue FGIC-Insured
                              2.85% due 5/22/02                                                        3,500,000
  17,000,000  VMIG 1*       Los Angeles Waste Water MUNITOP FGIC-Insured
                              2.30% due 7/5/06                                                        17,000,000
  19,675,000  VMIG 1*       Port of Oakland FGIC-Insured 2000-5
                              4.00% due 10/17/01 AMT                                                  19,675,000
   6,500,000  VMIG 1*       Sacramento Airport FGIC-Insured 2.30% VRDO                                 6,500,000
  14,500,000  VMIG 1*       San Diego Water Project FGIC-Insured 2.30% VRDO                           14,500,000
  41,340,000  VMIG 1*       San Francisco Airport MUNITOP FGIC-Insured
                              4.10% due 5/14/01 AMT                                                   41,340,000
  28,965,000  VMIG 1*       Series 2000-1 Munitops Certificate MBIA-Insured
                              2.15% VRDO                                                              28,965,000
  19,500,000  A-1+          Societe Generale California Muni Pool Trust
                              2.28% VRDO                                                              19,500,000
   4,380,000  A-1+        Alameda Contra Costa Schools Financing Authority Project
                            Series D 2.25% VRDO                                                        4,380,000
   1,200,000  SP-1+       Alameda County IDR Design Workshop 2.35% VRDO AMT                            1,200,000
   5,300,000  A-1         Anaheim UHSD FSA-Insured 2.35% VRDO                                          5,300,000
                          Anaheim Housing Authority - MFH Revenue Bonds Var-Sea
                            Wind Apartments Series C:
   6,180,000  A-1+            2.10% VRDO AMT                                                           6,180,000
   6,300,000  A-1+            2.30% VRDO AMT                                                           6,300,000
   6,900,000  A-1         Auburn USD COP Capital Improvement Financing
                            Project 2.20% VRDO                                                         6,900,000
   4,450,000  VMIG 1*     Barstow MFH Rimrock Village 2.27% VRDO AMT                                   4,450,000
                          California Alternative Energy Rock Creek Project:
  25,000,000  A-1+          Bay Area Toll Bridge Authority AMBAC-Insured
                              2.15% VRDO                                                              25,000,000
   4,500,000  VMIG 1*       Series 86 2.55% VRDO AMT                                                   4,500,000
  28,500,000  SP-1+       California Central Valley Schools Financing Authority
                            Tax and Revenue Anticipation Bonds
                              4.40% due 11/29/01                                                      28,524,370
                          California Cities Home Ownership:
  22,000,000  A-1+          Series A 2.30% VRDO                                                       22,000,000
   5,650,000  A-1+          Series B 2.30% VRDO                                                        5,650,000
                          California EFA Revenue Bonds:
   8,150,000  NR+           St. Marys College Series B 2.20% VRDO                                      8,150,000
   2,500,000  A-1+          Stanford University Series L4 2.15% VRDO                                   2,500,000
   7,965,000  A-1+          Stanford University Series L6 2.15% VRDO                                   7,965,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


   5     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders



-----------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                                SEPTEMBER 30, 2001
-----------------------------------------------------------------------------------------------------------------


 FACE
AMOUNT        RATING(a)                    SECURITY                                                  VALUE

                          California Health Facility Authority:
$  5,600,000  A-1+          Catholic Healthcare Series B MBIA-Insured 2.30% VRDO                  $    5,600,000
   6,365,000  A-1+          Cedars Sinai PART 2.28% VRDO                                               6,365,000
  29,120,000  A-1+          Presbyterian Homes MBIA-Insured 2.20% VRDO                                29,120,000
  10,000,000  A-1           Scripps Health Care Series A 2.00% VRDO                                   10,000,000
   5,600,000  A-1+          Sutter Health Series B AMBAC-Insured                                       5,600,000
                              2.50% VRDO
                          California HFA Revenue Home Mortgage Revenue:
  20,000,000  A-1+          2.25% VRDO                                                                20,000,000
   4,885,000  A-1+          2.60% VRDO                                                                 4,885,000
  10,000,000  SP-1+         2.67% due 8/1/02                                                          10,000,000
  10,900,000  A-1+          FSA-Insured 2.60% VRDO                                                    10,900,000
   4,135,000  A-1+          FSA-Insured 2.50% VRDO                                                     4,135,000
  20,100,000  A-1+          Series C FSA-Insured 2.25% VRDO AMT                                       20,100,000
  20,000,000  A-1+          Series J FSA-Insured 2.08% VRDO AMT                                       20,000,000
   1,380,000  A-1+          Series M MBIA-Insured 2.15% VRDO AMT                                       1,380,000
   2,900,000  SP-1+         Series W 3.90% due 10/1/01 AMT                                             2,900,000
                          California Infrastructure Economic Development Bank:
  11,100,000  A-1+          ISO Series A MBIA-Insured 2.75% VRDO                                      11,100,000
  37,000,000  A-1+          ISO Series C MBIA-Insured 2.90% VRDO                                      37,000,000
   1,400,000  NR+           Roller Bearing of America 2.00% VRDO                                       1,400,000
                          California Pollution Control Finance Authority:
   8,600,000  VMIG 1*       Acro Environmental Improvement Bonds
                              2.35% VRDO AMT                                                           8,600,000
   4,845,000  NR+           Alameda County Industrial Project Series A 2.25% VRDO                      4,845,000
   5,120,000  NR+           Athens Disposal Inc. Series A 2.25% VRDO                                   5,120,000
   5,780,000  NR+           Athens Services Project 2.25% due 5/1/21 AMT                               5,780,000
   4,535,000  NR+           Bay Leasing Series A 2.25% VRDO                                            4,535,000
   1,890,000  NR+           BLT Enterprises Series 99A 2.25% VRDO AMT                                  1,890,000
   3,000,000  NR+           Blue Line Transfer 2.25% due 8/1/21 AMT                                    3,000,000
   4,835,000  NR+           Blue Line Transfer 2.25% VRDO AMT                                          4,835,000
  10,000,000  A-1+          Browning Ferris Industries 2.30% VRDO AMT                                 10,000,000
   1,630,000  NR+           California County Sanitary Series 99A 2.25% VRDO AMT                       1,630,000
   3,175,000  NR+           CR & R Incorporated Project Series A 2.30% VRDO                            3,175,000
  16,700,000  NR+           Edco Disposal Corporation Project 2.25% VRDO AMT                          16,700,000
   3,100,000  NR+           Garaventa Enterprises Incorporated 2.25% VRDO AMT                          3,100,000
   5,500,000  P-1*          Homestake Mining Series 84A MBIA-Insured 2.20% VRDO                        5,500,000
                            Metro Recycling Corporation Project:
   3,400,000  NR+             Series A 2.30% VRDO AMT                                                  3,400,000
   2,850,000  NR+             Series B 2.30% VRDO                                                      2,850,000
   3,110,000  A-1+          Perdomo-BLT Enterprises Project A 2.25% VRDO AMT                           3,110,000
   6,250,000  A-1+          Republic Services Inc. Project Series A 2.25% VRDO AMT                     6,250,000
   4,235,000  A-1+          Santa Clara Valley Disposal Company Series A
                              2.00% VRDO AMT                                                           4,235,000
   7,400,000  A-1+          Shell Oil 2.50% VRDO AMT                                                   7,400,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

   6     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders


----------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                               SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------------

 FACE
AMOUNT        RATING(a)                    SECURITY                                                  VALUE

$ 10,500,000  A-1+          Shell Oil Martinez Refining Project A 2.50% VRDO AMT                  $   10,500,000
  18,200,000  A-1+          Shell Oil Martinez Refining Project A 2.50% VRDO AMT                      18,200,000
   8,675,000  P-1*          Sierra Pacific Project 2.35% VRDO AMT                                      8,675,000
   5,000,000  A-1+          Solid Waste Disposal Management 2.30% VRDO AMT                             5,000,000
   1,120,000  NR+           Sonoma Compost Company Project Series A
                              2.25% VRDO AMT                                                           1,120,000
   6,395,000  A-1+          Southdown Series 83A 2.35% VRDO                                            6,395,000
   6,700,000  A-1+          Southdown Series 83B 2.35% VRDO                                            6,700,000
   5,460,000  NR+           Specialty Solid Waste Project Series A 2.80% VRDO AMT                      5,460,000
   3,160,000  VMIG 1*       Taormina Industries Inc. 2.10% VRDO AMT                                    3,160,000
   3,300,000  NR+           Willits Project Series A 2.25% VRDO AMT                                    3,300,000
   4,510,000  A-1           Windham Energy Series A 2.25% VRDO AMT                                     4,510,000
   8,245,000  A-1           Windham Energy Series B 2.25% VRDO AMT                                     8,245,000
   8,750,000  A-1+        California Rancho Water District Finance Authority PART
                            FGIC-Insured 2.13% VRDO                                                    8,750,000
 120,000,000 SP-1+        California School Cash Reserve Program Authority
                            Pool Series A FSA-Insured 4.00% due 7/3/02                               121,223,882
   1,980,000  A-1+        California School Financing Corp. Project Series C
                            2.30% VRDO                                                                 1,980,000
                          California State Economic Development:
   1,850,000  A-1+          Coast Grain Series C 2.30% VRDO AMT                                        1,850,000
   1,650,000  A-1+          Lion Raisings 2.25% VRDO AMT                                               1,650,000
   4,000,000  NR+           River Ranch Foods Series 98 2.25% VRDO AMT                                 4,000,000
                            California State GO PART:
   1,970,000  A-1+          AMBAC-Insured 2.60% VRDO                                                   1,970,000
   8,100,000  A-1+          FGIC-Insured 2.60% VRDO                                                    8,100,000
   3,700,000  A-1+          FSA-Insured 2.35% VRDO                                                     3,700,000
   9,055,000  A-1+          XLCA-Insured 2.60% VRDO                                                    9,055,000
                            California State GO TECP:
   7,500,000  A-1           2.40% due 11/9/01                                                          7,500,000
   6,800,000  A-1           2.05% due 12/17/01                                                         6,800,000
   3,050,000  VMIG 1*     California State Public Works PART AMBAC-Insured
                            2.23% VRDO                                                                 3,050,000
                          California State RANs:
  90,000,000  SP-1+         3.25% due 6/28/02                                                         90,666,900
  10,000,000  SP-1+         Series B 2.43% due 6/28/02                                                10,000,000
  10,000,000  SP-1+         Series C 2.064% due 6/28/02                                               10,000,000
 100,000,000  VMIG 1*     California State Water Resources Department PART 2.35%                     100,000,000
                          California Statewide Development Authority:
   3,100,000  A-1+          A&B Die Casting Corporation Series A 2.30% VRDO AMT                        3,100,000
  17,000,000  A-1+          Canyon Creek Apartments 2.10% VRDO AMT                                    17,000,000
   1,930,000  VMIG 1*       Continuing Care Project 2.50% VRDO                                         1,930,000
   7,200,000  A-1+          Convenant Retirement Community Inc. 2.50% VRDO                             7,200,000
  32,038,000  VMIG 1*       IAC Project Series W-2 2.25% VRDO AMT                                     32,038,000
   5,000,000  VMIG 1*       Merlot Series E PART FSA-Insured 2.24% VRDO                                5,000,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

   7     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders


--------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                       SEPTEMBER 30, 2001
--------------------------------------------------------------------------------------------------------

 FACE
AMOUNT        RATING(a)                    SECURITY                                          VALUE

$  7,250,000  A-1+          MFH More Than Shelter Series A 2.20% VRDO                     $    7,250,000
  18,790,000  A-1+          MFH PART 2.43% VRDO AMT                                           18,790,000
   2,100,000  A-1+          Nicholas Pistachio Series C 2.30% VRDO AMT                         2,100,000
   1,755,000  VMIG 1*       Nonprofit's Insurance Alliance Series A 2.20% VRDO                 1,755,000
   2,000,000  A-1+          Oakmont of Danville-Sunrise Series A 2.25% VRDO AMT                2,000,000
  32,590,000  A-1+        California Transit Finance Authority Series 97
                            FSA-Insured 2.15% VRDO                                            32,590,000
   8,200,000  A-1+        Camarillo California MFH Revenue Series A
                            2.25% VRDO AMT                                                     8,200,000
   5,286,000  VMIG 1*     Clipper Tax Exempt Trust Certificates PART
                            2.13% VRDO AMT                                                     5,286,000
                        Contra Costa County MFH Revenue:

  12,100,000  A-1+          Delta Square Apartments 2.20% VRDO                                12,100,000
  19,400,000  A-1+          Series A 2.30% VRDO AMT                                           19,400,000
   6,955,000  A-1+        Corona MFH (Country Hills Project) 2.25% VRDO                        6,955,000
  16,000,000  A-1+        Daly City California HSG Finance Agency MFH Revenue
                            2.20% due 10/15/29                                                16,000,000
   4,900,000  A-1+        East Bay Municipal Utility District Waste Water Series
                            TECP 2.60% due 11/15/01                                            4,900,000
   3,600,000  VMIG 1*     Escondido COP Escondid Promenade Series 86
                            2.25% VRDO AMT                                                     3,600,000
   3,900,000  A-1         Fremont COP Family Resource Center Heron Pointe
                            Apartments Project A 2.25% VRDO                                    3,900,000
   5,745,000  A-1+        Fresno California MFH Revenue 2.20% due 8/1/29                       5,745,000
  35,115,000  A-1+        Fresno California Trinity Health Series C 2.25% VRDO                35,115,000
   2,800,000  A-1+        Golden Empire School Financing Authority Kern
                            High School District Project 2.20% VRDO                            2,800,000
   5,550,000  VMIG 1*     Irvine Public Facilities Capital Improvement

                            Series 85 3.40% VRDO                                               5,550,000
   5,900,000  A-1 +       Irvine Ranch Water Districts Series A 2.55% VRDO                     5,900,000
   3,700,000  A-1+        Kings County California Housing Authority 2.23% VRDO                 3,700,000
   3,650,000  A-1+        Lancaster MFA (Willows Project) Series A 2.15% VRDO AMT              3,650,000
   2,500,000  A-1+        Livermore California MFH 2.20% VRDO                                  2,500,000
   5,400,000  A-1+        Livermore California MFH Meadows Apartment
                            Series A 2.25% VRDO AMT                                            5,400,000
   2,400,000  A-1+        Los Angeles Capital Asset Lease Corp TECP
                            2.00% due 12/10/01                                                 2,400,000
  50,000,000  VMIG 1*     Los Angeles California City Transportation

                            3.50% due 6/28/02                                                 50,342,402
   9,300,000  A-1+        Los Angeles California Community Redevelopment Agency
                            Grand Promenade Project 2.20% VRDO                                 9,300,000
   5,450,000  A-1+        Los Angeles California Sanitation District Series 93A
                            2.65% VRDO                                                         5,450,000
  42,000,000  SP-1+       Los Angeles California Transportation Revenue

                            3.75% due 6/28/02                                                 42,344,807


                       SEE NOTES TO FINANCIAL STATEMENTS.

   8     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders


----------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                         SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------

 FACE

AMOUNT        RATING(a)                    SECURITY                                                 VALUE

$  9,635,000  A-1+        Los Angeles California USD PART MBIA-Insured
                            2.35% due 11/15/01                                             $    9,635,000
  50,000,000  SP-1+       Los Angeles California USD Transportation Series B
                            5.25% due 10/3/01                                                  50,006,524
                          Los Angeles California Waste Water System TECP:
  21,500,000  A-1+          2.75% due 12/12/01                                                 21,500,000
   6,150,000  A-1+          2.35% due 12/14/01                                                  6,150,000
  13,500,000  A-1+          2.55% due 12/14/01                                                 13,500,000
   5,000,000  A-1+        Los Angeles County California MFH Malibu Meadows
                            Project 2.20% VRDO                                                  5,000,000
   1,800,000  A-1+        Los Angeles County Industrial Development Authority
                            Tulip Corporation Project Series A 2.15% VRDO AMT                   1,800,000
   9,995,000  VMIG 1*     Los Angeles County Metro Transportation Authority
                            Series 351 AMBAC-Insured 2.23% VRDO PART                            9,995,000
  13,400,000  VMIG 1*     Los Angeles County MFH Channel Gateway Apartments
                            Series B 2.25% VRDO AMT                                            13,400,000
   2,400,000  A-1+        Los Angeles County MFH Fountain Park 2.30% VRDO AMT                   2,400,000
   6,392,473  VMIG 1*     Los Angeles County MFH Studio Colony Series C 2.27% VRDO              6,392,473
                          Los Angeles Department of Water & Power:
  35,000,000  A-1+          2.30% VRDO                                                         35,000,000
   7,500,000  A-1+          Putter Series 143 PART MBIA-Insured 2.28% VRDO                      7,500,000
  10,500,000  A-1+          Series B-4 2.20% due 7/1/35                                        10,500,000
  15,000,000  A-1+          TECP 2.55% due 11/6/01                                             15,000,000
  10,000,000  A-1+          TECP 2.55% due 2/19/02                                             10,000,000
  12,000,000  A-1+        Los Angeles MTA 2nd Subway Sales Tax Series A
                            TECP 2.00% due 10/9/01                                             12,000,000
   9,997,500  VMIG 1*     Los Angeles Waste Water Series 318 PART FGIC-Insured
                            2.28% VRDO                                                          9,997,500
                          Metropolitan Water District Southern California
                               Waterworks Revenue:

  49,000,000  A-1+          Series B1 2.20% VRDO                                               49,000,000
  49,000,000  A-1+          Series B2 2.20% VRDO                                               49,000,000
   3,175,000  A-1+        Modesto MFH Live Oaks Apartments Project
                            2.25% VRDO AMT                                                      3,175,000
   2,750,000  SP-1+       Mount Diablo California Unified School District
                            4.50% due 10/30/01                                                  2,751,582
   6,500,000  A-1+        Mountain View California MFH Mariposa Village
                            Series A FGIC-Insured 2.25% VRDO
                          Municipal Securities Trust Reciepts PART:
   3,970,000  A-1           San Francisco Airport FGIC-Insured
                              2.60% due 5/14/02 AMT                                             3,970,000
   9,865,000  A-1           San Francisco California Civic Center AMBAC-Insured
                              2.40% due 5/10/07                                                 9,865,000
  12,085,000  A-1           Series 1999-73 Class A AMBAC-Insured 2.30% VRDO                    12,085,000



                       SEE NOTES TO FINANCIAL STATEMENTS.


   9     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

----------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                               SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------------

 FACE
AMOUNT        RATING(a)                    SECURITY                                                  VALUE
$ 14,995,000  A-1           Series 2000-103 Certificate Class A 2.20% VRDO                        $   14,995,000
   8,000,000  A-1           Series 2000-91 Class A MBIA-Insured 2.60% VRDO                             8,000,000
  24,495,000  A-1           Series 2000-96 Class A FGIC-Insured 3.86% VRDO                            24,495,000
   4,595,000  A-1           Series 2001-135 FGIC-Insured Trust Certificate Class A
                              2.60% VRDO                                                               4,595,000
  12,495,000  A-1           Series 9000 Class A FSA-Insured 2.30% VRDO                                12,495,000
   9,285,000  A-1           Series 9004 Class A FGIC-Insured 2.40% VRDO                                9,285,000
  49,800,000  A-1+        Oakland Alameda County (Coliseum Project) Series C-2
                            2.20% VRDO                                                                49,800,000
  16,480,000  A-1+        Oakland COP (Capital equipment Project) 2.20% VRDO                          16,480,000
  19,000,000  A-1+        Oakland Joint Power Finance Authority Lease Bonds
                            Series 98A FSA-Insured 1 2.20% VRDO                                       19,000,000
   3,000,000  VMIG 1*     Oakland Merlot Series M PART AMBAC-Insured
                            2.24% VRDO                                                                 3,000,000
  11,240,000  NR+         Oceanside California MFH Lakeridge Apartments Project
                            2.05% VRDO                                                                11,240,000
   1,900,000  P-1*        Ontario California Industrial Development Authority
                            L.D. Brinkman & Company 2.65% VRDO                                         1,900,000
                          Orange County Apartment Housing Development:
   5,275,000  VMIG 1*       Alicia Apartments Series A 2.15% VRDO AMT                                  5,275,000
   3,030,000  VMIG 1*       Aliso-Creek Project B 2.20% VRDO                                           3,030,000
  13,000,000  VMIG 1*       Capistrano Pointe Apartments A 2.25% VRDO                                 13,000,000
  11,300,000  VMIG 1*       Foothill Oaks 2.25% VRDO AMT                                              11,300,000
   9,000,000  A-1+          Park Ridge Villas 2.20% VRDO                                               9,000,000
   4,200,000  VMIG 1*       Pointe Niguel Apartment Project C 2.20% VRDO                               4,200,000
  12,300,000  A-1+          Wlco Apartment G2 2.20% VRDO                                              12,300,000
                          Orange County Housing Authority:
  10,000,000  A-1+          Oasis Martinique Project 2.20% VRDO                                       10,000,000
   2,000,000  A-1+          Lantern Pines 2.00% VRDO                                                   2,000,000
   4,500,000  A-1+        Orange County California Sanitation Districts
                            Series A 2.50% VRDO                                                        4,500,000
  12,470,000  VMIG 1*     Palo Alto USD Marlot Series R PART FGIC-Insured
                            2.24% VRDO                                                                12,470,000
   6,980,000  VMIG 1*     Pasadena COP (Rose Bowl Improvement Project)
                            Series 96 2.25% VRDO                                                       6,980,000
   6,000,000  A-1+        Port of Oakland California Class F 4.09% VRDO AMT                            6,000,000
                          Puerto Rico Commonwealth Governmental Bond:
   2,220,000  A-1+          PART 650 2.23% VRDO                                                        2,220,000
   6,150,000  VMIG 1*       Series EE Merlot PART MBIA-Insured 2.14% VRDO                              6,150,000
   9,320,000  VMIG 1*     Puerto Rico Environmental Facility PART MBIA-Insured
                            2.18% VRDO                                                                 9,320,000
                          Puerto Rico Government Development Bonds Bank TECP:
   9,000,000  A-1+          2.25% due 10/11/01                                                         9,000,000
   6,722,000  A-1+          2.10% due 10/15/01                                                         6,722,000
  10,000,000  A-1+          2.20% due 10/22/01                                                        10,000,000
  19,803,000  A-1+          2.00% due 10/29/01                                                        19,803,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

   10     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

----------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                               SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------------

 FACE

AMOUNT        RATING(a)                    SECURITY                                                  VALUE

                          Puerto Rico Highway Transportation Authority:
$  3,495,000  VMIG 1*       Merlot Series FFF PART MBIA-Insured 2.14% VRDO                        $    3,495,000
   2,200,000  A-1+          PART AMBAC-Insured 2.25% VRDO                                              2,200,000
   3,335,000  VMIG 1*     Puerto Rico Public Muni Finance Agency
                            Merlot Series 225 FSA-Insured 3.25% VRDO                                   3,335,000
   3,915,000  VMIG 1*     Puerto Rico Electric Power Series 449 X PART
                            AMBAC-Insured 2.18% VRDO                                                   3,915,000
  33,630,000  A-1+        Puerto Rico Independent Medical and Environmental
                            PCR Abbot Laboratories 3.40% due 3/1/02                                   33,630,000
   2,400,000  A-1         Redwood City California COP (City Hall Project)
                            2.25% VRDO                                                                 2,400,000
                          Riverside County California Community Facilities District:
   5,000,000  VMIG 1*       Special Tax 88-4 2.30% VRDO                                                5,000,000
   4,500,000  VMIG 1*       Special Tax 89-1 2.25% VRDO                                                4,500,000
                          Riverside County IDA Rockwin Corp. Series II:
   1,900,000  VMIG 1*       2.05% VRDO AMT                                                             1,900,000
   3,900,000  A-1+          Aluminum Body Corporation Project 2.25% VRDO AMT                           3,900,000
                          Riverside County MFH:
   5,600,000  VMIG 1*       Amanda Park Project Series A 2.10% VRDO AMT                                5,600,000
   2,500,000  A-1           Countrywood Apartments Series C 2.20% VRDO                                 2,500,000
   9,800,000  VMIG 1*       Riverside County Public Facility Series A 2.00% VRDO                       9,800,000
   8,740,000  A-1+          Woodcreek -Temecula LP 2.00% VRDO                                          8,740,000
                          Sacramento California Municipal Utility District TECP:
   3,000,000  SP-1+         5.25% due 10/4/01                                                          3,000,354
  32,050,000  A-1+          Series 1 2.65% due 11/9/01                                                32,050,000
  22,220,000  A-1+        Sacramento County California Administration Center
                            and Courthouse Project 2.20% VRDO                                         22,220,000
                          Sacramento County California MFH:
   4,200,000  VMIG 1*       2.20% VRDO                                                                 4,200,000
  12,000,000  A-1+          Pointe Natomas Apartments Series E 2.20% VRDO                             12,000,000
   7,300,000  A-1+        Sacramento County Sanitation District Financing Authority
                            Sacramento Regulation Series C 2.25% VRDO                                  7,300,000
  26,000,000  A-1+        San Bernardo County COP Medical Center Project
                            MBIA-Insured 2.08% VRDO                                                   26,000,000
   5,700,000  A-1+        San Bernadino County MFH Sycamore Terrace
                            2.20% VRDO AMT                                                             5,700,000
   6,000,000  A-1+        San Diego California HFA 2.30% VRDO                                          6,000,000
  17,705,000  A-1+        San Diego California MFH PART 501
                            2.13% due 4/1/26 AMT                                                      17,705,000
                          San Diego California Unified School District:
  37,475,000  SP-1+         Series A 5.25% due 10/4/01                                                37,478,888
  24,845,000  SP-1+         Series C 6.00% due 10/4/01                                                24,848,825
  16,556,000  P-1*        San Diego County Teeter Note 2.55% due 11/14/01                             16,556,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

  11     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders


----------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                               SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------------

 FACE
AMOUNT        RATING(a)                    SECURITY                                                  VALUE

$  1,300,000  A-1+        San Dimas California Redevelopment Agency
                            Diversified Shopping 2.20% VRDO                                       $    1,300,000
   3,000,000  NR+         San Dimas Community Center 2.30% VRDO                                        3,000,000
   1,200,000  AAA         San Francisco Airport FGIC-Insured Issue-5
                            5.60% due 5/1/02 AMT                                                       1,215,918
                          San Francisco MFH:
  21,100,000  A-1+          Fillmore Center Series A-2 2.08% VRDO                                     21,100,000
   3,000,000  A-1+          Fillmore Center Series B-1 2.12% VRDO AMT                                  3,000,000
   7,000,000  A-1+          Post Street Towers Series A 2.05% VRDO                                     7,000,000
  17,330,000  VMIG 1*       St. Francis Housing Series 89A 1.975% VRDO                                17,330,000
   8,122,500  VMIG 1*     San Francisco Sewer Revenue PART FGIC-Insured
                            2.23% VRDO                                                                 8,122,500
                          San Joaquin California Transportation Authority TECP:
  26,585,000  MIG 1*        4.75% due 10/1/01                                                         26,585,000
  10,000,000  A-1+          2.60% due 10/9/01                                                         10,000,000
  19,200,000  A-1+          2.55% due 11/8/01                                                         19,200,000
  13,700,000  A-1+          2.40% due 2/13/02                                                         13,700,000
  15,286,000  A-1+        San Jose California International Airport Series A TECP
                            2.65% due 10/12/01                                                        15,286,000
                          San Jose MFH:
   3,000,000  VMIG 1*       Almaden Lake Village Apartment Project
                              2.27% VRDO AMT                                                           3,000,000
   9,000,000  VMIG 1*       Kimberly Woods Apartments 2.25% VRDO                                       9,000,000
   2,000,000  VMIG 1*       Somerset Park 1.95% VRDO AMT                                               2,000,000
   6,690,000  A-1+        San Jose - Santa Clara California Water Authority
                            PART FGIC-Insured 2.08% VRDO                                               6,690,000
  30,000,000  SP-1+       San Jose - Santa Clara California Unified School District
                            4.50% due 11/7/01                                                         30,024,335
   9,700,000  A-1+        San Leandro California Multifamily 2.20% VRDO                                9,700,000
  30,000,000  SP-1+       Sanoma County TRAN 4.50% due 11/1/01                                        30,020,874
   6,880,000  VMIG 1*     Santa Ana California COP Union School District
                            2.20% VRDO                                                                 6,880,000
   5,100,000  SP-1+       Santa Cruz California City Elementary School District
                            4.50% due 10/25/01                                                         5,102,431
  10,890,000  SP-1+       Santa Cruz California City High School District
                            4.50% due 10/25/01                                                        10,895,191
   4,000,000  A-1+        Santa Cruz County California Housing Authority
                            2.05% VRDO                                                                 4,000,000
  10,150,000  VMIG 1*     Simi Valley California MFH Creekside Village
                            Apartments 2.20% VRDO                                                     10,150,000
   7,800,000  VMIG 1*     Simi Valley California MFH Shadowridge 2.15% VRDO                            7,800,000
  10,000,000  MIG 1*      Solano County TRAN Series B 4.50% due 12/13/01                              10,015,029
   7,100,000  A-1+        South East Recovery Facilities Authority Series B
                            2.30% VRDO AMT                                                             7,100,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


   12     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders


--------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                                       SEPTEMBER 30, 2001
--------------------------------------------------------------------------------------------------------

 FACE
AMOUNT        RATING(a)                    SECURITY                                                VALUE

$ 20,000,000  NR          South Placer Wastewater Authority 2.20% VRDO                    $   20,000,000
  32,800,000  A-1+        Southern California Public Power Authority Project
                            Series A FSA-Insured (Palo Verde Project)
                            2.20% VRDO                                                        32,800,000
   5,800,000  A-1+        Torrance California Hospital Revenue-Little Co. of
                            Mary Hospital 2.20% VRDO                                           5,800,000
   2,950,000  A-1+        Upland California MFH Northwoods Project A
                            2.20% VRDO                                                         2,950,000
  15,000,000  A-1+        University of California Revenue Regents Series A
                            TECP 2.45% due 10/10/01                                           15,000,000
   5,050,000  A-1+        Vallejo MFH Hillside Terrace Apartments

                            2.30% VRDO AMT                                                     5,050,000
   2,640,000  VMIG 1*     Vallejo USD TRAN 3.35% VRDO                                          2,640,000
   4,300,000  VMIG 1*     Walnut Creek California MFH Creekside Drive
                            Apartments 1.85% VRDO                                              4,300,000
  14,445,000  A-1+        Wateruse Finance Authority California Revenue

                            2.15% VRDO                                                        14,445,000
  13,735,000  A-1+        West Basin Muni Water District 2.25% VRDO                           13,735,000
   9,125,000  A-1+        Westminster Redevelopment Agency AMBAC-Insured
                            2.20% VRDO                                                         9,125,000
                                                                                          --------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $2,911,165,785**)                                          $2,911,165,785
                                                                                          ==============


(a) ALL RATINGS ARE BY STANDARD & POOR'S RATINGS SERVICE EXCEPT OF THOSE IDENTIFIED BY AN ASTERISK (*) WHICH ARE RATED BY MOODY'S INVESTORS SERVICE, INC.

+ SECURITY HAS NOT BEEN RATED BY EITHER MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S RATINGS SERVICE. HOWEVER, THE BOARD OF TRUSTEES HAS DETERMINED THIS SECURITY TO BE CONSIDERED A FIRST TIER QUALITY ISSUE DUE TO ENHANCEMENT FEATURES; SUCH AS INSURANCE AND/OR IRREVOCABLE LETTERS OF CREDIT.

**  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

See pages 14 and 15 for definitions of ratings and certain security descriptions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

   13     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below.

STANDARD & POOR'S RATINGS SERVICE ("STANDARD & POOR'S") -- "AA" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    --  Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Numerical modifiers 1, 2, and 3 may be applied to each "Aa" rating, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    --  Bonds rated "Aaa" by Moody's are judged to be of the best quality.
           They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.
Aa     --  Bonds rated "Aa" are judged to be of high quality by all standards.
           Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

--------------------------------------------------------------------------------
SHORT-TERM SECURITY RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

SP-1   --  Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    --  Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO. MIG 1 -- Moody's highest rating for short-term municipal obligations.
P-1    --  Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
NR     --  Indicates that the bond is not rated by either Standard & Poor's or Moody's.

   14     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SECURITY DESCRIPTIONS (UNAUDITED)
--------------------------------------------------------------------------------

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility Construction Loan Insurance
CONNIE
 LEE    -- College Construction Loan Insurance Association
COP     -- Certificate of Participation
CSD     -- Central School District
EDA     -- Economic Development Authority
ETM     -- Escrowed To Maturity
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Federal Savings Association
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MFH     -- Multi-Family Housing
MUD     -- Municipal Utilities District
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PART    -- Partnership Structure
PCR     -- Pollution Control Revenue
RAN     -- Revenue Anticipation Notes
RAW     -- Revenue Anticipation Warrants
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
SWAP    -- Swap Structure
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TOB     -- Tender Option Bond Structure
TRAN    -- Tax and Revenue Anticipation Notes
UFSD    -- Unified Free School District
UHSD    -- Unified High School District
USD     -- Unified School District
VA      -- Veterans Administration
VRDO    -- Variable Rate Demand Obligation
VRWE    -- Variable Rate Wednesday Demand

   15     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)               SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

ASSETS:

  Investments, at amortized cost                               $2,911,165,785
  Cash                                                             14,649,667
  Receivable for securities sold                                   81,750,360
  Interest receivable                                              17,867,695
  Other assets                                                         23,575
                                                               ---------------
  TOTAL ASSETS                                                  3,025,457,082
                                                               ---------------
LIABILITIES:
  Payable for securities purchased                                110,666,900
  Dividends payable                                                 1,948,956
  Management fee payable                                            1,131,275
  Distribution fees payable                                            80,762
  Accrued expenses                                                    352,855
                                                               ---------------
  TOTAL LIABILITIES                                               114,180,748
                                                               ---------------
TOTAL NET ASSETS                                               $2,911,276,334
                                                               ===============
NET ASSETS:
  Par value of shares of beneficial interest                   $    2,911,312
  Capital paid in excess of par value                           2,908,307,786
  Accumulated net realized gain from security transactions             57,236
                                                               ---------------
TOTAL NET ASSETS                                               $2,911,276,334
                                                               ===============
SHARES OUTSTANDING:
  Class A                                                       2,911,309,671
                                                               ---------------
  Class Y                                                               2,608
                                                               ---------------
NET ASSET VALUE, PER SHARE:
  Class A                                                               $1.00
                                                               ---------------
  Class Y                                                               $1.00
                                                               ---------------


                       SEE NOTES TO FINANCIAL STATEMENTS.


   16     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
  Interest                                                         $44,223,393
                                                                  --------------
EXPENSES:
  Management fee (Note 4)                                            7,562,939
  Distribution fees (Note 4)                                         1,512,596
  Shareholder and system servicing fees                                216,766
  Registration fees                                                     76,800
  Custody                                                               69,000
  Audit and legal                                                       19,329
  Insurance                                                             17,472
  Trustees' fees                                                        14,034
  Shareholder communications                                             8,785
  Other                                                                 21,541
                                                                  --------------
  TOTAL EXPENSES                                                     9,519,262
                                                                  --------------
NET INVESTMENT INCOME                                               34,704,131
                                                                  --------------
NET REALIZED GAIN FROM SECURITY TRANSACTIONS                            49,748
                                                                  --------------
INCREASE IN NET ASSETS FROM OPERATIONS                             $34,753,879
                                                                  ==============


                       SEE NOTES TO FINANCIAL STATEMENTS.



   17     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2001


                                                                SEPTEMBER 30         MARCH 31
                                                                -------------      ------------
OPERATIONS:
  Net investment income                                         $   34,704,131    $   93,125,779
  Net realized gain                                                     49,748            58,446
                                                               -----------------  ----------------
  INCREASE IN NET ASSETS FROM OPERATIONS                            34,753,879        93,184,225
                                                               -----------------  ----------------
DISTRIBUTION TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                                            (34,704,131)      (93,125,779)
                                                               -----------------  ----------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                                  (34,704,131)      (93,125,779)
                                                               -----------------  ----------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                               5,440,361,222    13,660,510,539
  Net asset value of shares issued for
    reinvestment of dividends                                       36,218,835        88,952,619
  Cost of shares reacquired                                     (5,920,797,715)  (13,489,396,077)
                                                               -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                                       (444,217,658)      260,067,081
                                                               -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS                                 (444,167,910)      260,125,527

NET ASSETS:
  Beginning of period                                            3,355,444,244     3,095,318,717
                                                               -----------------  ----------------
  END OF PERIOD                                                 $2,911,276,334    $3,355,444,244
                                                               =================  ================


                       SEE NOTES TO FINANCIAL STATEMENTS.


   18     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

The California Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, National, Pennsylvania, Massachusetts Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  PORTFOLIO CONCENTRATION

Since the Portfolio invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

   19     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

3.  EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.  MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") became the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended September 30, 2001, the Portfolio paid transfer agent fees of $225,227 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

   20     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

5.  SHARES OF BENEFICIAL INTEREST

At September 30, 2001, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

At September 30, 2001, total paid-in capital amounted to the following for each class:


                                CLASS A              CLASS Y
Total Paid-in Capital            $2,911,216,490       $2,608

Transactions in shares of the Portfolio were as follows:


                                        SIX MONTHS ENDED        YEAR ENDED
                                       SEPTEMBER 30, 2001      MARCH 31, 2001
CLASS A
Shares sold                              5,440,361,222          13,660,510,539
Shares issued on reinvestment               36,218,815              88,952,542
Shares reacquired                       (5,920,797,715)        (13,489,396,077)
                                        ----------------      -----------------
Net Increase (Decrease)                   (444,217,678)            260,067,004
                                        ================      =================
CLASS Y

Shares sold                                         --                      --
Shares issued on reinvestment                       20                      77
Shares reacquired                                   --                      --
                                        ----------------      -----------------
Net Increase                                        20                      77
                                        ================      =================


   21     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, UNLESS OTHERWISE NOTED:


CLASS A SHARES                                        2001(1)       2001          2000         1999         1998         1997
NET ASSET VALUE,
  BEGINNING OF PERIOD                                 $ 1.00       $ 1.00        $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                     --------     --------      --------     --------     --------     --------
Net investment income                                  0.011        0.030         0.025        0.026        0.029        0.028
Dividends from net investment income                  (0.011)      (0.030)       (0.025)      (0.026)      (0.029)      (0.028)
                                                     --------     --------      --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $ 1.00       $ 1.00        $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                     --------     --------      --------     --------     --------     --------
TOTAL RETURN                                            1.15%++      3.03%         2.49%        2.61%        2.98%        2.79%
                                                     --------     --------      --------     --------     --------     --------
NET ASSETS, END OF PERIOD (MILLIONS)                  $2,911       $3,355        $3,095       $2,136       $1,789       $1,400
                                                     --------     --------      --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)                                           0.63%+       0.63%         0.66%        0.64%        0.63%        0.67%
  Net investment income                                 2.30+        2.97          2.46         2.55         2.92         2.75
                                                     ========     ========      ========     ========     ========    =========

CLASS Y SHARES                                        2001(1)       2001          2000         1999         1998       1997(3)
NET ASSET VALUE,
  BEGINNING OF PERIOD                                 $ 1.00       $ 1.00        $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                     --------     --------      --------     --------     --------     --------
Net investment income                                  0.012        0.031         0.025        0.026        0.031        0.020
Dividends from net investment income                  (0.012)      (0.031)       (0.025)      (0.026)      (0.031)      (0.020)
                                                     --------     --------      --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $ 1.00       $ 1.00        $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                     --------     --------      --------     --------     --------     --------
TOTAL RETURN                                            1.19%++      3.12%         2.57%        2.60%        3.09%       2.04%++
                                                     --------     --------      --------     --------     --------     --------
NET ASSETS, END OF PERIOD (000'S)                     $    3       $    3        $    2       $    2       $3,413       $7,405
                                                     --------     --------      --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)                                           0.53%+       0.54%         0.55%        0.51%        0.54%       0.56%+
  Net investment income                                 2.20+        3.06          2.58         2.68         3.01        2.77+
                                                     ========     ========      ========     ========     ========    =========

(1) FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED).

(2) AS A RESULT OF A VOLUNTARY EXPENSE LIMITATION, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 0.80% FOR CLASS A SHARES.

(3) FOR THE PERIOD JULY 19, 1996 (INCEPTION DATE) TO MARCH 31, 1997.

(4) AS A RESULT OF A VOLUNTARY EXPENSE LIMITATION, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 0.70% FOR CLASS Y SHARES.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.


   22     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

SMITH BARNEY MUNI FUNDS

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon,
  Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph Benevento
Vice President

Joseph P. Deane
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

SMITH BARNEY MUNI FUNDS

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- California Money Market Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after December 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

SALOMONSMITHBARNEY
---------------------
A member of Citigroup[LOGO]


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD0805 11/01

              --------------------------------------------------
                            SMITH BARNEY MUNI FUNDS
                        NEW YORK MONEY MARKET PORTFOLIO
                              NEW YORK PORTFOLIO
              --------------------------------------------------

                   SEMI-ANNUAL REPORT  |  SEPTEMBER 30, 2001





[LOGO] Smith Barney
                                  Mutual Funds
                Your Serious Money. Professionally Managed./SM/



           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
JOSEPH P. DEANE
Vice President

[PHOTO]
JOSEPH BENEVENTO
Vice President

Dear Shareholder,
We are pleased to provide the semi-annual report for Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio ("Portfolio(s)") for the period ended September 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolios' performances can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Shareholder Notice
As you may know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed during the September 11th terrorist attack. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan and have been in full operation since the markets reopened. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends. We can assure you that this event did not affect the management of your investments at all; as always, they have been well protected and managed under the watchful eye of our investment professionals.

New York Money Market Portfolio's Performance Update

As of September 30, 2001, the Portfolio's seven-day current yield was 1.79%. The Portfolio's seven-day effective yield,/1/ which reflects compounding, was 1.80%.

--------
1The seven-day effective yield is calculated similarly to the seven-day yield but, when annualized, the income earned by an investment in the Portfolio or the Class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.


      1 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

New York Money Market Portfolio's Investment Strategy
The Portfolio seeks to provide investors with income exempt from federal income taxes/2/ and New York State and City personal income taxes by investing in a portfolio of high-quality, short-term New York municipal obligations selected for liquidity and stability of principal.

The Portfolio invests only in short-term securities that we believe carry minimal credit risk. All of the Portfolio's holdings are rated within the top two short-term credit rating categories or are of comparable quality.

Please note that your investment in the Portfolio is neither insured, nor guaranteed, by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

New York Portfolio's Performance Update
For the six months ended September 30, 2001, the Portfolio's Class A shares, without sales charges returned 2.72%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/3/ returned 3.48%, respectively.

New York Portfolio's Investment Strategy
The Portfolio seeks to provide its shareholders with as high a level of monthly income exempt from federal income taxes/2/ and from New York State and City personal income taxes as is consistent with prudent investing and with the preservation of capital.

The Portfolio's manager uses a system of fundamental credit analysis to seek the best opportunities for yields in the municipal bond market, primarily among bonds issued within the state of New York.

--------
2Please note a portion of the income from the Portfolio may be subject to the
 Alternative Minimum Tax ("AMT").
3The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.


      2 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

Market and Portfolio Review
Faced with economic deceleration, the U.S. Federal Reserve Board ("Fed") began 2001 with an aggressive campaign of easing interest rates. Until recently, it appeared that the Fed was near the end of its rate cuts. The tragic events of September 11, 2001, however, changed monetary policy significantly. Since that day, the Federal Open Market Committee ("FOMC")/4/ lowered short-term rates three times in 50 basis point/5/ increments. It lowered the rates once with an intra-meeting move on September 17th before the equity market reopened, once at the FOMC meeting on October 2nd and, most recently, on November 6th. Please note that the October 2nd and November 6th rate reductions both occurred after the reporting period ended. The federal funds rate ("fed funds rate")/6/ now stands at 2.0%, its lowest level in four decades.

Since the beginning of 2001, the Fed has cut the fed funds rate 450 basis points (4.50%) in the hopes of stimulating the economy. The economy, which has been contracting all year, will now have to absorb the slowdown created by the recent terrorist attacks. In addition to its accommodative stance on interest rates, Congress is working to craft a second package of tax cuts to help stimulate growth.

Along with the U.S. economy, New York economic activity had been moderating throughout the spring and summer. In our opinion, the economic effects of the September 11th attack coupled with the severe market downturn will decrease chances for both the state and city of New York to realize projected revenues. While the full economic effects of the terrorist attacks will be difficult to assess, we believe that New York City general obligation bonds and bonds from The Port Authority of New York and New Jersey will be most impacted.

In the short term, while New York City does show economic uncertainty, it has the financial resources to meet its debt obligations and its credit rating is stable. Long-term, we will continue to monitor New York City's fiscal position and to act accordingly.

--------
4 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
5  A basis point is 0.01% or one one-hundredth of a percent.
6 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


      3 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

Although we anticipate that New York City will experience a decline in revenue and an increase in spending pressures related to the cleanup and redevelopment efforts, we feel New York City does have the capacity to address its near-term cash flow requirements. New York City recently demonstrated its ability to access the bond market by selling $1.5 billion worth of revenue anticipation notes ("RAN")/7/. The deal, which was given the highest short-term ratings by both Moody's Investors Service, Inc. and Standard & Poor's Ratings Service,/8/ was widely accepted in the marketplace.
The Port Authority of New York and New Jersey owned the World Trade Center and is expected to cover all of its economic loss through insurance coverage. In addition, prior to the attacks, the Port Authority entered into an agreement to lease the buildings to a private firm. Over the long term, the concern for the Port Authority's credit rating should hinge on its other revenue sources, such as how quickly the airline industry rebounds and toll revenue recovers rather than the loss of revenue relating to the destruction of the twin towers. We believe the Port Authority has considerable reserves as well as a diverse portfolio of revenue sources. We added to our existing position of Port Authority bonds for the New York Portfolio and will continue to do so selectively.

With the New York Money Market Portfolio, we are closely monitoring the credit.

Market and Portfolio Update
Going forward, we will remain vigilant with respect to credit quality and diversification for the New York Money Market Portfolio, focusing on a high-quality, liquid mix of variable rate and fixed rate issues that will maximize current income. In the coming months, we anticipate maintaining an average maturity target of 45 to 50 days. We believe this shorter average maturity allows us to manage the unfolding economic impacts to the state and local credit ratings.

--------
7 A RAN is the short-term debt issue of a municipal entity that is to be repaid out of anticipated revenues such as sales taxes. When the taxes are collected, the RAN is paid off. Interest from the note is usually tax-free to RAN holders.
8 Moody's Investors Service, Inc. and Standard & Poor's Ratings Service are two major credit rating agencies.


      4 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

Looking ahead, the overall focus of the New York Portfolio will be to seek to maintain higher-quality positions of service revenue bonds. This strategy should enable us to maximize our dividend income while protecting the Portfolio's principal value.

In closing, thank you for investing in the Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio.

Sincerely,

/s/ Heath B. McLendon           /s/ Joseph P. Deane
Heath B. McLendon               Joseph P. Deane
Chairman                        Vice President
                                New York Portfolio

/s/ Joseph Benevento
Joseph Benevento
Vice President
New York Money Market Portfolio

November 6, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 10 through 27 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of September 30, 2001 and is subject to change.



      5 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

                              New York Portfolio


 Historical Performance -- Class A Shares



               Net Asset Value
             -------------------
             Beginning    End     Income   Capital Gain     Total
Period Ended of Period of Period Dividends Distributions Returns/(1)/
----------------------------------------------------------------------
  9/30/01     $13.42    $13.45     $0.33       $0.00         2.72%+
----------------------------------------------------------------------
  3/31/01      12.78     13.42      0.67        0.00        10.57
----------------------------------------------------------------------
  3/31/00      13.69     12.78      0.67        0.01        (1.61)
----------------------------------------------------------------------
  3/31/99      13.91     13.69      0.70        0.27         5.50
----------------------------------------------------------------------
  3/31/98      13.16     13.91      0.73        0.05        11.83
----------------------------------------------------------------------
  3/31/97      13.19     13.16      0.74        0.00         5.48
----------------------------------------------------------------------
  3/31/96      12.83     13.19      0.74        0.00         8.71
----------------------------------------------------------------------
  3/31/95      12.83     12.83      0.77        0.00         6.32
----------------------------------------------------------------------
  3/31/94      13.25     12.83      0.79        0.00         2.66
----------------------------------------------------------------------
  3/31/93      12.33     13.25      0.81        0.00        14.48
----------------------------------------------------------------------
  3/31/92      11.80     12.33      0.81        0.00        11.98
----------------------------------------------------------------------
  Total                            $7.76       $0.33
----------------------------------------------------------------------

 Historical Performance -- Class B Shares

                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain     Total
Period Ended         of Period of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------
9/30/01               $13.42    $13.45     $0.29       $0.00         2.44%+
------------------------------------------------------------------------------
3/31/01                12.78     13.42      0.60        0.00         9.96
------------------------------------------------------------------------------
3/31/00                13.68     12.78      0.60        0.01        (2.09)
------------------------------------------------------------------------------
3/31/99                13.89     13.68      0.62        0.27         5.02
------------------------------------------------------------------------------
3/31/98                13.15     13.89      0.66        0.05        11.19
------------------------------------------------------------------------------
3/31/97                13.18     13.15      0.67        0.00         4.96
------------------------------------------------------------------------------
3/31/96                12.84     13.18      0.68        0.00         8.05
------------------------------------------------------------------------------
Inception* - 3/31/95   11.96     12.84      0.29        0.00         9.92+
------------------------------------------------------------------------------
Total                                      $4.41       $0.33
------------------------------------------------------------------------------



      6 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

                              New York Portfolio


 Historical Performance -- Class L Shares



                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain     Total
Period Ended         of Period of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------
9/30/01               $13.41    $13.44     $0.29       $0.00         2.41%+
------------------------------------------------------------------------------
3/31/01                12.77     13.41      0.59        0.00        9.91
------------------------------------------------------------------------------
3/31/00                13.67     12.77      0.59        0.01       (2.14)
------------------------------------------------------------------------------
3/31/99                13.88     13.67      0.61        0.27        4.95
------------------------------------------------------------------------------
3/31/98                13.14     13.88      0.65        0.05       11.13
------------------------------------------------------------------------------
3/31/97                13.17     13.14      0.67        0.00        4.91
------------------------------------------------------------------------------
3/31/96                12.83     13.17      0.68        0.00        8.07
------------------------------------------------------------------------------
3/31/95                12.82     12.83      0.68        0.00        5.66
------------------------------------------------------------------------------
3/31/94                13.24     12.82      0.70        0.00        1.96
------------------------------------------------------------------------------
Inception* - 3/31/93   12.84     13.24      0.12        0.00         4.04+
------------------------------------------------------------------------------
Total                                      $5.58       $0.33
------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain     Total
Period Ended         of Period of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------
9/30/01               $13.42    $13.45     $0.34       $0.00        2.80%+
------------------------------------------------------------------------------
Inception* - 3/31/01   13.46     13.42      0.17        0.00        1.00+
------------------------------------------------------------------------------
Total                                      $0.51       $0.00
------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.


      7 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

                              New York Portfolio


 Average Annual Total Returns



                                        Without Sales Charges/(1)/
                                      ------------------------------
                                      Class A Class B Class L Class Y
           -----------------------------------------------------------
           Six Months Ended 9/30/01+   2.72%   2.44%   2.41%   2.80%
           ----------------------------------------------------------
           Year Ended 9/30/01          9.94    9.43    9.38     N/A
           ----------------------------------------------------------
           Five Years Ended 9/30/01    6.13    5.58    5.52     N/A
           ----------------------------------------------------------
           Ten Years Ended 9/30/01     6.95     N/A     N/A     N/A
           ----------------------------------------------------------
           Inception* through 9/30/01  7.01    7.12    5.78    3.84+
           ----------------------------------------------------------

                                          With Sales Charges/(2)/
                                     --------------------------------
                                     Class A  Class B  Class L Class Y
          -------------------------------------------------------------
          Six Months Ended 9/30/01+   (1.40)%  (2.06)%  0.36%   2.80%
          -------------------------------------------------------------
          Year Ended 9/30/01           5.51     4.93    7.29     N/A
          -------------------------------------------------------------
          Five Years Ended 9/30/01     5.27     5.42    5.32     N/A
          -------------------------------------------------------------
          Ten Years Ended 9/30/01      6.52      N/A     N/A     N/A
          -------------------------------------------------------------
          Inception* through 9/30/01   6.71     7.12    5.65    3.84+
          ------------------------------------------------------------

 Cumulative Total Returns

                                             Without Sales Charges/(1)/
        ----------------------------------------------------------------
        Class A (9/30/91 through 9/30/01)              95.77%
        --------------------------------------------------------------
        Class B (Inception* through 9/30/01)           60.55
        --------------------------------------------------------------
        Class L (Inception* through 9/30/01)           63.23
        --------------------------------------------------------------
        Class Y (Inception* through 9/30/01)            3.84
        --------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are January 16, 1987, November 11, 1994, January 8, 1993 and January 4, 2001, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.


      8 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)


                Growth of $10,000 Invested in Class A Shares of
                          the New York Portfolio vs.
                   the Lehman Brothers Municipal Bond Index+

-------------------------------------------------------------------------------

                        September 1991 -- September 2001

                                     [CHART]

                  New York        Lehman Brothers Municipal Bond Index
9/91                9602                       10000
3/92                9951                       10366
3/93               11392                       11663
3/94               11695                       11934
3/95               12434                       12822
3/96               13517                       13897
3/97               14258                       14653
3/98               15944                       16223
3/99               16821                       17229
3/00               16551                       17214
3/01               18301                       19095
9/01               18799                       19759

+Hypothetical illustration of $10,000 invested in Class A shares on September
 30, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994 and thereafter at net asset value) and capital gains, if any, at net asset value through September 30, 2001. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed-rate municipal bonds selected from issues larger than $50 million issued since January 1991. This Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


    9    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited)                        September 30, 2001


                             NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT    RATING(a)                     DESCRIPTION                          VALUE
-------------------------------------------------------------------------------------------
$  2,655,000 AAA       Brookhaven NY GO FGIC-Insured 4.00% due 5/15/02     $     2,668,765
                       Chautauqua County IDA:
   7,500,000 A-1+        Gerry Homes Series A 2.20% VRDO AMT                     7,500,000
   3,600,000 NR+         Red Wing Co. Project 2.11% VRDO                         3,600,000
   2,740,000 NR+       Chenango County NY IDR Series A (Sherburne Project)
                        2.55% VRDO AMT                                           2,740,000
   5,000,000 NR+       Cohoes NY IDA Norlite Corp. Second Series B
                        6.75% due 5/1/09 (Escrowed with U.S. government
                        securities to 5/1/02 Call @ 102) AMT                     5,207,695
   4,770,000 P-1*      Columbia County IDR (Rural Manufacturing Project)
                        2.15% VRDO AMT                                           4,770,000
                       Dutchess County IDA:
   5,960,000 A-1+        Marist College Series 98A 2.10% VRDO                    5,960,000
   4,425,000 A-1+        St. Francis Hospital Series B 2.10% VRDO                4,425,000
                       Erie County IDA:
                         Colad Group Inc.:
   1,810,000 A-1          Series A 2.15% VRDO AMT                                1,810,000
   1,280,000 A-1          Series B 2.15% VRDO AMT                                1,280,000
   2,655,000 P-1*        Rosina Food Products Inc. 2.35% VRDO AMT                2,655,000
                       Franklin County Trudeau Institute:
   7,330,000 A-1         Series 98 2.05% VRDO                                    7,330,000
   3,000,000 A-1         Series 00 2.05% VRDO                                    3,000,000
   1,280,000 A-1       Fulton County IDR (Fiber Conversion Inc. Project)
                        2.15% VRDO AMT                                           1,280,000
   2,945,000 A-1       Genesee County NY IDR (RJ Properties Project)
                        2.15% VRDO                                               2,945,000
   9,350,000 A-1+      Hempstead IDA Nassau Energy 2.15% VRDO AMT                9,350,000
   1,300,000 A-1+      Hudson County IDA Series 98 (Emsig Manufacturing
                        Corp.) 2.45% VRDO AMT                                    1,300,000
   6,000,000 NR++      Huntington NY UFSD TAN 3.13% due 6/27/02                  6,023,918
   2,005,000 A-1       Jefferson County IDA Fisher Guage 2.15% VRDO AMT          2,005,000
   4,500,000 NR++      Lake Success NY BAN 3.25% due 4/12/02                     4,519,438
   3,200,000 A-1+      Lancaster NY IDA Sealing Devices 2.35% VRDO AMT           3,200,000
   5,000,000 A-1       Lewis County NY IDA Climax Manufacturing
                        2.15% VRDO AMT                                           5,000,000
                       Long Island Power Authority:
   1,700,000 A-1+        Series 2C 2.60% VRDO                                    1,700,000
   7,495,000 A-1+        Series 386 PART AMBAC-Insured 2.75% due 5/16/02         7,495,000
   2,395,000 VMIG 1*     Series 460 PART FSA-Insured 2.11% VRDO                  2,395,000
   3,195,000 A-1+        Series 565 PART MBIA-Insured 2.15% VRDO                 3,195,000
   5,495,000 A-1+        Series 686 PART MBIA-Insured 2.28% VRDO                 5,495,000
  10,000,000 A-1+        Series A 2.05% VRDO                                    10,000,000
  31,995,000 A-1+        Series A PART 2.28% VRDO                               31,995,000
  33,745,000 A-1+        Series A PART MBIA-Insured 2.28% VRDO                  33,745,000


                      See Notes to Financial Statements.


     10 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                              NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT    RATING(a)                      DESCRIPTION                            VALUE
----------------------------------------------------------------------------------------------
                       Monroe County NY IDR:
$  8,315,000 VMIG 1*     Collegiate Housing Foundation Series A 2.30% VRDO    $     8,315,000
   5,380,000 A-1         JADA Precision Plastic Series 97 2.15% VRDO AMT            5,380,000
  20,000,000 MIG 1*      NY BAN 3.50% due 3/15/02                                  20,084,441
  20,000,000 SP-1+       NY RAN 2.75% due 4/15/02                                  20,075,400
   6,000,000 VMIG 1*     St. Anns Nursing 2.00% VRDO                                6,000,000
  10,800,000 VMIG 1*   MTA Munitop Series 99-2 FSA-Insured 2.21% VRDO              10,800,000
   1,000,000 Aa1*      Municipal Assistance Corp. NY Series 1
                        5.25% due 7/1/02                                            1,020,314
  10,000,000 SP-1+     Nassau County NY Interin Financial Authority BAN A-1
                        3.75% due 3/14/02                                          10,055,267
   3,360,000 A-1       Nassau County Rubies IDR Costume Project IDA
                        2.15% VRDO AMT                                              3,360,000
                       New York City GO:
   1,135,000 AAA         Pre-Refunded Series B 7.50% due 2/1/05 (Escrowed
                          with government securities to 2/1/02 Call @ 101.5)        1,168,402
   1,500,000 AAA         Pre-Refunded Series D 7.65% due 2/1/08 (Escrowed
                          with government securities to 2/1/02 Call @ 101.5)        1,544,882
   1,315,000 AAA         Pre-Refunded Series D 7.70% due 2/1/10 (Escrowed
                          with government securities to 2/1/02 Call @ 101.5)        1,354,564
   1,640,000 AAA         Pre-Refunded Series F 8.20% due 11/15/03 (Escrowed
                          with government securities to 11/15/01
                          Call @ 101.5)                                             1,674,688
   7,750,000 AAA         Pre-Refunded Series F 8.25% due 11/15/03
                          (Escrowed with government securities to 11/15/01
                          Call @ 101.5)                                             7,921,607
   2,700,000 A-1+        Series 92 D PART FGIC-Insured 2.00% VRDO                   2,700,000
   2,100,000 A-1+        Series 93 E-5 2.70% VRDO                                   2,100,000
   5,390,000 A-1+        Series 94 B-5 MBIA-Insured 2.65% VRDO                      5,390,000
      50,000 A-1+        Series 94 H-2 MBIA-Insured 2.65% VRDO                         50,000
   6,450,000 A-1+        Series 95 F-2 2.00% VRDO                                   6,450,000
   5,000,000 A-1+        Series 95 F-6 2.20% VRDO                                   5,000,000
   9,400,000 A-1+        Series A-4 2.60% VRDO                                      9,400,000
   9,400,000 A-1+        Series B-6 MBIA-Insured 2.65% VRDO                         9,400,000
   7,600,000 A-1+        Series F-3 2.20% VRDO                                      7,600,000
   3,500,000 A-1         Series J-2 2.10% VRDO                                      3,500,000
  31,300,000 A-1+        Series J-3 2.10% VRDO                                     31,300,000
   4,200,000 A-1+        Series PA 148 PART 2.28% VRDO                              4,200,000
  10,000,000 A-1+        Series SGA 51 PART AMBAC-Insured 2.15% VRDO               10,000,000
     600,000 A-1+        Series SGB 35 PART AMBAC-Insured 2.15% VRDO                  600,000
  31,900,000 A-1+        Sub-Series B2-B9 2.10% VRDO                               31,900,000
                       New York City HDC Multi-Family Housing:
  24,000,000 A-1+        1 Columbus Place Series A 2.05% VRDO                      24,000,000
  10,000,000 A-1+        48th Street Project 2.10% VRDO AMT                        10,000,000
   3,400,000 A-1+        Brittany Development Series A 2.05% VRDO AMT               3,400,000


                      See Notes to Financial Statements.


     11 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                             NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT    RATING(a)                    DESCRIPTION                          VALUE
------------------------------------------------------------------------------------------
$ 27,865,000 A-1         Broadway Development Series A 2.05% VRDO         $    27,865,000
   5,900,000 A-1+        Carnegie Park Series A 2.10% VRDO                      5,900,000
   2,400,000 A-1+        Sackman Street Project 2.10% VRDO AMT                  2,400,000
   6,000,000 A-1         Spring Creek Series A 2.10% VRDO AMT                   6,000,000
                       New York City Health and Hospital:
  10,100,000 A-1+        Series A 2.10% VRDO                                   10,100,000
   6,090,000 A-1+        Series B 2.10% VRDO                                    6,090,000
                       New York City IDA:
  10,000,000 A-1         Air Express International Corp. Project
                          2.25% VRDO AMT                                       10,000,000
   6,200,000 A-1+        Children's Oncology Society 2.00% VRDO                 6,200,000
   5,800,000 SP-1+       Gary Plastic Packaging Corp. 98 2.10% VRDO AMT         5,800,000
   5,745,000 A-1+        Linear Lighting Corp. 2.10% VRDO AMT                   5,745,000
   1,650,000 A-1+        PS Bibbs Inc. 2.20% VRDO AMT                           1,650,000
   7,000,000 A-1         USA Waste Services 2.15% VRDO AMT                      7,000,000
                       New York City Metropolitan Transit Authority TECP:
  21,400,000 A-1+        2.25% due 10/30/01                                    21,400,000
  10,000,000 A-1+        2.15% due 12/7/01                                     10,000,000
   9,440,000 A-1+        PART FGIC-Insured 2.75% due 5/16/02                    9,440,000
   9,200,000 A-1+        Series 1-A 2.30% due 12/7/01                           9,200,000
  31,500,000 A-1+        Series CP1 98-B BAN 2.05% due 10/18/01                31,500,000
                       New York City Municipal Water Financial Authority:
   8,000,000 A-1+        Series 3 TECP 2.65% due 10/4/01                        8,000,000
   8,000,000 A-1+        Series 4 TECP 2.30% due 10/2/01                        8,000,000
  27,000,000 A-1+        Series 4 TECP 2.65% due 10/4/01                       27,000,000
  36,925,000 A-1+        Series A FGIC-Insured 2.60% VRDO                      36,925,000
  11,985,000 VMIG 1*     Series D Merlot PART 2.32% VRDO                       11,985,000
   1,500,000 A-1+        Series F-1 2.70% VRDO                                  1,500,000
                       New York City TFA Future Tax Secured:
  60,000,000 SP-1+       Series 1 BAN 5.00% due 11/30/01                       60,255,836
  14,920,000 A-1         Series 122 MSTC PART 2.60% due 3/13/02                14,920,000
  23,520,000 A-1+        Series A-1 2.15% VRDO                                 23,520,000
   8,700,000 VMIG 1*     Series A-2 2.05% VRDO                                  8,700,000
  10,000,000 A-1+        Series A-2 2.15% VRDO                                 10,000,000
   3,600,000 A-1+        Series B 2.60% VRDO                                    3,600,000
   7,870,000 A-1+        Series B-1 3.70% VRDO                                  7,870,000
   3,600,000 VMIG 1*     Series C 2.65% VRDO                                    3,600,000
  16,315,000 VMIG 1*   New York City TFA Revenue Weekly 2.15% VRDO             16,315,000
  36,200,000 A-1       New York City Trust for Cultural Resource Revenue
                        AMBAC-Insured (American Museum of Natural
                        History) 2.60% due 7/1/02                              36,200,000
                       New York State Dormitory Authority:
   8,625,000 A-1+        Colgate University PART FGIC-Insured 2.15% VRDO        8,625,000
                         Cornell University:
  12,550,000 A-1+         Series A 2.05% VRDO                                  12,550,000
   9,950,000 VMIG 1*      Series B 2.05% VRDO                                   9,950,000


                      See Notes to Financial Statements.


     12 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                           NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT    RATING(a)                     DESCRIPTION                          VALUE
----------------------------------------------------------------------------------------
                        Memorial Sloan Kettering Series 89A:
$ 5,405,000 A-1+         2.10% VRDO                                         $ 5,405,000
  4,195,000 A-1          Glen Eddy Inc. 2.15% VRDO                            4,195,000
  1,000,000 A-1+         Series B 2.60% VRDO                                  1,000,000
  9,945,000 A-1+         Series PA PART 2.30% VRDO                            9,945,000
                        Mount Sinai Medical School TECP:
  5,000,000 A-1+         2.50% due 10/10/01                                   5,000,000
  2,000,000 A-1+         2.40% due 10/23/01                                   2,000,000
  5,000,000 A-1+         2.50% due 1/15/02                                    5,000,000
  2,000,000 A-1+        Muni Security Trust Receipts SGA 132 PART
                         2.15% VRDO                                           2,000,000
                        New York State Electric & Gas:
 12,500,000 A-1          4.35% due 12/1/01                                   12,500,000
 13,500,000 A-1+         3.15% due 3/15/15                                   13,500,000
 12,875,000 VMIG 1*      4.25% due 10/15/15                                  12,875,000
 12,790,000 A-1+         2.65% due 6/1/29                                    12,790,000
                        Niagara Mohawk:
  4,700,000 A-1+         Series 86-A 2.64% VRDO AMT                           4,700,000
  3,100,000 A-1+         Series B 2.70% VRDO AMT                              3,100,000
 15,170,000 A-1+        Series PA 842-R PART 2.75% due 5/9/02                15,170,000
                      New York State Energy Research & Development
                       Authority:
  7,545,000 A-1+         LILCO Pre-Refunded Series A 7.15% due 12/1/20
                          (Escrowed with government securities to 6/15/02
                          Call @ 102) AMT                                     7,914,781
  5,000,000 NR++         LILCO Pre-Refunded Series A 7.15% due 2/1/22
                          (Escrowed with government securities to 6/15/02
                          Call @ 102) AMT                                     5,242,143
 18,000,000 A-1+         LILCO Series A 2.15% VRDO AMT                       18,000,000
                         Rochester Gas & Electric MBIA-Insured:
  6,600,000 A-1+          Series A 2.10% VRDO                                 6,600,000
  3,055,000 A-1+          Series B 2.10% VRDO                                 3,055,000
 21,800,000 A-1+      New York State Environmental Quality Series G
                       4.30% due 10/4/01                                     21,800,000
                      New York State GO:
 26,500,000 A-1+        Series A 3.20% due 2/7/02                            26,500,000
 15,000,000 A-1+        Series B 2.60% due 8/7/02                            15,000,000
 10,000,000 A-1+        Series H-5 94 MBIA-Insured 2.40% due 10/9/01         10,000,000
                      New York State HFA:
 10,700,000 VMIG 1*     250 West 50th Street Series A 2.10% VRDO AMT         10,700,000
 15,150,000 VMIG 1*     363 West 30th Street Series A 2.05% VRDO AMT         15,150,000
 12,100,000 VMIG 1*     750 Sixth Avenue Housing Series A
                         2.15% VRDO AMT                                      12,100,000
 32,200,000 VMIG 1*     E84th Street Series A 2.10% VRDO AMT                 32,200,000


                      See Notes to Financial Statements.


     13 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                             NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT    RATING(a)                     DESCRIPTION                           VALUE
--------------------------------------------------------------------------------------------
$  5,000,000 A-1+        Normandie CT Project Series 91-A 2.00% VRDO        $     5,000,000
  24,000,000 VMIG 1*     Saxony Housing Series 97A 2.05% VRDO AMT                24,000,000
  41,005,000 A-1         Service Contract Obligation Revenue Series A
                          2.00% VRDO                                             41,005,000
   8,500,000 VMIG 1*     Talleyrand Crescent Housing Series 99A
                          1.95% VRDO AMT                                          8,500,000
   6,700,000 VMIG 1*     Theatre Row Series A 2.10% VRDO AMT                      6,700,000
  26,200,000 VMIG 1*     Tribeca Park Housing Series A 2.10% VRDO AMT            26,200,000
   2,400,000 VMIG 1*   New York State Job Development Authority
                        Series A1-A25 2.70% VRDO                                  2,400,000
                       New York State Local Government Assistance Corp.:
  10,000,000 VMIG 1*     Floating Rate Certificates 468X PART FGIC-Insured
                          2.11% VRDN                                             10,000,000
   9,700,000 A-1+        Series A 2.10% VRDO                                      9,700,000
                       New York State Mortgage Agency Revenue PART:
   4,795,000 VMIG 1*     Merlot Series B-3 2.37% VRDO AMT                         4,795,000
  11,665,000 VMIG 1*     Series PA 77 2.16% VRDO AMT                             11,665,000
                       New York State Power Authority:
   5,200,000 VMIG 1*     Series I 2.05% VRDO                                      5,200,000
                         TECP:
  10,000,000 A-1+         Series 1 2.60% due 10/9/01                             10,000,000
  10,000,000 A-1          Series 2 2.55% due 10/5/01                             10,000,000
  11,500,000 A-1          Series 2 2.60% due 10/10/01                            11,500,000
   7,500,000 A-1          Series 2 2.55% due 11/6/01                              7,500,000
   3,000,000 A-1          Series 2 2.25% VRDO                                     3,000,000
  46,500,000 VMIG 1*   New York State Research & Development Con Edison
                        A-2 2.20% VRDO                                           46,500,000
                       New York State Thruway:
  15,000,000 A-1+        BAN CP-1 2.30% due 1/10/02                              15,000,000
  16,500,000 A-1+        Series 1997 PART 2.15% VRDO                             16,500,000
   8,845,000 A-1+        Series 2001 PART FGIC-Insured 2.35% due 12/10/01         8,845,000
   1,000,000 A3*         Service Contract Muni 5.25% due 4/1/02                   1,000,000
   8,000,000 VMIG 1*   New York State Urban Development Corp.
                        PART Series N AMBAC-Insured 2.32% VRDO                    8,000,000
   2,625,000 P-1*      Oneida County IDR (Harden Furniture) Series 98
                        2.15% VRDO AMT                                            2,625,000
   8,500,000 NR++      Onondaga Cortland Madison Boces Series A
                        3.50% due 6/21/02                                         8,538,647
                       Onondaga County IDA Southern Container:
   2,960,000 NR+         Series A 2.10% VRDO AMT                                  2,960,000
   1,100,000 NR+         Series B 2.10% VRDO AMT                                  1,100,000
   3,500,000 A-1         Syracuse Executive Air 2.15% VRDO AMT                    3,500,000
   5,990,000 A-1         Syracuse Research Corp. 2.20% VRDO                       5,990,000
   2,900,000 A-1+      Ontario County IDR Dixit Enterprise Series B
                        2.35% VRDO AMT                                            2,900,000


                      See Notes to Financial Statements.


     14 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                               NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT    RATING(a)                      DESCRIPTION                            VALUE
----------------------------------------------------------------------------------------------
$  4,600,000 A-1       Oswego County IDR Fulton Thermal Corp.
                        2.15% VRDO AMT                                        $     4,600,000
  10,000,000 MIG 1*    Patchogue - Medford NY USD 4.76% due 10/10/01               10,001,110
                       Port Authority of New York & New Jersey:
   3,500,000 A-1         4.20% due 10/1/01                                          3,500,000
   9,660,000 A-1+        Putters Series 177 PART MBIA-Insured
                          2.65% VRDO                                                9,660,000
   5,000,000 NR++        Series 95 Equipment Notes 2.50% VRDO                       5,000,000
   3,500,000 NR++        Series 98-1 Equipment Notes 2.60% VRDO                     3,500,000
   3,500,000 NR++        Series 98-2 Equipment Notes 2.50% VRDO                     3,500,000
  12,000,000 A-1+        Series 2000-A Equipment Notes TECP
                          2.60% due 11/6/01                                        12,000,000
  16,400,000 A-1+        TECP 2.50% due 6/27/08                                    16,400,000
   1,000,000 A-1+        Versatile Structure Series 95-3 2.65% VRDO                 1,000,000
   4,600,000 A-1+      Puerto Rico Commonwealth Highway PART
                        Series 2000-91 MBIA-Insured 2.60% due 8/1/03                4,600,000
   5,100,000 A-1+      Puerto Rico Commonwealth PA 650 PART 2.23% VRDO              5,100,000
                       Puerto Rico GO:
   9,000,000 VMIG 1*     Series 312 PART FSA-Insured 2.18%                          9,000,000
   9,425,000 VMIG 1*     Series A-15 2000-EE Merlot PART 2.14% VRDO                 9,425,000
  25,000,000 A-1+      Puerto Rico Government Development Bank TECP
                        2.65% due 10/31/01                                         25,000,000
   3,800,000 A-1+      Puerto Rico Highway Transportation Authority Revenue
                        Series A AMBAC-Insured 2.25% VRDO                           3,800,000
  10,000,000 VMIG 1*   Puerto Rico IFA Merlot PART Series A-15 (Escrowed with
                        U.S. government securities) 2.14% VRDO                     10,000,000
   7,780,000 A-1+      Puerto Rico Public Buildings Authority PART
                        Series SGA-16 2.20% VRDO                                    7,780,000
   7,750,000 A-1+      Puerto Rico Public Financial Corp. 2.18% due 8/1/22          7,750,000
                       Rochester BAN:
  23,054,000 NR++        4.75% due 10/25/01                                        23,061,114
   2,402,000 SP-1+       4.00% due 3/6/02                                           2,409,453
   4,700,000 MIG 1*    Rockland County NY BAN 4.00% due 2/28/02                     4,713,190
   5,845,000 A-1       Rotterdam IDA IDR Rotterdam Park 2.05% VRDO                  5,845,000
   1,500,000 A-1       Schenectady County IDR Scotia Industrial Park Project
                        Series 98A 2.05% VRDO                                       1,500,000
  19,650,000 A-1       Seneca County IDA (Chiropractic College) 2.00% VRDO         19,650,000
   3,700,000 A-1       St. Lawrence County IDA United Helpers Living
                        2.05% VRDO                                                  3,700,000
                       Suffolk County:
   3,925,000 AAA         FGIC-Insured 5.00% due 10/1/01                             3,925,000
   4,140,000 AAA         MBIA-Insured 3.50% due 5/15/02                             4,161,622


                      See Notes to Financial Statements.


     15 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                           NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT    RATING(a)                   DESCRIPTION                         VALUE
---------------------------------------------------------------------------------------
                      Syracuse NY:
$ 4,900,000 A-1+        IDR (JBC Realty/Wibar International)
                         2.15% VRDO AMT                                 $    4,900,000
 26,000,000 MIG 1*      Series B 3.50% due 6/28/02                          26,202,904
 18,000,000 MIG 1*      Series C 3.50% due 6/28/02                          18,140,472
                      Triborough Bridge & Tunnel Authority:
 22,905,000 A-1         Municipal Securities Trust Series 1999-72 PART
                         MBIA-Insured 3.42% VRDO                            22,905,000
 50,000,000 VMIG 1*     PART 2.70% due 11/6/02                              50,000,000
 18,000,000 A-1+        Series A FSA-Insured 2.05% VRDO                     18,000,000
  9,930,000 A-1+        Series C AMBAC-Insured 2.05% VRDO                    9,930,000
  1,730,000 A-1+        Series SGA-41 PART MBIA-Insured 2.10% VRDO           1,730,000
 35,400,000 SP-1+       Sub-Series A1 5.00% due 1/17/02                     35,580,460
  4,200,000 A-1+      Westchester County Boys & Girls Club Project IDA
                       2.10% VRDO                                            4,200,000
  4,000,000 NR++      Yates NY BAN 3.00% due 4/11/02                         4,009,291
  2,820,000 A-1       Yates NY IDR Coach Equipment 2.15% VRDO AMT            2,820,000
---------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost  -- $1,969,205,404**)                       $1,969,205,404
---------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
 + Security has not been rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. However, the Board of Trustees has determined that the security presents minimal credit risk.
++ Security has not been rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  See pages 28 and 29 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


     16 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                                    NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                        SECURITY                            VALUE
-------------------------------------------------------------------------------------------
Education -- 20.2%
$ 2,755,000 AAA       Albany, NY IDA, Civic Facility Revenue, Saint Rose
                       Project, Series A, AMBAC-Insured, 5.375% due 7/1/31    $  2,801,615
                      Amherst, NY IDA, Civic Facilities Revenue, UBF Faculty-
                       Student Housing, Series B, AMBAC-Insured:
  1,000,000 AAA          5.125% due 8/1/20                                       1,006,550
  3,615,000 AAA          5.250% due 8/1/31                                       3,636,907
  8,500,000 AAA       New York City IDA, Civic Facilities Revenue, New York
                       University Project, AMBAC-Insured, 5.000% due 7/1/31      8,281,040
                      New York State Dormitory Authority, Revenue Bonds:
                        City University Systems:
                         3rd Generation:
 16,925,000 AAA           Series 1, FGIC-Insured, 5.250% due 7/1/25             17,112,868
  4,500,000 AAA           Series 2, MBIA-Insured, 5.000% due 7/1/28              4,383,090
                         Series A:
 13,000,000 AAA           2nd Generation, FGIC-Insured, 5.000% due 7/1/16       13,238,680
  5,825,000 AAA           FGIC-Insured, 5.625% due 7/1/16                        6,465,284
  7,000,000 AAA          Series B, FSA-Insured, 6.000% due 7/1/14                8,083,110
  2,500,000 A3*          Series C, 7.500% due 7/1/10                             2,988,525
  2,000,000 AAA         Columbia University, 5.000% due 7/1/18                   2,019,600
    200,000 AA-         Department of Health, State of New York Issue,
                         7.250% due 7/1/02                                         203,684
  2,700,000 AA          Manhattan College, Asset Guaranty,
                         6.500% due 7/1/19                                       2,840,967
                        New School University, MBIA-Insured:
  5,000,000 AAA          5.000% due 7/1/29                                       4,867,900
  4,495,000 AAA          5.000% due 7/1/33                                       4,335,338
                        New York University, Series 2, AMBAC-Insured:
  5,000,000 AAA          5.000% due 7/1/31                                       4,849,050
 13,240,000 AAA          5.000% due 7/1/41                                      12,752,900
 10,260,000 AAA         Rockefeller University, 5.000% due 7/1/28               10,199,261
  1,150,000 AAA         Saint John's University, MBIA-Insured,
                         5.250% due 7/1/25                                       1,162,765
  1,000,000 AA-         School Program, 5.000% due 7/1/18                          999,920
                        State University Educational Facility:
                         Series A:
 12,110,000 AAA           FSA-Insured, 5.875% due 5/15/17                       13,656,810
  7,030,000 AAA           MBIA-Insured, 5.000% due 5/15/16                       7,157,735
                         Series B:
  5,000,000 AAA           FGIC-Insured, 5.250% due 5/15/19                       5,259,100
  5,000,000 AAA           FSA-Insured, 5.500% due 5/15/30                        5,157,950
    324,000 AA-           Pre-Refunded with U.S. government securities to
                           various call dates and prices,
                           7.500% due 5/15/11 (c)                                  405,139
    676,000 AA-           Unrefunded Balance, 7.500% due 5/15/11                   825,916


                      See Notes to Financial Statements.


     17 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                                    NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                        SECURITY                            VALUE
-------------------------------------------------------------------------------------------
Education -- 20.2% (continued)
                        University of Rochester, Series A, MBIA-Insured:
$ 3,915,000 AAA          5.000% due 7/1/16                                    $  3,986,879
  2,300,000 AAA          5.000% due 7/1/27                                       2,254,138
                      Rensselaer County, IDA, Civic Facilities Revenue Bonds,
                       (Polytechnic Institute Dormitory Project):
  5,430,000 A+           Series A, 5.125% due 8/1/29                             5,362,179
  5,820,000 A+           Series B, 5.125% due 8/1/27                             5,717,335
                      Schenectady, IDA, Civic Facilities Revenue Bonds,
                       (Union College Project), Series A, AMBAC-Insured:
  2,000,000 Aaa*         5.375% due 12/1/19                                      2,067,100
  3,000,000 Aaa*         5.450% due 12/1/29                                      3,063,150
------------------------------------------------------------------------------------------
                                                                               167,142,485
------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 0.6%
  1,290,000 AAA       Commonwealth of Puerto Rico, Aqueduct & Sewer
                       Authority Revenue Bonds, 10.250% due 7/1/09               1,654,528
  3,150,000 AAA       New York City GO, Series I, AMBAC-Insured,
                       7.250% due 8/15/14                                        3,198,920
------------------------------------------------------------------------------------------
                                                                                 4,853,448
------------------------------------------------------------------------------------------
Finance -- 2.6%
                      New York City, Transitional Finance Authority Revenue,
                       Future Tax Secured:
    900,000 AA+          Series B, SPA-Landesbank Baden-Wurt,
                          2.600% due 2/1/31 (d)                                    900,000
 15,000,000 AA+          Series C, 4.750% due 5/1/23                            14,074,650
    600,000 AA+          Sub-Series B2, SPA-First National Bank,
                          2.650% due 11/1/26 (d)                                   600,000
  5,000,000 AAA       New York State Local Government Assistance Corp.,
                       Series B, MBIA-Insured, 4.875% due 4/1/20                 4,907,400
  1,000,000 BBB+      New York State Municipal Bond Bank Agency, Special
                       Revenue Program, City of Buffalo, 6.875% due 3/15/06      1,034,310
------------------------------------------------------------------------------------------
                                                                                21,516,360
------------------------------------------------------------------------------------------
General Obligation -- 2.6%
                      Buffalo School District, Series B, FSA-Insured,
                       State Aid Withholding:
  1,380,000 AAA          4.750% due 2/1/17                                       1,360,708
    500,000 AAA          4.750% due 2/1/18                                         488,855
    575,000 AAA          4.750% due 2/1/19                                         558,429
                      Green Island:
    100,000 Baa3*       9.375% due 11/1/01                                         100,504
    125,000 Baa3*       9.375% due 11/1/02                                         133,495


                      See Notes to Financial Statements.


     18 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                                    NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                        SECURITY                            VALUE
-------------------------------------------------------------------------------------------
General Obligation -- 2.6% (continued)
                      New York City Bonds:
$   300,000 AAA         Series B, FGIC-Insured, 2.700% due 10/1/21 (d)        $    300,000
    300,000 AAA         Series B-2, Sub-Series B5, MBIA-Insured,
                         2.650% due 8/15/22 (d)                                    300,000
                        Sub-Series A-7:
    300,000 AA           2.650% due 8/1/19 (d)                                     300,000
    900,000 AA           2.650% due 8/1/20 (d)                                     900,000
    800,000 AAA         Sub-Series B-2, LOC-Morgan Guaranty Trust,
                         2.650% due 8/15/21                                        800,000
    100,000 AAA         Sub-Series E-6, FGIC-Insured, 2.700% due 8/1/19 (d)        100,000
  4,050,000 NR          Unrefunded Balance, 6.600% due 8/1/09                    4,229,780
                      New York State:
  1,000,000 AA          12.000% due 11/15/03                                     1,192,770
  2,750,000 AA          9.875% due 11/15/05                                      3,452,570
                      North Hempstead, FGIC-Insured:
  4,505,000 Aaa*        Series A, 5.000% due 9/1/22                              4,487,430
  1,500,000 Aaa*        Series B, 4.750% due 3/1/18                              1,474,770
  1,000,000 AAA       Yonkers, Series C, FGIC-Insured, State Aid Withholding,
                       5.000% due 6/1/19                                           997,610
------------------------------------------------------------------------------------------
                                                                                21,176,921
------------------------------------------------------------------------------------------
Government Facilities -- 1.8%
    400,000 AAA       Jay Street Development Corp., Court Facility Lease
                       Revenue, Series A-2, LOC-Landesbank Hessen-
                       Thuringen Girozentrale, 2.650% due 5/1/20 (d)               400,000
                      New York State Dormitory Authority, Lease Revenue,
                       Capital Appreciation, Court Facilities, AMBAC-Insured:
  5,895,000 AA+          Zero coupon due 8/1/20                                  2,254,838
  1,725,000 AA+          Zero coupon due 8/1/21                                    622,156
  1,600,000 AA+          Zero coupon due 8/1/22                                    545,920
                      New York State Urban Development Corp. Revenue:
                        Correctional Capital Facilities:
  5,000,000 AAA          FSA-Insured, 5.000% due 1/1/20                          4,993,700
  3,050,000 AAA          MBIA-Insured, 5.000% due 1/1/20                         3,049,756
  3,000,000 AA-         State Facilities, 5.700% due 4/1/20                      3,289,710
------------------------------------------------------------------------------------------
                                                                                15,156,080
------------------------------------------------------------------------------------------
Hospitals -- 8.3%
  1,620,000 AAA       East Rochester, NY Housing Authority Revenue, (North
                       Park Nursing Home), GNMA-Collateralized,
                       5.200% due 10/20/24                                       1,626,707
  5,000,000 AAA       Nassau Health Care Corp., Health System Revenue Bonds,
                       Nassau County Guaranteed, FSA-Insured,
                       5.500% due 8/1/19                                         5,207,650


                      See Notes to Financial Statements.


     19 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                                    NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                        SECURITY                             VALUE
--------------------------------------------------------------------------------------------
Hospitals -- 8.3% (continued)
$ 3,000,000 AAA       New York City, Health & Hospital Corp. Revenue, Health
                       System, Series A, AMBAC-Insured, 5.000% due 2/15/20     $  2,964,330
                      New York State Dormitory Authority Revenue:
  5,350,000 A1*         Lutheran Center at Poughkeepsie, LOC Key Bank,
                         6.050% due 7/1/26                                        5,601,664
                        Mental Health Services Facilities:
                         Series B:
  2,500,000 AA-           5.000% due 2/15/18                                      2,499,850
  6,955,000 AA-           Unrefunded Balance, 5.625% due 2/15/21                  7,206,632
  2,600,000 AAA          Series D, FSA-Insured, 5.250% due 8/15/30                2,612,636
 13,000,000 AAA         New York & Presbyterian Hospital, AMBAC/FHA-
                         Insured, 4.750% due 8/1/16                              12,835,810
  3,000,000 AA          St. Luke's Home, Residential Health, FHA-Insured,
                         6.375% due 8/1/35                                        3,200,160
  2,450,000 AAA         St. Vincent's Hospital & Medical Center, FHA-Insured,
                         7.400% due 8/1/30                                        2,506,840
  2,000,000 AAA         Victory Memorial Hospital, MBIA-Insured,
                         5.375% due 8/1/25                                        2,021,900
                      New York State Medical Care Facility Finance Agency
                       Revenue:
      5,000 AA-          7.750% due 2/15/20                                           5,038
                         Series A:
  2,500,000 B             Central Suffolk Hospital Mortgage Project,
                           6.125% due 11/1/16                                     2,401,325
    955,000 Aa1*          Health Center Projects, Secured Mortgage
                           Program, SONYMA-Insured,
                           6.375% due 11/15/19                                    1,023,636
  2,295,000 NR            Unrefunded Balance, FHA-Insured,
                           7.450% due 8/15/31                                     2,368,165
                         Series B:
    975,000 AA            Hospital & Nursing Home Insured Mortgage,
                           FHA-Insured, 7.000% due 8/15/32                        1,016,993
  1,860,000 AAA           Long Term Healthcare, FSA-Insured,
                           6.450% due 11/1/14                                     1,935,423
  3,500,000 AA            Mortgage Project, FHA-Insured,
                           6.100% due 2/15/15                                     3,691,485
  2,385,000 AA           Series C, Unrefunded Balance, FHA-Insured,
                          6.650% due 8/15/32                                      2,483,620
                         Series F, Mental Health Services Facilities
                          Improvement, Unrefunded Balance:
    710,000 AA-             6.500% due 8/15/12                                      745,983
    730,000 AA-             6.500% due 2/15/19                                      766,996
     40,000 AA-          Unrefunded Balance, 8.875% due 8/15/07                      40,176


                      See Notes to Financial Statements.


     20 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                                  NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                      SECURITY                          VALUE
---------------------------------------------------------------------------------------
Hospitals -- 8.3% (continued)
$ 3,780,000 BBB       Puerto Rico Commonwealth Renewal & Housing Corp.,
                       7.875% due 10/1/04                                 $  3,803,474
--------------------------------------------------------------------------------------
                                                                            68,566,493
--------------------------------------------------------------------------------------
Housing: Multi-Family -- 3.2%
                      New York City HDC:
  1,430,002 NR          Cadman Project, 6.500% due 11/15/18                  1,403,847
    905,218 NR          Heywood Towers Project, 6.500% due 10/15/17            893,676
  1,155,756 NR          Kelly Project, 6.500% due 2/15/18                    1,139,633
  4,000,000 AAA         Mortgage Revenue, Series A, FHA-Insured,
                         6.600% due 4/1/30                                   4,146,560
    121,349 AAA         Pass-Through Certificates, Series A,
                         AMBAC/FHA-Insured, 6.500% due 12/20/01                122,396
  1,483,067 NR          Riverbend Project, 6.500% due 11/15/18               1,559,563
                      New York State Dormitory Authority Revenue,
                       FNMA-Collateralized, Park Ridge Housing Inc.:
  1,000,000 AAA          6.375% due 8/1/20                                   1,102,800
  1,470,000 AAA          6.500% due 8/1/25                                   1,621,910
                      New York State Housing Finance Agency Revenue,
                       Secured Mortgage Program, SONYMA-Insured:
                         Series A:
    500,000 Aa1*          7.000% due 8/15/12 (e)                               518,180
  2,000,000 Aa1*          6.200% due 8/15/15 (e)                             2,119,320
    500,000 Aa1*          7.050% due 8/15/24 (e)                               516,615
  6,870,000 Aa1*         Series B, 6.250% due 8/15/29 (e)                    7,220,920
                         Series C:
  1,750,000 Aa1*          6.600% due 8/15/27                                 1,833,562
  1,500,000 AAA           FHA-Insured, 6.500% due 8/15/24                    1,546,695
    855,000 A1*       Rensselaer Housing Authority, Multi-Family Mortgage
                       Revenue, Rensselaer Elderly Apartments, Series A,
                       7.750% due 1/1/11                                       904,197
--------------------------------------------------------------------------------------
                                                                            26,649,874
--------------------------------------------------------------------------------------
Housing: Single-Family -- 3.9%
                      New York State Mortgage Agency Revenue,
                        Homeowner Mortgage:
  2,625,000 Aa1*         Series 37-A, 6.375% due 10/1/14                     2,766,435
  1,000,000 Aa1*         Series 41-A, 6.450% due 10/1/14                     1,055,220
  4,000,000 Aa1*         Series 42, FHA-Insured, 6.650% due 4/1/26 (e)       4,183,640
  8,395,000 Aa1*         Series 46, 6.650% due 10/1/25 (e)                   8,814,498
  4,365,000 Aa1*         Series 65, 5.850% due 10/1/28 (e)                   4,465,395
  4,945,000 Aa1*         Series 67, 5.800% due 10/1/28 (e)                   5,045,186
  6,000,000 Aa1*         Series 71, 5.350% due 10/1/18 (e)                   6,087,360
--------------------------------------------------------------------------------------
                                                                            32,417,734
--------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     21 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001

                                    NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                         SECURITY                            VALUE
--------------------------------------------------------------------------------------------
Industrial Development -- 3.0%
$ 2,250,000 BBB       Essex County, IDA Revenue, Solid Waste, (International
                       Paper Co. Project), Series A, 6.150% due 4/1/21 (e)     $  2,330,460
    500,000 A+        Monroe County, IDA Revenue, Public Improvement,
                       Canal Ponds Park, Series A, 7.000% due 6/15/13               518,695
    500,000 AA+       New York City, Tri-Cultural Resource Revenue, Soloman
                       Guggenheim, Series B, 2.550% due 12/1/15 (d)                 500,000
                      Onondaga County, IDA:
    750,000 AA-         Civic Facilities Revenue, (Syracuse Home Association
                         Project), LOC-HSBC Bank USA, 5.200% due 12/1/18            751,567
  8,000,000 AAA         Sewer Facilities Revenue, (Bristol-Myers Squibb Co.
                         Project), 5.750% due 3/1/24 (e)                          8,734,480
  1,000,000 AAA       Otsego County, IDA, Civic Facility Revenue, Aurelia
                       Osborn Fox Memorial Hospital, Series A, FSA-Insured,
                       4.500% due 10/1/19                                           942,250
  8,000,000 BB+       Port Authority of New York & New Jersey, (Delta Airlines
                       Inc. Project), Series 1R, 6.950% due 6/1/08                7,739,040
  1,410,000 A+        Rensselaer County, IDA, Albany International Corp.,
                       LOC-Fleet Trust Co., 7.550% due 6/1/07 (e)                 1,612,095
  1,825,000 B2*       Warren & Washington Counties, IDA, Resource Recovery
                       Revenue Bonds, Series A, 7.900% due 12/15/07               1,837,227
-------------------------------------------------------------------------------------------
                                                                                 24,965,814
-------------------------------------------------------------------------------------------
Life Care Systems -- 2.5%
                      New York State Dormitory Authority Revenue Bonds,
                       FHA-Insured:
  1,230,000 AAA          Crouse Community Center, 7.500% due 8/1/29               1,246,605
                         Genessee Valley:
  1,000,000 AA            Series A, 6.900% due 2/1/32                             1,029,040
    685,000 AA            Series B, 6.850% due 8/1/16                               704,481
  3,815,000 AA           Hebrew Nursing Home, 6.125% due 2/1/37                   4,046,494
  1,255,000 AAA          Heritage House Nursing Center,
                          7.000% due 8/1/31                                       1,283,489
  1,835,000 AAA          Jewish Geriatric Center, 7.150% due 8/1/14               1,997,526
  1,500,000 AAA          Menorah Campus Nursing Home,
                          6.100% due 2/1/37                                       1,593,465
  1,600,000 AA           Niagara Frontier Home, Mortgage Revenue,
                          6.200% due 2/1/15                                       1,698,384
  3,350,000 AA           Wesley Garden Nursing Home, 6.125% due 8/1/35            3,541,653
  2,160,000 AA        Oneida Health Care Corp., Mortgage Revenue, Series A,
                       FHA-Insured, 7.200% due 8/1/31                             2,209,464
  1,250,000 AAA       Syracuse, NY IDA Revenue, James Square Association,
                       Series A, FHA-Insured, 7.000% due 8/1/25                   1,278,375
-------------------------------------------------------------------------------------------
                                                                                 20,628,976
-------------------------------------------------------------------------------------------
Miscellaneous -- 5.3%
    750,000 BBB+      Albany, NY Parking Authority Revenue, Series A,
                       5.625% due 7/15/25                                           756,263


                      See Notes to Financial Statements.


     22 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                                   NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                       SECURITY                           VALUE
-----------------------------------------------------------------------------------------
Miscellaneous -- 5.3% (continued)
$ 4,250,000 AA+       New York City Transitional Finance Authority Revenue,
                       Future Tax Secured, Series B, 4.750% due 11/1/19     $  4,032,230
  1,655,000 AAA       New York City Trust Cultural Resource Revenue,
                       American Museum of Natural History, Series A,
                       AMBAC-Insured, 5.250% due 7/1/17                        1,701,588
                      New York State Dormitory Authority Lease Revenue:
    835,000 AAA         Audit & Control Office Facilities, MBIA-Insured,
                         4.875% due 4/1/16                                       841,630
                        Court Facilities, City of New York Issue:
  5,000,000 A            6.000% due 5/15/39                                    5,389,850
  3,000,000 AAA          AMBAC-Insured, 5.750% due 5/15/30                     3,181,860
                      New York State Urban Development Corp. Revenue,
                       Correctional Facilities Service Contract:
  6,600,000 AAA          Series C, AMBAC-Insured, 6.000% due 1/1/29            7,121,862
                         Series D, FSA-Insured:
  3,000,000 AAA           5.125% due 1/1/25                                    2,997,720
 17,400,000 AAA           5.250% due 1/1/30                                   17,487,174
----------------------------------------------------------------------------------------
                                                                              43,510,177
----------------------------------------------------------------------------------------
Pollution Control Revenue -- 1.4%
    100,000 AA        New York State Energy Research & Development
                       Authority, Niagara Power Corp., Project B,
                       2.700% due 7/1/27 (d)                                     100,000
                      New York State Environmental Facilities Corp.:
  6,040,000 AA-         State Clean Drinking Water, Series C,
                         5.000% due 6/15/16                                    6,151,619
                        State Water Revolving Fund, Series A:
  1,950,000 AAA          7.500% due 6/15/12                                    1,975,272
    805,000 AAA          Unrefunded Balance, GIC-Societe General,
                          7.250% due 6/15/10                                     828,321
  1,000,000 AAA       North Country Development Authority, Solid Waste
                       Management System Revenue Refunding,
                       FSA-Insured, 6.000% due 5/15/15                         1,151,420
  1,710,000 BB        Puerto Rico Industrial, Medical & Environmental
                       Facilities, Finance Authority Revenue, American
                       Airlines Inc., Series A, 6.450% due 12/1/25             1,436,178
----------------------------------------------------------------------------------------
                                                                              11,642,810
----------------------------------------------------------------------------------------
Pre-Refunded (f) -- 10.5%
     35,000 NR        Battery Park City, Authority Housing Revenue, FHA-
                       Insured, (Call 6/1/05 @ 100), 8.625% due 6/1/23            41,951
  1,000,000 AAA       Buffalo Municipal Water Finance Authority, Water
                       Systems Revenue, FGIC-Insured, (Call 7/1/06 @ 102),
                       6.100% due 7/1/26                                       1,148,640


                      See Notes to Financial Statements.


     23 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                                    NEW YORK PORTFOLIO

   FACE
  AMOUNT   RATING(a)                         SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Pre-Refunded (f) -- 10.5% (continued)
$2,150,000 AAA       Monroe County, Water Authority Revenue, AMBAC-
                      Insured, (Call 8/1/04 @ 101), 7.000% due 8/1/19           $  2,429,328
                     New York City GO:
   950,000 NR          6.600% due 8/1/09, (Call 8/1/02 @ 101.5)                      998,707
 4,000,000 AAA         Series B1, MBIA-Insured, (Call 8/15/04 @ 101),
                        6.950% due 8/15/12                                         4,520,600
 2,375,000 Aaa*        Series H, (Call 2/1/02 @ 101.5), 7.000% due 2/1/21          2,448,316
 1,000,000 NR        New York City IDA, Civic Facilities Revenue, (The
                      Lighthouse Inc. Project), LOC-Chase Manhattan Bank,
                      (Call 7/1/02 @ 102), 6.375% due 7/1/10                       1,050,520
 1,565,000 AA        New York City Municipal Water Finance Authority, Water
                      & Sewer System Revenue, Series B, (Call 6/15/10
                      @ 101), 6.000% due 6/15/33                                   1,831,754
                     New York State Dormitory Authority Revenue:
    45,000 AA-         Mental Health, Series B, (Call 2/15/07 @ 102),
                        5.625% due 2/15/21                                            50,623
 7,370,000 A+          University of Rochester, Series A, (Call 7/1/04 @ 102),
                        6.500% due 7/1/19                                          8,263,539
                     New York State Energy, Research & Development
                      Authority, Electric Facilities Revenue, (Call 6/15/02
                      @ 102):
 2,935,000 A            Series A, 7.150% due 12/1/20 (e)                           3,090,496
 2,190,000 A            Series B, 7.150% due 2/1/22 (e)                            2,306,026
                     New York State Medical Care Facilities, Finance Agency
                      Revenue:
                        Mental Health Improvement, Series F, (Call 8/15/02
                         @ 102):
 4,010,000 AA-             6.500% due 8/15/12                                      4,238,650
 3,885,000 AA-             6.500% due 2/15/19                                      4,106,523
                        Series A:
 4,000,000 AAA           Brookdale Hospital Medical Center, (Call 2/15/05
                          @ 102), 6.800% due 8/15/12                               4,587,520
    55,000 AA-           FHA-Insured, (Call 8/15/01 @ 102),
                          7.450% due 8/15/31                                          56,100
 6,950,000 AA            Hospital & Nursing Home, FHA-Insured, (Call
                          2/15/04 @ 102), 6.200% due 2/15/21                       7,553,538
 6,730,000 AA            Methodist Hospital, FHA-Insured, (Call 8/15/02
                          @ 102), 6.700% due 8/15/23                               7,128,281
 4,000,000 AA            Mortgage Project, FHA-Insured, (Call 8/15/04
                          @ 102), 6.375% due 8/15/24                               4,494,600
 4,700,000 AAA           New York Downtown Hospital, (Call 2/15/05
                          @ 102), 6.800% due 2/15/20                               5,390,336


                      See Notes to Financial Statements.


     24 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                                    NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                        SECURITY                            VALUE
-------------------------------------------------------------------------------------------
Pre-Refunded (f) -- 10.5% (continued)
                          New York Hospital, AMBAC/FHA-Insured,
                            (Call 2/15/05 @ 102):
$ 8,500,000 AAA              6.800% due 8/15/24                              $   9,748,480
  7,600,000 AAA              6.500% due 8/15/29                                  8,643,480
  2,500,000 AAA              6.900% due 8/15/34                                  2,875,175
------------------------------------------------------------------------------------------
                                                                                87,003,183
------------------------------------------------------------------------------------------
Public Facilities -- 1.9%
 10,000,000 AA+       New York City, Transitional Finance Authority Revenue,
                       Future Tax Secured, Series C, 5.500% due 11/1/29         10,274,000
    915,000 AA-       New York State COP, (Hanson Redevelopment Project),
                       8.375% due 5/1/08                                         1,078,941
  4,475,000 AAA       New York State Dormitory Authority Revenue, State
                       University Athletic Facility, MBIA-Insured,
                       4.500% due 7/1/21                                         4,164,077
------------------------------------------------------------------------------------------
                                                                                15,517,018
------------------------------------------------------------------------------------------
Transportation -- 16.2%
                      Metropolitan Transportation Authority:
                        Dedicated Tax Fund, Series A, FSA-Insured:
  2,290,000 AAA          5.125% due 4/1/19                                       2,323,526
  4,500,000 AAA          5.250% due 4/1/23                                       4,570,605
                        Transit Facilities Revenue:
                         Series A:
  5,000,000 BBB+          6.000% due 7/1/19                                      5,387,200
 10,000,000 AAA           MBIA-Insured, 5.625% due 7/1/25                       10,351,000
  5,000,000 AA-          Series N, 7.125% due 7/1/09                             5,260,500
                        Triborough Bridge COP, AMBAC-Insured:
  2,595,000 AAA          5.250% due 1/1/30                                       2,771,123
 20,000,000 AAA          Series A, 5.250% due 1/1/29                            20,114,800
                      New York State Thruway Authority:
  5,000,000 AA-         General Revenue, GO, Series E, 5.000% due 1/1/25         4,905,300
                        Highway & Bridge Toll Revenue Fund:
                         Series A, FGIC-Insured:
 10,420,000 AAA           5.000% due 4/1/19                                     10,446,820
  2,000,000 AAA           5.000% due 4/1/20                                      1,995,220
  2,500,000 AAA           5.000% due 4/1/21                                      2,487,675
 15,000,000 AAA          Series B, FGIC-Insured, 5.000% due 4/1/19              15,033,750
  4,000,000 AAA          Series B-1, FGIC-Insured, 5.500% due 4/1/18             4,208,400
                      Port Authority New York & New Jersey, Special
                       Obligation Revenue:
 12,000,000 NR           5th Installment, 6.750% due 10/1/19                    12,356,280
  7,250,000 AA-          109th Series, 5.375% due 1/15/32                        7,158,577


                      See Notes to Financial Statements.


     25 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                                   NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                       SECURITY                              VALUE
--------------------------------------------------------------------------------------------
Transportation -- 16.2% (continued)
                      Triborough Bridge & Tunnel Authority:
$ 1,500,000 AA-         Convention Center Project, Series E,
                         7.250% due 1/1/10                                    $   1,753,140
                        General Purpose Revenue Bonds, GO, Series B:
  4,200,000 Aa3*         5.375% due 1/1/19                                        4,322,178
 10,125,000 Aa3*         5.500% due 1/1/30                                       10,455,885
  8,100,000 AAA         Special Obligation Revenue, Series A, MBIA-Insured,
                         4.750% due 1/1/24                                        7,766,442
-----------------------------------------------------------------------------------------
                                                                                133,668,421
-----------------------------------------------------------------------------------------
Utilities -- 8.4%
 35,335,000 AAA       Long Island Power Authority, Electric System Revenue,
                       Series A, MBIA-Insured, 5.250% due 12/1/26                35,552,310
                      New York State Energy, Research & Development
                       Authority:
                         Electric Facilities Revenue:
  3,000,000 A1*           Brooklyn Union Gas Co. Project, Regular RIBS,
                           Series B, 11.085% due 7/1/26 (b)(e)                    3,698,700
  5,750,000 A+            Consolidated Edison Co. Inc. Project, Series A,
                           7.125% due 12/1/29 (e)                                 6,332,590
  1,065,000 A             Series A, 7.150% due 12/1/20 (e)                        1,105,012
    810,000 A             Series B, 7.150% due 2/1/22 (e)                           840,027
  1,500,000 Baa2*        Gas Facilities Revenue, Corning Natural Gas Corp.,
                          Series A, 8.250% due 12/1/18 (e)                        1,532,265
 19,435,000 AAA       Puerto Rico Electric Power Authority, FSA-Insured,
                       Series HH, 5.250% due 7/1/29                              19,804,654
-----------------------------------------------------------------------------------------
                                                                                 68,865,558
-----------------------------------------------------------------------------------------
Water and Sewer -- 7.6%
                      New York City, Municipal Water Finance Authority,
                       Water & Sewer Systems Revenue:
 16,000,000 AA           5.500% due 6/15/33                                      16,520,800
                         Series B:
  5,205,000 AAA           FGIC-Insured, 5.125% due 6/15/30                        5,146,704
  2,750,000 AAA           FSA-Insured, 5.000% due 6/15/29                         2,673,468
  1,000,000 AAA           FSA-Insured, 5.250% due 6/15/29                         1,004,400
    990,000 AA            Unrefunded Balance, 6.000% due 6/15/33                  1,138,074
                         Series D:
  5,000,000 AA            5.250% due 6/15/25                                      5,028,050
  2,375,000 AAA           MBIA-Insured, 5.000% due 6/15/15                        2,429,673


                      See Notes to Financial Statements.


     26 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)            September 30, 2001


                                    NEW YORK PORTFOLIO

   FACE
  AMOUNT            RATING(a)                       SECURITY                            VALUE
---------------------------------------------------------------------------------------------------
Water and Sewer -- 7.6% (continued)
                              New York State Environmental Facilities Corp., Clean
                               Water & Drinking Revolving Funds:
                                 Series B:
$ 1,260,000         AAA           5.250% due 4/15/17                                  $  1,295,708
  2,490,000         AAA           5.250% due 10/15/17                                    2,560,567
  1,740,000         AAA           5.250% due 4/15/18                                     1,785,814
  1,880,000         AAA           5.250% due 10/15/18                                    1,929,500
 16,735,000         Aaa*         Series C, 5.000% due 6/15/27                           16,401,639
  5,000,000         AAA       Suffolk County Water Authority, Water Works Revenue,
                               Series A, FGIC-Insured, 5.125% due 6/1/26                 4,968,500
---------------------------------------------------------------------------------------------------
                                                                                        62,882,897
---------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS -- 100%
                               (Cost -- $784,540,581**)                               $826,164,249
---------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Residual interest bond -- coupon varies inversely with level of short-term tax-exempt interest rates.
(c) Bond is escrowed to maturity by U.S. government securities and is considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(e) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(f) Bond is escrowed by U.S. government securities and is considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  See pages 28 and 29 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


     27 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Bond Ratings (unaudited)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB
and B --Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     --Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

NR    --Indicates the bond is not rated by Standard & Poor's or Moody's.


    28    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Short-Term Security Ratings (unaudited)


SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1   -- Moody's highest rating for short-term municipal obligations.
MIG 2   -- Moody's second highest rating for short-term municipal obligations.

 Security Descriptions (unaudited)

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
AMT     -- Alternative Minimum Tax
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
BOCES   -- Board of Cooperative Education Services
CGIC    -- Capital Guaranty Insurance Company
COP     -- Certificate of Participation
CSD     -- Central School District
ETM     -- Escrowed to Maturity
FAIRS   -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financial Security Assurance
GDB     -- Government Development Bank
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
IFA     -- Infrastructure Financing Authority
INFLOS  -- Inverse Floaters
IRB     -- Industrial Revenue Bonds
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors
           Assurance Corporation
MSTC    -- Municipal Securities Trust Certificates
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PART    -- Partnership Structure
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
SAVRS   -- Select Auction Variable Rate Securities
SONYMA  -- State of New York Mortgage Association
SWAP    -- SWAP Structure
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TFA     -- Transitional Financial Authority
TRAN    -- Tax and Revenue Anticipation Notes
UFSD    -- Union Free School District
VRDN    -- Variable Rate Demand Note
VRDO    -- Variable Rate Demand
           Obligation
VRWE    -- Variable Rate Wednesday Demand


    29    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Statements of Assets and Liabilities (unaudited)            September 30, 2001



                                                               New York
                                                             Money Market    New York
                                                              Portfolio      Portfolio
------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $1,969,205,404 and
   $784,540,581, respectively)                              $1,969,205,404  $826,164,249
  Cash                                                             141,929       130,840
  Interest receivable                                           13,713,176    12,225,578
  Receivable for securities sold                                        --     3,159,679
  Receivable for Fund shares sold                                       --     2,130,116
  Other assets                                                      16,867            --
----------------------------------------------------------------------------------------
  Total Assets                                               1,983,077,376   843,810,462
----------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                              20,075,400     8,268,630
  Dividends payable                                              1,299,723     3,300,279
  Management fee payable                                           747,872       330,268
  Distribution fees payable                                         64,251       267,594
  Accrued expenses                                                 255,105       131,806
----------------------------------------------------------------------------------------
  Total Liabilities                                             22,442,351    12,298,577
----------------------------------------------------------------------------------------
Total Net Assets                                            $1,960,635,025  $831,511,885
----------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                $    1,960,898  $     61,826
  Capital paid in excess of par value                        1,958,841,755   803,165,329
  Undistributed net investment income                                   --        49,306
  Accumulated net realized loss from security transactions        (167,628)  (13,388,244)
  Net unrealized appreciation of investments                            --    41,623,668
----------------------------------------------------------------------------------------
Total Net Assets                                            $1,960,635,025  $831,511,885
----------------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                    1,960,898,313    47,242,230
----------------------------------------------------------------------------------------
  Class B                                                               --    10,877,506
----------------------------------------------------------------------------------------
  Class L                                                               --     2,937,019
----------------------------------------------------------------------------------------
  Class Y                                                               --       768,761
----------------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                     $1.00        $13.45
----------------------------------------------------------------------------------------
  Class B *                                                             --        $13.45
----------------------------------------------------------------------------------------
  Class L **                                                            --        $13.44
----------------------------------------------------------------------------------------
  Class Y (and redemption price)                                        --        $13.45
----------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value)               --        $14.01
----------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value)               --        $13.58
----------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


     30 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Statements of Operations (unaudited)


For the Six Months Ended September 30, 2001

                                                       New York
                                                     Money Market    New York
                                                      Portfolio      Portfolio
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                          $   29,016,799  $22,203,836
------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 4)                                5,017,844    2,007,513
  Distribution fees (Note 4)                             1,003,568    1,052,691
  Shareholder and system servicing fees                    276,074       95,716
  Audit and legal                                           28,803       10,727
  Registration fees                                         26,081       20,625
  Custody                                                   21,180       14,989
  Shareholder communications                                15,960       17,083
  Trustees' fees                                            10,412        1,810
  Pricing service fees                                          --       13,351
  Other                                                      1,000        7,707
------------------------------------------------------------------------------
  Total Expenses                                         6,400,922    3,242,212
------------------------------------------------------------------------------
Net Investment Income                                   22,615,877   18,961,624
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):*
   Proceeds from sales                               1,431,834,328   34,770,446
   Cost of securities sold                           1,432,000,669   34,111,514
------------------------------------------------------------------------------
  Net Realized Gain (Loss)                                (166,341)     658,932
------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation (Note 1)              --    1,408,980
------------------------------------------------------------------------------
Net Gain (Loss) on Investments                            (166,341)   2,067,912
------------------------------------------------------------------------------
Increase in Net Assets From Operations              $   22,449,536  $21,029,536
------------------------------------------------------------------------------

* Represents net unrealized gains only from the sale of short-term securities for the New York Money Market Portfolio.


                      See Notes to Financial Statements.


     31 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets



For the Six Months Ended September 30, 2001 (unaudited) and the Year Ended March 31, 2001

 New York Money Market Portfolio               September 30       March 31
 -------------------------------------------------------------------------------
 OPERATIONS:
   Net investment income                      $    22,615,877  $    57,536,461
   Net realized gain (loss)                          (166,341)          26,425
 ------------------------------------------------------------------------------
   Increase in Net Assets From Operations          22,449,536       57,562,886
 ------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
   Net investment income                          (22,615,877)     (57,536,461)
 ------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                (22,615,877)     (57,536,461)
 ------------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares             3,128,663,150    7,530,348,825
   Net asset value of shares issued
    for reinvestment of dividends                  23,940,168       55,466,446
   Cost of shares reacquired                   (3,249,374,340)  (7,100,857,989)
 ------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
    From Fund Share Transactions                  (96,771,022)     484,957,282
 ------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets                (96,937,363)     484,983,707
 NET ASSETS:
   Beginning of period                          2,057,572,388    1,572,588,681
 ------------------------------------------------------------------------------
   End of period                              $ 1,960,635,025  $ 2,057,572,388
 ------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     32 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

For the Six Months Ended September 30, 2001 (unaudited) and the Year Ended March 31, 2001

New York Portfolio                                 September 30     March 31
---------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $  18,961,624  $  33,763,618
  Net realized gain                                      658,932      1,330,097
  Increase in net unrealized appreciation              1,408,980     31,731,225
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              21,029,536     66,824,940
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                              (19,333,850)   (34,000,674)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                     (19,333,850)   (34,000,674)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                   184,145,944    210,637,738
  Net asset value of shares issued
   for reinvestment of dividends                       9,804,157     19,943,819
  Cost of shares reacquired                         (137,437,184)  (145,899,531)
--------------------------------------------------------------------------------
  Increase in Net Assets
   From Fund Share Transactions                       56,512,917     84,682,026
--------------------------------------------------------------------------------
Increase in Net Assets                                58,208,603    117,506,292
NET ASSETS:
  Beginning of period                                773,303,282    655,796,990
--------------------------------------------------------------------------------
  End of period*                                   $ 831,511,885  $ 773,303,282
--------------------------------------------------------------------------------
* Includes undistributed net investment income of:       $49,306        $78,882
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     33 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The New York Money Market and New York Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and seven other separate investment portfolios: Florida, Georgia, Pennsylvania, Limited Term, National, Massachusetts Money Market and California Money Market Portfolios. The New York Portfolio is an open-end non-diversified investment portfolio of this Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) with respect to the New York Portfolio, securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; the New York Money Market Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the directions of the Board of Trustees; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally


    34    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders
accepted in the United States of America; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the New York Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The New York Portfolio elected to adopt this requirement effective April 1, 2001. This change does not affect the New York Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended September 30, 2001, interest income increased by $163,622 and the change in net unrealized appreciation of investments decreased by $163,622. In addition, the New York Portfolio recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $342,650 to reflect the cumulative effect of this change up to the date of the adoption.

2. Portfolio Concentration

Since the Portfolios invest primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

3. Exempt-Interest Dividends and Other Distributions

The New York Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in Portfolio shares on the payable date. Furthermore, each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.


    35    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolios. The New York Money Market Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. The New York Portfolio pays SBFM a management fee calculated at the annual rate of 0.50% of its average daily net assets. These fees are calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended September 30, 2001, the Portfolios paid transfer agent fees totaling $294,514 to CFTC. The totals for each Portfolio were as follows:

Portfolio                                                   Transfer Agent Fees
-------------------------------------------------------------------------------
New York Money Market                                                  $206,032
-------------------------------------------------------------------------------
New York                                                                 88,482
-------------------------------------------------------------------------------

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolios' distributor. In addition, SSB acts as the primary broker for the Portfolios' agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

For the New York Portfolio, there are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is also a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares of the New York Portfolio, which applies if redemption occurs within one year from purchase.


    36    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2001, SSB received sales charges of approximately $237,000 and $87,000 on sales of the New York Portfolio's Class A and L shares, respectively. In addition, for the six months ended September 30, 2001, CDSCs paid to SSB were approximately:

                                                        Class A Class B Class L
-------------------------------------------------------------------------------
New York Portfolio                                      $43,000 $60,000 $11,000
-------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the New York Money Market Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets of its Class A shares. The New York Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the New York Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the six months ended September 30, 2001, total Distribution Plan fees incurred were:

Portfolio                                            Class A   Class B  Class L
-------------------------------------------------------------------------------
New York Money Market                              $1,003,568       --       --
-------------------------------------------------------------------------------
New York                                              459,841 $468,961 $123,889
-------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.



    37    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

5. Investments

During the six months ended September 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                   New York Money   New York
                                                  Market Portfolio  Portfolio
-------------------------------------------------------------------------------
Purchases                                                       -- $112,548,502
-------------------------------------------------------------------------------
Sales                                                           --   34,770,446
-------------------------------------------------------------------------------

At September 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                     New York Money  New York
                                                   Market Portfolio  Portfolio
-------------------------------------------------------------------------------
Gross unrealized appreciation                                    -- $42,726,138
Gross unrealized depreciation                                    --  (1,102,470)
-------------------------------------------------------------------------------
Net unrealized appreciation                                      -- $41,623,668
-------------------------------------------------------------------------------

6. Futures Contracts

The New York Portfolio may from time to time enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2001, the Portfolio did not hold any futures contracts.



    38    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

7. Capital Loss Carryforward

At March 31, 2001, the New York Money Market Portfolio and the New York Portfolio had, for Federal income tax purposes, approximately $2,900 and $14,047,200, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurrs on March 31 of the year indicated:

                                                 2008       2009       Total
-------------------------------------------------------------------------------
New York Money Market Portfolio               $    2,900         -- $     2,900
-------------------------------------------------------------------------------
New York Portfolio                             9,400,400 $4,646,800  14,047,200
-------------------------------------------------------------------------------

8. Shares of Beneficial Interest

At September 30, 2001, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 2001, total paid-in capital amounted to the following for each Portfolio and their respective classes:

 Portfolio                     Class A       Class B      Class L     Class Y
 ------------------------------------------------------------------------------
 New York Money Market      $1,960,802,653           --          --          --
 ------------------------------------------------------------------------------
 New York                      601,292,419 $152,024,987 $39,564,174 $10,345,575
 ------------------------------------------------------------------------------


   39    Smith Barney Muni Funds |  2001 Semi-Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                      Six Months Ended                    Year Ended
                                     September 30, 2001                 March 31, 2001
New York                      -------------------------------  -------------------------------
Money Market Portfolio            Shares          Amount           Shares          Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                    3,128,663,150  $ 3,128,663,150   7,530,348,825  $ 7,530,348,825
Shares issued on reinvestment     23,940,168       23,940,168      55,466,446       55,466,446
Shares reacquired             (3,249,374,340)  (3,249,374,340) (7,100,857,989)  (7,100,857,989)
-----------------------------------------------------------------------------------------------
Net Increase (Decrease)          (96,771,022) $   (96,771,022)    484,957,282  $   484,957,282
-----------------------------------------------------------------------------------------------

New York Portfolio
------------------------------------------------------------------------------------------------
Class A
Shares sold                       11,120,778  $   149,326,012      12,007,405  $   158,071,506
Shares issued on reinvestment        563,325        7,548,509       1,170,554       15,213,848
Shares reacquired                 (7,834,131)    (105,372,960)     (7,480,873)     (97,275,527)
-----------------------------------------------------------------------------------------------
Net Increase                       3,849,972  $    51,501,561       5,697,086  $    76,009,827
-----------------------------------------------------------------------------------------------
Class B
Shares sold                        1,969,293  $    26,483,545       1,995,479  $    26,312,936
Shares issued on reinvestment        116,163        1,556,186         303,136        3,931,617
Shares reacquired                 (2,251,806)     (30,195,045)     (3,485,338)     (45,490,799)
-----------------------------------------------------------------------------------------------
Net Decrease                        (166,350) $    (2,155,314)     (1,186,723) $   (15,246,246)
-----------------------------------------------------------------------------------------------
Class L
Shares sold                          620,902  $     8,336,387       1,228,396  $    16,253,296
Shares issued on reinvestment         36,111          483,496          51,363          668,745
Shares reacquired                   (139,536)      (1,869,179)       (241,290)      (3,133,205)
-----------------------------------------------------------------------------------------------
Net Increase                         517,477  $     6,950,704       1,038,469  $    13,788,836
-----------------------------------------------------------------------------------------------
Class Y
Shares sold                               --  $            --         742,942  $    10,000,000
Shares issued on reinvestment         16,125          215,966           9,694          129,609
Shares reacquired                         --               --              --               --
-----------------------------------------------------------------------------------------------
Net Increase                          16,125  $       215,966         752,636  $    10,129,609
-----------------------------------------------------------------------------------------------


    40    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Financial Highlights


For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                            New York Money Market Portfolio
                               ---------------------------------------------------------
Class A Shares                  2001/(1)/     2001      2000      1999     1998     1997
--------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period             $  1.00    $  1.00   $  1.00   $  1.00   $  1.00  $  1.00
--------------------------------------------------------------------------------------------
Net investment income              0.011      0.034     0.027     0.027     0.030    0.028
Dividends from net
 investment income                (0.011)    (0.034)   (0.027)   (0.027)   (0.030)  (0.028)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period   $  1.00    $  1.00   $  1.00   $  1.00   $  1.00  $  1.00
--------------------------------------------------------------------------------------------
Total Return                        1.14%++    3.40%     2.76%     2.72%     3.04%    2.85%
--------------------------------------------------------------------------------------------
Net Assets, End of Period
 (millions)                       $1,961     $2,058    $1,573    $1,380    $1,161     $937
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                     0.64%+     0.65%     0.67%     0.65%     0.65%    0.67%
  Net investment income             2.25+      3.32      2.73      2.65      2.99     2.80
--------------------------------------------------------------------------------------------
                                                   New York Portfolio
                               ---------------------------------------------------------
Class A Shares                 2001/(1)(3)/ 2001/(3)/ 2000/(3)/ 1999/(3)/  1998     1997
--------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period            $ 13.42    $ 12.78   $ 13.69   $ 13.91   $ 13.16  $ 13.19
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/        0.33       0.67      0.68      0.68      0.72     0.74
  Net realized and unrealized
   gain (loss)/(4)/                 0.03       0.64     (0.91)     0.07      0.81    (0.03)
--------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                         0.36       1.31     (0.23)     0.75      1.53     0.71
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.33)     (0.67)    (0.67)    (0.70)    (0.73)   (0.74)
  Net realized gains                  --         --     (0.01)    (0.27)    (0.05)      --
--------------------------------------------------------------------------------------------
Total Distributions                (0.33)     (0.67)    (0.68)    (0.97)    (0.78)   (0.74)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period   $ 13.45    $ 13.42   $ 12.78   $ 13.69   $ 13.91  $ 13.16
--------------------------------------------------------------------------------------------
Total Return                        2.72%++   10.57%    (1.61)%    5.50%    11.83%    5.48%
--------------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)           $636       $583      $482      $556      $554     $531
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                     0.69%+     0.69%     0.71%     0.70%     0.71%    0.75%
  Net investment income/(4)/        4.84+      5.14      5.20      4.94      5.28     5.58
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                4%        16%       33%       60%       71%      53%
--------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2001 (unaudited).
(2) As a result of voluntary expense limitations, the expense ratio will not exceed 0.80%.
(3) Per share amounts have been calculated using the monthly average shares method.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1, those amounts would have been $0.32, $0.04 and 4.80% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplement data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(5) As a result of voluntary expense limitations, the expense ratio will not exceed 0.85% for Class A shares.
 ++ Total return is not annualized as it may not be representative of the total return for the year.
 +  Annualized.


    41    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                 New York Portfolio
                               ------------------------------------------------------
Class B Shares                 2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998    1997
------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period            $13.42      $12.78    $13.68    $13.89   $13.15  $13.18
------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income/(3)/       0.29        0.60      0.61      0.61     0.65    0.67
  Net realized and unrealized
   gain (loss)/(3)/                0.03        0.64     (0.90)     0.07     0.80   (0.03)
------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                        0.32        1.24     (0.29)     0.68     1.45    0.64
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.29)      (0.60)    (0.60)    (0.62)   (0.66)  (0.67)
  Net realized gains                 --          --     (0.01)    (0.27)   (0.05)     --
------------------------------------------------------------------------------------------
Total Distributions               (0.29)      (0.60)    (0.61)    (0.89)   (0.71)  (0.67)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period   $13.45      $13.42    $12.78    $13.68   $13.89  $13.15
------------------------------------------------------------------------------------------
Total Return                       2.44%++     9.96%    (2.09)%    5.02%   11.19%   4.96%
------------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)          $146        $148      $156      $192     $195    $185
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                    1.22%+      1.22%     1.23%     1.23%    1.23%   1.27%
  Net investment income/(3)/       4.31+       4.63      4.67      4.42     4.76    5.06
------------------------------------------------------------------------------------------
Portfolio Turnover Rate               4%         16%       33%       60%      71%     53%
------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, those amounts would have been $0.28, $0.04 and 4.27% for net investment income, net realized and unrealized gain and ratio net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(4) As a result of voluntary expense limitations, the expense ratio will not exceed 1.35% for Class B shares
 ++ Total return is not annualized as it may not be representative of the total return for the year.
 +  Annualized.


    42    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                    New York Portfolio
                               ------------------------------------------------------------
Class L Shares                 2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/  1998     1997
-----------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period              $13.41     $12.77    $13.67      $13.88     $13.14   $13.17
-----------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income/(4)/        0.29       0.58      0.60        0.60       0.64     0.66
  Net realized and unrealized
   gain (loss)/(4)/                 0.03       0.65     (0.90)       0.07       0.80    (0.02)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                         0.32       1.23     (0.30)       0.67       1.44     0.64
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.29)     (0.59)    (0.59)      (0.61)     (0.65)   (0.67)
  Net realized gains                  --         --     (0.01)      (0.27)     (0.05)      --
-----------------------------------------------------------------------------------------------
Total Distributions                (0.29)     (0.59)    (0.60)      (0.88)     (0.70)   (0.67)
-----------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                    $13.44     $13.41    $12.77      $13.67     $13.88   $13.14
-----------------------------------------------------------------------------------------------
Total Return                        2.41%++    9.91%    (2.14)%      4.95%     11.13%    4.91%
-----------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)            $39,470    $32,449   $17,633     $18,221    $10,611  $10,055
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                     1.25%+     1.26%     1.27%       1.27%      1.28%    1.32%
  Net investment income/(4)/        4.27+      4.55      4.64        4.37       4.71     5.01
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                4%        16%       33%         60%        71%      53%
-----------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1, those amounts would have been $0.28, $0.04 and 4.23% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(5) As a result of voluntary expense limitations, the expense ratio will not exceed 1.40% for Class L shares.
 ++ Total return is not annualized as it may not be representative of the total return for the year.
 +  Annualized.


    43    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                     New York Portfolio
                                                   ----------------------
   Class Y Shares                                  2001/(1)(2)/ 2001/(2)(3)/
   --------------------------------------------------------------------------
   Net Asset Value, Beginning of Period               $13.42       $13.46
   --------------------------------------------------------------------------
   Income (Loss) From Operations:
     Net investment income/(4)/                         0.34         0.16
     Net realized and unrealized gain (loss)/(4)/       0.03        (0.03)
   --------------------------------------------------------------------------
   Total Income From Operations                         0.37         0.13
   --------------------------------------------------------------------------
   Less Distributions From:
     Net investment income                             (0.34)       (0.17)
     Net realized gains                                   --           --
   --------------------------------------------------------------------------
   Total Distributions                                 (0.34)       (0.17)
   --------------------------------------------------------------------------
   Net Asset Value, End of Period                     $13.45       $13.42
   --------------------------------------------------------------------------
   Total Return++                                       2.80%        1.00%
   --------------------------------------------------------------------------
   Net Assets, End of Period (000s)                  $10,339      $10,103
   --------------------------------------------------------------------------
   Ratios to Average Net Assets+:
     Expenses/(5)/                                      0.52%        0.54%
     Net investment income/(4)/                         5.01         4.97
   --------------------------------------------------------------------------
   Portfolio Turnover Rate                                 4%          16%
   --------------------------------------------------------------------------
(1) For the six months ended September 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period January 4, 2001 (inception date) to March 31, 2001.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1, those amounts would have been $0.33, $0.04 and 4.97% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(5) As a result of voluntary expense limitations, the expense ratio will not exceed 0.70% for Class Y shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



    44    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                                   MUNI FUNDS


              TRUSTEES               INVESTMENT MANAGER
              Lee Abraham            Smith Barney Fund
              Allan J. Bloostein      Management LLC
              Jane F. Dasher
              Donald R. Foley        DISTRIBUTOR
              Richard E. Hanson, Jr. Salomon Smith Barney Inc.
              Paul Hardin
              Heath B. McLendon,     CUSTODIAN
               Chairman              PFPC Trust Company
              Roderick C. Rasmussen
              John P. Toolan         TRANSFER AGENT
              Joseph H. Fleiss,      Citi Fiduciary Trust Company
               Emeritus              125 Broad Street, 11th Floor
                                     New York, New York 10004
              OFFICERS
              Heath B. McLendon      SUB-TRANSFER AGENT
              President and Chief    PFPC Global Fund Services
              Executive Officer      P.O. Box 9699
                                     Providence, Rhode Island
              Lewis E. Daidone       02940-9699
              Senior Vice President
              and Treasurer

              Joseph P. Deane
              Vice President

              Joseph Benevento
              Vice President

              Irving P. David
              Controller -- New York
              Money Market Portfolio

              Paul A. Brook
              Controller -- New York
              Portfolio

              Christina T. Sydor
              Secretary

  Smith Barney Muni Funds





  This report is submitted for the general information of shareholders of Smith Barney Muni Funds -- New York Money Market and New York Portfolios, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after December 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY MUNI FUNDS
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds




                              SalomonSmithBarney
                         ----------------------------
                          A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0807 11/01

                                  SMITH BARNEY
                                   MUNI FUNDS

                      MASSACHUSETTS MONEY MARKET PORTFOLIO

                     SEMI-ANNUAL REPORT | SEPTEMBER 30, 2001

                                     [LOGO]
                                  SMITH BARNEY
                                  MUTUAL FUNDS
                 YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED (SM)

             NOT FDIC INSURED - NOT BANK GUARANTEED - MAY LOSE VALUE

DEAR SHAREHOLDER,

We are pleased to provide the semi-annual report for Smith Barney Muni Funds -- Massachusetts Money Market Portfolio ("Portfolio") for the period ended September 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

           [PHOTO OF HEATH B. MCLENDON] [PHOTO OF JOSEPH P.DEANE]

                    CHAIRMAN                VICE PRESIDENT
                          [PHOTO OF JOSEPH BENEVENTO]
                                 VICE PRESIDENT

SPECIAL SHAREHOLDER NOTICE

As you may know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed during the September 11th terrorist attack. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan and have been in full operation since the markets reopened. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends. We can assure you that this event did not affect the management of your investments at all; as always, they have been well protected and managed under the watchful eye of our investment professionals.

PERFORMANCE UPDATE

As of September 30, 2001, the Portfolio's seven-day current yield was 1.83%. The Portfolio's seven-day effective yield(1) -- which reflects compounding -- was 1.85%.

----------
(1) THE SEVEN-DAY EFFECTIVE YIELD IS CALCULATED SIMILARLY TO THE SEVEN-DAY CURRENT YIELD BUT, WHEN ANNUALIZED, THE INCOME EARNED BY AN INVESTMENT IN THE PORTFOLIO OR THE CLASS IS ASSUMED TO BE REINVESTED. THE EFFECTIVE YIELD WILL BE SLIGHTLY HIGHER THAN THE CURRENT YIELD BECAUSE OF THE COMPOUNDING EFFECT OF THE ASSUMED REINVESTMENT.

 1     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

INVESTMENT STRATEGY

The Portfolio seeks to provide investors with tax-exempt income(2) from both federal income taxes and Massachusetts personal taxes by investing in a portfolio of high-quality short-term municipal obligations selected for liquidity and stability of principal.

The Portfolio's managers use a system of fundamental credit analysis to build its portfolio. They only select securities of issuers that they believe present minimal credit risk.

Please note that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

MARKET AND PORTFOLIO REVIEW

Faced with economic deceleration, the U.S. Federal Reserve Board ("Fed") began 2001 with an aggressive campaign of easing (i.e., reducing) interest rates. Until recently, it appeared that the Fed was near the end of its rate cuts. The tragic events of September 11, 2001, however, changed monetary policy significantly. Since that day, the Federal Open Market Committee ("FOMC")(3) lowered short-term rates three times in 50 basis point(4) increments. It lowered rates once with an intra-meeting move on September 17th before the equity markets reopened, once at the FOMC meeting on October 2nd and, most recently on November 6th. Please note that the October 2nd and November 6th rate reduction both occurred after the reporting period ended. The federal funds rate ("fed funds rate")(5) now stands at 2.00%, its lowest level in four decades.

Since the beginning of 2001, the Fed has cut the fed funds rate 450 basis points (4.50%) in the hopes of stimulating the economy. Economic growth, which has been moderating all year, will now have to absorb the slowdown created by the recent terrorist attacks. The economy, which has been contracting all year, will now have to absorb the slowdown created by the recent terrorist attacks. In addition to the accommodative stance on interest rates, Congress is working to craft a second package of tax cuts to help stimulate growth.

During an earlier period of economic expansion, we believe the Commonwealth of Massachusetts demonstrated strong fiscal management by building financial reserves and reducing its reliance on short-term operating debt. We believe these

----------
(2) PLEASE NOTE A PORTION OF THE INCOME FROM THE PORTFOLIO IS SUBJECT TO THE ALTERNATIVE MINIMUM TAX ("AMT").
(3) THE FOMC IS A POLICY-MAKING BODY OF THE FEDERAL RESERVE SYSTEM RESPONSIBLE FOR THE FORMULATION OF A POLICY DESIGNED TO PROMOTE ECONOMIC GROWTH, FULL EMPLOYMENT, STABLE PRICES, AND A SUSTAINABLE PATTERN OF INTERNATIONAL TRADE AND PAYMENTS.
(4)  A BASIS POINT IS 0.01%, OR ONE ONE-HUNDREDTH OF A PERCENT.
(5) THE FED FUNDS RATE IS THE INTEREST RATE THAT BANKS WITH EXCESS RESERVES AT A FEDERAL RESERVE DISTRICT BANK CHARGE. THE FED FUNDS RATE OFTEN POINTS TO THE DIRECTION OF U.S. INTEREST RATES.

 2     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders
two steps will help Massachusetts weather the economic downturn as it contends with an income tax cut. In November 2000, the residents of Massachusetts approved a tax cut plan that will gradually reduce the personal income-tax rate to 5.00% by January 2003.

While it is estimated that the tax cut will cost the state $460 million in fiscal year 2002, we believe that a balanced budget will be achieved through spending adjustments. Massachusetts is also constrained by a relatively high-debt burden related to the Central Artery project, a technologically complex highway program managed by the Massachusetts Turnpike Authority. Currently, the project is two-thirds complete, and spending has peaked. The Commonwealth of Massachusetts continues to display the financial capacity and political determination to complete the project. While there may be financial constraints for Massachusetts from both tax cuts and an increased debt load related to the Central Artery project, we believe both will ultimately add to the state's long-term competitiveness.

MARKET AND PORTFOLIO UPDATE

Given the decline in short-term rates, in our opinion the Portfolio has benefited from a longer average maturity during the period. Going forward, we will remain vigilant with respect to credit quality and diversification, focusing on a high-quality, liquid mix of variable-rate and fixed-rate issues seeking to maximize current income. In the coming months, we anticipate maintaining an average maturity target of 55 to 60 days.

In closing, thank you for investing in the Smith Barney Muni Funds -- Massachusetts Money Market Portfolio.

Sincerely,


/s/ Heath B. McLendon        /s/ Joseph P. Deane      /s/ Joseph Benevento


Heath B. McLendon            Joseph P. Deane          Joseph Benevento
Chairman                     Vice President           Vice President


NOVEMBER 6, 2001

THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIO. PLEASE REFER TO PAGES 4 THROUGH 6 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS IS AS OF SEPTEMBER 30, 2001 AND IS SUBJECT TO CHANGE.

    3     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED)                       SEPTEMBER 30, 2001

FACE
AMOUNT       RATING(a)                SECURITY                                                   VALUE
---------------------------------------------------------------------------------------------------------
$   2,650,000  NR++       Barnstable BAN 4.25% due 3/15/02                                   $  2,663,838
    8,360,000  Aa2*       Boston GO Series A 4.25% due 2/1/02                                   8,388,816
      950,000  A-1+       Boston Water Sewer Series A 2.15% VRDO                                  950,000
    5,334,000  VMIG 1*    Clipper Tax Exempt Trust Series 98-8 PART AMBAC-Insured
                          2.38% VRDO                                                            5,334,000
    8,900,000  MIG 1*     Concord BAN 4.00% due 3/1/02                                          8,928,535
   11,600,000  MIG 1*     Dartmouth BAN 4.75% due 11/28/01                                     11,608,346
      400,000  Aaa*       Dartmouth FSA-Insured 4.00% due 4/1/02                                  401,690
      500,000  MIG 1*     Holliston BAN 4.75% due 12/13/01                                        501,494
    8,500,000  MIG 1*     Lancaster BAN 3.25% due 4/26/02                                       8,539,386
                          Massachusetts Bay Transportation Authority:
      400,000  A-1        2.40% VRDO                                                              400,000
      800,000  A-1+       Series 156 2.75% VRDO                                                   800,000
                          Massachusetts Development Finance Agency Revenue:
    3,100,000  A-1+       Assumption College 2.15% VRDO                                         3,100,000
    2,520,000  A-1        Cider Mill Farms Series 99 2.25% VRDO AMT                             2,520,000
   12,500,000  A-1+       Draper Laboratory Issue MBIA-Insured 2.15% VRDO                      12,500,000
    4,000,000  NR++       Epichem Inc. 2.35% VRDO AMT                                           4,000,000
    1,200,000  NR(+)      Hatfield Inc. Project 2.35% VRDO AMT                                  1,200,000
    4,850,000  A-1+       Individual Development Tsubaki Inc. 2.33% VRDO AMT                    4,850,000
    1,890,000  Aa3*       Mount Holyoke College 4.00% due 7/1/02                                1,908,985
   18,845,000  VMIG 1*    Notre Dame Health Care 2.25% VRDO                                    18,845,000
    3,500,000  A-1+       Solid Waste Newark Group Series A 2.15% VRDO                          3,500,000
    2,750,000  A-1        Whalers Cove Project 2.25% VRDO                                       2,750,000
                          Massachusetts HEFA:
    1,700,000  AA+        Amherst College Series E 6.75% due 11/1/01                            1,740,033
    2,400,000  A-1        Berklee College of Music Series D 2.05% VRDO                          2,400,000
    2,905,000  A-1        Berklee College Series 385 MBIA-Insured 2.23% VRDO                    2,905,000
    2,700,000  VMIG 1*    Capital Asset Program Series E 2.65% VRDO                             2,700,000
    4,925,000  VMIG 1*    Corporate Independent Living Series 99 2.10% VRDO                     4,925,000
    1,355,000  A-1        Hallmark Health Systems Series B FSA-Insured
                          2.30% VRDO                                                            1,355,000
                          Harvard University:
    2,300,000  A-1+       Series 97 2.75% VRDO                                                  2,300,000
    2,600,000  A-1+       Series L 2.05% VRDO                                                   2,600,000
      200,000  A-1+       Series R 2.00% VRDO                                                     200,000
      800,000  A-1+       Massachusetts Institutional Technology J2 2.00% VRDO                    800,000
                          Partners Healthcare System FSA-Insured:
    2,450,000  A-1+       2.10% VRDO                                                            2,450,000
    6,500,000  A-1+       2.15% VRDO                                                            6,500,000
    8,395,000  VMIG 1*    Simmons College Merlot Series D PART 2.34% VRDO                       8,395,000
    5,200,000  A-1+       University of Massachusetts Series A 2.05% VRDO                       5,200,000
    3,460,000  A-1+       Williams College Series SGA 65 PART FSA-Insured
                          2.75% VRDO                                                            3,460,000

                     SEE NOTES TO FINANCIAL STATEMENTS.


 4     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)            SEPTEMBER 30, 2001

FACE
AMOUNT           RATING(a)                         SECURITY                             VALUE
------------------------------------------------------------------------------------------------
                         Massachusetts HFA:
$   6,600,000  VMIG 1*     MFH Princeton Crossings Series A 2.45% VRDO AMT          $  6,600,000
    2,200,000  A-1+        MFH Project A 2.15% VRDO                                    2,200,000
    6,050,000  A-1+        MFH Series A 2.15% VRDO                                     6,050,000
    2,015,000  A-1         Municipal Securities Trust Series 1997-9 PART
                              Class A Shares MBIA-Insured 2.36% VRDO                   2,015,000
                         Massachusetts Industrial Finance Agency:
    1,420,000  A-1         420 Newburyport Turnpike Series 98 2.25% VRDO AMT           1,420,000
      400,000  A-1+        Gordon College 2.30% VRDO                                     400,000
      800,000  NR(+)       Peterson American Corp. 2.50% VRDO AMT                        800,000
    1,910,000  A-1         Society Prevention Cruelty to Animals 2.25% VRDO AMT        1,910,000
                         Massachusetts Municipal Wholesale Electric Co:
    3,000,000  A-1+        2.60% due 10/11/01 TECP                                     3,000,000
    3,000,000  A-1+        2.60% due 11/8/01 TECP                                      3,000,000
    3,260,000  A-1+        2.25% due 12/11/01 TECP                                     3,260,000
    7,200,000  A-1+        MBIA-Insured 2.15% VRDO                                     7,200,000
    4,740,000  A-1       Massachusetts Port Authority Municipal Securities
                           Trust Certificates 2001-155A AMBAC-Insured
                           2.54% due 12/12/01                                          4,740,000
    2,500,000  A-1       Massachusetts State Development Financial Agency
                           2.45% due 12/14/01 TECP                                     2,500,000
                         Massachusetts State GO:
    2,000,000  VMIG 1*     Series 420 2.28% VRDO                                       2,000,000
    5,300,000  A-1+        Series A 2.20% VRDO                                         5,300,000
   10,000,000  VMIG 1*     Turnpike Authority Floater Certificates Series 335
                              PART AMBAC-Insured 2.28% VRDO                           10,000,000
    5,000,000  A-1+      Massachusetts Water Authority Recovery Series 94
                           2.45% due 1/14/02                                           5,000,000
    6,400,000  A-1+      Massachusetts Water Authority Series 95
                           2.55% due 10/10/01                                          6,400,000
                         Massachusetts Water Resource Authority:
    6,865,000  VMIG 1*     Floater Certificates Series 336 PART FSA-Insured
                              2.43% VRDO                                               6,865,000
   12,500,000  A-1+        Multi Modal Series D FGIC-Insured 2.15% VRDO               12,500,000
      485,000  VMIG 1*     Pollution Abatement Floating Trust 182 PART
                              2.28% VRDO                                                 485,000
    4,000,000  A-1+        Series A FGIC-Insured 6.75% due 7/15/02                     4,205,729
    1,600,000  A-1+        Series C FGIC-Insured 2.15% VRDO                            1,600,000
    5,000,000  NR(+)     Millbury Massachusetts BANS 3.75% due 4/19/02                 5,015,644
    2,204,717  NR++      Nantucket 3.50% due 7/26/02                                   2,220,492
    1,715,000  NR++      New Bedford BANS 5.00% due 5/1/02                             1,732,498
    5,000,000  MIG 1*    Newton BANS 3.10% due 8/29/02                                 5,026,605
                         Pittsfield BAN:
    1,900,000  SP-1+       5.00% due 10/12/01                                          1,901,363
    1,730,000  SP-1+       3.10% due 4/15/02                                           1,735,492

                       SEE NOTES TO FINANCIAL STATEMENTS.

 5     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)        SEPTEMBER 30, 2001

FACE
AMOUNT       RATING(a)                SECURITY                                    VALUE
--------------------------------------------------------------------------------------------
                        Springfield BAN:
$  7,500,000 MIG 1*        4.88% due 11/13/01                                  $  7,504,011
   4,290,000 NR++          3.25% due 6/21/02                                      4,305,033
   1,831,000 AAA        Springfield FGIC-Insured 3.50% due 8/1/02                 1,843,708
   3,693,000 NR(+)      Webster BANS 3.50% due 4/17/02                            3,698,810
--------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%

                        (Cost-- $286,054,508)                                  $286,054,508
============================================================================================

(a) ALL RATINGS ARE BY STANDARD & POOR'S RATINGS SERVICE ("STANDARD & POOR'S"), EXCEPT THOSE IDENTIFIED BY AN ASTERISK (*) WHICH ARE RATED BY MOODY'S INVESTORS SERVICE, INC. ("MOODY'S").
(+) SECURITY HAS NOT BEEN RATED BY EITHER MOODY'S OR STANDARD & POOR'S. HOWEVER, THE BOARD OF TRUSTEES HAS DETERMINED THAT THE SECURITY PRESENTS MINIMAL CREDIT RISK.
++ SECURITY HAS NOT BEEN RATED BY EITHER MOODY'S OR STANDARD & POOR'S. HOWEVER, THE BOARD OF TRUSTEES HAD DETERMINED THIS SECURITY TO BE CONSIDERED A FIRST TIER QUALITY ISSUE DUE TO ENHANCEMENT FEATURES, SUCH AS INSURANCE AND/OR IRREVOCABLE LETTERS OF CREDIT.
**   AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

     See pages 7 and 8 for definitions of ratings and certain security descriptions.

                     SEE NOTES TO FINANCIAL STATEMENTS.


 6     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

STANDARD & POOR'S RATINGS SERVICE ("STANDARD & POOR'S") -- Rating "AA" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Numerical modifiers 1, 2, and 3 may be applied to generic rating "Aa", where 1 is the highest and 3 the lowest rating within its generic category.
Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  --  Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

SHORT TERM SECURITIES RATINGS (UNAUDITED)

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

MIG 1  -- Moody's highest rate for short-term municipal obligations.

NR     -- Indicates that the bond is not rated by either Standard & Poor's or
          Moody's.

    7     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

SECURITY DESCRIPTIONS (UNAUDITED)

ABAG       -- Association of Bay Area Governments
AIG        -- American International Guaranty
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
CONNIE
 LEE       -- College Construction LoanInsurance Association
COP        -- Certificate of Participation
CSD        -- Central School District
EDA        -- Economic Development Authority
ETM        -- Escrowed To Maturity
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FLAIRS     -- Floating Adjustable Interest Rate Securities
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Federal Savings Association
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HEFA       -- Heath & Educational Facilities Authority
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MFH        -- Multi-Family Housing
MUD        -- Municipal Utilities District
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PART       -- Partnership Structure
PCR        -- Pollution Control Revenue
RAN        -- Revenue Anticipation Notes
RAW        -- Revenue Anticipation Warrants
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
SWAP       -- Swap Structure
TAN        -- Tax Anticipation Notes
TECP       -- Tax Exempt Commercial Paper
TOB        -- Tender Option Bond Structure
TRAN       -- Tax and Revenue Anticipation Notes
UFSD       -- Unified Free School District
UHSD       -- Unified High School District
USD        -- Unified School District
VA         -- Veterans Administration
VRDO       -- Variable Rate Demand Obligation
VRWE       -- Variable Rate Wednesday Demand

 8     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)              SEPTEMBER 30, 2001
-------------------------------------------------------------------------------

ASSETS:

   Investments, at amortized cost                                  $286,054,508
   Receivable for securities sold                                    15,595,000
   Interest receivable                                                2,293,569
   Other assets                                                             316
-------------------------------------------------------------------------------
   TOTAL ASSETS                                                     303,943,393
-------------------------------------------------------------------------------
LIABILITIES:

   Dividends payable                                                    212,115
   Management fee payable                                               121,150
   Distribution fees payable                                              6,104
   Accrued expenses                                                     105,533
-------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                    444,902
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $303,498,491
===============================================================================
NET ASSETS:

   Par value of shares of beneficial interest                      $    303,498
   Capital paid in excess of par value                              303,194,993
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $303,498,491
===============================================================================
SHARES OUTSTANDING                                                  303,498,491
-------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE                                         $       1.00
===============================================================================

                     SEE NOTES TO FINANCIAL STATEMENTS.

 9     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
   Interest                                                          $4,760,457
-------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 4)                                              781,352
   Distribution fees (Note 4)                                           149,087
   Shareholder and system servicing fees                                 31,090
   Shareholder communications                                            23,087
   Registration fees                                                     21,765
   Audit and legal                                                        9,642
   Custody                                                                8,052
   Trustees' fees                                                         2,562
   Other                                                                  4,611
-------------------------------------------------------------------------------
   TOTAL EXPENSES                                                     1,031,248
   Less: Management fee waiver (Note 4)                                 (14,057)
-------------------------------------------------------------------------------
   NET EXPENSES                                                       1,017,191
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                $3,743,266
===============================================================================

                      SEE NOTES TO FINANCIAL STATEMENTS.


 10     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 AND THE YEAR ENDED MARCH 31, 2001

                                                   SEPTEMBER 30       MARCH 31
--------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                       $   3,743,266     $     9,443,128
--------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM OPERATIONS          3,743,266           9,443,128
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                          (3,743,266)         (9,443,128)
--------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS                (3,743,266)         (9,443,128)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares              476,994,210       1,283,572,048
   Net asset value of shares issued for
   reinvestment of dividends                       3,978,454           9,176,531
   Cost of shares reacquired                    (513,430,820)     (1,216,386,321)
--------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS                     (32,458,156)         76,362,258
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                (32,458,156)         76,362,258
NET ASSETS:
   Beginning of period                           335,956,647         259,594,389
--------------------------------------------------------------------------------
   END OF PERIOD                               $ 303,498,491     $   335,956,647
================================================================================

               SEE NOTES TO FINANCIAL STATEMENTS.


    11   Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

The Massachusetts Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, National, New York, Pennsylvania, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   PORTFOLIO CONCENTRATION

Since the Portfolio invests primarily in obligations of issuers within Massachusetts, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Massachusetts.

 12     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

3.   EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly. For the six months ended September 30, 2001, SBFM waived a portion of their management fee amounting to $14,057.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended September 30, 2001, the Portfolio paid transfer agent fees of $18,837 to CFTC.

 13     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as a members of the selling group.

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

5.   Shares of Beneficial Interest

At September 30, 2001, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Portfolio were as follows:

                                         SIX MONTHS ENDED         YEAR ENDED
                                        SEPTEMBER 30, 2001      MARCH 31, 2001
-------------------------------------------------------------------------------
CLASS A
Shares sold                                 476,994,210         1,283,572,048
Shares issued on reinvestment                 3,978,454             9,176,531
Shares reacquired                          (513,430,820)       (1,216,386,321)
-------------------------------------------------------------------------------
Net Increase (Decrease)                     (32,458,156)           76,362,258
===============================================================================

 14     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES                                2001(1)        2001      2000(2)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $   1.00       $  1.00   $   1.00
--------------------------------------------------------------------------------
   Net investment income(3)                      0.019         0.034      0.016
   Dividends from net investment income         (0.019)       (0.034)    (0.016)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $   1.00       $  1.00   $   1.00
--------------------------------------------------------------------------------
TOTAL RETURN                                      1.20%++       3.46%      1.66%++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)            $    303       $   336   $    260
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(4)                                 0.65%(+)      0.65%      0.65%(+)
   Net investment income                          2.40(+)       3.36       3.05(+)
--------------------------------------------------------------------------------

(1)  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED).
(2) FOR THE PERIOD FROM SEPTEMBER 14, 1999 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2000.
(3) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001, THE YEAR ENDED MARCH 31, 2001 AND THE PERIOD ENDED MARCH 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE DECREASES TO NET INVESTMENT INCOME AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                         Per Share Decreases            Expense Ratios
                       to Net Investment Income       Without Fee Waiver
                       ------------------------       ------------------
   2001(1)                     $ 0.000                     0.66%(+)
   2001                          0.000*                    0.66
   2000                          0.001                     0.76(+)

(4) AS A RESULT OF VOLUNTARY EXPENSE LIMITATIONS, THE EXPENSE RATIO WILL NOT EXCEED 0.80%.
*    AMOUNT REPRESENTS LESS THAN $0.001 PER SHARE.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
(+)  ANNUALIZED.

 15     Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

                                  SMITH BARNEY
                                   MUNI FUNDS

TRUSTEES
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon,
  Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph Benevento
Vice President

Joseph P. Deane
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
Smith Barney Fund
  Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

SMITH BARNEY MUNI FUNDS

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds - Massachusetts Money Market Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after December 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds 125
Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

SALOMON SMITH BARNEY
A MEMBER OF CITIGROUP


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD 01736 11/01

              --------------------------------------------------
                                 SMITH BARNEY
                                  MUNI FUNDS
                            LIMITED TERM PORTFOLIO
              --------------------------------------------------

        STYLE PURE SERIES  |  SEMI-ANNUAL REPORT  |  SEPTEMBER 30, 2001




                              [LOGO] Smith Barney
                                 Mutual Funds
                Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO OF ]
HEATH B. MCLENDON
Chairman

[PHOTO]
PETER M. COFFEY
Vice President

Dear Shareholder,
We are pleased to provide the semi-annual report for the Smith Barney Muni Funds -- Limited Term Port-folio ("Portfolio") for the period ended September 30, 2001. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Shareholder Notice
As you may know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed during the September 11th terrorist attack. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan and have been in full operation since the markets reopened. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends. We can assure you that this event did not affect the management of your investments; as always, they have been well protected and managed under the watchful eye of our investment professionals.

Investment Strategy
The Portfolio seeks as high a level of income exempt from federal income taxes/1/ as is consistent with prudent investing. The Portfolio normally invests in securities that have remaining maturities of 20 years or less and maintains an average effective maturity of between 3 and 10 years. While past performance is not indicative of future results, Peter Coffey and his investment team believe intermediate-term municipal bonds currently offer investment opportunities for investors seeking tax-exempt income as compared to tax exempt bonds of other maturities because historically intermediate-term high quality municipal bonds have offered higher yield potential than shorter-term bonds and potentially less market volatility than longer-term maturity municipal bonds.
--------
1Please note a portion of the income from the Portfolio may be subject to the Alternative Minimum Tax ("AMT").



      1 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Especially in times of sharply falling interest rates, such as in today's market environment, it may make sense for investors to consider investing in a fund that invests in fixed-income securities. While having additional credit risk than money market funds, the Portfolio invests in investment-grade securities, which tend to have a longer duration than those securities in a money market fund, with the potential for higher yield. Of course, if short-term yields decrease, the Portfolio's yield will decrease as well. Please note that the Portfolio is not a money market fund. Unlike a money market fund, the Portfolio does not seek to maintain a stable net asset value of $1.00.

                                            Lipper Money Market
 Limited Term Portfolio -- Class A Shares  Funds Category Average
----------------------------------------   ----------------------
           5.32% 30-Day Yield                2.57% 30-Day Yield
             as of 9/30/01                     as of 9/30/01
 Source: Citigroup Asset Management and Lipper Inc.
 Past performance is not indicative of future results.

 The Portfolio's 30-Day Yield is the average annualized net investment income per share for the 30 days ended 9/30/01. The Limited Term Portfolio -- Class A shares returned 6.80%, 4.79% and 6.08% for the one-, five- and since inception periods, respectively. All figures include the 2.00% maximum front-end sales charge and are as of September 30, 2001. Average annual total return assumes the reinvestment of dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Share prices, yield and investment returns fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Results for other share classes will differ.

 The Lipper 30-Day money market funds category average yield is based on 384 funds in the money market category, as defined by Lipper Inc., and is based on the past 30-day period through September 30, 2001. Remember that yields will fluctuate. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although, a money market fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in it. The Portfolio is subject to fluctuations in share prices as interest rates rise and fall.


Performance Update
For the period ended September 30, 2001, the Portfolio's Class A shares without sales charges returned 3.64%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Municipal Index")/2/ returned 3.48%. Past performance is not indicative of future results.
--------
2The Lehman Municipal Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.


      2 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

Market and Portfolio Review
We believe that, even before September 11th, the economy had been contracting throughout the year and was nearing, if not already in, a recession. The U.S. Federal Reserve Board ("Fed") began the year 2001 with an aggressive campaign of easing monetary policy (i.e., reducing short-term interest rates) in an effort to bolster the flagging economy. Through August 2001, the Fed had cut short-term interest rates seven times, from 6.5% to 3.5%, and appeared to be nearing the end of its rate cutting campaign. Since the attacks, the Fed has pumped additional liquidity into the system and reduced short-term interest rates twice in 50 basis point/3/ increments; once with an intra-meeting move on September 17th, before the equity market reopened after the terrorist attack, and once on October 2nd, which was after the reporting period ended. The federal funds rate ("fed funds rate")/4/ now stands at 2.5%, its lowest level in four decades. Congress has also enacted emergency spending measures and is working to craft a second package of tax cuts to help stimulate economic growth.

During the period, the municipal market reacted favorably to the cuts in short-term rates. Consequently, yields declined steadily from the last week in May to the end of August. Quality spreads, the difference in yields between higher credit quality and lower credit quality debt, also contracted. This market action contributed to the Portfolio's positive total return.

After the attacks, yields on longer-term municipal securities and other long-term debt increased as short-term rates plummeted further. Quality spreads widened again, although not as much in the municipal market as in the corporate arena, with the notable exception of special facilities debt backed by corporate entities (i.e., the airlines, in particular). Yields on longer-term municipal bonds are now only slightly higher than they were at the lows reached at the end of August.

Market and Portfolio Outlook
Looking ahead, it is impossible to forecast the impact of further terrorism. Nonetheless, we are confident that, in the end, the U.S. will prevail in the war on terrorism.

We believe the quantum leap in security measures that will be needed throughout the country in response to the terrorist attack will be quite costly. As a result, productivity may decline at least in the near-term, though we believe productivity loss is unavoidable. Historically, war has initiated inflation fears, but given the beleaguered economic state of the U.S. and the rest of the world, we

--------
3A basis point is 0.01% or one-hundredth of a percent.
4The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


      3 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders feel it is unlikely that inflation will resurge any time soon. Rather, the risks still seem skewed toward unwanted deflation. The economy is likely to show further weakness before applied fiscal and monetary stimulus can start the recovery process. This leaves the Fed with leeway for additional rate cuts. Even with short-term rates at their lowest levels in four decades, we still expect the Fed will lower rates at least once more before year-end.

We believe that after experiencing years of surpluses most state and local governments are well positioned fiscally. Nonetheless, the economic downturn is prompting many municipalities to cut budgets or contend with projected deficits. We believe the expanding role of the Federal government to meet the challenges of defending and rebuilding will also place additional burdens on state and local governments. We anticipate this will further increase municipal new issue volume from an already high level. While demand has been quite strong, it is not clear if demand levels will be sufficient to absorb additional supply without a correction. Therefore, our strategy is to place additional emphasis on credit quality and higher coupon structures. We will exercise caution in taking trading opportunities.

Thank you for investing in the Smith Barney Muni Funds -- Limited Term Portfolio. We look forward to helping you as you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon   /s/ Peter M. Coffey

Heath B. McLendon       Peter M. Coffey
Chairman                Vice President

October 20, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 9 through 19 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of September 30, 2001 and is subject to change.


      4 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Historical Performance -- Class A Shares



               Net Asset Value
             -------------------
             Beginning    End     Income      Total
Period Ended of Period of Period Dividends Returns/(1)/
--------------------------------------------------------
  9/30/01      $6.51     $6.57     $0.17       3.64%+
--------------------------------------------------------
  3/31/01       6.36      6.51      0.35       8.06
--------------------------------------------------------
  3/31/00       6.78      6.36      0.32      (1.46)
--------------------------------------------------------
  3/31/99       6.76      6.78      0.33       5.29
--------------------------------------------------------
  3/31/98       6.54      6.76      0.34       8.66
--------------------------------------------------------
  3/31/97       6.61      6.54      0.35       4.30
--------------------------------------------------------
  3/31/96       6.54      6.61      0.36       6.65
--------------------------------------------------------
  3/31/95       6.55      6.54      0.37       5.69
--------------------------------------------------------
  3/31/94       6.68      6.55      0.37       3.65
--------------------------------------------------------
  3/31/93       6.45      6.68      0.39       9.82
--------------------------------------------------------
  3/31/92       6.38      6.45      0.42       7.99
--------------------------------------------------------
  Total                            $3.77
--------------------------------------------------------

 Historical Performance -- Class L Shares

                       Net Asset Value
                     -------------------
                     Beginning    End     Income      Total
Period Ended         of Period of Period Dividends Returns/(1)/
----------------------------------------------------------------
9/30/01                $6.52     $6.58     $0.17       3.53%+
----------------------------------------------------------------
3/31/01                 6.37      6.52      0.33       7.82
----------------------------------------------------------------
3/31/00                 6.79      6.37      0.30      (1.69)
----------------------------------------------------------------
3/31/99                 6.76      6.79      0.31       5.04
----------------------------------------------------------------
3/31/98                 6.54      6.76      0.32       8.36
----------------------------------------------------------------
3/31/97                 6.61      6.54      0.34       4.10
----------------------------------------------------------------
3/31/96                 6.54      6.61      0.34       6.45
----------------------------------------------------------------
3/31/95                 6.54      6.54      0.35       5.51
----------------------------------------------------------------
3/31/94                 6.68      6.54      0.35       3.15
----------------------------------------------------------------
Inception* - 3/31/93    6.62      6.68      0.09       2.28+
----------------------------------------------------------------
Total                                      $2.90
----------------------------------------------------------------


     5   Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Historical Performance -- Class Y Shares



                                       Net Asset Value
                                     -------------------
                                     Beginning    End     Income      Total
Period Ended                         of Period of Period Dividends Returns/(1)/
--------------------------------------------------------------------------------
9/30/01                                $6.51     $6.57     $0.18       3.74%+
--------------------------------------------------------------------------------
3/31/01                                 6.36      6.51      0.36       8.26
--------------------------------------------------------------------------------
3/31/00                                 6.78      6.36      0.33      (1.31)
--------------------------------------------------------------------------------
Inception* - 3/31/99                    6.82      6.78      0.14       1.46+
--------------------------------------------------------------------------------
Total                                                      $1.01
--------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

 Average Annual Total Returns

                                                       Without Sales Charges/(1)/
                                                       ------------------------
                                                       Class A    Class L Class Y
  --------------------------------------------------------------------------------
  Six Months Ended 9/30/01+                              3.64%      3.53%   3.74%
  --------------------------------------------------------------------------------
  Year Ended 9/30/01                                     8.98       8.75    9.18
  --------------------------------------------------------------------------------
  Five Years Ended 9/30/01                               5.20       4.98    N/A
  --------------------------------------------------------------------------------
  Ten Years Ended 9/30/01                                5.79       N/A     N/A
  --------------------------------------------------------------------------------
  Inception* through 9/30/01                             6.25       5.07    4.16
  --------------------------------------------------------------------------------

                                                        With Sales Charges/(2)/
                                                       ------------------------
                                                       Class A    Class L Class Y
  --------------------------------------------------------------------------------
  Six Months Ended 9/30/01+                              1.61%      1.44%   3.74%
  --------------------------------------------------------------------------------
  Year Ended 9/30/01                                     6.80       6.74    9.18
  --------------------------------------------------------------------------------
  Five Years Ended 9/30/01                               4.79       4.76    N/A
  --------------------------------------------------------------------------------
  Ten Years Ended 9/30/01                                5.58       N/A     N/A
  --------------------------------------------------------------------------------
  Inception* through 9/30/01                             6.08       4.95    4.16
  --------------------------------------------------------------------------------


    6    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Cumulative Total Returns



                                     Without Sales Charges/(1)/
----------------------------------------------------------------
Class A (9/30/91 through 9/30/01)              75.56%
----------------------------------------------------------------
Class L (Inception* through 9/30/01)                   54.07
----------------------------------------------------------------
Class Y (Inception* through 9/30/01)                   12.45
----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively; Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.
 * Inception dates for Class A, L and Y shares are November 28, 1988, January 5, 1993 and November 12, 1998, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.


      7 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)


                Growth of $10,000 Invested in Class A Shares of
                        the Limited Term Portfolio vs.
                     Lehman Brothers Municipal Bond Index
               and Lehman Brothers Municipal 10-Year Bond Index+

           --------------------------------------------------------

                       September 1991 -- September 2001

                                    [CHART]

          Limited Term     Lehman Brothers     Lehman Brothers
           Portfolio       Muni. Bond Index   10-Yr. Bond Index
9/91         9,801             10,000              10,000
3/92        10,184             10,366              10,304
3/93        11,183             11,663              11,667
3/94        11,592             11,934              11,995
3/95        12,252             12,822              12,897
3/96        13,066             13,897              14,041
3/97        13,628             14,653              14,774
3/98        14,808             16,223              16,308
3/99        15,592             17,229              17,331
3/00        15,364             17,214              17,592
3/01        16,602             19,095              19,483
9/01        17,207             19,759              20,148



+Hypothetical illustration of $10,000 invested in Class A shares on September
 30, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 6, 1994, afterwards at net asset value) and capital gains, if any, at net asset value through September 30, 2001. The Lehman Brothers Municipal 10-Year Bond Index (consisting of maturities of 10 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. Each Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


    8    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited)                         September 30, 2001


   FACE
  AMOUNT   RATING+                           SECURITY                                VALUE
-----------------------------------------------------------------------------------------------
Education -- 8.7%
$1,000,000 Aa2*    Arizona Educational Loan Marketing Corp., Education Loan
                    Revenue Bonds, 6.375% due 9/1/05 (a)                         $   1,029,730
 1,000,000 AAA     Bastrop, TX GO, ISD, Capital Appreciation, PSFG,
                    zero coupon due 2/15/22                                            334,500
 1,025,000 Baa3*   Colorado Educational & Cultural Facilities Authority Revenue,
                    Charter School, (Bromley East Project), Series A,
                    7.000% due 9/15/20                                               1,049,262
 1,655,000 A       Connecticut State Health & Educational Facilities Authority
                    Revenue, Hartford University, Series D, ACA-Insured,
                    6.750% due 7/1/12                                                1,721,928
 2,020,000 AAA     Cornwall-Lebanon, PA School District GO, Capital
                    Appreciation Notes, FSA-Insured, zero coupon due 3/15/20           766,731
 2,770,000 AAA     District of Columbia Revenue, Georgetown University,
                    Capital Appreciation, Series A, MBIA-Insured,
                    zero coupon due 4/1/19                                           1,044,844
 1,940,000 AAA     Granbury, TX GO, ISD, Capital Appreciation, PSFG,
                    zero coupon due 8/1/18                                             811,094
 1,000,000 AAA     Harlandale, TX GO, ISD, Refunding, PSFG,
                    6.000% due 8/15/16                                               1,099,400
                   Lake County, IL GO, Community Consolidated School District
                    No. 46, Capital Appreciation, Series B, FGIC-Insured:
 1,650,000 AAA        Zero coupon due 12/1/17                                          715,225
 2,500,000 AAA        Zero coupon due 12/1/18                                        1,022,175
 2,900,000 AAA     McHenry & Kane County, IL GO, Community Consolidated
                    School District No. 158, Capital Appreciation,
                    FGIC-Insured, zero coupon due 1/1/16                             1,407,486
 3,515,000 Aaa*    Midlothian, TX ISD, Capital Appreciation, PSFG,
                    zero coupon due 2/15/17                                          1,437,776
   835,000 A*      Montana State Higher Education Student Assistance Corp.,
                    Student Loan Revenue, Series B, 7.050% due 6/1/04 (a)              862,079
                   New York State Dormitory Authority Revenue:
 1,780,000 AA        Marymount Manhattan College, Asset Guaranty,
                      6.375% due 7/1/14                                              1,991,322
 1,715,000 AAA       State University Educational Facilities, MBIA-Insured,
                      6.000% due 5/15/15                                             1,920,406
 1,330,000 A       North Forest ISD, ACA-Insured, 6.500% due 8/15/17                 1,467,974
 2,400,000 A2*     North Texas Higher Education Authority Inc., Student Loan
                    Revenue, Series D, 6.300% due 4/1/09 (a)                         2,493,912
 1,500,000 A2*     Rhode Island Student Loan Authority Revenue Refunding,
                    Series B, 6.750% due 12/1/01 (a)                                 1,509,645
 1,320,000 BBB-    Savannah, GA EDA, (College of Art & Design Inc. Project),
                    6.200% due 10/1/09                                               1,427,844
----------------------------------------------------------------------------------------------
                                                                                    24,113,333
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      9 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT   RATING+                            SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 11.5%
$  120,000 A2*     Austin, TX Water, Sewer & Electric Revenue, Refunded-1998,
                    14.000% due 11/15/01                                           $     121,612
 1,730,000 AAA     Boston, MA Water & Sewer Community Revenue,
                    10.875% due 1/1/09                                                 2,205,854
   130,000 Aaa*    Camarillo, CA Hospital Revenue, Pleasant Valley Hospital
                    Building Corp., 9.700% due 12/15/07                                  156,721
 1,175,000 AAA     Charleston, SC Waterworks & Sewer Revenue,
                    10.375% due 1/1/10                                                 1,541,952
    70,000 BBB+    Colorado Health Facilities Authority, Hospital Revenue Bonds,
                    National Benevolent, Rocky Mountain Adventist
                    Healthcare, 6.250% due 2/1/04                                         75,386
   725,000 AAA     Erie County, OH Hospital Improvement Revenue, Sandusky
                    Memorial Hospital, 8.750% due 1/1/06                                 814,327
                   Farmington, NM Utilities Systems Revenue:
    30,000 AAA      10.000% due 1/1/02                                                    30,552
    65,000 AAA      AMBAC-Insured, 9.875% due 1/1/08                                      79,592
                   Franklin County, OH Hospital Revenue:
 1,190,000 NR        Children's Hospital Project, 10.375% due 6/1/13                   1,620,708
    30,000 AAA       Grant Hospital Project, 10.000% due 12/1/01                          30,372
   870,000 AAA     Illinois Educational Facilities Authority Revenue, Chicago
                    Osteopathic Medical, Series A, 8.750% due 7/1/05                     959,584
    85,000 A       Illinois Health Facilities Authority Revenue, (Victory Memorial
                    Hospital Association Project), 7.500% due 10/1/06                     93,898
   145,000 AAA     Indiana Bond Bank, Special Program, Series A,
                    AMBAC-Insured, 9.750% due 8/1/09                                     180,632
   275,000 NR      Lafayette, LA Public Trust Financing Authority, Single-Family
                    Mortgage Revenue, FHA-Insured, 7.200% due 4/1/10                     314,284
   150,000 AAA     Lake County, OH Hospital Improvement Revenue, (Lake County
                    Memorial Hospitals Project), 8.675% due 11/1/09                      183,193
   110,000 NR      Lehigh County, PA IDA, Industrial & Commercial Development
                    Revenue, (Strawbridge Project), 7.200% due 12/15/01                  110,676
   210,000 NR      Los Angeles, CA COP, Hollywood Presbyterian Medical Center,
                    9.625% due 7/1/13                                                    282,838
   520,000 AAA     Louisiana Public Facilities Hospital Authority Revenue,
                    (Southern Baptist Hospital Inc. Project), AETNA-Insured,
                    8.000% due 5/15/12                                                   627,203
 1,000,000 AAA     Madison County, IN Hospital Facilities Authority Revenue,
                    (Community Hospital Anderson Project),
                    9.250% due 1/1/10                                                  1,235,250
                   Maricopa County, AZ Hospital Revenue:
   120,000 AAA       Intercommunity Healthcare, (Sun City Project),
                      8.675% due 1/1/10                                                  145,356
    60,000 AAA       St. Lukes Medical Center, 10.250% due 2/1/11                         78,446
 1,425,000 AAA     Mobile, AL GO, 10.875% due 11/1/07                                  1,858,157


                      See Notes to Financial Statements.


     10 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT    RATING+                          SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 11.5% (continued)
$   120,000 AAA     Montana State University Revenue, MBIA-Insured,
                     10.000% due 11/15/08                                       $     143,428
    370,000 AAA     Muscatine, IA Electric Revenue, 9.500% due 1/1/04                 399,900
    590,000 A-      New Haven, CT GO, Series B, 9.000% due 12/1/01                    596,396
    705,000 NR      New Jersey EDA, Growth Bonds, Series A-2,
                     6.200% due 12/1/02 (a)                                           725,699
  1,825,000 AAA     North Carolina Municipal Power Agency No. 1, Catawba
                     Electric Revenue, 10.500% due 1/1/10                           2,366,861
                    Ohio State Water Development Authority Revenue:
  3,590,000 AAA       9.375% due 12/1/10                                            4,390,211
  3,095,000 AAA       Safe Water, Series 3, 9.000% due 12/1/10                      3,563,212
    570,000 AAA     Owensboro, KY Electric, Light & Power Revenue,
                     10.500% due 1/1/04                                               618,336
    810,000 AAA     Pima County, AZ Hospital Revenue, Tucson Medical Center,
                     10.375% due 4/1/07                                               976,479
                    Provo, UT Electric Revenue:
  1,130,000 AAA       10.125% due 4/1/15                                            1,568,982
  1,265,000 AAA       MBIA-Insured, 10.125% due 4/1/15                              1,765,725
    335,000 AAA     Ringwood Boro, NJ Sewage Authority, 9.875% due 1/1/14             421,879
    195,000 AAA     San Leandro, CA Hospital Revenue, Vesper Memorial Hospital,
                     11.500% due 5/1/11                                               272,951
    125,000 AAA     Santa Rosa, CA Hospital Revenue, (Santa Rosa Hospital
                     Memorial Project), 10.300% due 3/1/11                            166,596
    155,000 AAA     Tamarac, FL Water & Sewer Utilities Revenue, AMBAC-Insured,
                     9.250% due 10/1/10                                               193,951
    635,000 AA      Tucson, AZ COP, Asset Guaranty, 6.000% due 7/1/04                 656,355
     60,000 AAA     Wichita, KS Hospital Revenue, Wesley Medical Center,
                     MBIA-Insured, 10.000% due 4/1/02                                  62,279
---------------------------------------------------------------------------------------------
                                                                                   31,635,833
---------------------------------------------------------------------------------------------
General Obligation -- 3.6%
  2,465,000 AAA     Chicago, IL GO, Board of Education, Capital Appreciation,
                     Series A, AMBAC-Insured, zero coupon due 12/1/16               1,150,440
  1,000,000 AAA     Cranston, RI GO, FGIC-Insured, 6.375% due 11/15/14              1,141,280
  1,000,000 AAA     Houston, TX GO, Public Improvement, FSA-Insured,
                     5.750% due 3/1/18                                              1,063,700
  1,000,000 AAA     Keller, TX GO, ISD, Capital Appreciation, Series A, PSFG,
                     zero coupon due 8/15/16                                          475,050
    375,000 A-      New Haven, CT GO, Series B, 9.000% due 12/1/01                    379,009
  2,500,000 A       New York City, NY GO, Series A, 6.250% due 8/1/08               2,798,950
    140,000 AA      Texas State Veterans Housing Assistance Fund, GO,
                     FHA-Insured, 6.050% due 12/1/12 (a)                              140,354
  2,720,000 Aaa*    Woonsocket, RI GO, FGIC-Insured, 5.375% due 10/1/20             2,805,462
---------------------------------------------------------------------------------------------
                                                                                    9,954,245
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     11 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT    RATING+                            SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Hospitals -- 24.0%
$   115,000 A+      ABAG Finance Authority Nonprofit Corps, California Insured,
                     COP, (Rehabilitation Mental Health Services Inc. Project),
                     6.100% due 6/1/02                                             $     117,670
  2,565,000 BBB     Arizona Health Facilities Authority Revenue, Catholic
                     Healthcare West, Series A, 6.125% due 7/1/09                      2,753,297
  1,500,000 BBB-    Arkansas State Development Financing Authority, Hospital
                     Revenue, Washington Regional Medical Center,
                     7.000% due 2/1/15                                                 1,601,070
  1,000,000 AAA     Calcasieu Parish, LA Memorial Hospital Services District
                     Revenue, (Lake Charles Memorial Hospital Project),
                     Series A, CONNIE LEE-Insured, 7.500% due 12/1/05                  1,156,090
  1,000,000 AA      Clackamas County, OR Hospital Facilities Authority Revenue,
                     Legacy Health System, 5.750% due 5/1/16                           1,071,180
                    Colorado Health Facilities Authority, Hospital Revenue Bonds:
                      National Benevolent:
  1,035,000 Baa2*      Series A, 6.125% due 9/1/16                                     1,006,869
    600,000 Baa2*      Series C, 7.000% due 3/1/19                                       645,666
  1,810,000 BBB+      Rocky Mountain Adventist, 6.250% due 2/1/04                      1,911,505
  3,000,000 BBB     Cuyahoga County, OH Hospital Facilities Revenue,
                     (Canton Inc. Project), 6.750% due 1/1/10                          3,272,550
  2,135,000 NR      Harris County, TX Health Facilities Development Corp.,
                     (Memorial Health System Project), 7.125% due 6/1/05               2,245,935
                    Illinois Health Facilities Authority Revenue:
  2,455,000 A3*       Condell Medical Center, 6.350% due 5/15/15                       2,614,722
  5,000,000 A         OSF Healthcare System, 6.250% due 11/15/19                       5,221,250
  3,000,000 A1*     Iowa Finance Authority, Health Care Facilities Revenue,
                     Genesis Medical Center, 6.250% due 7/1/20                         3,143,610
  3,900,000 AAA     Kentucky EDA, Health System Revenue, Norton Healthcare
                     Inc., Series B, MBIA-Insured, zero coupon due 10/1/21             1,325,727
  1,000,000 Ba2*    Lehigh County, PA General Purpose Authority Revenue,
                     Kids Peace Corp., 5.800% due 11/1/12                                952,080
  1,925,000 BB+     Maplewood, MN Healthcare Facilities Revenue,
                     (Health East Project), 5.950% due 11/15/06                        1,799,163
  1,000,000 BBB-    Miami Beach, FL Health Facilities Authority, Hospital
                     Revenue, Mt. Sinai Medical Center, Series A,
                     6.700% due 11/15/19                                               1,047,010
  1,000,000 BBB+    Montgomery County, OH Hospital Revenue Facilities,
                     Kettering Medical Center, 6.750% due 4/1/18                       1,052,950
                    New Jersey Healthcare Facilities, Financing Authority Revenue:
  1,250,000 BBB-      Capital Health System Inc., 5.125% due 7/1/12                    1,124,700
  1,750,000 BB+       Pascack Valley Hospital Association, 5.125% due 7/1/18           1,361,325
  3,000,000 BBB-      Trinitas Hospital Obligation Group, 7.375% due 7/1/15            3,210,450
  1,000,000 A3*     New York State Dormitory Authority Revenue, Lenox Hill
                     Hospital Obligated Group, 5.750% due 7/1/17                       1,050,640


                      See Notes to Financial Statements.


     12 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT   RATING+                           SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Hospitals -- 24.0% (continued)
                   Oklahoma Development Financing Authority, Revenue
                    Refunding, Hillcrest Healthcare System, Series A:
$1,500,000 B2*        5.750% due 8/15/15                                        $  1,173,675
 3,000,000 B2*        5.625% due 8/15/19                                           2,290,950
 1,835,000 NR      Orange County, FL Health Facilities Authority Revenue, First
                    Mortgage, 8.875% due 7/1/21                                    1,887,830
                   Pennsylvania State Higher Educational Facilities Authority,
                    Health Services Revenue:
 3,430,000 AAA        Allegheny Delaware Valley Obligation Group, Series A,
                       MBIA-Insured, 5.600% due 11/15/09                           3,715,513
 1,000,000 A+         University of Pittsburgh, UPMC Health System, Series A,
                       6.250% due 1/15/18                                          1,063,050
 1,750,000 A+      Riverside County, CA Asset Leasing Corp., Leasehold Revenue
                    Bonds, (Riverside County Hospital Project), Series A,
                    6.000% due 6/1/04                                              1,852,077
 1,000,000 BBB-    Scranton-Lackawanna, PA Health & Welfare Authority
                    Revenue, (Moses Taylor Hospital Project),
                    6.050% due 7/1/10                                                937,270
 1,210,000 AAA     St. Tammany Parish, LA Hospital Service District No. 2,
                    Hospital Revenue, CONNIE LEE-Insured,
                    6.250% due 10/1/14                                             1,332,924
 1,500,000 A3*     Steubenville, OH Hospital Revenue, Refunding &
                    Improvements, Trinity Health System, 6.375% due 10/1/20        1,571,550
 2,000,000 A-      Tarrant County, TX Health Facilities Development Corp.,
                    Hospital Revenue, 6.625% due 11/15/20                          2,147,840
 2,750,000 Baa2*   Tomball, TX Hospital Authority Revenue, Tomball Regional
                    Hospital, 5.500% due 7/1/09                                    2,749,752
                   Wisconsin State Health & Educational Facilities Authority
                    Revenue:
 1,000,000 A-         Agnesian Health Care Inc., 6.000% due 7/1/17                 1,022,840
 1,975,000 BBB+       Aurora Health Care, Series B, 5.625% due 2/15/20             1,884,624
 2,830,000 A          Kenosha Hospital & Medical Center Project,
                       5.500% due 5/15/15                                          2,816,416
--------------------------------------------------------------------------------------------
                                                                                  66,131,770
--------------------------------------------------------------------------------------------
Housing -- 12.5%
   620,000 AAA     Arkansas State Development Finance Authority, Single-Family
                    Mortgage Revenue, Series A, GNMA/FNMA-Collateralized,
                    6.200% due 7/1/15                                                654,063
 2,590,000 A3*     Bexar County, TX Housing Finance Corp., Multi-Family
                    Housing Revenue, American Opportunity For
                    Housing-Nob Hill Apartments LLC, Series A,
                    6.000% due 6/1/21                                              2,541,437
 3,000,000 NR      Capital Projects Finance Authority, Student Housing Revenue,
                    Cafra Capital Corp., Series A, 7.750% due 8/15/20              3,088,740


                      See Notes to Financial Statements.


     13 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT    RATING+                           SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Housing -- 12.5% (continued)
$ 1,255,000 AA      Colorado HFA, Single-Family Mortgage Program, Series D-2,
                     Sr. Bonds, 6.900% due 4/1/29 (a)                             $   1,409,767
  2,250,000 AAA     Dekalb County, GA HFA, Multi-Family Housing Revenue,
                     Refunding, (Chimney Trace Project), FNMA-Collateralized,
                     5.625% mandatory tender 5/1/05                                   2,361,330
                    El Paso County, TX Housing Finance Corp., Multi-Family
                     Housing Revenue, Series A:
                       American Village Communities:
  1,250,000 A3*         6.250% due 12/1/20                                            1,260,862
  1,000,000 A3*         6.250% due 12/1/24                                            1,001,490
    415,000 A3*        La Plaza Apartments, 6.700% due 7/1/20                           440,137
    100,000 AAA     Fairfax County, VA Redevelopment & Housing Authority, Multi-
                     Family Housing Revenue, Refunding, Kingsley, Series A,
                     FHA-Insured, 6.500% due 11/1/01                                    100,256
  1,000,000 AAA     Grand Prairie, TX Housing Finance Corp., Multi-Family Housing
                     Revenue, (Landings of Carrier Project), Series A,
                     GNMA-Collateralized, 6.750% due 9/20/32                          1,090,040
  1,000,000 AAA     Harrisonburg, VA Redevelopment & Housing Authority, Multi-
                     Family Housing Revenue, (Greens of Salem Run Project),
                     FSA-Insured, 6.000% due 4/1/12 (a)                               1,067,250
  1,000,000 Aaa*    Jefferson Parish, LA Home Mortgage Authority, Single-Family
                     Mortgage Revenue, Series G, GNMA/FNMA-Collateralized,
                     6.300% due 6/1/32 (a)                                            1,094,890
  1,800,000 AA      Louisiana Public Facilities, Authority Revenue, Multi-Family
                     Housing, Oakleigh Apartments, Series A, AXA-Insured,
                     5.950% mandatory tender 3/15/05                                  1,833,840
    985,000 NR      Maricopa County, AZ IDA, Multi-Family Housing Revenue,
                     Stanford Court Apartments, Series B, 5.750% due 7/1/08             989,817
                    Massachusetts State Development Finance Agency Revenue,
                     First Mortgage, (Edgecombe Project):
    585,000 BBB-       Series A, 6.000% due 7/1/11                                      594,863
  1,000,000 BBB-       Series B, 5.750% due 7/1/29                                    1,000,000
                    Massachusetts State HFA, Single-Family Housing Revenue:
  2,680,000 AA        Series 38, 7.200% due 12/1/26 (a)                               2,830,830
  2,260,000 AA        Series 41, 6.300% due 12/1/14                                   2,399,419
  1,250,000 AA+     Minnesota State HFA Revenue, Single-Family Mortgage,
                     Series H, 6.700% due 1/1/18                                      1,310,300
    865,000 AAA     Nevada Housing Division, Multi-Unit Housing, Saratoga Palms,
                     FNMA-Collateralized, 6.250% due 10/1/16 (a)                        915,006
    235,000 A3*     Odessa, TX Housing Development Corp. No. 2, Multi-Family
                     Revenue Refunding, Chaparral Village, Series A,
                     6.375% due 12/1/03                                                 240,436
    360,000 AAA     Onterie Center Housing Finance Corp., IL Mortgage Revenue
                     Refunding, (Onterie Center Project), MBIA-Insured,
                     6.500% due 7/1/02                                                  369,457


                      See Notes to Financial Statements.


     14 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT    RATING+                          SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Housing -- 12.5% (continued)
$   990,000 Aa2*    Oregon State Housing & Community Services Department,
                     Mortgage Revenue, Single-Family Mortgage Program,
                     Series B, 6.875% due 7/1/28                               $   1,020,096
    755,000 Aaa*    Panhandle, TX Regional Housing Finance, Series A,
                     GNMA-Collateralized, 6.500% due 7/20/21                         823,886
                    Radford Court Properties, Washington Student Housing
                     Revenue, MBIA-Insured:
  1,695,000 AAA        6.000% due 6/1/17                                           1,889,705
  1,000,000 AAA        5.375% due 6/1/19                                           1,025,300
     15,000 AAA     St. Louis County, MO Single-Family Mortgage Revenue,
                     MBIA-Insured, 6.125% due 4/1/03                                  15,467
    190,000 A+      Vermont HFA, Single-Family Revenue, Series 2,
                     6.875% due 5/1/25 (a)                                           193,152
  1,000,000 NR      Washington County, OR Housing Authority Revenue,
                     Affordable Housing Pool, Series A, 6.000% due 7/1/20            987,710
--------------------------------------------------------------------------------------------
                                                                                  34,549,546
--------------------------------------------------------------------------------------------
Industrial Development -- 3.9%
  1,000,000 NR      Alaska Industrial Development & Export Authority
                     Revenue, Williams Lynxs Alaska Cargo Port LLC,
                     8.000% due 5/1/23 (a)                                           958,420
  2,750,000 BBB-    Carbon County, PA IDA, (Panther Creek Partners Project),
                     6.650% due 5/1/10 (a)                                         2,919,400
  1,000,000 NR      Chartiers Valley, PA Industrial & Commercial Development
                     Authority, First Mortgage Revenue, Refunding, Asbury
                     Health Center, 6.375% due 12/1/19                               928,450
  2,250,000 NR      Massachusetts State Industrial Finance Agency, (Chestnut
                     Knoll Project), Series A, 5.500% due 2/15/18                  1,885,455
  2,030,000 NR      New York City, NY IDA, Civic Facilities Revenue, Community
                     Hospital, Brooklyn, 6.875% due 11/1/10                        2,002,311
  2,000,000 Baa3*   Rockbridge County, VA IDA Revenue, Virginia Horse Center
                     Foundation, Series C, 6.850% due 7/15/21                      2,033,900
--------------------------------------------------------------------------------------------
                                                                                  10,727,936
--------------------------------------------------------------------------------------------
Life Care -- 2.5%
  1,000,000 BBB-    John Tolfree Health Systems Corp., Michigan Mortgage
                     Revenue, 5.850% due 9/15/13                                     926,160
  1,510,000 AAA     Massachusetts State Industrial Finance Agency Revenue,
                     University Commons Nursing, Series A, FHA-Insured,
                     6.550% due 8/1/18                                             1,678,395
     75,000 AA      Orange County, FL Health Facilities Authority Revenue,
                     (Mayflower Retirement Project), Asset Guaranty,
                     5.125% due 6/1/14                                                78,092

                      See Notes to Financial Statements.

     15 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT   RATING+                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Life Care -- 2.5% (continued)
$2,000,000 NR      Rainbow City, AL Special Health Care Facilities
                    Financing Authority, Regency Pointe Inc., Series B,
                    7.250% due 1/1/06                                           $   2,022,040
 1,000,000 AAA     Rio Grande Valley, TX Health Facilities, (Valley Baptist
                    Medical Center Project), Series B, MBIA-Insured, coupon
                    varies weekly until 8/1/02 then converts to 6.250%,
                    9.311% due 8/1/06                                               1,070,940
 1,000,000 AAA     Utah State Board of Regents, Utah State University Hospital,
                    MBIA-Insured, 5.500% due 8/1/18                                 1,045,490
---------------------------------------------------------------------------------------------
                                                                                    6,821,117
---------------------------------------------------------------------------------------------
Miscellaneous -- 11.2%
 1,000,000 BBB-    Austin, TX Convention Enterprises Inc., Convention Center,
                    First Tier, Series A, 6.600% due 1/1/21                         1,029,830
 3,000,000 NR      Barona Band of Mission Indians, CA GO, 8.250% due 1/1/20         3,175,590
 1,500,000 NR      Capital Region Community Development, FL Development
                    District Revenue, Capital Improvement, Series B,
                    5.950% due 5/1/06                                               1,507,050
 2,760,000 A1*     District of Columbia Tobacco Settlement Financing Agency,
                    Asset-Backed Bonds, 6.250% due 5/15/24                          2,931,424
 1,980,000 AAA     East Point, GA Building Authority Revenue, FSA-Insured,
                    zero coupon due 2/1/20                                            708,642
 2,300,000 A       Illinois Development Finance Authority Revenue, Debt
                    Restructure - East St. Louis, 6.875% due 11/15/05               2,535,336
 2,000,000 Aa3*    Massachusetts State, Grant Anticipation Notes, Series A,
                    5.750% due 6/15/15                                              2,207,100
 3,000,000 NR      Midlothian, TX Development Authority Tax, Increment
                    Contract Revenue, 7.875% due 11/15/21                           3,169,320
 1,000,000 NR      Parklands West Community Development District, FL Special
                    Assessment Revenue, Series B, 6.000% due 5/1/06                   997,570
 1,895,000 A       Pendleton County, KY Multi-County Lease Revenue,
                    Associated Counties Leasing Trust, Program A,
                    6.500% due 3/1/19                                               1,970,876
   740,000 AAA     SCA Tax Exempt Trust, Knox Health Educational & Housing,
                    FSA-Insured, 7.125% due 1/1/30                                    793,324
 3,900,000 D       Spokane, WA Downtown Foundation Parking Revenue, (River
                    Park Square Project), 5.000% due 8/1/08                         2,262,000
 1,000,000 A       Territory of American Samoa, ACA-Insured,
                    6.000% due 9/1/08                                               1,082,650
 3,000,000 A       Tobacco Settlement Revenue, Management Authority,
                    Series B, 6.375% due 5/15/28                                    3,183,960
 1,000,000 NR      Virgin Islands Public Finance Authority Revenue, Series E,
                    Subordinate Lien, Fund Loan Notes, 5.750% due 10/1/13           1,011,890
 2,390,000 NR      Waterchase Community Development District, FL Capital
                    Improvement Revenue, Series B, 5.900% due 5/1/08                2,391,147
---------------------------------------------------------------------------------------------
                                                                                   30,957,709
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     16 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT   RATING+                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Pre-Refunded (c) -- 2.9%
$1,580,000 NR      Berks County, PA Municipal Authority Revenue, (Phoebe
                    Berks Village Inc. Project), (Call 5/15/06 @ 102),
                    7.500% due 5/15/13                                          $   1,830,146
 1,500,000 AAA     Chicago, IL GO, Series A, FGIC-Insured, (Call 7/1/10 @ 101),
                    6.000% due 1/1/14                                               1,733,640
 1,140,000 Aaa*    Massachusetts Rail Connections Inc., Route 128, Parking
                    Garage Revenue, Series A, (Call 7/1/09 @ 102),
                    6.000% due 7/1/13                                               1,323,016
 2,170,000 Aaa*    Palm Beach County, FL Health Facilities Authority Revenue,
                    Good Samaritan Health System Guaranteed, (Call 10/1/05
                    @ 100), 6.150% due 10/1/06                                      2,344,924
   625,000 Aaa*    Philadelphia, PA Hospitals Authority Revenue, (United
                    Hospitals Inc. Project), (Call 7/1/05 @ 100),
                    10.875% due 7/1/08                                                762,356
---------------------------------------------------------------------------------------------
                                                                                    7,994,082
---------------------------------------------------------------------------------------------
Public Facilities -- 1.0%
 2,500,000 AAA     Las Vegas New Convention & Visitors Authority Revenue,
                    AMBAC-Insured, 6.000% due 7/1/14                                2,777,775
---------------------------------------------------------------------------------------------
Solid Waste -- 2.1%
 3,000,000 A2*     Northeast Maryland Waste Disposal Authority, Solid Waste
                    Revenue, (Montgomery County Resource Recovery Project),
                    Series A, 6.200% due 7/1/10 (a)                                 3,178,500
 2,585,000 NR      Wasco County, OR Solid Waste Disposal Revenue, (Waste
                    Connections Inc. Project), 7.000% due 3/1/12 (a)                2,662,550
---------------------------------------------------------------------------------------------
                                                                                    5,841,050
---------------------------------------------------------------------------------------------
Tax Allocation -- 0.2%
 1,150,000 AAA     Pittsburgh, CA Redevelopment Agency Tax Allocation, (Los
                    Medanos Community Development Project), AMBAC-
                    Insured, zero coupon due 8/1/19                                   454,147
---------------------------------------------------------------------------------------------
Transportation -- 12.6%
 1,000,000 AAA     Atlanta, GA Airport Revenue, Refunding, FGIC-Insured,
                    Series A, 5.500% due 1/1/16                                     1,053,180
                   Chicago, IL O'Hare International Airport:
 1,500,000 AAA       Second Lien Passenger Facility, Series B, AMBAC-Insured,
                      5.500% due 1/1/16                                             1,591,560
 2,500,000 B2*       Special Facilities Revenue, (United Airlines Project),
                      Series C, 6.300% due 5/1/16                                   2,166,825
 2,000,000 A       Connecticut State, Special Obligation Parking Revenue,
                    Bradley International Airport, Series A, ACA-Insured,
                    6.375% due 7/1/12 (a)                                           2,141,060


                      See Notes to Financial Statements.


     17 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


    FACE
   AMOUNT    RATING+                           SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Transportation -- 12.6% (continued)
$  6,400,000 BBB-    Connector 2000 Association Inc., SC Toll Road, Sr. Revenue
                      Bond, Capital Appreciation, Series B,
                      zero coupon due 1/1/16                                      $   2,288,960
   3,000,000 BB      Dallas-Fort Worth, TX International Airport Facility
                      Improvement Corp., Revenue Bonds, American Airlines
                      Inc., Series C, 6.150% mandatory tender 11/1/07 (a)             2,804,970
                     Denver, CO City & County Airport Revenue:
   1,000,000 A         Series A, 7.200% due 11/15/02 (a)                              1,050,610
   1,000,000 A         Series B, 7.000% due 11/15/02 (a)                              1,048,420
                     E-470 Public Highway Authority, CO Sr. Revenue Bonds,
                      Capital Appreciation, Series B, MBIA-Insured:
   4,500,000 AAA        Zero coupon due 9/1/16                                        2,126,745
   5,000,000 AAA        Zero coupon due 9/1/19                                        1,959,150
   3,000,000 NR      Kenton County, KY Airport Board, Special Facilities Revenue,
                      (Mesaba Aviation Inc. Project), Series A,
                      6.675% due 7/1/19 (a)                                           2,677,020
   1,000,000 AAA     Memphis-Shelby County, TN Airport Authority, Airport
                      Revenue, Series D, AMBAC-Insured, 6.250% due 3/1/14 (a)         1,117,080
                     Northwest Parkway Public Highway Authority Revenue:
                      Capital Appreciation Bonds, Series C:
   1,750,000 AAA        FSA-Insured, step bond to yield 5.350% due 6/15/16            1,082,428
   2,500,000 AAA        Step bond to yield 5.700% due 6/15/21                         1,495,900
   2,925,000 AAA      Series A, AMBAC-Insured, 5.250% due 6/15/17                     3,042,936
   3,000,000 AA      Ocean Highway and Port Authority, Nassau County, FL
                      Adjustable Demand Revenue Bonds, 6.250% mandatory
                      tender 12/1/02                                                  3,126,420
  10,000,000 BBB-    Pocahontas Parkway Association, VA Toll Road, Sr. Revenue
                      Bond, Capital Appreciation, Series B,
                      zero coupon due 8/15/19                                         3,027,800
   1,000,000 AAA     St. Louis, MO Airport Revenue, Airport Development Program,
                      Series A, 5.625% due 7/1/16                                     1,070,770
-----------------------------------------------------------------------------------------------
                                                                                     34,871,834
-----------------------------------------------------------------------------------------------
Utilities -- 1.9%
     630,000 A2*     Austin, TX Water, Sewer & Electric Revenue, Unrefunded
                      Balance-1998, 14.000% due 11/15/01                                635,922
     600,000 A-      Georgia Municipal Gas Authority Revenue, (Southern Storage
                      Gas Project), 6.300% due 7/1/09                                   643,650
     120,000 A       Grand Prairie, TX GO, Metropolitan Utility & Reclamation
                      District, Capital Appreciation, ACA-Insured,
                      zero coupon due 4/1/07                                             92,818
     550,000 A       North Carolina, Eastern Municipal Power Agency, Power
                      System Revenue, Series B, ACA-Insured,
                      5.650% due 1/1/16                                                 558,651


                      See Notes to Financial Statements.


     18 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT    RATING+                         SECURITY                             VALUE
--------------------------------------------------------------------------------------------
Utilities -- 1.9% (continued)
 $3,000,000 A       North Carolina, Municipal Power Agency No. 1, Catawba
                     Electric Revenue, Series B, ACA-Insured,
                     6.375% due 1/1/13                                        $   3,226,110
-------------------------------------------------------------------------------------------
                                                                                  5,157,151
-------------------------------------------------------------------------------------------
Water and Sewer -- 1.4%
  1,000,000 AAA     Houston, TX Water & Sewer System Revenue, Refunding,
                     Jr. Lien, Series A, FSA-Insured, 5.500% due 12/1/17          1,055,700
  1,500,000 NR      New Jersey EDA, Water Facilities Revenue, (New Jersey
                     American Water Co. Project), 7.400% due 11/1/01 (a)          1,502,190
  1,165,000 NR      Port St. Lucie, FL Special Assessment Revenue, Series A,
                     6.375% due 9/1/11                                            1,163,649
-------------------------------------------------------------------------------------------
                                                                                  3,721,539
-------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $266,868,038**)                                 $  275,709,067
-------------------------------------------------------------------------------------------

 +All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(a)Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b)Bonds escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c)Bonds escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
**Aggregate cost for Federal income tax purposes is substantially the same.

  See pages 20 and 21 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


     19 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:


Standard & Poor's Ratings Service ("Standard & Poor's")
-- Ratings from "AA" to "CCC" may be modified by the
addition of a plus (+) or minus (-) sign to show
relative standings within the major rating categories.
AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B --Bonds rated "BB", "B" and "CCC" are regarded, on balance, as
and     predominantly speculative with respect to the issuer's capacity to pay
CCC interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D     --Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
Caa   --Bonds that are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


    20    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
A     --Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.
BBB   --Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.
NR    --Indicates that the bond is not rated by Standard & Poor's, Moody's or
        Fitch.

 Short-Term Security Ratings (unaudited)

SP-1  --Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1   --Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1--Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1 --Moody's highest rating for short-term municipal obligations.
P-1   --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 Security Descriptions (unaudited)
ABAG  --Association of Bay Area Governments
ACA   --American Capital Access
AIG   --American International Guaranty
AMBAC --AMBAC Indemnity Corporation
BIG   --Bond Investors Guaranty
CGIC  --Capital Guaranty Insurance Company

CONNIE
LEE   --College Construction Loan Insurance Association
COP   --Certificate of Participation
EDA   --Economic Development Authority
FLAIRS--Floating Adjustable Interest Rate Securities
FGIC  --Financial Guaranty Insurance Company
FHA   --Federal Housing Administration
FHLMC --Federal Home Loan Mortgage Corporation
FNMA  --Federal National Mortgage Association
FSA   --Financial Security Assurance
GIC   --Guaranteed Investment Contract
GNMA  --Government National Mortgage Association
GO    --General Obligation
HFA
      --Housing Finance Authority
IDA
      --Industrial Development Authority
IDB
      --Industrial Development Board
IDR
      --Industrial Development Revenue
INFLOS
      --Inverse Floaters
ISD
      --Independent School District
LOC
      --Letter of Credit
MBIA
      --Municipal Bond Investors Assurance Corporation
MVRICS
      --Municipal Variable Rate Inverse Coupon Security
PCFA
      --Pollution Control Financing Authority
PCR
      --Pollution Control Revenue
PSFG
      --Permanent School Fund Guaranty
RIBS
      --Residual Interest Bonds
RITES
      --Residual Interest Tax-Exempt Securities
VA
      --Veterans Administration
VRDN
      --Variable Rate Demand Note
VRWE
      --Variable Rate Wednesday Demand


    21    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Statement of Assets and Liabilities (unaudited)             September 30, 2001



ASSETS:
  Investments, at value (Cost -- $266,868,038)                       $ 275,709,067
  Interest receivable                                                    4,782,637
  Receivable for securities sold                                         1,058,233
  Receivable for Fund shares sold                                          321,719
----------------------------------------------------------------------------------
  Total Assets                                                         281,871,656
----------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                      1,232,947
  Management fee payable                                                   127,623
  Payable to bank                                                           99,075
  Distribution fees payable                                                 14,759
  Accrued expenses                                                          58,204
----------------------------------------------------------------------------------
  Total Liabilities                                                      1,532,608
----------------------------------------------------------------------------------
Total Net Assets                                                     $280,339,048
----------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                         $      42,642
  Capital paid in excess of par value                                  288,350,883
  Undistributed net investment income                                      530,389
  Accumulated net realized loss from security transactions             (17,425,895)
  Net unrealized appreciation of investments                             8,841,029
----------------------------------------------------------------------------------
Total Net Assets                                                     $ 280,339,048
----------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                               35,958,034
----------------------------------------------------------------------------------
  Class L                                                                5,622,247
----------------------------------------------------------------------------------
  Class Y                                                                1,061,804
----------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                             $6.57
----------------------------------------------------------------------------------
  Class L *                                                                  $6.58
----------------------------------------------------------------------------------
  Class Y (and redemption price)                                             $6.57
----------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.04% of net asset value per share)          $6.70
----------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)          $6.65
----------------------------------------------------------------------------------

* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.


                      See Notes to Financial Statements.


     22 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Statement of Operations (unaudited)


For the Six Months Ended September 30, 2001

INVESTMENT INCOME:
  Interest                                            $ 8,364,227
-----------------------------------------------------------------
EXPENSES:
  Management fee (Note 3)                                 685,000
  Distribution fees (Note 3)                              230,756
  Shareholder and system servicing fees                    35,313
  Registration fees                                        17,472
  Shareholder communications                               16,754
  Pricing service fees                                     12,740
  Audit and legal                                          10,738
  Custody                                                   6,734
  Trustees' fees                                              728
  Other                                                     8,554
-----------------------------------------------------------------
  Total Expenses                                        1,024,789
-----------------------------------------------------------------
Net Investment Income                                   7,339,438
-----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
   Proceeds from sales                                 47,962,217
   Cost of securities sold                             47,377,909
-----------------------------------------------------------------
  Net Realized Gain                                       584,308
-----------------------------------------------------------------
  Increase in Net Unrealized Appreciation (Note 1)      1,939,426
-----------------------------------------------------------------
Net Gain on Investments                                 2,523,734
-----------------------------------------------------------------
Increase in Net Assets From Operations                $ 9,863,172
-----------------------------------------------------------------


                      See Notes to Financial Statements.


     23 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets



For the Six Months Ended September 30, 2001 (unaudited) and the Year Ended March 31, 2001

                                                                  September 30    March 31
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  7,339,438  $ 14,262,703
  Net realized gain (loss)                                             584,308    (2,039,062)
  Increase in net unrealized appreciation                            1,939,426     8,196,539
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                             9,863,172    20,420,180
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                             (7,306,225)  (14,262,703)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions
   to Shareholders                                                  (7,306,225)  (14,262,703)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                                  41,160,728    54,412,167
  Net asset value of shares issued for reinvestment of dividends     3,464,183     8,343,516
  Cost of shares reacquired                                        (33,075,823)  (84,240,738)
--------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                                          11,549,088   (21,485,055)
--------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   14,106,035   (15,327,578)
NET ASSETS:
  Beginning of period                                              266,233,013   281,560,591
--------------------------------------------------------------------------------------------
  End of period*                                                  $280,339,048  $266,233,013
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    $530,389      $353,795
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     24 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies

The Limited Term Portfolio ("Portfolio") is a separate, diversified investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, New York, Pennsylvania, National, California Money Market, New York Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


    25    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Portfolio elected to adopt this requirement effective April 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended September 30, 2001, interest income increased by $72,302 and the change in net unrealized appreciation of investments decreased by $72,302. In addition, the Portfolio recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $143,381 to reflect the cumulative effect of this change up to the date of the adoption.

2. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based


    26    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders
fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended September 30, 2001, the Portfolio paid transfer agent fees of $23,759 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class A shares, which applies if redemption occurs within one year from purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended September 30, 2001, SSB received sales charges of approximately $285,000 and $62,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the six months ended September 30, 2001, CDSCs paid to SSB were approximately:

                                   Class A      Class L
                        --------------------------------
                        CDSCs      $37,000      $5,000
                        -------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A and L shares calculated at an annual rate of 0.15% of the average daily net assets of each class. In addition, the Portfolio pays a distribution fee with respect to Class L shares calculated at an annual rate of 0.20% of the average daily net assets.

For the six months ended September 30, 2001, total Distribution Plan fees incurred were:

                                           Class A       Class L
               --------------------------------------------------
               Distribution Plan Fees      $171,279      $59,477
               -------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.


    27    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

4. Investments

During the six months ended September 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:
-----------------------------------------------------------------------------
Purchases                                                        $59,056,288
----------------------------------------------------------------------------
Sales                                                             47,962,217
----------------------------------------------------------------------------

At September 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:
------------------------------------------------------------------------------
Gross unrealized appreciation                                    $12,365,005
Gross unrealized depreciation                                     (3,523,976)
-----------------------------------------------------------------------------
Net unrealized appreciation                                      $ 8,841,029
-----------------------------------------------------------------------------

5. Capital Loss Carryforward

At March 31, 2001, the Portfolio had, for Federal income tax purposes, approximately $17,022,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:

                                      2003      2004       2008       2009
------------------------------------------------------------------------------
Carryforward Amounts                $273,000 $1,740,000 $9,495,000 $5,514,000
-----------------------------------------------------------------------------

6. Shares of Beneficial Interest

At September 30, 2001, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 2001, total paid-in capital amounted to the following for each class:

                                          Class A      Class L    Class Y
----------------------------------------------------------------------------
Total Paid-in Capital                   $240,556,441 $38,622,257 $9,214,827
---------------------------------------------------------------------------



    28    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                  Six Months Ended              Year Ended
                                 September 30, 2001           March 31, 2001
                              ------------------------  -------------------------
                                Shares       Amount       Shares        Amount
-----------------------------------------------------------------------------------
Class A
Shares sold                    5,334,459  $ 34,925,470    7,735,254  $ 49,046,037
Shares issued on reinvestment    446,138     2,906,774    1,103,761     7,039,822
Shares reacquired             (3,921,289)  (25,639,790) (11,805,353)  (74,819,054)
----------------------------------------------------------------------------------
Net Increase (Decrease)        1,859,308  $ 12,192,454   (2,966,338) $(18,733,195)
----------------------------------------------------------------------------------
Class L
Shares sold                      949,638  $  6,235,258      829,608  $  5,366,130
Shares issued on reinvestment     68,117       444,574      158,133     1,010,129
Shares reacquired               (327,377)   (2,140,794)  (1,257,716)   (8,025,188)
----------------------------------------------------------------------------------
Net Increase (Decrease)          690,378  $  4,539,038     (269,975) $ (1,648,929)
----------------------------------------------------------------------------------
Class Y
Shares sold                           --  $         --           --  $         --
Shares issued on reinvestment     17,323       112,835       46,032       293,565
Shares reacquired               (803,381)   (5,295,239)    (218,984)   (1,396,496)
----------------------------------------------------------------------------------
Net Decrease                    (786,058) $ (5,182,404)    (172,952) $ (1,102,931)
----------------------------------------------------------------------------------


     29 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Financial Highlights



For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                      2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998    1997
-----------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                  $ 6.51      $ 6.36    $ 6.78    $ 6.76   $ 6.54  $ 6.61
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/            0.17        0.34      0.32      0.32     0.34    0.34
  Net realized and unrealized
   gain (loss)                          0.06        0.16     (0.42)     0.03     0.22   (0.06)
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations     0.23        0.50     (0.10)     0.35     0.56    0.28
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.17)      (0.35)    (0.32)    (0.33)   (0.34)  (0.35)
  Excess of net investment income         --          --        --     (0.00)*     --      --
--------------------------------------------------------------------------------------------
Total Distributions                    (0.17)      (0.35)    (0.32)    (0.33)   (0.34)  (0.35)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $ 6.57      $ 6.51    $ 6.36    $ 6.78   $ 6.76  $ 6.54
--------------------------------------------------------------------------------------------
Total Return                            3.64%++     8.06%    (1.46)%    5.29%    8.66%   4.30%
--------------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)               $236        $222      $236      $311     $257    $260
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                         0.72%+      0.72%     0.75%     0.72%    0.74%   0.75%
  Net investment income/(3)/            5.34+       5.41      4.97      4.72     5.14    5.16
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   18%         49%      108%       52%      58%     46%
--------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, the ratio of net investment income to average net assets would have been 5.29%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.
(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.85%.
* Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    30    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class L Shares                      2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/  1998     1997
----------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                    $6.52      $6.37     $6.79       $6.76      $6.54    $6.61
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/             0.17       0.33      0.31        0.31       0.33     0.33
  Net realized and unrealized
   gain (loss)                           0.06       0.15     (0.43)       0.03       0.21    (0.06)
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.23       0.48     (0.12)       0.34       0.54     0.27
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.17)     (0.33)    (0.30)      (0.31)     (0.32)   (0.34)
  Excess of net investment income          --         --        --       (0.00)*       --       --
-------------------------------------------------------------------------------------------------
Total Distributions                     (0.17)     (0.33)    (0.30)      (0.31)     (0.32)   (0.34)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $6.58      $6.52     $6.37       $6.79      $6.76    $6.54
-------------------------------------------------------------------------------------------------
Total Return                             3.53%++    7.82%    (1.69)%      5.04%      8.36%    4.10%
-------------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)                 $37,000    $32,157   $33,113     $41,844    $31,133  $28,325
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                          0.95%+     0.95%     0.98%       0.94%      0.99%    0.97%
  Net investment income/(4)/             5.12+      5.18      4.74        4.50       4.89     4.94
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    18%        49%      108%         52%        58%      46%
-------------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1, the ratio of net investment income to average net assets would have been 5.07%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.
(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.05%.
* Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    31    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class Y Shares                             2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $6.51       $6.36     $6.78       $6.82
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/                   0.19        0.36      0.33        0.12
  Net realized and unrealized gain (loss)      0.05        0.15     (0.42)      (0.02)
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.24        0.51     (0.09)       0.10
-------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.18)      (0.36)    (0.33)      (0.14)
  Excess of net investment income                --          --        --       (0.00)*
-------------------------------------------------------------------------------------
Total Distributions                           (0.18)      (0.36)    (0.33)      (0.14)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period                $6.57       $6.51     $6.36       $6.78
-------------------------------------------------------------------------------------
Total Return                                   3.74%++     8.26%    (1.31)%      1.46%++
-------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $6,977     $12,030   $12,843     $45,408
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                                0.55%+      0.54%     0.55%       0.53%+
  Net investment income/(4)/                   5.54+       5.59      5.09        4.65+
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                          18%         49%      108%         52%
-----------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period November 12, 1998 (inception date) to March 31, 1999.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1, the ratio of net investment income to average net assets would have been 5.49%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.
(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70%.
* Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.



    32    Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                                  MUNI FUNDS



TRUSTEES                    INVESTMENT MANAGER
Lee Abraham                 Smith Barney Fund
Allan J. Bloostein           Management LLC
Jane F. Dasher
Donald R. Foley             DISTRIBUTOR
Richard E. Hanson, Jr.      Salomon Smith Barney Inc.
Paul Hardin
Heath B. McLendon, Chairman CUSTODIAN
Roderick C. Rasmussen       PFPC Trust Company
John P. Toolan
Joseph H. Fleiss, Emeritus  TRANSFER AGENT
                            Citi Fiduciary Trust Company
OFFICERS                    125 Broad Street, 11th Floor
Heath B. McLendon           New York, New York 10004
President and
Chief Executive Officer     SUB-TRANSFER AGENT
                            PFPC Global Fund Services
Lewis E. Daidone            P.O. Box 9699
Senior Vice President       Providence, Rhode Island
and Treasurer               02940-9699

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

  Smith Barney Muni Funds





  This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Limited Term Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus which gives details about changes, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after December 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY MUNI FUNDS
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds

 [LOGO] Salomon Smith Barney

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 FD0804 11/01

--------------------------------------------------------------------------------

                                 SMITH BARNEY
                                  MUNI FUNDS
                              NATIONAL PORTFOLIO
--------------------------------------------------------------------------------

         CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  SEPTEMBER 30, 2001




                              [LOGO] Smith Barney
                                 Mutual Funds
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]


                            PETER M. COFFEY
                            PORTFOLIO MANAGER


   [LOGO]
         Classic Series

 Semi-Annual Report . September 30, 2001

 SMITH BARNEY
 NATIONAL PORTFOLIO

      PETER M. COFFEY

      Peter M. Coffey has more than 32 years of securities business experience and has been managing the Portfolio since 1987.

      FUND OBJECTIVE

      The Portfolio seeks as high a level of income exempt from federal income taxes as is consistent with prudent investing. The Portfolio invests at least 80% of its net assets in "municipal securities," which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities.

      FUND FACTS

      FUND INCEPTION
      ------------------------
      August 20, 1986

      MANAGER TENURE
      ------------------------
      14 Years

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      ------------------------
      32 Years

               CLASS A CLASS B CLASS L
---------------------------------------
NASDAQ          SBBNX   SBNBX   SBNLX
---------------------------------------
INCEPTION      8/20/86 11/7/94 1/5/93
---------------------------------------


Average Annual Total Returns as of September 30, 2001

                                    Without Sales Charges/(1)/
                                    Class A   Class B  Class L
                  ---------------------------------------------
                   Six-Month+          3.83%     3.59%    3.59%
                  ---------------------------------------------
                  One-Year           11.33     10.74    10.64
                  ---------------------------------------------
                  Five-Year           6.38      5.82     5.73
                  ---------------------------------------------
                  Ten-Year            7.10       N/A      N/A
                  ---------------------------------------------
                  Since Inception++   7.51      7.29     5.92
                  ---------------------------------------------

                                     With Sales Charges/(2)/
                                    Class A   Class B  Class L
                  ---------------------------------------------
                  Six-Month+         (0.36)%   (0.91)%   1.54%
                  ---------------------------------------------
                  One-Year            6.90      6.24     8.56
                  ---------------------------------------------
                  Five-Year           5.51      5.66     5.52
                  ---------------------------------------------
                  Ten-Year            6.66       N/A      N/A
                  ---------------------------------------------
                  Since Inception++   7.22      7.29     5.79
                  ---------------------------------------------
/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed also within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+Total return is not annualized, as it may not be representative of the total return for the year.

++Inception dates for Class A, B and L shares are August 20, 1986, November 7,
  1994 and January 5, 1993, respectively.


What's Inside
Letter to Our Shareholders....................................................1
Historical Performance........................................................3
Smith Barney Muni Funds -- National Portfolio at a Glance.....................5
Schedule of Investments.......................................................6
Bond Ratings.................................................................17
Statement of Assets and Liabilities..........................................19
Statement of Operations......................................................20
Statements of Changes in Net Assets .........................................21
Notes to Financial Statements................................................22
Financial Highlights.........................................................26


                              [LOGO] Smith Barney
                                 Mutual Funds
                Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Dear Shareholder,

We are pleased to provide the semi-annual report for Smith Barney Muni Funds - National Portfolio ("Portfolio") for the period ended September 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Special Shareholder Notice
As you may know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed during the September 11th terrorist attack. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan and have been in full operation since the markets reopened. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends. We can assure you that this event did not affect the management of your investments at all; as always, they have been well protected and managed under the watchful eye of our investment professionals.

Performance Update
For the six months ended September 30, 2001, the Portfolio's Class A shares, without sales charges, returned 3.83%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 3.48%.

Investment Strategy
The Portfolio seeks as high a level of income exempt from federal income taxes/2/ as is consistent with prudent investing. The Portfolio invests at least 80% of its net assets in "municipal securities," which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities.

The Portfolio's manager, Peter Coffey, and his team seek to create a built-in income stream for the long-term. They believe municipal bonds appear to be attractively priced relative to underlying inflation rates. To this end, they have generally focused on investing in securities with high credit quality and good call protection, as they believe these securities offer solid long-term values.

Market and Portfolio Review

Even before the September 11th disaster, the U.S. Federal Reserve Board ("Fed") began 2001 with an aggressive campaign of easing interest rates. Until recently, it appeared that the Fed was near the end of its rate cuts. The tragic events of September 11, 2001, however, changed monetary policy significantly. Since that day, the Federal Open Market Committee ("FOMC")/3/ lowered short-term rates three times in 50 basis point/4/ increments. It lowered the rates once with an intra-meeting move on September 17th before the equity market reopened, once at the FOMC meeting on October 2nd, and, most recently, on November 6th. Please note that the October 2nd and November 6th rate reductions both occurred after the reporting period ended. The federal funds rate ("fed funds rate")/5/ now stands at 2.0%, its lowest level in four decades.


--------
1The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note an investor cannot invest directly in an index.
2Please note a portion of the income from the Portfolio may be subject to the
 Alternative Minimum Tax ("AMT").
3The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
4A basis point is 0.01%, or one one-hundredth of a percent.
5The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge. The fed funds rate often points to the direction of U.S. interest rates.


      1 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

Since the beginning of 2001, the Fed has cut the fed funds rate by 450 basis points (4.50%) in the hopes of stimulating the economy. Economic growth, which has been moderating all year, will now have to absorb the slowdown created by the recent terrorist attacks. In addition to its accommodative stance on interest rates, Congress is working to craft a second package of tax cuts to help stimulate growth.

Given the beleaguered economic state of the U.S. and the rest of the world, we believe it is unlikely that we will see resurgence in inflation any time soon. Rather, we feel the risks still seem to be skewed toward unwanted deflation. In our opinion, the economy will probably continue to be weak until the very substantial fiscal and monetary stimulus being applied can start the recovery process. We believe this leaves the Fed with leeway for additional rate cuts. Even with short-term rates at their lowest levels in four decades, we still think the Fed is likely to lower rates once again at its next regularly scheduled meeting on December 11th.

Outlook
Looking forward at the municipal market, while we believe most state and local governments are well positioned after years of surpluses, the economic downturn and fear of projected deficits are prompting many of them to cut budgets. We feel that the expanding role of the federal government to meet the challenges of defending and rebuilding will also place additional burdens on state and local governments. This is likely to further increase municipal new issue volume from an already high level. While demand has been quite strong, and municipal bonds are extraordinarily cheap relative to Treasuries, it is not clear if demand levels will be sufficient to absorb additional supply without a correction.

Looking ahead, our strategy for the Portfolio is to place additional emphasis on credit quality and higher coupon structures. We also plan to exercise caution in taking advantage of trading opportunities for the Portfolio.

In closing, thank you for investing in the Smith Barney Muni Funds National Portfolio.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

November 6, 2001



/s/ Peter M. Coffey
Peter M. Coffey
Vice President



The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 6 through 16 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of September 30, 2001 and is subject to change.


      2 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Historical Performance -- Class A Shares


                    Net Asset Value
                  -------------------
                  Beginning    End     Income   Capital Gain     Total
     Period Ended of Period of Period Dividends Distributions Returns/(1)/
     ----------------------------------------------------------------------
       9/30/01      $13.58    $13.71    $0.38       $0.00         3.83%+
     ----------------------------------------------------------------------
       3/31/01       12.94     13.58     0.76        0.00        11.16
     ----------------------------------------------------------------------
       3/31/00       13.97     12.94     0.73        0.01        (2.03)
     ----------------------------------------------------------------------
       3/31/99       14.16     13.97     0.75        0.21         5.50
     ----------------------------------------------------------------------
       3/31/98       13.60     14.16     0.80        0.16        11.47
     ----------------------------------------------------------------------
       3/31/97       13.67     13.60     0.79        0.00         5.41
     ----------------------------------------------------------------------
       3/31/96       13.32     13.67     0.81        0.00         8.83
     ----------------------------------------------------------------------
       3/31/95       13.35     13.32     0.84        0.00         6.38
     ----------------------------------------------------------------------
       3/31/94       13.81     13.35     0.86        0.06         3.17
     ----------------------------------------------------------------------
       3/31/93       12.95     13.81     0.89        0.00        13.96
     ----------------------------------------------------------------------
       3/31/92       12.49     12.95     0.90        0.00        11.21
     ----------------------------------------------------------------------
        Total                           $8.51       $0.44
     ----------------------------------------------------------------------

 Historical Performance -- Class B Shares

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
 Period Ended          of Period of Period Dividends Distributions Returns/(1)/
 -------------------------------------------------------------------------------
 9/30/01                $13.57    $13.70     $0.35       $0.00         3.59%+
 -------------------------------------------------------------------------------
 3/31/01                 12.93     13.57      0.69        0.00        10.64
 -------------------------------------------------------------------------------
 3/31/00                 13.96     12.93      0.66        0.01        (2.56)
 -------------------------------------------------------------------------------
 3/31/99                 14.16     13.96      0.68        0.21         4.92
 -------------------------------------------------------------------------------
 3/31/98                 13.61     14.16      0.73        0.16        10.80
 -------------------------------------------------------------------------------
 3/31/97                 13.67     13.61      0.72        0.00         4.95
 -------------------------------------------------------------------------------
 3/31/96                 13.33     13.67      0.74        0.00         8.26
 -------------------------------------------------------------------------------
 Inception* -- 3/31/95   12.41     13.33      0.32        0.00        10.11+
 -------------------------------------------------------------------------------
  Total                                      $4.89       $0.38
 -------------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
 Period Ended          of Period of Period Dividends Distributions Returns/(1)/
 -------------------------------------------------------------------------------
 9/30/01                 $13.59   $13.73     $0.34       $0.00         3.59%+
 -------------------------------------------------------------------------------
 3/31/01                  12.95    13.59      0.68        0.00        10.46
 -------------------------------------------------------------------------------
 3/31/00                  13.97    12.95      0.65        0.01        (2.57)
 -------------------------------------------------------------------------------
 3/31/99                  14.16    13.97      0.65        0.21         4.79
 -------------------------------------------------------------------------------
 3/31/98                  13.59    14.16      0.70        0.16        10.71
 -------------------------------------------------------------------------------
 3/31/97                  13.65    13.59      0.71        0.00         4.90
 -------------------------------------------------------------------------------
 3/31/96                  13.32    13.65      0.74        0.00         8.13
 -------------------------------------------------------------------------------
 3/31/95                  13.33    13.32      0.74        0.00         5.80
 -------------------------------------------------------------------------------
 3/31/94                  13.80    13.33      0.77        0.06         2.40
 -------------------------------------------------------------------------------
 Inception* -- 3/31/93    13.47    13.80      0.20        0.00         3.98+
 -------------------------------------------------------------------------------
  Total                                      $6.18       $0.44
 -------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.



      3 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Average Annual Total Returns


                                          Without Sales Charges/(1)/
                                          ------------------------
                                          Class A    Class B Class L
               ------------------------------------------------------
               Six Months Ended 9/30/01+    3.83%      3.59%   3.59%
               ------------------------------------------------------
               Year Ended 9/30/01          11.33      10.74   10.64
               ------------------------------------------------------
               Five Years Ended 9/30/01     6.38       5.82    5.73
               ------------------------------------------------------
               Ten Years Ended 9/30/01      7.10        N/A     N/A
               ------------------------------------------------------
               Inception* through 9/30/01   7.51       7.29    5.92
               ------------------------------------------------------

                                          With Sales Charges/(2)/
                                         ------------------------
                                         Class A  Class B  Class L
              -----------------------------------------------------
              Six Months Ended 9/30/01+   (0.36)%  (0.91)%  1.54%
              -----------------------------------------------------
              Year Ended 9/30/01           6.90     6.24    8.56
              -----------------------------------------------------
              Five Years Ended 9/30/01     5.51     5.66    5.52
              -----------------------------------------------------
              Ten Years Ended 9/30/01      6.66      N/A     N/A
              -----------------------------------------------------
              Inception* through 9/30/01   7.22     7.29    5.79
              -----------------------------------------------------

 Cumulative Total Returns

                                            Without Sales Charges/(1)/
       ------------------------------------------------------------------
       Class A (9/30/91 through 9/30/01)              98.58%
       ------------------------------------------------------------------
       Class B (Inception* through 9/30/01)           62.42
       ------------------------------------------------------------------
       Class L (Inception* through 9/30/01)           65.26
       ------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B and L shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.


      4 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 National Portfolio at a Glance (unaudited)


Growth of $10,000 Invested in Class A Shares of the
National Portfolio vs. Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------

                       September 1991 -- September 2001

                                    [CHART]

             National Portfolio      Lehman Brothers Municipal Bond Index
Sep-91              9598                          10000
Mar-9               9990                          10366
Mar-93             11384                          11663
Mar-94             11745                          11934
Mar-95             12495                          12822
Mar-96             13598                          13897
Mar-97             14334                          14653
Mar-98             15978                          16223
Mar-99             16856                          17229
Mar-00             16513                          17214
Mar-01             18356                          19095
Sep-01             19059                          19759


+Hypothetical illustration of $10,000 invested in Class A shares on September
 30, 1991, assuming deduction of the 4.00% maximum initial sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains (at net asset value) through September 30, 2001. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed-rate municipal bonds selected from issues larger than $50 million issued since January 1984. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


                           Industry Diversification*

                                    [CHART]


Education                    8.7
Escrow to Maturity           4.1
General Obligation             5
Hospital                    17.1
Housing: Multi-Family        7.5
Housing: Single-Family       4.2
Miscellaneous               13.8
Pollution Control            5.8
Transportation              13.7
Water and Sewer              5.7
Other                       14.4

* As a percentage of total investments. These holdings are as of September 30, 2001 and are subject to change.
++A portion which represents less than 0.1% was rated by Fitch IBCA, Duff &
  Phelps.

                  Summary of Investments by Combined Ratings*


                               Standard      Percentage
                     Moody's   & Poor's of Total Investments
                     -------   -------- --------------------
                       Aaa       AAA            37.5%
                        Aa       AA             13.2
                        A         A             21.0++
                       Baa       BBB            16.0++
                        Ba       BB              1.2
                        B         B              1.6
                    VMIG 1/P-1   A-1             0.1
                        NR       NR              9.4
                                               -----
                                               100.0%
                                               =====


      5 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited)                         September 30, 2001


   FACE
  AMOUNT    RATING(a)                                          SECURITY                                             VALUE
-----------------------------------------------------------------------------------------------------------------------------
Education -- 8.7%
$ 1,250,000 A3*       Brookhaven, NY IDA, Civic Facility Revenue, St. Joseph's College, 6.000% due 12/1/20       $ 1,305,100
  3,000,000 NR        Capital Projects Finance Authority, Student Housing Revenue, CAFRA Capital Corp.,
                        Florida Universities, Series A, 7.850% due 8/15/31                                         3,066,960
                      Chicago, IL Board of Education, School Reform, FGIC-Insured:
 10,115,000 AAA        Series A, zero coupon bond to yield 5.300% due 12/1/31                                      1,940,360
                       Series B-1:
 28,530,000 AAA          Zero coupon bond to yield 5.220% due 12/1/30                                              5,781,034
 41,000,000 AAA          Zero coupon bond to yield 5.220% due 12/1/31                                              7,865,030
                      Colorado Educational & Cultural Facilities Authority Revenue, Charter School:
  1,200,000 Baa3*      Bromley East Project, Series A, 7.250% due 9/15/30                                          1,228,080
  1,570,000 Baa2*      University Lab School Project, 6.250% due 6/1/31                                            1,544,864
  3,000,000 AAA       Donna, TX ISD, PSFG, School Building, 5.250% due 2/15/25                                     2,999,790
  1,000,000 AAA       Lake Superior State University, MI Revenue, AMBAC-Insured, 5.500% due 11/15/21               1,040,070
  3,000,000 AAA       Massachusetts State Health & Educational Facilities Authority Revenue, Series G-4, INFLOS,
                        9.384% due 7/1/25 (b)                                                                      3,198,300
  2,000,000 Aaa*      Midlothian, TX ISD, PSFG, zero coupon bond to yield 6.271% due 2/15/20                         664,940
    560,000 Baa3*     Monroe County, NY IDA, Revenue, Student Housing, Series A, 5.250% due 4/1/19                   553,689
  1,000,000 BBB-      New Hampshire Health & Education Facilities Authority Revenue, New Hampshire College,
                        7.500% due 1/1/31                                                                          1,048,490
  1,500,000 Baa3*     New Hampshire Higher Education & Health, Brewster Academy, 6.750% due 6/1/25                 1,534,455
  1,014,000 AA-       New York State Dormitory Authority Revenue, Unrefunded Balance, Series B,
                        7.500% due 5/15/11                                                                         1,238,875
  1,000,000 Baa3*     Pennsylvania State Higher Educational Facilities Authority, Student Housing Revenue,
                        (Student Association Inc. Project), Series A, 6.750% due 9/1/32                            1,031,070
  1,000,000 BBB-      Savannah, GA EDA, Revenue, (College of Art & Design Inc. Project), 6.900% due 10/1/29        1,047,770
                      Southern Illinois University Revenue, Housing & Auxiliary, Capital Appreciation, Series A,
                        MBIA-Insured:
  4,950,000 AAA          Zero coupon bond to yield 5.510% due 4/1/21                                               1,741,855
  3,000,000 AAA          Zero coupon bond to yield 5.530% due 4/1/23                                                 940,500
  3,000,000 AAA          Zero coupon bond to yield 5.540% due 4/1/25                                                 838,500
                      Texas State Higher Education Coordinating Board, College Student Loan Revenue:
    295,000 A*           7.450% due 10/1/06 (c)                                                                      302,466
     40,000 A*           7.700% due 10/1/25 (c)                                                                       40,917
  1,000,000 AAA       University of Illinois, Revenue Refunding, Auxiliary Facilities, Series A, AMBAC-Insured,
                        5.000% due 4/1/30                                                                            957,560
  1,015,000 AAA       University of Northern Colorado, Revenue Refunding & Improvement, Auxiliary Facilities
                        System, AMBAC-Insured, 5.000% due 6/1/31                                                     991,909
     10,000 AAA       Weatherford, TX ISD, PSFG, Unrefunded Balance, Capital Appreciation, zero coupon bond
                        to yield 6.730% due 2/15/21                                                                    3,019
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  42,905,603
----------------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity (d) -- 4.1%
  1,165,000 AAA       Boston, MA Water & Sewer Revenue, Series A, 10.875% due 1/1/09                               1,485,445
    890,000 NR        Douglas County, NE Hospital Authority No. 2, Bergan Mercy, 9.500% due 7/1/10                 1,110,426
  1,475,000 AAA       Fairmont, WV Water & Sewer Revenue, AMBAC-Insured, 9.250% due 11/1/11                        1,909,137
    990,000 AAA       Illinois Health Facilities Authority Revenue, (Methodist Medical Center Project),
                        9.000% due 10/1/10                                                                         1,198,128
  4,660,000 AAA       Indiana Bond Bank, AMBAC-Insured, 9.750% due 8/1/09                                          5,805,148
  4,145,000 AAA       Ohio State Water Development Authority Revenue, Safe Water, Series 2,
                        9.375% due 12/1/10                                                                         5,068,920

                      See Notes to Financial Statements.


      6 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT   RATING(a)                                     SECURITY                                         VALUE
-------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity (d) -- 4.1% (continued)
$1,025,000 AAA       Philadelphia Hospitals & Higher Education Facilities Authority, Hospital Revenue,
                      Presbyterian Medical Center, 6.650% due 12/1/19                                  $ 1,226,187
 1,100,000 AAA       Provo, UT Electric Revenue, 10.125% due 4/1/15                                      1,527,328
   765,000 AAA       Weber County, UT Hospital Revenue, St. Benedict's Hospital,
                      10.000% due 3/1/10                                                                   977,800
------------------------------------------------------------------------------------------------------------------
                                                                                                        20,308,519
------------------------------------------------------------------------------------------------------------------
General Obligation  -- 5.0%
 2,645,000 AAA       ABC Unified School District, CA GO, Capital Appreciation, FGIC-Insured,
                      zero coupon bond to yield 5.590% due 8/1/32                                          516,357
 5,000,000 NR        Barona Band of Mission Indians, GO, 8.250% due 1/1/20                               5,292,650
 2,000,000 AAA       Berks County, PA GO, MVRICS, FGIC-Insured, 9.820% due 11/10/20 (b)(c)               2,191,640
                     Chicago, IL GO:
 1,000,000 AAA        Capital Appreciation, step bond to yield 5.650% due 1/1/30                           599,250
 2,000,000 AAA        Neighborhoods Alive 21 Program, FGIC-Insured, 5.500% due 1/1/31                    2,070,140
                      Project & Refunding, Series A, MBIA-Insured:
 1,000,000 AAA          5.000% due 1/1/31                                                                  954,150
 2,000,000 AAA          5.500% due 1/1/38                                                                2,053,400
 2,000,000 AAA       Du Page County, IL GO, Alt Revenue, 5.125% due 7/1/26                               1,981,840
                     Golden Valley, CA GO, Unified School District, Capital Appreciation,
                      Series B, FGIC-Insured:
 1,500,000 AAA          Zero coupon bond to yield 5.400% due 8/1/26                                        403,410
   850,000 AAA          Zero coupon bond to yield 5.480% due 8/1/35                                        139,239
   500,000 AAA          Zero coupon bond to yield 5.480% due 8/1/36                                         77,640
 1,500,000 AAA          Zero coupon bond to yield 5.500% due 8/1/37                                        220,785
 1,075,000 Aaa*      Lago Vista, TX GO, ISD, PSFG, zero coupon bond to yield
                      5.700% due 8/15/22                                                                   350,041
 1,000,000 AA        Oregon State GO, Veterans Welfare, Series 81, 5.125% due 10/1/31                      976,790
    10,000 A         New York City, NY GO, Series D, 7.500% due 2/1/16                                      10,297
 1,000,000 Aa1*      Texas State GO, Veterans Housing Assistance, Series D, 6.450% due 12/1/20 (c)       1,054,880
 5,000,000 AAA       Washoe County, NV GO, Reno-Sparks Convention, Series A, FSA-Insured,
                      6.400% due 7/1/29                                                                  5,846,800
------------------------------------------------------------------------------------------------------------------
                                                                                                        24,739,309
------------------------------------------------------------------------------------------------------------------
Hospital -- 17.1%
 3,000,000 BBB       Arizona Health Facilities Authority Revenue, Catholic Health Care West, Series A,
                      6.625% due 7/1/20                                                                  3,123,720
 3,000,000 BBB-      Arkansas State Development Finance Authority, Hospital Revenue,
                      Washington Regional Medical Center, 7.375% due 2/1/29                              3,254,640
                     Colorado Health Facilities Authority Revenue Bonds:
 1,000,000 Baa1*      Parkview Medical Center Project, 6.500% due 9/1/20                                 1,083,300
 1,000,000 A          Vail Valley Medical Center, Series A, 6.500% due 1/15/13                           1,050,210
 3,000,000 BBB       Cuyahoga County, OH Hospital Facilities Revenue, (Canton Inc. Project),
                      7.500% due 1/1/30                                                                  3,305,160
   500,000 BBB+      Denver, CO Health & Hospital Authority, Health Care Revenue, Series A,
                      6.000% due 12/1/31                                                                   503,735
   725,000 A1*       Elkhart County, IN Hospital Authority Revenue, Elkhart General Hospital Inc.,
                       7.000% due 7/1/12                                                                   753,116
   350,000 BB-       Green Springs, OH Health Care Facilities Revenue, (St. Francis Health Care
                      Center Project), Series A, 7.125% due 5/15/25                                        285,862
 1,500,000 AA        Harris County, TX Health Facilities Development Corp., Hospital Revenue,
                      (Texas Children's Hospital Project), Series A, 5.250% due 10/1/29                  1,474,080

                      See Notes to Financial Statements.


      7 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT   RATING(a)                                            SECURITY                                              VALUE
-------------------------------------------------------------------------------------------------------------------------------
Hospital -- 17.1% (continued)
$  620,000 A         Harrison County, TX Health Facilities Development Corp. Revenue,
                      (Marshall Regional Medical Center Project), ACA-Insured,
                      5.500% due 1/1/18                                                                             $  614,687
 3,000,000 BBB       Henderson, NV Health Care Facility Revenue, Catholic Healthcare West, Series A,
                      6.750% due 7/1/20                                                                              3,143,550
 2,000,000 A-        Illinois Development Finance Authority, Hospital Revenue, Adventist Health
                      System, Sunbelt Obligation, 5.500% due 11/15/29                                                1,930,560
                     Illinois Health Facilities Authority Revenue:
 1,000,000 A-         Centegra Health System, 5.250% due 9/1/18                                                        953,600
   731,000 AAA        Community Provider Pooled Loan Program, FSA-Insured, 7.350% due 8/15/10                          747,521
 3,500,000 B2*        Mercy Hospital & Medical Center, 7.000% due 1/1/07                                             2,800,000
 3,000,000 A          OSF Healthcare Systems, 6.250% due 11/15/29                                                    3,108,960
 4,000,000 AAA        Rush-Presbyterian St. Luke's Medical Center, INFLOS, MBIA-Insured,
                        10.933% due 10/1/24 (b)                                                                      4,160,000
 3,000,000 A1*       Iowa Finance Authority Health Care Facilities Revenue, Genesis Medical Center,
                       6.250% due 7/1/25                                                                             3,135,180
 3,000,000 AA-       Iowa Finance Authority Revenue, Catholic Health Initiatives, Series A, 6.000% due 12/1/18       3,166,230
   900,000 BBB+      Klamath Falls, OR Inter-Community Hospital Merle West, 7.100% due 9/1/24                          942,894
 2,000,000 AA-       Lorain County, OH Hospital Revenue, Refunding & Improvement, Catholic Health Care
                       Partnership, Series A, 5.250% due 10/1/33                                                     1,942,680
 3,860,000 BBB-      Louisiana Public Facilities Authority Revenue, (General Health Systems Project),
                       6.800% due 11/1/16                                                                            3,979,699
   730,000 BBB       Maricopa County, AZ IDA, Health Facilities Revenue, (Catholic Healthcare West Project),
                       Series A, 5.000% due 7/1/16                                                                     656,620
                     Massachusetts State Health & Educational Facilities Authority Revenue:
   600,000 AAA        St. Elizabeth Hospital, LEVRRS, Series E, FSA-Insured, 10.820% due 8/12/21 (b)                   626,694
 1,250,000 BBB        University of Massachusetts Memorial Health Care Inc., Series C, 6.625% due 7/1/32             1,298,450
                     New Jersey Health Care Facilities Financing Authority Revenue:
 1,750,000 AAA        Jersey City Medical Center, AMBAC/FHA-Insured, 5.000% due 8/1/31                               1,723,207
 1,000,000 BBB-       St. Elizabeth Hospital Obligation Group, 6.000% due 7/1/27                                       927,220
 2,000,000 BBB-       Trinitas Hospital Obligation Group, 7.400% due 7/1/20                                          2,129,780
 2,250,000 A1*       New Mexico State Hospital Equipment Loan Council, Hospital Revenue, Presbyterian Health
                       Care Services, Series A, 5.500% due 8/1/30                                                    2,251,620
 4,920,000 B2*       Oklahoma Development Finance Authority Revenue, Refunding, Hillcrest Healthcare System,
                       Series A, 5.625% due 8/15/29                                                                  3,555,586
 2,000,000 NR        Orange County, FL Health Facilities Authority Revenue, First Mortgage, Healthcare Facilities,
                       9.000% due 7/1/31                                                                             2,060,920
 1,000,000 A+        Pennsylvania State Higher Educational Facilities Authority Revenue, University of Pennsylvania
                       Medical Center Health System, Series A, 6.000% due 1/15/31                                    1,034,800
 3,900,000 Aa3*      Rhode Island State Health & Educational Building Corp., Refunding Revenue, Health Facilities,
                       St. Antoine Residence, Series A, 6.125% due 11/15/18                                          4,101,006
 2,500,000 A-        Tarrant County, TX Health Facilities Development Corp., Hospital Revenue,
                       6.700% due 11/15/30                                                                           2,675,875
 2,000,000 Baa2*     Tomball, TX Hospital Authority Revenue, Tomball Regional Hospital, 6.000% due 7/1/19            1,917,680
 1,000,000 AAA       Weber County, UT Hospital Revenue, Health Services Inc., AMBAC-Insured,
                       5.000% due 8/15/30                                                                              957,260
                     Wisconsin State Health & Educational Facilities Authority Revenue:
 1,000,000 A-         Agnesian Health Care Inc., 6.000% due 7/1/30                                                   1,012,400
 5,000,000 BBB+       Aurora Health Care Inc., Series A, 5.600% due 2/15/29                                          4,706,850
 2,000,000 A+         Froedtert & Community Health Obligated Group, 5.375% due 10/1/30                               1,916,500

                      See Notes to Financial Statements.


      8 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT   RATING(a)                                        SECURITY                                           VALUE
------------------------------------------------------------------------------------------------------------------------
Hospital -- 17.1% (continued)
$2,000,000 A          Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20                         $ 1,979,500
 1,925,000 A3*        Monroe Clinic Inc., 5.375% due 2/15/22                                                  1,834,448
 2,000,000 Aaa*       Thedacare Inc., AMBAC-Insured, 5.000% due 12/15/30                                      1,899,840
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             84,725,640
-----------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 7.5%
                     Bexar County, TX Housing Finance Corp., Multi-Family Housing Revenue, Series A:
 1,000,000 Aaa*       Northern Hills Apartments, MBIA-Insured, 6.050% due 8/1/36                              1,062,480
 3,000,000 A3*        Refunding, Nob Hill Apartments, 6.000% due 6/1/31                                       2,875,650
   250,000 Aaa*      Cuyahoga County, OH Multi-Family Housing, Dalebridge Apartments, GNMA-Collateralized,
                       FHA-Insured, 6.500% due 10/20/20 (c)                                                     264,275
                     El Paso County, TX Housing Finance Corp., Multi-Family Housing Revenue, Series A:
 3,000,000 A3*        American Village Communities, 6.375% due 12/1/32                                        3,024,690
 2,390,000 A3*        La Plaza Apartments, 6.750% due 7/1/30                                                  2,515,284
 1,000,000 A3*        Las Lomas Apartments, 6.375% due 12/1/29                                                1,031,190
 1,000,000 AAA       Grand Prairie, TX Housing Finance Corp., Multi-Family Housing Revenue, (Landings of
                       Carrier Project), Series A, GNMA-Collateralized, 6.750% due 9/20/32                    1,090,040
 1,500,000 A+        Illinois Housing Development Authority, Multi-Family Housing Revenue, Series 1991A,
                       8.125% due 7/1/10                                                                      1,540,665
 1,500,000 A+        Indiana State HFA, Multi-Family Housing Mortgage Revenue, Hunters Run, FHA-Insured,
                       7.250% due 5/1/18 (c)                                                                  1,556,850
 5,000,000 Aa2*      Iowa Finance Authority, Multi-Family Housing Revenue, (Prestwick Apartments Project),
                       FHA-Insured, 7.500% due 12/1/36 (c)                                                    6,295,700
 1,000,000 A+        King County, WA Housing Authority Revenue, Refunding, Sr. Bonds, Series A,
                       6.800% due 3/1/26                                                                      1,048,170
 2,450,000 AAA       Maricopa County, AZ IDA, Multi-Family Housing Revenue Refunding, Series A-1,
                       GNMA-Collateralized, 6.000% due 10/20/31                                               2,631,496
 1,900,000 AAA       Mohave County, AZ IDA, Multi-Family Housing Revenue, (Copper Ridge Apartments),
                       FHA-Insured, 7.375% due 4/1/32 (c)                                                     1,991,637
   500,000 Aa3*      Portland, OR Multi-Family Housing, LOC U.S. National Bank of Oregon,
                       6.250% due 5/1/12 (c)                                                                    519,390
 1,000,000 BBB-      Roanoke, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue,
                       Refunding, United Dominion-Laurel Ridge, 6.625% due 5/1/23 (c)                         1,021,190
 1,000,000 AAA       Rogers County, OK HFA, Multi-Family Revenue, Refunding, Series A, FNMA-Collateralized,
                       FHA-Insured, 7.750% due 8/1/23                                                         1,009,710
 2,347,000 AAA       Seattle, WA Housing Authority, Low Income Housing Revenue, GNMA-Collateralized,
                       7.400% due 11/20/36                                                                    2,642,065
 1,000,000 A3*       Tarrant County, TX Housing Finance Corp., Multi-Family Housing Revenue, Westridge,
                       Series A, 6.000% due 6/1/31                                                              958,550
 2,000,000 A3*       Texas State Affordable Housing Corp., Multi-Family Housing Revenue, Ashton Place &
                       Woodstock Apartments, Series A, 6.300% due 8/1/33                                      2,005,560
 1,875,000 AAA       Yuma, AZ IDA, Multi-Family Mortgage Revenue, Refunding, Series A, GNMA-Collateralized,
                       6.100% due 9/20/34 (c)                                                                 2,046,844
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             37,131,436
-----------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 4.2%
    40,000 Aaa*      Aurora Kane & Dupage, IL Single-Family Mortgage Revenue, Series A,
                       GNMA/FHLMC-Collateralized, 7.950% due 10/1/25 (c)                                         40,758
                     Chicago, IL Single-Family Mortgage Revenue:
 2,000,000 Aaa*       Series A, FNMA/GNMA-Collateralized, 6.350% due 10/1/30 (c)                              2,172,920
 1,000,000 AAA        Series C, FNMA/GNMA/FHLMC-Collateralized, 7.000% due 3/1/32                             1,133,020

                      See Notes to Financial Statements.


      9 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT    RATING(a)                                        SECURITY                                            VALUE
--------------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 4.2% (continued)
$   205,000 Aa2*      Colorado HFA, Single-Family Program, Refunding, Sr. Bonds, Series 94 D-1,
                        8.000% due 12/1/24                                                                    $   215,066
  2,050,000 AAA       Cowley & Shawnee Counties, KS Mortgage Revenue, Series B, AMBAC-Insured,
                        GNMA-Collateralized, zero coupon bond to yield 7.868% due 6/1/22 (c)                      412,727
    325,000 AAA       Fort Worth, TX Housing Finance Corp., Single-Family Mortgage Revenue, Capital
                        Appreciation, Series A, GNMA-Collateralized, zero coupon bond to yield
                        8.500% due 6/1/21 (c)                                                                      66,310
  1,000,000 Aaa*      Franklin County, OH Mortgage Revenue, Villas at St. Therese, Series E,
                        GNMA-Collateralized, 5.900% due 6/20/39                                                 1,046,760
    350,000 AA        Idaho Housing Agency, Single-Family Mortgage, Series C-2, FHA-Insured,
                        7.900% due 1/1/22 (c)                                                                     351,186
    220,000 Aa2*      Labette County, KS Single-Family Mortgage Revenue, Refunding, Series A,
                        8.400% due 12/1/11                                                                        231,066
  1,595,000 AA        Massachusetts State HFA, Single-Family Mortgage, Housing Revenue, Series 38,
                        7.200% due 12/1/26 (c)                                                                  1,684,767
                      Missouri State Housing Development Community Mortgage Revenue, Series C:
    340,000 AAA        Capital Appreciation, GNMA-Collateralized, zero coupon bond to yield 7.350% due 7/1/23      69,153
    560,000 AAA        FNMA/GNMA-Collateralized, 7.450% due 9/1/27 (c)                                            618,167
    300,000 AAA       Nebraska Investments Finance Authority, GNMA-Collateralized, RIBS, Series B,
                        11.231% due 10/17/23 (b)(c)                                                               312,864
    900,000 Aa3*      New Hampshire State HFA, Single-Family Residential Mortgage, Series D, LOC Landesbank
                        Hessen, 7.250% due 7/1/15 (c)                                                             922,401
    185,000 AAA       Ohio Housing Finance Agency Residential Mortgage, Series A-2, GNMA-Collateralized,
                        6.625% due 3/1/26 (c)                                                                     193,823
                      Panhandle, TX Regional Housing Finance Corp.:
  1,000,000 Aaa*       Series A, GNMA-Collateralized, 6.650% due 7/20/42                                        1,088,130
     65,000 BBB        Single-Family Mortgage Revenue, 10.375% due 3/1/09                                          65,271
  1,000,000 AA+       Pennsylvania State HFA, Single-Family Mortgage Revenue, Series 39B,
                        6.875% due 10/1/24 (c)                                                                  1,046,960
  1,360,000 AAA       Pima County, AZ Single-Family Mortgage Revenue, Series A, FNMA/GNMA/FHLMC-
                        Collateralized, step bond to yield 7.100% due 11/1/29 (c)                               1,479,707
    200,000 AAA       Prince Georges County, MD Housing Authority, Single-Family Mortgage Revenue,
                        Refunding, Series A, GNMA-Collateralized, 8.000% due 1/1/17                               210,824
    425,000 AAA       Reno County, KS Single-Family Mortgage Revenue, Series A, AMBAC-Insured,
                        zero coupon bond to yield 11.704% due 12/1/14                                              97,316
  1,500,000 AA+       Rhode Island Housing & Mortgage Financing Corp., Home Ownership Opportunity Bonds,
                        INFLOS, 11.482% due 4/1/24 (b)(c)                                                       1,594,545
  2,480,000 Aaa*      Sedgwick & Shawnee Counties, KS Single-Family Mortgage Revenue, Series A-1,
                        GNMA-Collateralized, 6.875% due 12/1/26 (c)                                             2,782,510
    157,853 A1*       St. Bernard Parish, LA Home Mortgage Authority, Single-Family Mortgage Revenue,
                        Refunding, Series A, 8.000% due 3/25/12                                                   157,853
    295,000 AAA       Travis County, TX Housing Finance Corp., Single-Family Mortgage Revenue, Series B,
                        FNMA/GNMA-Collateralized, 7.100% due 10/1/27 (c)                                          311,461
    160,000 AAA       Utah HFA, Single-Family Mortgage Revenue, FHA-Insured, Sr. Bond,
                        7.300% due 7/1/16                                                                         163,810
  2,375,000 AA+       Virginia State Housing Development Authority, Commonwealth Mortgage, Series A,
                        7.150% due 1/1/33                                                                       2,432,618
     95,000 AA        Wyoming Community Development Authority, Series B, FHA-Insured, 8.125% due 6/1/21 (c)        95,813
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               20,997,806
-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     10 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


    FACE
   AMOUNT    RATING(a)                                            SECURITY
-----------------------------------------------------------------------------------------------------------------------
Industrial Development -- 2.3%
 $ 1,050,000 A+++      Brookhaven, NY IDA, Revenue, TDS Realty/Island ADC Income Facility, LOC Fleet Bank,
                         6.550% due 12/1/19 (c)
   2,000,000 NR        Hillsborough County, FL IDA, Exempt Facilities Revenue, National Gypsum, Series A,
                        7.125% due 4/1/30 (c)
   1,150,000 NR        Lancaster, PA IDA, Revenue, (Garden Spot Village Project), Series A, 7.625% due 5/1/31
   1,640,000 AA-       Oklahoma City, OK Industrial & Cultural Facilities, Trigen Energy Corp., 6.750% due 9/15/17 (c)
   1,000,000 A+        Rensselaer County, NY IDA, Albany International Corp., LOC Fleet Bank, 7.550% due 6/15/07 (c)
   2,500,000 NR        Suffolk County, NY IDA, Revenue, Nissequogue Cogen Partners Facility, 5.500% due 1/1/23 (c)
   2,000,000 A+        West Chicago, IL IDR, (Leggett & Platt Inc. Project), 6.900% due 9/1/24 (c)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Life Care -- 2.5%
   2,925,000 Aa*       Hamilton County, OH Mortgage Revenue, Judson Care Center, Series A, FHA-Insured,
                        6.500% due 8/1/26
   2,500,000 BBB       Illinois Development Finance Authority, Health Facilities, Community Living, 7.125% due 3/1/10
   1,000,000 Baa2*     Indianapolis, IN Industrial EDR, Refunding & Improvement, 7.625% due 10/1/22
   1,000,000 BBB-      John Tolfree Health System Corp., Mortgage Revenue, 6.000% due 9/15/23
                       Massachusetts State Industrial Finance Agency, Revenue Refunding, Series A:
     985,000 AAA        Chelsea Jewish, FHA-Insured, 6.500% due 8/1/37
   2,000,000 NR         Chestnut Knoll Project, 5.625% due 2/15/25
   1,000,000 NR        Montgomery County, PA Higher Education & Health Authority Revenue, Temple Continuing
                         Care Center, 6.750% due 7/1/29
   1,000,000 A-        Montgomery County, PA IDA, Retirement Community Revenue, Life Communities Inc.,
                        5.250% due 11/15/28
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Miscellanous -- 13.8%
                       Arkansas State Development Finance Authority, Tobacco Settlement Revenue:
   1,000,000 Aa2*        BioSciences Institute College, 5.250% due 12/1/41
   1,000,000 Aa3*       Northern Tobacco Securitization Corp., Asset-Backed Bonds, 5.500% due 6/1/29
   2,250,000 BBB-      Austin, TX Convention Enterprises Inc., Convention Center, 1st Tier, Series A,
                        6.700% due 1/1/32
   2,000,000 A+++      Chautauqua, NY Tobacco, Asset Securitization Corp., 6.750% due 7/1/40
   2,000,000 AAA       Cleveland, OH Apartment System Revenue, Series A, FSA-Insured, 5.000% due 1/1/31
                       Dauphin County, PA General Authority:
   4,000,000 NR         Hyatt Regency, 6.200% due 1/1/29
   1,500,000 NR         Riverfront Office, 6.000% due 1/1/25
                       District of Columbia, Tobacco Settlement Financing Corp., Asset Backed Bonds:
   1,585,000 A1*        6.500% due 5/15/33
   3,000,000 A1*        6.750% due 5/15/40
     900,000 Baa3*     Edmond, OK EDA, Collegiate Housing Foundation, Series A, 5.375% due 12/1/19
   2,000,000 B2*       Galveston, TX Special Contract Revenue, Refunding, (Farmland Industries Inc. Project),
                        5.500% due 5/1/15
   3,000,000 AAA       Houston, TX Apartment System Revenue, Sub. Lien, Series B, FSA-Insured, 5.500% due 7/1/30
  10,000,000 AAA       Houston, TX Hotel Occupancy, Tax & Special Revenue, Capital Appreciation, Series B,
                        AMBAC-Insured, zero coupon bond to yield 5.680% due 9/1/33
   2,000,000 A+        Houston, TX Participation Interest, 6.400% due 6/1/27
   2,000,000 A         Illinois Development Finance Authority Revenue, City of East St. Louis, 7.250% due11/15/09
                       Indiana Bond Bank Guaranty, State Revolving Fund:
   1,500,000 AAA        Series A, 6.875% due 2/1/12
     710,000 AAA        Series B, 5.000% due 8/1/23

                                           SECURITY                                                VALUE
------------------------------------------------------------------------------------------------------------

Brookhaven, NY IDA, Revenue, TDS Realty/Island ADC Income Facility, LOC Fleet Bank,
  6.550% due 12/1/19 (c)                                                                        $ 1,150,391
Hillsborough County, FL IDA, Exempt Facilities Revenue, National Gypsum, Series A,
 7.125% due 4/1/30 (c)                                                                            1,600,300
Lancaster, PA IDA, Revenue, (Garden Spot Village Project), Series A, 7.625% due 5/1/31            1,190,538
Oklahoma City, OK Industrial & Cultural Facilities, Trigen Energy Corp., 6.750% due 9/15/17 (c)   1,644,100
Rensselaer County, NY IDA, Albany International Corp., LOC Fleet Bank, 7.550% due 6/15/07 (c)     1,143,330
Suffolk County, NY IDA, Revenue, Nissequogue Cogen Partners Facility, 5.500% due 1/1/23 (c)       2,333,700
West Chicago, IL IDR, (Leggett & Platt Inc. Project), 6.900% due 9/1/24 (c)                       2,120,060

                                                                                                 11,182,419


Hamilton County, OH Mortgage Revenue, Judson Care Center, Series A, FHA-Insured,
 6.500% due 8/1/26                                                                                3,119,951
Illinois Development Finance Authority, Health Facilities, Community Living, 7.125% due 3/1/10    2,532,200
Indianapolis, IN Industrial EDR, Refunding & Improvement, 7.625% due 10/1/22                      1,033,630
John Tolfree Health System Corp., Mortgage Revenue, 6.000% due 9/15/23                              903,110
Massachusetts State Industrial Finance Agency, Revenue Refunding, Series A:
 Chelsea Jewish, FHA-Insured, 6.500% due 8/1/37                                                  1,074,556
 Chestnut Knoll Project, 5.625% due 2/15/25                                                      1,626,820
Montgomery County, PA Higher Education & Health Authority Revenue, Temple Continuing
  Care Center, 6.750% due 7/1/29                                                                    896,850
Montgomery County, PA IDA, Retirement Community Revenue, Life Communities Inc.,
 5.250% due 11/15/28                                                                                926,510

                                                                                                 12,113,627


Arkansas State Development Finance Authority, Tobacco Settlement Revenue:
  BioSciences Institute College, 5.250% due 12/1/41                                                 967,620
 Northern Tobacco Securitization Corp., Asset-Backed Bonds, 5.500% due 6/1/29                      999,920
Austin, TX Convention Enterprises Inc., Convention Center, 1st Tier, Series A,
 6.700% due 1/1/32                                                                                2,313,630
Chautauqua, NY Tobacco, Asset Securitization Corp., 6.750% due 7/1/40                             2,191,220
Cleveland, OH Apartment System Revenue, Series A, FSA-Insured, 5.000% due 1/1/31                  1,940,060
Dauphin County, PA General Authority:
 Hyatt Regency, 6.200% due 1/1/29                                                                3,703,640
 Riverfront Office, 6.000% due 1/1/25                                                            1,417,380
District of Columbia, Tobacco Settlement Financing Corp., Asset Backed Bonds:
 6.500% due 5/15/33                                                                              1,759,667
 6.750% due 5/15/40                                                                              3,274,530
Edmond, OK EDA, Collegiate Housing Foundation, Series A, 5.375% due 12/1/19                         838,215
Galveston, TX Special Contract Revenue, Refunding, (Farmland Industries Inc. Project),
 5.500% due 5/1/15                                                                                1,706,840
Houston, TX Apartment System Revenue, Sub. Lien, Series B, FSA-Insured, 5.500% due 7/1/30         3,053,880
Houston, TX Hotel Occupancy, Tax & Special Revenue, Capital Appreciation, Series B,
 AMBAC-Insured, zero coupon bond to yield 5.680% due 9/1/33                                       1,716,200
Houston, TX Participation Interest, 6.400% due 6/1/27                                             2,081,540
Illinois Development Finance Authority Revenue, City of East St. Louis, 7.250% due11/15/09        2,181,340
Indiana Bond Bank Guaranty, State Revolving Fund:
 Series A, 6.875% due 2/1/12                                                                     1,681,335
 Series B, 5.000% due 8/1/23                                                                       689,744

                      See Notes to Financial Statements.


     11 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)            September 30 , 2001


   FACE
  AMOUNT    RATING(a)                                          SECURITY                                             VALUE
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 13.8% (continued)
$ 2,375,000 NR        Maryland State Economic Development Corp. Revenue, Health & Mental Hygiene Program,
                        Series A, 7.750% due 3/1/25                                                              $ 2,496,600
  1,000,000 AA        Massachusetts State Development Finance Agency Revenue, May Institute Issue, Asset
                        Guaranty, 5.750% due 9/1/29                                                                1,042,910
  2,000,000 AAA       Michigan State Trunk Line, Series A, FSA-Insured, 5.000% due 11/1/25                         1,964,200
  5,750,000 AAA       Mississippi Development Bank Special Obligation, Capital Projects & Equipment Program,
                        Series A, AMBAC-Insured, 5.625% due 7/1/31                                                 6,126,453
  1,000,000 NR        New Morgan, PA Municipal Authority Office Revenue, (Commonwealth Office Project),
                        Series A, 6.500% due 6/1/25                                                                1,003,470
  2,750,000 A1*       New York Counties Tobacco Trust II, Tobacco Settlement Pass Thru Bonds,
                       5.750% due 6/1/43                                                                           2,829,255
  1,000,000 BBB-++    Overland Park, KS Development Corp. Revenue, 1st Tier, Overland Park, Series A,
                       7.375% due 1/1/32                                                                           1,030,620
  1,500,000 A3*       Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, (Amtrak
                        Project), Series A, 6.375% due 11/1/41 (c)                                                 1,540,065
  2,865,000 A3*       Port Longview, WA Revenue, Refunding, Series A, 6.250% due 12/1/18 (c)                       3,050,996
  3,000,000 AA        Rhode Island State Economic Development Corp. Revenue, Providence Plaza Mall, Asset
                        Guaranty, Sr. Note, 6.125% due 7/1/20                                                      3,220,830
  1,000,000 Baa3*     Rockbridge County, VA IDA Revenue, Horse Center, Series C, 6.850% due 7/15/21                1,016,950
                      South Carolina Tobacco Settlement Revenue, Management Authority, Series B:
  5,000,000 A1*        6.375% due 5/15/28                                                                          5,306,600
  2,000,000 A1*        6.375% due 5/15/30                                                                          2,177,280
  2,500,000 BBB+      Summit County, CO Sports Facilities Refunding, Revenue, (Keystone Resorts Management Inc.
                        Project), Ralston Purina Co. Guaranty, 7.750% due 9/1/06                                   2,875,675
    215,000 AAA       Utah State Municipal Finance Cooperative, Local Government Revenue, Pooled Capital
                        Improvement Program, FSA-Insured, 6.900% due 3/1/02                                          219,169
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  68,417,834
----------------------------------------------------------------------------------------------------------------------------
Pollution Control -- 5.8%
  1,700,000 BBB       Adams County, MS Environmental Improvement Revenue, Refunding, (International Paper Co.
                        Project), Series A, 6.800% due 8/1/24 (c)                                                  1,817,929
  5,000,000 Aa3*      Brazos River, TX Navigation District, (BASF Corp. Project), 6.750% due 2/1/10                5,876,300
  3,600,000 A1*       La Crosse, WI Resource Recovery Revenue, Refunding, (Northern States Power Co. Project),
                        6.000% due 11/1/21 (c)                                                                     3,989,520
  3,000,000 A-        Lowndes County, MS Solid Waste Disposal & PCR, Refunding, (Weyerhaeuser Co. Project),
                        Series A, 6.800% due 4/1/22                                                                3,423,630
  1,000,000 BBB       Mobile, AL Industrial Development Board, Environmental Improvement Revenue, (International
                        Paper Co. Project), Series B, 6.450% due 5/15/19 (c)                                       1,058,540
    785,000 NR        New Jersey EDA, Revenue, (Atlantic City Sewer Project), 7.250% due 12/1/11 (c)                 804,319
    500,000 NR        Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.000% due 6/1/21 (c)          25,000
  1,000,000 BBB       Rapides, LA Finance Authority, Environmental Improvement Revenue, (International Paper Co.
                        Project), Series A, 6.550% due 11/15/23 (c)                                                1,052,220
  1,850,000 BBB       Richland, SC Solid Waste Facility, (Union Camp Project), Series B, 7.125% due 9/1/21 (c)     1,889,183
  3,000,000 NR        Rockdale County, GA Solid Waste Authority Revenue, (Visy Paper Inc. Project),
                       7.500% due 1/1/26 (c)                                                                       3,057,090
  1,945,000 A         Saint Charles Parish, LA PCR, (Union Carbide Project), 7.350% due 11/1/22 (c)                2,039,877

                      See Notes to Financial Statements.


     12 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT   RATING(a)                                         SECURITY                                            VALUE
--------------------------------------------------------------------------------------------------------------------------
Pollution Control -- 5.8% (continued)
$1,130,000 A         Southwestern Illinois Development Authority, Solid Waste Disposal Revenue,
                       (Laclede Steel Co. Project), 8.500% due 8/1/20 (c)                                     $ 1,157,007
 2,200,000 Baa2*     Sweetwater County, WY Solid Waste Disposal Revenue, (FMC Corp. Project),
                       Series A, 7.000% due 6/1/24 (c)                                                          2,265,582
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               28,456,197
-------------------------------------------------------------------------------------------------------------------------
Pre-Refunded (e) -- 1.1%
   500,000 NR        Illinois Health Facility Authority Revenue, United Medical Center, (Call 7/1/03 @ 100),
                       8.375% due 7/1/12                                                                          549,985
   150,000 Aaa*      New York City, NY GO, Series D, (Call 2/1/02 @ 101.5), 7.500% due 2/1/16                     154,873
   486,000 AA-       New York State Dormitory Authority Revenues, Series B, (Call 5/15/05 @ 100),
                       7.500% due 5/15/11                                                                         607,709
                     North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding,
                       Series A, (Call 1/1/22 @ 100):
 1,000,000 AAA          4.500% due 1/1/24                                                                         950,170
 1,310,000 Aaa*         6.000% due 1/1/26                                                                       1,495,417
 1,095,000 NR        Portland, TX Community Center, Sales Tax Gross Revenue, (Call 2/15/04 @ 102),
                       7.000% due 2/15/25                                                                       1,218,987
 1,490,000 AAA       Weatherford, TX ISD, Capital Appreciation, PSFG, (Call 2/15/10 @ 48.281), zero coupon
                       bond to yield 6.730% due 2/15/21                                                           503,948
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                5,481,089
-------------------------------------------------------------------------------------------------------------------------
Public Facilities -- 3.3%
 2,500,000 AAA       Chicago, IL Lakefront Millennium Parking Facilities, MBIA-Insured, step bond to yield
                       5.750% due 1/1/29                                                                        1,943,250
 2,500,000 A-        Dekalb County, IN Redevelopment, (Mini-Mill Local Public Improvement Project), Series A,
                       6.500% due 1/15/14                                                                       2,694,025
 2,750,000 AAA       Harrisburg, PA Redevelopment Authority, FSA-Insured, zero coupon bond to yield
                       5.220% due 5/1/21                                                                          968,907
 3,685,000 AA        Indianapolis, IN Local Public Improvement Bond Bank, Series D, 6.750% due 2/1/14           4,395,615
 1,250,000 NR        Port Authority, NY & NJ Special Obligation Revenue, (5th Installment Special Project),
                       Series 4, 6.750% due 10/1/19 (c)                                                         1,287,113
   500,000 VMIG 1*   Sevier County, TN Public Building Authority, Local Government Public Improvement,
                       Series IV-A-2, FSA-Insured, 2.750% due 6/1/25 (f)                                          500,000
 3,960,000 AA-       Tulsa, OK Public Facilities Authority, Lease Payment Revenue Refunding, Assembly Center,
                       6.600% due 7/1/14                                                                        4,693,471
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               16,482,381
-------------------------------------------------------------------------------------------------------------------------
Tax Allocation -- 1.6%
 2,000,000 AAA       Dallas, TX Area Rapid Transit Sales Tax Revenue, Sr. Lien, AMBAC-Insured,
                       5.000% due 12/1/31                                                                       1,939,300
                     Midlothian, TX Development Authority, Tax Increment Contract Revenue:
 2,000,000 NR         6.700% due 11/15/23                                                                       1,900,540
 2,000,000 NR         7.875% due 11/15/26                                                                       2,112,880
 1,000,000 BBB-      Providence, RI Special Obligation, Tax Increment, Series D, 6.650% due 6/1/16              1,059,610
 2,650,000 AAA       San Francisco CA Redevelopment Financing Authority, Tax Allocation, Capital
                       Appreciation, (City & County Redevelopment Project), Series D, MBIA-Insured,
                       zero coupon bond to yield 5.200% due 8/1/24                                                795,769
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,808,099
-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     13 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


    FACE
   AMOUNT    RATING(a)                                           SECURITY                                             VALUE
-------------------------------------------------------------------------------------------------------------------------------
Transportation -- 13.7%
$  2,500,000 NR        Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Cargoport,
                         8.125% due 5/1/31 (c)                                                                      $2,385,900
   3,000,000 BB        Alliance Airport Authority Inc., Texas Special Facilities Revenue, (American Airlines Inc.
                         Project), 7.500% due 12/1/29 (c)                                                            2,785,470
   2,000,000 AAA       Chicago, IL Midway Airport Revenue, Series A, FSA-Insured, 5.100% due 1/1/31 (c)              1,929,200
                       Chicago, IL O'Hare International Airport, 2nd Lien Passenger Facilities Revenue,
                         AMBAC-Insured:
   2,000,000 AAA          Series A, 5.375% due 1/1/32 (c)                                                            2,005,300
     750,000 AAA          Series B, 5.000% due 1/1/26                                                                  720,420
   3,000,000 AAA       Chicago, IL Skyway Toll Bridge Revenue, AMBAC-Insured, 5.500% due 1/1/31                      3,109,650
   1,000,000 AAA       Chicago, IL Special Transportation Revenue, Highway Improvements, AMBAC-Insured,
                         5.250% due 1/1/31                                                                             996,950
   2,010,000 NR        Connecticut Development Authority, Airport Facilities Revenue, (Signature Flight Co.
                         Project), Guaranty Agreement Series A, 6.625% due 12/1/14 (c)                               2,040,652
                       Connector 2000 Association Inc., Toll Road Revenue, Capital Appreciation, Series B,
                         Sr. Bond:
  20,000,000 BBB-         Zero coupon bond to yield 5.850% due 1/1/37                                                1,518,600
  19,000,000 BBB-         Zero coupon bond to yield 5.850% due 1/1/38                                                1,340,830
   3,500,000 BB        Dallas-Fort Worth, TX International Airport Revenue, Facility Improvement Corp. Revenue,
                         American Airlines Inc., 6.375% due 5/1/35 (c)                                               2,756,950
   1,000,000 AAA       Delaware Valley, PA Regional Finance Authority, Local Government Revenue, Series A,
                         AMBAC-Insured, 5.500% due 8/1/28                                                            1,071,800
   3,130,000 A         Denver, CO City & County Airport Revenue, Series B, 7.250% due 11/15/07 (c)                   3,310,726
  18,200,000 AAA       E-470 Public Highway Authority Revenue Bonds, Capital Appreciation, Sr. Bonds, Series B,
                         MBIA-Insured, zero coupon bond to yield 5.520% due 9/1/25                                   4,984,798
   2,000,000 NR        Kenton County, KY Airport Board, Special Facilities Revenue, (Mesaba Aviation Inc. Project),
                         Series A, 6.700% due 7/1/29 (c)                                                             1,741,280
                       Massachusetts State Turnpike Authority, Highway System Revenue, Series A:
   5,500,000 AAA        AMBAC-Insured, 5.000% due 1/1/39                                                             5,293,035
   8,235,000 AAA        Capital Appreciation, Sr. Bonds, MBIA-Insured, zero coupon bond to yield
                          5.650% due 1/1/28                                                                          2,075,961
                       New Hampshire State Turnpike System Revenue, Refunding, FGIC-Insured:
   2,500,000 AAA        Series A, 6.750% due 11/1/11                                                                 2,897,775
   1,000,000 AAA        Series C, RIBS, 11.300% due 11/1/17 (b)                                                      1,252,280
                       Northwest Parkway Public Highway Authority, CO Revenue, Sr. Bonds,
                        Capital Appreciation:
   3,000,000 AAA          Series A, FSA-Insured, 5.250% due 6/15/41                                                  2,984,850
  10,000,000 AAA          Series B, AMBAC-Insured, zero coupon bond to yield 6.300% due 6/15/31                      1,675,300
   5,000,000 AAA          Series C, FSA-Insured, zero coupon bond to yield 5.800% due 6/15/25 (b)                    2,923,200
                       Pocahontas Parkway Association, Virginia Toll Road Revenue, Capital Appreciation,
                         Series B, Sr. Bonds:
  25,000,000 BBB-         Zero coupon bond to yield 5.950% due 8/15/34                                               2,613,500
  35,000,000 BBB-         Zero coupon bond to yield 5.950% due 8/15/35                                               3,416,000
   1,045,000 AAA       Regional Transit Authority Illinois, Series C, FGIC-Insured, 7.750% due 6/1/20                1,362,398

                      See Notes to Financial Statements.


     14 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


    FACE
   AMOUNT    RATING(a)                                        SECURITY                                           VALUE
---------------------------------------------------------------------------------------------------------------------------
Transportation -- 13.7% (continued)
                       San Joaquin Hills, CA Transportation Corridor Agency, Toll Road Revenue, Capital
                         Appreciation, Series A, MBIA-Insured:
$  4,000,000 AAA          Zero coupon bond to yield 5.670% due 1/15/30                                        $    893,600
   5,500,000 AAA          Zero coupon bond to yield 5.670% due 1/15/32                                           1,105,170
   8,135,000 AAA          Zero coupon bond to yield 5.670% due 1/15/34                                           1,470,239
   5,000,000 AAA          Zero coupon bond to yield 5.670% due 1/15/36                                             799,350
   2,000,000 AAA       St. Louis, MO Airport Revenue, (Airport Development Program), Series A, MBIA-Insured,
                         5.250% due 7/1/31                                                                       2,001,340
   2,000,000 AA-       Triborough Bridge & Tunnel Authority Revenues, (Convention Center Project), Series E,
                         7.250% due 1/1/10                                                                       2,337,520
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                67,800,044
--------------------------------------------------------------------------------------------------------------------------
Utility -- 3.6%
   4,000,000 BBB-      Clarksville, TN Natural Gas Acquisition Corp., Series A, 7.500% due 11/1/04               4,086,840
   1,500,000 A         Georgia Municipal Electric Authority, Power Revenue, Series X, 6.500% due 1/1/12          1,719,585
   1,250,000 AAA       Hawaii State Department Budget & Finance, Hawaiian Electric Co., Inc., Series A,
                         MBIA-Insured, 5.650% due 10/1/27 (c)                                                    1,296,337
   2,500,000 NR        Michigan State Strategic Fund, Resource Recovery, Limited Obligation Revenue,
                         Central Wayne Energy Recovery, Series A, 7.000% due 7/1/27 (c)                          1,625,000
   1,000,000 A+        New York State Energy Research & Development, (Con Edison Project), Series A,
                         7.125% due 12/1/29 (c)                                                                  1,101,320
                       North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding:
                        Series B:
   1,775,000 BBB          6.000% due 1/1/22                                                                      1,849,177
   1,700,000 A            ACA-Insured, 5.750% due 1/1/24                                                         1,672,596
   2,500,000 BBB        Series D, 6.700% due 1/1/19                                                              2,703,800
   1,500,000 AAA       Ohio Municipal Electric Generation Agency, Joint Venture 5, Certificates of Beneficial
                        Interest, MBIA-Insured, zero coupon bond to yield 5.550% due 2/15/09                       342,540
   1,235,000 AAA       Piedmont, SC Municipal Power Agency, Electric Revenue, Refunding, FGIC-Insured,
                         6.750% due 1/1/20                                                                       1,506,675
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                17,903,870
--------------------------------------------------------------------------------------------------------------------------
Water and Sewer -- 5.7%
   2,400,000 A-        Dauphin County, PA IDA, General Water Works Corp., 6.900% due 6/1/24 (c)                  2,942,904
                       Detroit, MI Sewer Disposal Revenue, Sr. Lien, Series A, FGIC-Insured:
   1,000,000 AAA        5.125% due 7/1/31                                                                          987,140
   3,000,000 AAA        5.250% due 7/1/33                                                                        3,008,820
                       Houston, TX Water & Sewer System Revenue, Capital Appreciation, Series A, FSA-Insured:
   2,000,000 AAA        Zero coupon bond to yield 5.490% due 12/1/22                                               641,020
  25,000,000 AAA        Zero coupon bond to yield 5.500% due 12/1/28                                             5,666,750
   2,000,000 A-        Idaho State Water Resources Board, Water Revenue, Resource Development,
                         (Boise Water Corp. Project), 7.250% due 12/1/21 (c)                                     2,051,140
                       New York City Municipal Water Finance Authority:
   1,000,000 AA         Refunding Revenue, Series B, 5.000%, mandatory tender 6/15/06                              973,640
   2,375,000 AA         Water & Sewer System Revenue, Series C, 5.125% due 6/15/33                               2,340,016
   1,550,000 Aaa*      Paris, TX Water & Sewer Revenue, FGIC-Insured, 5.375% due 6/15/20                         1,580,612
   3,400,000 Aa2*      Port of Umatilla, OR Water Revenue, LOC ABN AMRO Bank, 6.650% due 8/1/22 (c)              3,661,052

                      See Notes to Financial Statements.


     15 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001

   FACE
  AMOUNT    RATING(a)                                  SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------------
Water and Sewer -- 5.7% (continued)
$ 2,750,000 A         Trumbull County, OH Sewer Disposal Revenue, (General Motors Corp. Project),
                        6.750% due 7/1/14 (c)                                                     $  3,187,992
  1,000,000 AAA       Wichita Falls, TX Water & Sewer Revenue, Priority Lien, AMBAC-Insured,
                        5.000% due 8/1/27                                                              967,540
--------------------------------------------------------------------------------------------------------------
                                                                                                    28,008,626
--------------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $466,910,369**)                                                    $494,462,499
--------------------------------------------------------------------------------------------------------------

(a)All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++), which are rated by Fitch IBCA, Duff & Phelps.
(b)Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.
(c)Income from this issue is considered a preference item for purpose of calculating the alternative minimum tax.
(d)Bonds escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(e)Bonds escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(f)Variable rate obligation payable at par on demand at anytime on no more than sevens days notice.
**Aggregate cost for Federal income tax purposes is substantially the same.

  See pages 17 and 18 for definitions of ratings and certain security descriptions.



     16 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB and B-- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards.
           Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds rated "Baa" are considered to be medium grade obligations,
           i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B       -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



     17 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

A       -- Bonds rated "A" are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB     -- Bonds rated "BBB" currently have a low expectation of credit risk.
           The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

NR      -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

 Short-Term Ratings (unaudited)

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 Security Descriptions (unaudited)

ABAG   --  Association of Bay Area Governors
ACA    --  American Capital Assurance
AIG    --  American International Guaranty
AMBAC  --  American Municipal Bond Assurance
           Corporation
BAN    --  Bond Anticipation Notes
BIG    --  Bond Investors Guaranty
CGIC   --  Capital Guaranty Insurance Company
CHFCLI --  California Health Facility Construction
           Loan Insurance
CONNIE
  LEE  --  College Construction Loan Association
COP    --  Certificate of Participation
EDA    --  Economic Development Authority
EDR    --  Economic Development Revenue
ETM    --  Escrowed To Maturity
FGIC   --  Financial Guaranty Insurance Company
FHA    --  Federal Housing Administration
FHLMC  --  Federal Home Loan Mortgage Corporation
FLAIRS --  Floating Adjustable Interest Rate Securities
FNMA   --  Federal National Mortgage Association
FRTC   --  Floating Rate Trust Certificates
FSA    --  Financial Security Assurance
GIC    --  Guaranteed Investment Contract
GNMA   --  Government National Mortgage Association
HDC    --  Housing Development Corporation
HFA    --  Housing Finance Authority
IDA    --  Industrial Development Authority
IDB    --  Industrial Development Board
IDR    --  Industrial Development Revenue
INFLOS --  Inverse Floaters
ISD    --  Independent School District
LEVRRS --  Leveraged Reverse Rate Securities
LOC    --  Letter of Credit
MBIA   --  Municipal Bond Investors Assurance
           Corporation
MVRICS --  Municipal Variable Rate Inverse Coupon
           Security
PCR    --  Pollution Control Revenue
PSFG   --  Permanent School Fund Guaranty
RAN    --  Revenue Anticipation Notes
RIBS   --  Residual Interest Bonds
RITES  --  Residual Interest Tax-Exempt Securities
SYCC   --  Structured Yield Curve Certificate
TAN    --  Tax Anticipation Notes
TECP   --  Tax Exempt Commercial Paper
TOB    --  Tender Option Bonds
TRAN   --  Tax and Revenue Anticipation Notes
VA     --  Veterans Administration
VRDD   --  Variable Rate Daily Demand



     18 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Statement of Assets and Liabilities (unaudited)             September 30, 2001


ASSETS:
   Investments, at value (Cost -- $466,910,369)              $494,462,499
   Cash                                                            58,797
   Interest receivable                                          7,289,564
   Receivable for Fund shares sold                              2,004,977
   Receivable for securities sold                                 707,925
   Other assets                                                     1,388
---------------------------------------------------------------------------
   Total Assets                                               504,525,150
---------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                             2,820,431
   Dividends payable                                            2,266,688
   Management fee payable                                         181,709
   Distribution fee payable                                       129,761
   Accrued expenses                                               110,118
---------------------------------------------------------------------------
   Total Liabilities                                            5,508,707
---------------------------------------------------------------------------
Total Net Assets                                             $499,016,443
---------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                $     36,392
   Capital paid in excess of par value                        477,373,080
   Undistributed net investment income                            884,569
   Accumulated net realized loss on security transactions      (6,829,728)
   Net unrealized appreciation on investments                  27,552,130
---------------------------------------------------------------------------
Total Net Assets                                             $499,016,443
---------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                     30,801,455
   -                                                                     -
   Class B                                                      3,645,897
   -                                                                     -
   Class L                                                      1,944,430
   -                                                                     -
Net Asset Value:
   Class A (and redemption price)                                  $13.71
   -                                                                     -
   Class B *                                                       $13.70
   -                                                                     -
   Class L **                                                      $13.73
   -                                                                     -
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.17% of net asset value
     per share)                                                    $14.28
   -                                                                     -
   Class L (net asset value plus 1.01% of net asset value
     per share)                                                    $13.87
---------------------------------------------------------------------------
 *Redemption price is NAV of Class B reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).
**Redemption price is NAV of Class L reduced by a 1.00% CDSC if shares are redeemed within one year from purchase.

                      See Notes to Financial Statements.


     19 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

Statement of Operations (unaudited) For the Six Months Ended September 30, 2001


INVESTMENT INCOME:
   Interest                                                                     $15,256,275
--------------------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 3)                                                        1,064,893
   Distribution fee (Note 3)                                                        541,019
   Shareholder and system servicing fees                                             60,242
   Registration fees                                                                 24,934
   Shareholder communications                                                        19,292
   Audit and legal                                                                   17,654
   Pricing service fees                                                              17,472
   Custody                                                                           10,010
   Trustees' fees                                                                     1,092
   Other                                                                              4,550
--------------------------------------------------------------------------------------------
   Total Expenses                                                                 1,761,158
--------------------------------------------------------------------------------------------
Net Investment Income                                                            13,495,117
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions (excluding short-term securities):
     Proceeds from sales                                                         85,388,691
     Cost of securities sold                                                     84,148,396
--------------------------------------------------------------------------------------------
   Net Realized Gain                                                              1,240,295
--------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation (Note 1)                               3,300,533
--------------------------------------------------------------------------------------------
Net Gain on Investments                                                           4,540,828
--------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                          $18,035,945
--------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     20 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended September 30, 2001 (unaudited)
and the Year Ended March 31, 2001
                                                                     September 30    March 31
-------------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                                             $ 13,495,117  $ 24,761,111
   Net realized gain                                                    1,240,295     1,419,658
   Increase in net unrealized appreciation                              3,300,533    19,682,821
-------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                              18,035,945    45,863,590
-------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
   Net investment income                                              (13,188,698)  (24,761,325)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders          (13,188,698)  (24,761,325)
-------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                                    76,256,923    63,198,199
   Net asset value of shares issued in connection with the transfer
     of the Shepmeyer Investment Fund's net assets (Note 8)                    --    14,574,435
   Net asset value of shares issued for reinvestment of dividends       5,548,134    12,606,352
   Cost of shares reacquired                                          (46,301,560)  (78,933,294)
-------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                 35,503,497    11,445,692
-------------------------------------------------------------------------------------------------
Increase in Net Assets                                                 40,350,744    32,547,957

NET ASSETS:
   Beginning of period                                                458,665,699   426,117,742
-------------------------------------------------------------------------------------------------
   End of period*                                                    $499,016,443  $458,665,699
-------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                       $884,569      $289,785
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     21 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The National Portfolio ("Portfolio") is a separate diversified investment portfolio of the Smith Barney Muni Funds ("Fund").The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, Pennsylvania, California Money Market, Massachusetts Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, if any, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective April 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended September 30, 2001, interest income increased by $344,929, and the change in net unrealized appreciation of investments decreased by $344,929. In addition, the Fund recorded a adjustments to increase the cost of securities and increase to accumulated undistributed net investment income by $288,365 to reflect the cumulative effect of this change up to the date of the adoption.

2. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.


     22 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended September 30, 2001, the Portfolio paid transfer agent fees of $44,944 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase.This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate.These purchases do not incur an initial sales charge.

For the six months ended September 30, 2001, SSB received sales charges of approximately $458,000 and $36,000 on sales of the Portfolio's Class A and L shares, respectively.

In addition, for the six months ended September 30, 2001, CDSCs paid to SSB were approximately:

                                                       Class A Class B Class L
-------------------------------------------------------------------------------
CDSCs                                                     $2,000 $62,000 $4,000
-------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended September 30, 2001, total Distribution Plan fees incurred were:

                                                     Class A  Class B  Class L
-------------------------------------------------------------------------------
Distribution Plan Fees                               $300,989 $154,391 $85,639
-------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

4. Investments

During the six months ended September 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                                          $131,389,393
-------------------------------------------------------------------------------
Sales                                                                85,388,691
-------------------------------------------------------------------------------

At September 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------------
Gross unrealized appreciation                                       $32,249,772
Gross unrealized depreciation                                       (4,697,642)
-------------------------------------------------------------------------------
Net unrealized appreciation                                         $27,552,130
-------------------------------------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or


     23 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2001, the Portfolio did not hold any futures contracts.

6. Capital Loss Carryforward

At March 31, 2001, the Portfolio had, for Federal income tax purposes, approximately $7,921,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                                            2008       2009
---------------------------------------------------------------
Carryforward amounts                     $4,244,000 $3,677,000
---------------------------------------------------------------

7. Shares of Beneficial Interest

At September 30, 2001, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 2001, total paid-in capital amounted to the following for each class:

                                  Class A      Class B     Class L
---------------------------------------------------------------------
Total Paid-in Capital           $400,565,467 $49,716,382 $27,127,623
---------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                                                      Six Months Ended
                                                                                     September 30, 2001
                                                                                  ------------------------
                                                                                    Shares       Amount
------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                                        4,654,607  $ 63,481,972
Net asset value of shares issued in connection with the transfer of the Shepmeyer
 Investment Fund's net assets (Note 8)                                                    --            --
Shares issued on reinvestment                                                        348,946     4,726,158
Shares reacquired                                                                 (2,843,994)  (38,806,062)
------------------------------------------------------------------------------------------------------------
Net Increase                                                                       2,159,559  $ 29,402,068
------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                                          627,504  $  8,539,400
Shares issued on reinvestment                                                         37,461       506,953
Shares reacquired                                                                   (449,003)   (6,101,721)
------------------------------------------------------------------------------------------------------------
Net Increase                                                                         215,962  $  2,944,632
------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                                          310,471  $  4,235,551
Shares issued on reinvestment                                                         23,229       315,023
Shares reacquired                                                                   (102,841)   (1,393,777)
------------------------------------------------------------------------------------------------------------
Net Increase                                                                         230,859  $  3,156,797
------------------------------------------------------------------------------------------------------------

                                                                                         Year Ended
                                                                                       March 31, 2001
                                                                                  ------------------------
                                                                                    Shares       Amount
------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                                        3,424,501  $ 45,430,391
Net asset value of shares issued in connection with the transfer of the Shepmeyer
 Investment Fund's net assets (Note 8)                                             1,128,052    14,574,435
Shares issued on reinvestment                                                        817,028    10,730,156
Shares reacquired                                                                 (4,850,974)  (63,743,679)
------------------------------------------------------------------------------------------------------------
Net Increase                                                                         518,607  $  6,991,303
------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                                          901,233  $ 11,909,562
Shares issued on reinvestment                                                         89,887     1,180,221
Shares reacquired                                                                   (876,457)  (11,490,773)
------------------------------------------------------------------------------------------------------------
Net Increase                                                                         114,663  $  1,599,010
------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                                          440,972  $  5,858,246
Shares issued on reinvestment                                                         52,885       695,975
Shares reacquired                                                                   (281,242)   (3,698,842)
------------------------------------------------------------------------------------------------------------
Net Increase                                                                         212,615  $  2,855,379
------------------------------------------------------------------------------------------------------------


     24 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

8. Transfer of Net Assets

On April 19, 2000, the Portfolio acquired the assets and certain liabilities of the Shepmeyer Investment Fund ("Shepmeyer Fund"), pursuant to a plan of reorganization approved by Shepmeyer Fund shareholders on April 12, 2000. Total shares issued by the Portfolio and the total net assets of the Shepmeyer Fund and the Portfolio on the date of transfer were as follows:

                       Shares Issued   Total Net Assets of the Total Net Assets
Acquired Fund         by the Portfolio     Shepmeyer Fund      of the Portfolio
--------------------------------------------------------------------------------
Shepmeyer Fund           1,128,052           $14,574,435         $419,087,388
--------------------------------------------------------------------------------

The total net assets of the Shepmeyer Fund before acquisition included unrealized depreciation of $79,718 and accumulated net realized loss of $68,440. Total net assets of the Portfolio immediately after the transfer were $433,661,823. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


     25 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

 Financial Highlights



For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                                2001/(1)(2)/ 2001/(2)/ 2000/(2)/  1999/(2)/   1998      1997
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $13.58      $12.94    $13.97     $14.16    $13.60    $13.67
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                        0.39        0.76      0.74       0.74      0.79      0.81
 Net realized and unrealized gain (loss)/(3)/      0.12        0.64     (1.03)      0.03      0.73     (0.09)
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.51        1.40     (0.29)      0.77      1.52      0.72
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            (0.38)      (0.76)    (0.73)     (0.75)    (0.80)    (0.79)
 Net realized gains                                  --          --     (0.01)     (0.21)    (0.16)       --
--------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.38)      (0.76)    (0.74)     (0.96)    (0.96)    (0.79)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $13.71      $13.58    $12.94     $13.97    $14.16    $13.60
--------------------------------------------------------------------------------------------------------------
Total Return                                       3.83%++    11.16%    (2.03)%     5.50%    11.47%     5.41%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $422,364    $388,838  $363,812   $404,498  $370,891  $351,395
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                          0.66%+      0.68%     0.68%      0.66%     0.66%     0.70%
 Net investment income/(3)/                        5.74+       5.75      5.59       5.21      5.61      5.92
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              18%         52%       68%        61%       87%       31%
--------------------------------------------------------------------------------------------------------------

Class B Shares                                2001/(1)(2)/ 2001/(2)/ 2000/(2)/  1999/(2)/   1998      1997
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $13.57      $12.93    $13.96     $14.16    $13.61    $13.67
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                        0.36        0.69      0.67       0.67      0.70      0.74
 Net realized and unrealized gain (loss)/(3)/      0.12        0.64     (1.03)      0.02      0.74     (0.08)
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.48        1.33     (0.36)      0.69      1.44      0.66
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            (0.35)      (0.69)    (0.66)     (0.68)    (0.73)    (0.72)
 Net realized gains                                  --          --     (0.01)     (0.21)    (0.16)       --
--------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.35)      (0.69)    (0.67)     (0.89)    (0.89)    (0.72)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $13.70      $13.57    $12.93     $13.96    $14.16    $13.61
--------------------------------------------------------------------------------------------------------------
Total Return                                       3.59%++    10.64%    (2.56)%     4.92%    10.80%     4.95%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $49,947     $46,534   $42,872    $36,451   $20,313   $12,691
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                          1.16%+      1.18%     1.18%      1.16%     1.29%     1.20%
 Net investment income/(3)/                        5.24+       5.26      5.11       4.71      4.95      5.42
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              18%         52%       68%        61%       87%       31%
--------------------------------------------------------------------------------------------------------------

(1)For the six months ended September 30, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Without the adoption of the change in the accounting method discussed in
   Note 1, those amounts would have been $0.38, $0.13, and 5.60% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively, for Class A shares. In addition, for Class B shares those amounts would have been $0.35, $0.13 and 5.09% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.


     26 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class L Shares                                 2001/(1)(2)/    2001/(2)/    2000/(2)/    1999/(2)(3)/     1998     1997
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $13.59          $12.95       $13.97       $14.16          $13.59   $13.65
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(4)/                      0.35            0.68         0.66         0.65            0.69     0.73
 Net realized and unrealized gain (loss)/(4)/    0.13            0.64        (1.02)        0.02            0.74    (0.08)
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.48            1.32        (0.36)        0.67            1.43     0.65
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          (0.34)          (0.68)       (0.65)       (0.65)          (0.70)   (0.71)
 Net realized gains                                --              --        (0.01)       (0.21)          (0.16)      --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.34)          (0.68)       (0.66)       (0.86)          (0.86)   (0.71)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $13.73          $13.59       $12.95       $13.97          $14.16   $13.59
--------------------------------------------------------------------------------------------------------------------------
Total Return                                     3.59%++        10.46%       (2.57)%       4.79%          10.71%    4.90%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $26,705         $23,294      $19,434      $18,528         $15,926  $14,901
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        1.22%+          1.25%        1.26%        1.24%           1.35%    1.27%
 Net investment income/(4)/                        5.18+         5.19         5.03         4.63            4.91     5.35
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            18%             52%          68%          61%             87%      31%
--------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended September 30, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)On June 12, 1998, Class C shares were renamed Class L shares.
(4)Without the adoption of the change in the accounting method discussed in
   Note 1, those amounts would have been $0.34, $0.14, and 5.03% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.


     27 Smith Barney Muni Funds | 2001 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                                  MUNI FUNDS



            TRUSTEES                    INVESTMENT MANAGER
            Lee Abraham                 Smith Barney Fund
            Allan J. Bloostein            Management LLC
            Jane F. Dasher
            Donald R. Foley             DISTRIBUTOR
            Richard E. Hanson, Jr.      Salomon Smith Barney Inc.
            Paul Hardin                 CUSTODIAN
            Heath B. McLendon, Chairman PFPC Trust Company
            Roderick C. Rasmussen
            John P. Toolan              TRANSFER AGENT
            Joseph H. Fleiss, Emeritus  Citi Fiduciary Trust Company
                                        125 Broad Street, 11th Floor
            OFFICERS                    New York, New York 10004
            Heath B. McLendon
            President and               SUB-TRANSFER AGENT
            Chief Executive Officer     PFPC Global Fund Services
                                        P.O. Box 9699
            Lewis E. Daidone            Providence, Rhode Island
            Senior Vice President       02940-9699
            and Treasurer

            Peter M. Coffey
            Vice President

            Anthony Pace
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Muni Funds




 This report is submitted for the general information of the shareholders of Smith Barney Muni Funds --National Portfolio, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY MUNI FUNDS
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



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